As filed with the Securities and Exchange Commission on July 31, 2020

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

Bernstein Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas

New York, New York 10105

(Address of Principal Executive Offices)

(212) 756-4097

(Registrant’s Telephone Number)

Emilie D. Wrapp, Esq.

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Copy to:

Margery K. Neale, Esq.

P. Jay Spinola, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered: SCB Class, Advisor Class and Class Z shares of common stock, par value $0.0001 per share, of International Strategic Equities Portfolio, a series of the Registrant.

It is proposed that this filing become effective on August 31, 2020, pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

INTERNATIONAL PORTFOLIO

and

TAX-MANAGED INTERNATIONAL PORTFOLIO,

each a series of Sanford C. Bernstein Fund, Inc.

1345 Avenue of the Americas

New York, New York 10105

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

August [31], 2020

Dear Shareholder:

Enclosed is a notice of a Joint Special Meeting of Shareholders of each of the following funds:

•	International Portfolio and

•	Tax-Managed International Portfolio (together with the International Portfolio, the “Acquired Portfolios”)

The Acquired Portfolios are each a series of Sanford C. Bernstein Fund, Inc. (“SCB Fund”), a Maryland corporation. The Joint Special Meeting of Shareholders is scheduled for October 22, 2020 at 3:00 p.m. Eastern time (the “Meeting”). In light of the on-going public health concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Meeting online by visiting www.meetingcenter.io/290452384 where you will be able to listen to the Meeting live, submit questions and vote. At the Meeting, the shareholders of each of the Acquired Portfolios will be asked to consider and vote upon a proposal with respect to that Portfolio (each, a “Proposal”). The Proposals are described below.

The Board of Directors of SCB Fund (the “Board”) has reviewed and approved the reorganization (together, the “Reorganizations,” and each, a “Reorganization”) of each of the Acquired Portfolios into the International Strategic Equities Portfolio, a series of Bernstein Fund, Inc. (“Bernstein Fund”), a Maryland corporation.

The Board has recommended that the Proposals be presented to shareholders of the Acquired Portfolios for their consideration. Although the Board has determined that the Proposal(s) for your Portfolio(s) is in your best interest, the final decision to approve the Proposal(s) for your Portfolio(s) is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, a Reorganization would result in your investment, or increased investment, in a fund with similar investment objectives and similar investment policies to those of the Acquired Portfolios and is expected to allow you to enjoy a larger asset base over which expenses may be spread.

The accompanying combined prospectus/proxy statement includes a detailed description of each Proposal. Please read the enclosed materials carefully and authorize your proxy to cast your vote.

To vote, you may use any of the following methods:

•	By Internet. Have your proxy card available. Go to the website listed on your card. Enter your control number from your card. Follow the instructions found on the website.

•

By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Enter your control number from your card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•

At the Meeting Over the Internet. The Meeting will be held entirely online in light of the on-going public health concerns regarding the COVID-19 pandemic. Shareholders of record as of August 20, 2020, will be able to attend and participate in the Meeting by registering online at www.meetingcenter.io/290452384 and entering the following password: BFI2020. Even if you plan to attend the Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Please see the “How do I attend the virtual Meeting?” section below for more details regarding the logistics of the virtual format of the Meeting.

If the shareholders of the International Portfolio and/or the Tax-Managed International Portfolio approve their respective Proposal by the October 22, 2020 meeting date, it is expected that they will become shareholders of the International Strategic Equities Portfolio in or around December 2020 or the beginning of 2021. If the meeting is postponed or adjourned, the Reorganizations may occur on a different date. Each Reorganization is a separate transaction and the occurrence of one Reorganization is not contingent upon shareholder approval of the other Reorganization. Thus, if shareholders of one Acquired Portfolio approve the Reorganization relating to their Portfolio, their Portfolio will be reorganized, even if shareholders of the other Acquired Portfolio do not approve the Reorganization relating to their Portfolio.

If you have any questions before you vote, please call Computershare, at 866-492-0860. They will be happy to help you understand the proposal and assist you in voting.

Beata D. Kirr

President

INTERNATIONAL PORTFOLIO

and

TAX-MANAGED INTERNATIONAL PORTFOLIO

each a series of Sanford C. Bernstein Fund, Inc.

1345 Avenue of the Americas

New York, New York 10105

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of the International Portfolio and the Tax-Managed International Portfolio (together, the “Acquired Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (“SCB Fund”), a Maryland corporation, is scheduled to be held in a virtual meeting format on October 22, 2020 at 3:00 p.m. Eastern time, for the following purposes:

1.

For shareholders of the International Portfolio to consider and vote upon the approval of an Agreement and Plan of Reorganization. Under the Plan, the International Portfolio will transfer all of its assets to, and all of its stated liabilities will be assumed by, the International Strategic Equities Portfolio, a series of Bernstein Fund, Inc., a Maryland corporation, in exchange for shares of the International Strategic Equities Portfolio, and the International Portfolio will be liquidated and terminated.

2.

For shareholders of the Tax-Managed International Portfolio to consider and vote upon the approval of an Agreement and Plan of Reorganization. Under the Plan, the Tax-Managed International Portfolio will transfer all of its assets to, and all of its stated liabilities will be assumed by, the International Strategic Equities Portfolio in exchange for shares of the International Strategic Equities Portfolio, and the Tax-Managed International Portfolio will be liquidated and terminated.

Only the matters set forth in this Notice of Joint Special Meeting of Shareholders may be brought before the Meeting. The Board of Directors of SCB Fund has fixed the close of business on August 20, 2020 as the record date for the determination of the shareholders of the Acquired Portfolios entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof.

Emilie D. Wrapp

Secretary

Dated: August [31], 2020

Shareholders are invited to attend the Meeting virtually over the internet. Even if you plan to attend the Meeting online, we recommend that you also authorize your proxy to vote at the Meeting proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Any shareholder who does not expect to attend the Meeting virtually is urged to vote over the internet or by telephone as described in the materials provided to you. You may also complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in voting promptly, no matter how large or small your holdings may be. A copy of the combined Prospectus and Proxy Statement is available at www.alliancebernstein.com/abfundsproxy.

The Board of Directors of SCB Fund recommends that you vote FOR each Proposal.

Your vote is important.

Please return your proxy card promptly

or vote by telephone or over the internet.

INTERNATIONAL PORTFOLIO

and

TAX-MANAGED INTERNATIONAL PORTFOLIO,

each a series of Sanford C. Bernstein Fund, Inc.

1345 Avenue of the Americas

New York, New York 10105

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed reorganizations and of the information contained in the attached combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”).

1. What is this document and why was it sent to you?

The attached Prospectus/Proxy Statement provides you with information about the Agreement and Plan of Reorganization (the “Plan”), whereby each of the International Portfolio and the Tax-Managed International Portfolio (each, an “Acquired Portfolio” and together, the “Acquired Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (“SCB Fund”), a Maryland corporation, will transfer all of its assets and stated liabilities to the International Strategic Equities Portfolio (the “Acquiring Portfolio”), a series of Bernstein Fund, Inc. (“Bernstein Fund”), a Maryland corporation, in exchange for shares of the Acquiring Portfolio, after which each Acquired Portfolio will be liquidated and terminated (together, the “Reorganizations,” and each, a “Reorganization”).

On July 23, 2020, the Board of Directors of SCB Fund (the “Directors”) unanimously approved and declared advisable the Reorganizations. Each Reorganization also requires approval by the shareholders of the applicable Acquired Portfolio.

2. Do the Portfolios have similar investment objectives and principal investment strategies?

Yes. The investment objectives of the Acquired Portfolios and the Acquiring Portfolio (together, the “Portfolios”) are substantially identical. The investment objective of the International Portfolio and the Tax-Managed International Portfolio is to provide long-term capital growth, and the investment objective of the International Strategic Equities Portfolio is to provide long-term growth of capital.

The principal investment strategies (and the principal risks) of the Acquired Portfolios and the Acquiring Portfolio are substantially similar. Each Acquired Portfolio invests primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index and Canada. Each Acquired Portfolio also invests in less developed or emerging equity markets. The Acquired Portfolios invest primarily in common stocks, but may also invest in preferred stocks,

i

warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Acquired Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Acquiring Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs, GDRs and real estate investment trusts (“REITs”). The Acquiring Portfolio invests primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI All Country World Index (“ACWI”) ex USA Index, which includes both developed and emerging market countries. Consistent with the holdings of each Portfolio’s benchmark, the Acquiring Portfolio generally has been managed to have more exposure to emerging markets than the Acquired Portfolios. In addition, the Acquiring Portfolio generally tends to be more concentrated than the Acquired Portfolios, holding fewer securities than the Acquired Portfolios. Accordingly, the Acquiring Portfolio may be subject to increased risks associated with these differences in portfolio holdings relative to the Acquired Portfolios.

3. What is the purpose of the Reorganizations and what did the Directors consider?

The purpose of the Reorganizations is to transfer all the assets and stated liabilities of each of the Acquired Portfolios to the Acquiring Portfolio. AllianceBernstein L.P., the investment manager to each Portfolio (the “Manager”), proposed the Plan to the Directors, in part, to allow shareholders the potential to realize the benefits offered by the larger, combined Acquiring Portfolio. As discussed in the Prospectus/Proxy Statement, after carefully considering the recommendation of the Manager, the Directors approved the Agreement and Plan of Reorganization. In reaching this conclusion, the Directors considered, among other factors:

•

the continuity of management, as the Acquiring Portfolio has the same Directors and many of the same services providers, including the Manager, distributors, custodian, foreign custody manager and accounting agent, as those of the Acquired Portfolios;

•	the historical investment performance of the Portfolios, and the fact they have substantially identical investment objectives and similar principal investment strategies and risks;

•

that the Tax-Managed International Portfolio’s strategy of seeking to minimize the impact of taxes on shareholders has not been a differentiating factor for shareholders relative to the International Portfolio in part because of their similar portfolio turnover rates;

•	that the Portfolios have substantially similar investment advisory agreements and pay advisory fees based on the same rate schedule;

•

the fact that each Reorganization will result in shareholders of an Acquired Portfolio owning shares of a much larger Portfolio, which is expected to result in lower overall expenses over time for the Portfolios;

•	the costs of the Reorganizations and the allocation thereof; and

•

that each Reorganization is intended to be a tax-free reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that it is intended that shareholders of an Acquired Portfolio will become shareholders of the Acquiring Portfolio without realizing any gain or loss for federal income tax purposes as a result of the applicable Reorganization itself. However, the Internal Revenue Service may disagree with the position that each Reorganization is a tax-free reorganization, and shareholders of an Acquired Portfolio could realize gain or loss (as applicable) when they become shareholders of the Acquiring Portfolio.[1]

In addition, the Manager also noted to the Directors that the Reorganizations will consolidate shareholders’ exposure to international equities into the Acquiring Portfolio, which is expected to better complement the U.S. equity investment by BPWM.

4. How will the Reorganizations work?

The Agreement and Plan of Reorganization, among other things, provides for:

•

the transfer of all of the assets of each Acquired Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the stated liabilities of each Acquired Portfolio in exchange for shares of common stock, par value $0.0001 per share, of the Acquiring Portfolio;

•	the distribution of the shares of the Acquiring Portfolio received by each Acquired Portfolio to shareholders of the Acquired Portfolio; and

•	the liquidation and termination of each Acquired Portfolio.

Each Reorganization is expected to occur in or around December 2020 or the beginning of 2021.

[1]

Shareholders of Class A or Class C shares of an Acquired Portfolio with an investment amount less than $10,000 at the time of the applicable Reorganization who are not clients of Bernstein Private Wealth Management of AllianceBernstein L.P. (“BPWM”) will receive cash in connection with the applicable Reorganization. This will be a taxable event.

5. How will the Reorganizations affect shareholders of the Acquired Portfolios?

If the Reorganization of an Acquired Portfolio is approved, shareholders of the applicable Acquired Portfolio will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio according to the following chart:

Acquired Portfolios — Share Class Exchanged	Acquiring Portfolio — Share Class Received
Class A	SCB Class
Class C*	SCB Class
Class Z	Class Z
International Class / Tax-Managed International Class	Advisor Class (if applicable**) or SCB Class

*

Class C shares of the Tax-Managed International Portfolio are no longer offered, and as of June 18, 2020, were redeemed or converted into Class A shares. References herein to Class C shares of the Acquired Portfolio(s) relate solely to Class C shares of the International Portfolio.

**

The following clients of BPWM will receive Advisor Class shares: (i) clients who are subject to the global fee schedule for investment management services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and (ii) clients investing at least $3 million in a Portfolio of SCB Fund or Bernstein Fund.

Each of the SCB Class and Advisor Class of the Acquiring Portfolio have a minimum investment amount of $10,000. Shareholders of an Acquired Portfolio who hold Class A or Class C shares with an investment amount less than $10,000 at the time of the applicable Reorganization will be redeemed for cash for those shares at the time of the applicable Reorganization.

No sales charge will be imposed on the shares of the Acquiring Portfolio received by shareholders of an Acquired Portfolio in connection with the Reorganizations.

6. When will the Reorganizations take place?

Each Reorganization is expected to take place in or around December 2020 or the beginning of 2021.

7. Who manages the Portfolios?

AllianceBernstein L.P. serves as the investment manager to each of the Acquired Portfolios and the Acquiring Portfolio. As of June 30, 2020, the Manager managed assets totaling approximately $600 billion, of which over $123 billion represented assets of registered investment companies sponsored by the Manager. The 28 registered investment companies managed by the Manager, comprising approximately 97 separate investment portfolios, had approximately 2.6 million shareholder accounts (as of June 30, 2020).

The day-to-day management of, and investment decisions for, each Acquired Portfolio are made by Kent Hargis, Avi Lavi, Mark Phelps, Daniel Roarty and Nelson Yu. Mr. Hargis is a Senior Vice President of the Manager, with which he has been associated since prior to 2015. Mr. Lavi is a Senior Vice President of the Manager, with which he has been associated since prior to 2015. Mr. Phelps is a Senior Vice President and Chief Investment Officer of Concentrated Global Growth of the Manager, with which he has been associated in a similar capacity since prior to 2015. Mr. Roarty is a Senior Vice President of the Manager, with which he has been associated since prior to 2015. Mr. Yu is a Senior Vice President of the Manager, with which he has been associated since prior to 2015.

Stuart Rae and Sammy Suzuki are responsible for the day-to-day management of, and investment decisions for, the Acquiring Portfolio. Mr. Rae is a Senior Vice President and Chief Investment Officer of Asia-Pacific Value Equities of the Manager, with which he has been associated in a substantially similar capacity since prior to 2015. Mr. Suzuki is a Senior Vice President of the Manager, with which he has been associated since prior to 2015, and Co-Chief Investment Officer of Strategic Core Equities since 2018. It is expected that Stuart Rae and Sammy Suzuki will continue to manage the International Strategic Equities Portfolio following the Reorganizations.

The Acquired Portfolios are overseen by the same Directors as the Acquiring Portfolio.

8. How will the Reorganizations affect the management fees, expenses and yields?

The Acquired Portfolios and the Acquiring Portfolio pay management fees based on the same rate schedule. The rate schedules for each Portfolio contain “breakpoints” whereby net assets above certain levels bear fees at lower rates. Because the Acquiring Portfolio is expected after the Reorganizations to have greater net assets than any of the Portfolios immediately prior to the Reorganizations, it is expected that after giving effect to breakpoints, it will pay management fees at a lower blended rate immediately following the Reorganizations. Total fund operating expenses borne by current shareholders of each Acquired Portfolio may decrease, and their returns may increase, following the Reorganizations due to the anticipated lower advisory fees and other economies of scale that may be realized by being part of a larger, combined fund. Among other reasons, as further detailed in Question/Answer #9, given this potential for (i) lower total fund operating expenses and (ii) increased returns as a result of lower expenses, the Acquired Portfolios will bear the costs and expenses of the Reorganizations.

9. Who is paying the expenses of the Reorganizations?

The Acquired Portfolios will bear the costs and expenses of the Reorganizations, allocated to each Acquired Portfolio based on its relative net assets, except that the Acquiring Portfolio will pay a portion of the audit fees associated with the Reorganizations. The total costs and expenses of the Reorganizations are estimated to

v

be approximately $370,000. The Board determined that the Acquired Portfolios should pay the expenses of the Reorganizations (except for a portion of the audit fees) because of the multiple expected benefits for shareholders of the Acquired Portfolios, including (i) the potential for lower total fund operating expenses, (ii) the potential for increased returns as a result of the lower expenses in a larger, combined fund, and (iii) the opportunity to participate in a portfolio with historically better performance. In addition, the Board considered the Advisor’s belief that the Reorganizations would be more beneficial to Acquired Portfolios’ shareholders than certain alternatives, including the liquidation of the Acquired Portfolios. As of the date of this Prospectus/Proxy Statement, it is anticipated that transaction costs of approximately $442,656 and $1,039,443 will be incurred by the International Portfolio and its shareholders, and the Tax-Managed International Portfolio and its shareholders, respectively, to reposition its portfolio in connection with the Reorganizations. Additionally, the Acquired Portfolios will bear any market impact costs at the time such portfolio securities are sold.

10. Who do I call if I have questions about the Reorganizations?

If you have any questions about the Reorganizations, please call your Bernstein advisor at (212) 486-5800 (as applicable), or you may call AllianceBernstein Investor Services, Inc. toll-free at (800) 221-5672 from 9:00 a.m. to 5:00 p.m. Eastern time.

11. How do I attend the virtual Meeting?

There is no physical location for the Meeting. For each Portfolio, the Meeting will be held at the following Meeting website: http://www.meetingcenter.io/290452384. To participate in the Meeting, shareholders of each Portfolio must enter the following password: BFI2020. Shareholders must also enter the control number found on their proxy card previously received. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. We encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Meeting site will first be accessible to shareholders beginning at approximately 9:00 a.m. Eastern Time on October 14, 2020. For questions relating to participation at the Meeting by remote communication, please call 866-492-0860.

The virtual meeting platform is fully supported across browsers (e.g., Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

•

Access to the Audio Webcast of the Meeting. The live audio webcast of the meeting will begin promptly at 3:00 p.m. Eastern time on October 22, 2020. Online access to the audio webcast will open approximately thirty minutes prior to the start of the Meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the Meeting prior to the start time.

•

Beneficial Owners. If shares are held through an intermediary, such as a bank or broker, shareholders must register in advance to attend the Meeting. To register, shareholders must submit proof of their proxy power (legal proxy) reflecting their Portfolio holdings along with their name and email address to Computershare Fund Services. Shareholders may forward an email from their intermediary or attach an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 9:00 a.m., Eastern Time, on October 19, 2020. Shareholders will receive a confirmation email from Computershare Fund Services of the shareholder’s registration and a control number that will allow the shareholder to vote at the Meeting.

12. Where may I find additional information regarding the Acquired Portfolios and the Acquiring Portfolio?

Additional information relating to the Acquired Portfolios and the Acquiring Portfolio has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into the Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information (“SAI”), dated August [31], 2020, that has been filed with the SEC in connection with this Prospectus/Proxy Statement;

•

The Prospectus and SAI for the Acquiring Portfolio, dated January 28, 2020, as supplemented through the date of this Prospectus/Proxy Statement, only insofar as it relates to the Acquiring Portfolio (SEC No. 333-207065);

•

The Prospectus and SAI of the International Portfolio, dated January 28, 2020, as supplemented through the date of this Prospectus/Proxy Statement, only insofar as it relates to the International Portfolio (SEC File No. 811-05555);

•

The Prospectus and SAI of the Tax-Managed International Portfolio, dated January 28, 2020, as supplemented through the date of this Prospectus/Proxy Statement, only insofar as it relates to the Tax-Managed International Portfolio (SEC File No. 811-05555);

•

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Portfolio contained in its annual report for the fiscal year ended September 30, 2019;

•

The audited financial statements and related independent registered public accounting firm’s report for the International Portfolio contained in its annual report for the fiscal year ended September 30, 2019;

•

The audited financial statements and related independent registered public accounting firm’s report for the Tax-Managed International Portfolio contained in its annual report for the fiscal year ended September 30, 2019;

•	The unaudited financial statements for the Acquiring Portfolio contained in its semi-annual report for the six-month period ended March 31, 2020;

•	The unaudited financial statements for the International Portfolio contained in its semi-annual report for the six-month period ended March 31, 2020; and

•	The unaudited financial statements for the Tax-Managed International Portfolio contained in its semi-annual report for the six-month period ended March 31, 2020.

Copies of the annual reports to shareholders of the Acquired Portfolios and the Acquiring Portfolio are available, along with the Prospectus/Proxy Statement and SAI, upon request, without charge, by writing to the address or calling the telephone number listed below:

By mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	(800) 227-4618

On the Internet:	The annual reports of the shareholders of the Acquired Portfolios and the Acquiring Portfolio are available at www.bernstein.com or www.abfunds.com, and the Prospectus/Proxy Statement and SAI is available at www.alliancebernstein.com/abfundsproxy.

You may also view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, DC

By phone:	(202) 551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

On the Internet:	www.sec.gov

The information in this combined Prospectus and Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This combined Prospectus and Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PROXY STATEMENT

for

INTERNATIONAL PORTFOLIO

and

TAX-MANAGED INTERNATIONAL PORTFOLIO,

EACH A SERIES OF SANFORD C. BERNSTEIN FUND, INC.

and

PROSPECTUS

for

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO,

A SERIES OF BERNSTEIN FUND, INC.

1345 Avenue of the Americas

New York, New York 10105

(212) 756-4097

Dated August [31], 2020

Acquisition of the Assets and Assumption of the Liabilities of

International Portfolio and Tax-Managed International Portfolio of Sanford C. Bernstein Fund, Inc. By and in Exchange for Shares of International Strategic Equities Portfolio,

A Series of Bernstein Fund, Inc.

This combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”) is being furnished to the shareholders of the International Portfolio and the Tax-Managed International Portfolio (together, the “Acquired Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (“SCB Fund”), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of SCB Fund for use at a joint special meeting of shareholders of the Acquired Portfolios and at any postponements or adjournments thereof (the “Meeting”).

In light of the on-going public health concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format on October 22, 2020 at 3:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about September [•], 2020.

The purposes of the Meeting are:

1.

For shareholders of the International Portfolio to consider and vote upon the approval of an Agreement and Plan of Reorganization. Under the Plan, the International Portfolio will transfer all of its assets to, and all of its stated

liabilities (as defined in the Plan) will be assumed by, the International Strategic Equities Portfolio (the “Acquiring Portfolio”), a series of Bernstein Fund, Inc. (“Bernstein Fund”), a Maryland corporation, in exchange for shares of the Acquiring Portfolio and the International Portfolio will be liquidated and terminated.

2.

For shareholders of the Tax-Managed International Portfolio to consider and vote upon the approval of an Agreement and Plan of Reorganization. Under the Plan, the Tax-Managed International Portfolio will transfer all of its assets to, and all of its stated liabilities (as defined in the Plan) will be assumed by, the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the Tax-Managed International Portfolio will be liquidated and terminated.

As this is a special meeting of shareholders under Maryland law, only the matters set forth in the Notice of Joint Special Meeting may be brought before the Meeting.

Pursuant to the Agreement and Plan of Reorganization (the “Plan”), each Acquired Portfolio will transfer all of its assets to, and all of its liabilities, as defined in the Plan (“stated liabilities”), will be assumed by, the Acquiring Portfolio, in exchange for shares of common stock, par value $0.0001 per share, of the Acquiring Portfolio, which will be distributed to shareholders of the applicable Acquired Portfolio, and the subsequent redemption and cancellation of shares of the Acquired Portfolio and liquidation and termination of the Acquired Portfolio (together, the “Reorganizations,” and each, a “Reorganization”).

If the Reorganization of an Acquired Portfolio is approved, shareholders of the applicable Acquired Portfolio will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio according to the following chart:

Acquired Portfolios — Share Class Exchanged	Acquiring Portfolio — Share Class Received
Class A	SCB Class
Class C*	SCB Class
Class Z	Class Z
International Class / Tax-Managed International Class	Advisor Class (if applicable**) or SCB Class

*

Class C shares of the Tax-Managed International Portfolio are no longer offered, and as of June 18, 2020, were redeemed or converted into Class A shares. References herein to Class C shares of the Acquired Portfolio(s) relate solely to Class C shares of the International Portfolio.

**

The following clients of Bernstein Private Wealth Management of AllianceBernstein L.P. (“BPWM”) will receive Advisor Class shares: (i) clients who are subject to the global fee schedule for investment management services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and (ii) clients investing at least $3 million in a Portfolio of SCB Fund or Bernstein Fund.

Class A and Class C shares of the Acquired Portfolios are available to retail investors with a minimum initial investment of $10,000. Class Z shares of each Portfolio are available only to registered funds advised by the Manager. The International Class and Tax-Managed International Class shares of the applicable Acquired Portfolio have a minimum initial investment of $10,000. Each of the SCB Class and Advisor Class of the Acquiring Portfolio has a minimum investment amount of $10,000, and the Advisor Class and SCB Class shares are currently only available, and after the Reorganizations will only be available, to certain clients of the Bernstein Private Wealth Management Unit of the Manager (i.e., private clients), except for certain Class A and Class C shareholders of an Acquired Portfolio (i.e., retail investors) that receive SCB Class shares of the Acquiring Portfolio in connection with the applicable Reorganization).

Shareholders of an Acquired Portfolio who hold Class A or Class C shares with an investment amount less than $10,000 at the time of the applicable Reorganization will be redeemed for cash for those shares at the time of the applicable Reorganization.

No sales charge will be imposed on the shares of the Acquiring Portfolio received by shareholders of an Acquired Portfolio in connection with the Reorganizations.

Each Reorganization is a separate transaction and shareholder approval of one Reorganization is not contingent upon shareholder approval of the other Reorganization. Thus, if shareholders of one Acquired Portfolio approve the Reorganization relating to their Portfolio, their Portfolio will be reorganized, even if shareholders of the other Acquired Portfolio do not approve the Reorganization relating to their Portfolio.

Each Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, for federal income tax purposes. See “Certain Federal Tax Consequences of the Reorganizations” below. Shareholders should consult their tax advisers to determine the actual impact of the Reorganizations in light of their individual tax circumstances.

The investment objectives of the Acquired Portfolio and the Acquiring Portfolio are substantially identical. The principal investment policies and risks of the Acquired Portfolios and the Acquiring Portfolio are substantially similar. AllianceBernstein L.P. serves as investment manager (the “Manager”) for the Acquired Portfolios and the Acquiring Portfolio. The Tax-Managed International Portfolio, unlike the International Portfolio and the Acquiring Portfolio, seeks to minimize the impact of taxes on shareholders’ returns.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of the International Strategic Equities Portfolio that you should know about before voting. You should retain it for future reference. Additional information about the International Strategic Equities Portfolio and the proposed Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•

The Prospectus for the International Strategic Equities Portfolio, dated January 28, 2020, as supplemented through the date of this Prospectus/Proxy Statement, only insofar as it relates to the International Strategic Equities Portfolio, filed with the SEC (No. 333-207065) and incorporated by reference into this Prospectus/Proxy Statement.

•

The Statement of Additional Information (“SAI”) for the International Strategic Equities Portfolio, dated January 28, 2020, as supplemented through the date of this Prospectus/Proxy Statement, only insofar as it relates to the International Strategic Equities Portfolio, filed with the SEC (No. 333-207065) and incorporated by reference into this Prospectus/Proxy Statement.

•	The SAI, dated August [31], 2020, relating to this Prospectus/Proxy Statement (No. [•]), which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•

The Annual Report to Shareholders for the International Strategic Equities Portfolio for the fiscal year ended September 30, 2019, filed with the SEC (No. 811-23100) and incorporated by reference into this Prospectus/Proxy Statement.

•

The Semi-Annual Report to Shareholders for the International Strategic Equities Portfolio for the six-month period ended March 31, 2020, filed with the SEC (No. 811-23100) and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling (212) 486-5800 or by writing to the International Strategic Equities Portfolio at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

Important Notice Regarding Availability of Proxy Materials for the Shareholders’ Meeting to be Held on Thursday, October 22, 2020 at 3:00 p.m. Eastern time. This Prospectus/Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Appendix A to this Prospectus/Proxy Statement) and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve the Plan with respect to each Acquired Portfolio of which you own shares that will have the effect of combining the applicable Acquired Portfolio and the International Strategic Equities Portfolio into a single mutual fund, sometimes referred to as the “Combined Portfolio”. The consummation of each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).

For the reasons set forth in the “Reasons for the Reorganizations” section, the Board of Directors of SCB Fund (the “Board”) has determined that the proposed Reorganizations are in the best interests of the Acquired Portfolios, and has also concluded that the interests of the existing shareholders of the Portfolios will not be diluted as a result of the Reorganizations.

Comparison of the Acquired Portfolios and Acquiring Portfolio

The investment objectives of the Acquired Portfolios and the Acquiring Portfolio are substantially identical. The principal investment strategies and risks of the Acquired Portfolios and the Acquiring Portfolio are substantially similar. AllianceBernstein L.P. serves as investment manager (the “Manager”) for the Acquired Portfolios and the Acquiring Portfolio. The Acquired Portfolios and the Acquiring Portfolio primarily invest in equity securities and, under normal circumstances, invest in at least three countries outside the U.S. The Acquired Portfolios and the Acquiring Portfolio may also invest in foreign (non-U.S.) currencies, futures, and options. The Acquired Portfolios and the Acquiring Portfolio are classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The performance benchmark for the Acquired Portfolios is the MSCI EAFE Index, and the performance benchmark for the Acquiring Portfolio is the MSCI ACWI ex USA Index. The Manager generally invests the assets of the Acquired Portfolios using multiple disciplines for varying portions (i.e., “sleeves”) of each Acquired Portfolio, while the Manager utilizes a more active and focused investment approach for the Acquiring Portfolio. Consistent with the holdings of each Portfolio’s benchmark, the Acquiring Portfolio generally has been managed to have more exposure to emerging markets than the Acquired Portfolios. In addition, the Acquiring Portfolio generally tends to be more concentrated than the Acquired Portfolios, holding fewer securities than the Acquired Portfolios. Accordingly, the Acquiring Portfolio may be subject to increased risks associated with these differences in portfolio holdings relative to the Acquired Portfolios.

The management fee schedules for the Portfolios are the same. As of each Portfolio’s most recent fiscal year end, however, the effective management fee rate for the Acquiring Portfolio is slightly lower than the management fee rate for each of the Acquired Portfolios due to breakpoints based on the average daily net assets of the Acquiring Portfolio. Certain fees incurred by the Acquired Portfolios are not incurred by the Acquiring Portfolio. As a result, it is expected that shareholders of an Acquired Portfolio will benefit from lower annual operating expenses as shareholders in the combined Acquiring Portfolio, based on each Portfolio’s operating expenses as of its most recent fiscal year end. The Acquiring Portfolio may be required to reimburse the Manager for the costs of certain administrative expenses (the “Administrative Reimbursement”). No costs under the Administrative Reimbursement were sought by the Manager during the previous fiscal year. Had the Manager sought costs under the Administrative Reimbursement, these costs would have been approximately $75,000 for the most recent fiscal year. The Manager may seek costs under the Administrative Reimbursement in the future.

The Board, on behalf of each of the Acquired Portfolios, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of an Acquired Portfolio at the close of business on August 20, 2020 (the “Record Date”) will be entitled to vote at the Meeting and any postponements or adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the applicable Acquired Portfolio.

The approval of the Plan requires the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the total outstanding voting shares of the applicable Acquired Portfolio. Specifically, approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of the Acquired Portfolio represented at a meeting at which more than 50% of the outstanding voting shares of the Acquired Portfolio are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the applicable Acquired Portfolio (the “1940 Act Majority”). As of July 31, 2020, approximately [•]% of the International Portfolio and [•]% of the Tax-Managed International Portfolio is held by affiliated funds. The Manager may vote the proxies for these affiliated funds in favor of the Reorganizations in accordance with the Manager’s proxy voting policies and procedures and in accordance with the Manager’s view that the Reorganizations are in the best interest of the shareholders of each Portfolio.

Please authorize your proxy to vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed proxy card or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you may receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

Reasons for the Reorganizations

The Directors of SCB Fund (the “Directors”), including all of the Directors who are not “interested persons” of SCB Fund (the “Independent Directors”), on behalf of the Acquired Portfolios, unanimously determined that the Reorganizations would be in the best interests of each of the Acquired Portfolios. After carefully considering the recommendation of the Manager, the Directors approved the Agreement and Plan of Reorganization. In reaching this conclusion, the Directors considered, among other factors:

•

the continuity of management, as the Acquiring Portfolio has the same Directors and many of the same services providers, including the Manager, distributors, custodian, foreign custody manager and accounting agent as those of the Acquired Portfolios;

•	the historical investment performance of the Portfolios, and the fact they have substantially identical investment objectives and similar principal investment strategies and risks;

•

the Tax-Managed International Portfolio’s strategy of seeking to minimize the impact of taxes on shareholders has not been a differentiating factor for shareholders relative to the International Portfolio in part because of their similar portfolio turnover rates;

•	that the Portfolios have substantially similar investment advisory agreements and pay advisory fees based on the same rate schedule;

•

the fact that each Reorganization will result in shareholders of an Acquired Portfolio owning shares of a much larger Portfolio, which is expected to result in lower overall expenses over time for the Portfolios;

•	the costs of the Reorganizations and the allocation thereof;

•

that each Reorganization is intended to be a tax-free reorganization within the meaning of the regulations under Section 368(a) of the Code. This means that it is intended that shareholders of an Acquired Portfolio will become shareholders of the Acquiring Portfolio without realizing any gain or loss for federal income tax purposes as a result of the applicable Reorganization itself. However, the Internal Revenue Service may disagree with the position that each Reorganization is a tax-free reorganization, and shareholders of the Acquired Portfolio could realize gain or loss (as applicable) when they become shareholders of the Acquiring Portfolio. (Shareholders of Class A or Class C shares of an Acquired Portfolio with an investment amount less than $10,000 at the time of the applicable Reorganization who are not clients of BPWM will receive cash in connection with the applicable Reorganization. This will be a taxable event.)

In addition, the Manager also noted to the Directors that the Reorganizations will consolidate shareholders’ exposure to international equities into the Acquiring Portfolio, which is expected to better complement the U.S. equity investment by BPWM.

For the reasons discussed above, the Board of Directors of SCB Fund on behalf of the Acquired Portfolios unanimously recommend that you vote FOR the Plan.

Each Reorganization is a separate transaction and shareholder approval of one Reorganization is not contingent upon shareholder approval of another Reorganization. Thus, if shareholders of one Acquired Portfolio approve the Reorganization relating to their Portfolio, their Portfolio will be reorganized, even if shareholders of the other Acquired Portfolio do not approve the Reorganization relating to their Portfolio.

If shareholders of an Acquired Portfolio do not approve the Plan, the Board will consider other possible courses of action for the applicable Acquired Portfolio, including, among others, the liquidation of an Acquired Portfolio. The liquidation of an Acquired Portfolio would result in taxable gains or losses for most shareholders of the applicable Acquired Portfolio who do not hold their shares in tax-advantaged accounts.

Fees and Expenses

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Acquired Portfolio, as well as the unaudited pro forma fees and expenses of the International Strategic Equities Portfolio that will continue in effect after consummation of the Reorganizations if the Plan is approved. The fees and expenses below of the pro forma International Strategic Equities Portfolio after the Reorganizations are based on expenses of the International Strategic Equities Portfolio, the International Portfolio and Tax-Managed International Portfolio during the twelve months ended September 30, 2019. As each Reorganization is a separate transaction, the tables provided below set out each possible reorganization: (1) the International Portfolio into the International Strategic Equities Portfolio; (2) the Tax-Managed International Portfolio into the International Strategic Equities Portfolio; and (3) the International Portfolio and Tax-Managed International Portfolio into the International Strategic Equities Portfolio. The Pro forma numbers are estimated in good faith and are hypothetical.

The International Portfolio offers Class A, Class C, Class Z shares, and International Class shares. The Tax-Managed International Portfolio offers Class A, Class Z shares, and Tax-Managed International Class shares, and the International Strategic Equities Portfolio offers Class Z, SCB Class, and Advisor Class shares.

The International Portfolio into the International Strategic Equities Portfolio

Shareholder Fees and Operating Expenses (unaudited)

Class A, Class C and SCB Class Shares (for the twelve months ended September 30, 2019)

Shareholder Fees

(fees paid directly from your investment)

	International Portfolio – Class A		International Portfolio – Class C		International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganization
Maximum sales charge (load) imposed on purchases	4.25%		None		None	None
Maximum deferred sales charge (load)	None	(a)	1.00	%(b)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	International Portfolio – Class A	International Portfolio – Class C	International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganization
Management Fees	0.75%	0.75%	0.71%	0.69%
+ Distribution (12b-1) Fees	0.25%	1.00%	None	None
+ Other Expenses
Shareholder Servicing	None	None	0.25%	0.25%
Transfer Agent	0.22%	0.27%	0.01%	0.01%
Other Expenses	0.05%	0.05%	0.03%	0.03%
+ Total Other Expenses	0.27%	0.32%	0.29%	0.29%

= Total annual portfolio operating expenses	1.27%	2.07%	1.00%	0.98%

Class Z Shares (for the twelve months ended September 30, 2019)

Shareholder Fees

(fees paid directly from your investment)

	International Portfolio – Class Z	International Strategic Equities Portfolio – Class Z	Pro Forma International Strategic Equities Portfolio – Class Z After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	International Portfolio – Class Z	International Strategic Equities Portfolio – Class Z	Pro Forma International Strategic Equities Portfolio – Class Z After Reorganization
Management Fees	0.75%	0.71%	0.69%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses
Transfer Agent	0.02%	0.02%	0.02%
Other Expenses	0.06%	0.03%	0.03%
+ Total Other Expenses	0.08%	0.05%	0.05%

= Total annual portfolio operating expenses	0.83%	0.76%	0.74%

International Class Shares and SCB Class Shares (for the twelve months ended September 30, 2019) – for shareholders who will receive SCB Class shares

Shareholder Fees

(fees paid directly from your investment)

	International Portfolio – International Class	International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	International Portfolio – International Class	International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganization
Management Fees	0.75%	0.71%	0.69%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses
Shareholder Servicing	0.25%	0.25%	0.25%
Transfer Agent	0.01%	0.01%	0.01%
Other Expenses	0.05%	0.03%	0.03%
+ Total Other Expenses	0.31%	0.29%	0.29%

= Total annual portfolio operating expenses	1.06%	1.00%	0.98%

International Class Shares and Advisor Class Shares (for the twelve months ended September 30, 2019) – for shareholders who are eligible for Advisor Class shares

Shareholder Fees

(fees paid directly from your investment)

	International Portfolio – International Class	International Strategic Equities Portfolio – Advisor Class	Pro Forma International Strategic Equities Portfolio – Advisor Class After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	International Portfolio – International Class	International Strategic Equities Portfolio – Advisor Class	Pro Forma International Strategic Equities Portfolio – Advisor Class After Reorganization
Management Fees	0.75%	0.71%	0.69%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses
Shareholder Servicing	0.25%	None	None
Transfer Agent	0.01%	0.01%	0.01%
Other Expenses	0.05%	0.03%	0.03%
+ Total Other Expenses	0.31%	0.04%	0.04%

= Total annual portfolio operating expenses	1.06%	0.75%	0.73%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

The Tax-Managed International Portfolio into the International Strategic Equities Portfolio

Shareholder Fees and Operating Expenses (unaudited)

Class A and SCB Class Shares (for the twelve months ended September 30, 2019)

Shareholder Fees

(fees paid directly from your investment)

	Tax-Managed International Portfolio – Class A*		International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganization
Maximum sales charge (load) imposed on purchases	4.25%		None	None
Maximum deferred sales charge (load)	None	(a)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Tax-Managed International Portfolio – Class A*	International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganization
Management Fees	0.73%	0.71%	0.67%
+ Distribution (12b-1) Fees	0.25%	None	None
+ Other Expenses
Shareholder Servicing	None	0.25%	0.25%
Transfer Agent	0.20%	0.01%	0.01%
Other Expenses	0.03%	0.03%	0.02%
+ Total Other Expenses	0.23%	0.29%	0.28%

= Total annual portfolio operating expenses	1.21%	1.00%	0.95%

*	Effective as of June 18, 2020, all Class C shares of the Tax-Managed International Portfolio were redeemed or converted into Class A shares.

Class Z Shares (for the twelve months ended September 30, 2019)

Shareholder Fees

(fees paid directly from your investment)

	Tax-Managed International Portfolio – Class Z	International Strategic Equities Portfolio – Class Z	Pro Forma International Strategic Equities Portfolio – Class Z After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Tax-Managed International Portfolio – Class Z	International Strategic Equities Portfolio – Class Z	Pro Forma International Strategic Equities Portfolio – Class Z After Reorganization
Management Fees	0.73%	0.71%	0.67%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses
Transfer Agent	0.02%	0.02%	0.02%
Other Expenses	0.03%	0.03%	0.02%
+ Total Other Expenses	0.05%	0.05%	0.04%

= Total annual portfolio operating expenses	0.78%	0.76%	0.71%

Tax-Managed International Shares and SCB Class Shares (for the twelve months ended September 30, 2019) – for shareholders who will receive SCB Class shares

Shareholder Fees

(fees paid directly from your investment)

	Tax-Managed International Portfolio – Tax-Managed International Class	International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Tax-Managed International Portfolio – Tax- Managed International Class	International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganization
Management Fees	0.73%	0.71%	0.67%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses
Shareholder Servicing	0.25%	0.25%	0.25%
Transfer Agent	0.01%	0.01%	0.01%
Other Expenses	0.03%	0.03%	0.02%
+ Total Other Expenses	0.29%	0.29%	0.28%

= Total annual portfolio operating expenses	1.02%	1.00%	0.95%
– Fee waiver/expense reimbursement(b)	(0.01)%	0.00%	0.00%

= Total annual portfolio operating expenses after fee waiver/expense reimbursement	1.01%	1.00%	0.95%

Tax-Managed International Shares and Advisor Class Shares (for the twelve months ended September 30, 2019) – for shareholders who are eligible for Advisor Class

Shareholder Fees

(fees paid directly from your investment)

	Tax-Managed International Portfolio – Tax-Managed International Class	International Strategic Equities Portfolio – Advisor Class	Pro Forma International Strategic Equities Portfolio – Advisor Class After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Tax-Managed International Portfolio – Tax-Managed International Class	International Strategic Equities Portfolio – Advisor Class	Pro Forma International Strategic Equities Portfolio – Advisor Class After Reorganization
Management Fees	0.73%	0.71%	0.67%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses
Shareholder Servicing	0.25%	None	None
Transfer Agent	0.01%	0.01%	0.01%
Other Expenses	0.03%	0.03%	0.02%
+ Total Other Expenses	0.29%	0.04%	0.03%

= Total annual portfolio operating expenses	1.02%	0.75%	0.70%
– Fee waiver/expense reimbursement(b)	(0.01)%	0.00%	0.00%

= Total annual portfolio operating expenses after fee waiver/expense reimbursement	1.01%	0.75%	0.70%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)

In connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”), the Manager has agreed to waive its management fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee. This waiver will remain in effect until January 28, 2021 and will continue thereafter from year-to-year unless the Manager provides notice of termination to the Portfolio 60 days prior to the end of the period.

The International Portfolio and the Tax-Managed International Portfolio into the International Strategic Equities Portfolio

Shareholder Fees and Operating Expenses (unaudited)

Class A and Class C Shares and SCB Class (for the twelve months ended September 30, 2019)

Shareholder Fees

(fees paid directly from your investment)

	International Portfolio – Class A		Tax-Managed International Portfolio – Class A*		International Portfolio – Class C		International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganizations
Maximum sales charge (load) imposed on purchases	4.25%		4.25%		None		None	None
Maximum deferred sales charge (load)	None	(a)	None	(a)	1.00	%(b)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	International Portfolio – Class A	Tax-Managed International Portfolio – Class A*	International Portfolio – Class C	International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganizations
Management Fees	0.75%	0.73%	0.75%	0.71%	0.66%
+ Distribution (12b-1) Fees	0.25%	0.25%	1.00%	None	None
+ Other Expenses
Shareholder Servicing	None	None	None	0.25%	0.25%
Transfer Agent	0.22%	0.20%	0.27%	0.01%	0.01%
Other Expenses	0.05%	0.03%	0.05%	0.03%	0.02%
+ Total Other Expenses	0.27%	0.23%	0.32%	0.29%	0.28%

= Total annual portfolio operating expenses	1.27%	1.21%	2.07%	1.00%	0.94%

*	Effective as of June 18, 2020, all Class C shares of the Tax-Managed International Portfolio were redeemed or converted into Class A shares.

Class Z Shares (for the twelve months ended September 30, 2019)

Shareholder Fees

(fees paid directly from your investment)

	International Portfolio – Class Z	Tax-Managed International Portfolio – Class Z	International Strategic Equities Portfolio – Class Z	Pro Forma International Strategic Equities Portfolio – Class Z After Reorganizations
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	International Portfolio – Class Z	Tax-Managed International Portfolio – Class Z	International Strategic Equities Portfolio – Class Z	Pro Forma International Strategic Equities Portfolio – Class Z After Reorganizations
Management Fees	0.75%	0.73%	0.71%	0.66%
+ Distribution (12b-1) Fees	None	None	None	None
+ Other Expenses
Transfer Agent	0.02%	0.02%	0.02%	0.02%
Other Expenses	0.06%	0.03%	0.03%	0.02%
+ Total Other Expenses	0.08%	0.05%	0.05%	0.04%

= Total annual portfolio operating expenses	0.83%	0.78%	0.76%	0.70%

International Class Shares, Tax-Managed International Class Shares and SCB Class Shares (for the twelve months ended September 30, 2019) – for shareholders who will receive SCB Class shares

Shareholder Fees

(fees paid directly from your investment)

	International Portfolio – International Class	Tax-Managed International Portfolio – Tax-Managed International Class	International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganizations
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None
Maximum account fee	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	International Portfolio – International Class	Tax-Managed International Portfolio – Tax-Managed International Class	International Strategic Equities Portfolio – SCB Class	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganizations
Management Fees	0.75%	0.73%	0.71%	0.66%
+ Distribution (12b-1) Fees	None	None	None	None
+ Other Expenses
Shareholder Servicing	0.25%	0.25%	0.25%	0.25%
Transfer Agent	0.01%	0.01%	0.01%	0.01%
Other Expenses	0.05%	0.03%	0.03%	0.02%
+ Total Other Expenses	0.31%	0.29%	0.29%	0.28%

= Total annual portfolio operating expenses	1.06%	1.02%	1.00%	0.94%
– Fee waiver and/or expense reimbursement(c)	0.00%	(0.01)%	0.00%	0.00%

= Net annual fund operating expenses	1.06%	1.01%	1.00%	0.94%

International Class Shares, Tax-Managed International Class Shares and Advisor Class Shares (for the twelve months ended September 30, 2019) – for shareholders who are eligible for Advisor Class shares

Shareholder Fees

(fees paid directly from your investment)

	International Portfolio – International Class	Tax-Managed International Portfolio – Tax-Managed International Class	International Strategic Equities Portfolio – Advisor Class	Pro Forma International Strategic Equities Portfolio – Advisor Class After Reorganizations
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	International Portfolio – International Class	Tax-Managed International Portfolio – Tax-Managed International Class	International Strategic Equities Portfolio – Advisor Class	Pro Forma International Strategic Equities Portfolio – Advisor Class After Reorganizations
Management Fees	0.75%	0.73%	0.71%	0.66%
+ Distribution (12b-1) Fees	None	None	None	None
+ Other Expenses
Shareholder Servicing	0.25%	0.25%	None
Transfer Agent	0.01%	0.01%	0.01%	0.01%
Other Expenses	0.05%	0.03%	0.03%	0.02%
+ Total Other Expenses	0.31%	0.29%	0.04%	0.03%

= Total annual portfolio operating expenses	1.06%	1.02%	0.75%	0.69%
– Fee waiver and/or expense reimbursement(c)	0.00%	(0.01)%	0.00%	0.00%

= Net annual fund operating expenses	1.06%	1.01%	0.75%	0.69%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.
(c)

In connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”), the Manager has agreed to waive its management fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee. This waiver will remain in effect until January 28, 2021 and will continue thereafter from year-to-year unless the Manager provides notice of termination to the Portfolio 60 days prior to the end of the period.

Expense Examples

These examples are intended to help you compare the cost of investing in each Portfolio before the Reorganizations with the cost of investing in the International Strategic Equities Portfolio after the Reorganizations. They assume that you invest $10,000 in each Portfolio for the time periods indicated, that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the first year of a period.

These examples assume that all dividends and other distributions are reinvested. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Portfolio.

The International Portfolio into the International Strategic Equities Portfolio

Full Redemption — Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – Class A	$549	$811	$1,092	$1,894
International Strategic Equities Portfolio – SCB Class	102	318	552	1,225
International Strategic Equities Portfolio – SCB Class After Reorganization	100	312	542	1,201

Class C Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – Class C	$310	$649	$1,114	$2,400
International Strategic Equities Portfolio – SCB Class	102	318	552	1,225
International Strategic Equities Portfolio – SCB Class After Reorganization	100	312	542	1,201

Class Z Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – Class Z	$85	$265	$460	$1,025
International Strategic Equities Portfolio – Class Z	78	243	422	942
International Strategic Equities Portfolio – Class Z After Reorganization	76	237	411	918

International Class Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – International Class	$108	$337	$585	$1,294
International Strategic Equities Portfolio – SCB Class	102	318	552	1,225
International Strategic Equities Portfolio – SCB Class After Reorganization	100	312	542	1,201

International Class Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – International Class	$108	$337	$585	$1,294
International Strategic Equities Portfolio – Advisor Class	77	240	417	930
International Strategic Equities Portfolio – Advisor Class After Reorganization	75	233	406	906

No Redemption — Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class C Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – Class C	$210	$649	$1,114	$2,400
International Strategic Equities Portfolio – SCB Class	102	318	552	1,225
International Strategic Equities Portfolio – SCB Class After Reorganization	100	312	542	1,201

The Tax-Managed International Portfolio into the International Strategic Equities Portfolio

Full Redemption — Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Tax-Managed International Portfolio – Class A	$543	$793	$1,062	$1,829
International Strategic Equities Portfolio – SCB Class	102	318	552	1,225
International Strategic Equities Portfolio – SCB Class After Reorganization	97	303	525	1,166

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Tax-Managed International Portfolio – Class Z	$80	$249	$433	$966
International Strategic Equities Portfolio – Class Z	78	243	422	942
International Strategic Equities Portfolio – Class Z After Reorganization	73	227	395	883

Tax-Managed International Class Shares	One Year	Three Years	Five Years	Ten Years
Tax-Managed International Portfolio – Tax-Managed International Class	$103	$324	$562	$1,247
International Strategic Equities Portfolio – SCB Class	102	318	552	1,225
International Strategic Equities Portfolio – SCB Class After Reorganization	97	303	525	1,166

Tax-Managed International Class Shares	One Year	Three Years	Five Years	Ten Years
Tax-Managed International Portfolio – Tax-Managed International Class	$103	$324	$562	$1,247
International Strategic Equities Portfolio – Advisor Class	77	240	417	930
International Strategic Equities Portfolio – Advisor Class After Reorganization	72	224	390	871

The International Portfolio and the Tax-Managed International Portfolio into the International Strategic Equities Portfolio

Full Redemption — Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – Class A	$549	$811	$1,092	$1,894
Tax-Managed International Portfolio – Class A	543	793	1,062	1,829
International Strategic Equities Portfolio – SCB Class	102	318	552	1,225
International Strategic Equities Portfolio – SCB Class After Reorganizations	96	300	520	1,155

Class C Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – Class C	$310	$649	$1,114	$2,400
International Strategic Equities Portfolio – SCB Class	102	318	552	1,225
International Strategic Equities Portfolio – SCB Class After Reorganizations	96	300	520	1,155

Class Z Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – Class Z	$85	$265	$460	$1,025
Tax-Managed International Portfolio – Class Z	80	249	433	966
International Strategic Equities Portfolio – Class Z	78	243	422	942
International Strategic Equities Portfolio – Class Z After Reorganizations	72	224	390	871

International and Tax-Managed International Class Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – International Class	$108	$337	$585	$1,294
Tax-Managed International Portfolio – Tax-Managed International Class	103	324	562	1,247
International Strategic Equities Portfolio – SCB Class	102	318	552	1,225
International Strategic Equities Portfolio – SCB Class After Reorganizations	96	300	520	1,155

International and Tax-Managed International Class Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – International Class	$108	$337	$585	$1,294
Tax-Managed International Portfolio – Tax-Managed International Class	103	324	562	1,247
International Strategic Equities Portfolio – Advisor Class	77	240	417	930
International Strategic Equities Portfolio – Advisor Class After Reorganizations	70	221	384	859

No Redemption —Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class C Shares	One Year	Three Years	Five Years	Ten Years
International Portfolio – Class C	$210	$649	$1,114	$2,400
International Strategic Equities Portfolio – SCB Class	102	318	552	1,225
International Strategic Equities Portfolio – SCB Class After Reorganizations	96	300	520	1,155

Performance of the Portfolios

The following bar charts show each Portfolio’s performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future.

The International Portfolio (as of December 31, 2019)

The annual returns in the bar chart are for the Portfolio’s International Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 18.55%, 3rd quarter, 2010; and Worst Quarter was down -21.47%, 3rd quarter, 2011.

Average Annual Total Returns % (including maximum front-end or contingent deferred sales charges) (as of December 31, 2019)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
International Class Shares
Return Before Taxes	21.54%	5.09%	3.40%	3.32%
Return After Taxes on Distributions	21.27%	4.70%	3.11%	2.57%
Return After Taxes on Distributions and Sale of Portfolio Shares	13.24%	4.07%	2.81%	2.71%
Class A Shares	16.42%	4.19%	2.68%	2.60%
Class C Shares	19.65%	4.31%	2.36%	2.14%
Class Z Shares**	21.85%	5.41%	3.57%	3.38%

**

Inception date of Class Z shares: January 15, 2016. Performance information for periods prior to the inception of Class Z shares is the performance of the Portfolio’s Class A shares, adjusted to reflect the net expense differences between Class A and Class Z shares.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Index % (reflects no deduction for fees, expenses or taxes)
MSCI EAFE Index	22.01%	5.67%	5.50%	4.14%
MSCI ACWI ex USA Index	21.51%	5.51%	4.97%	4.71%

The Tax-Managed International Portfolio (as of December 31, 2019)

The annual returns in the bar chart are for the Portfolio’s Tax-Managed International Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 18.49%, 3rd quarter, 2010; and Worst Quarter was down -21.44%, 3rd quarter, 2011.

Average Annual Total Returns % (including maximum front-end or contingent deferred sales charges) (as of December 31, 2019)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Tax-Managed International Class Shares
Return Before Taxes	21.59%	5.07%	3.42%	5.47%
Return After Taxes on Distributions	21.40%	4.86%	3.21%	4.67%
Return After Taxes on Distributions and Sale of Portfolio Shares	13.25%	4.08%	2.85%	4.59%
Class A Shares	16.44%	4.16%	2.61%	2.49%
Class C Shares*	19.71%	4.29%	2.31%	2.03%
Class Z Shares**	21.87%	5.35%	3.40%	3.14%

*	Effective as of June 19, 2020, Class C shares of the Tax-Managed International Portfolio are no longer offered.

**

Inception date of Class Z shares: January 15, 2016. Performance information for periods prior to the inception of Class Z shares is the performance of the Portfolio’s Class A shares, adjusted to reflect the net expense differences between Class A and Class Z shares.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Index % (reflects no deduction for fees, expenses or taxes)
MSCI EAFE Index	22.01%	5.67%	5.50%	5.94%
MSCI ACWI ex USA Index	21.51%	5.51%	4.97%	—

International Strategic Equities Portfolio (as of December 31, 2019)

The annual returns in the bar chart are for the Portfolio’s SCB Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 10.08%, 1st quarter, 2017; and Worst Quarter was down -13.07%, 4th quarter, 2018.

Average Annual Total Returns % (as of December 31, 2019)

	ONE YEAR	SINCE INCEPTION*
SCB Class Shares**
Return Before Taxes	19.62%	7.80%
Return After Taxes on Distributions	19.34%	7.37%
Return After Taxes on Distributions and Sale of Portfolio Shares	12.22%	6.19%
Advisor Class Shares	19.85%	8.04%
Class Z Shares	19.92%	8.07%

*	Inception date for SCB, Advisor, and Class Z shares: December 21, 2015.
**	After-tax returns:
-	Are shown for SCB Class shares and will vary for Advisor Class shares because these Classes have different expense ratios;
-

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

-	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	TEN YEARS
Index % (reflects no deduction for fees, expenses or taxes)
MSCI ACWI ex USA Index	21.51%	5.51%	4.97%
MSCI EAFE Index	22.01%	5.67%	5.50%

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Strategies and Principal Risks of the Portfolios

This section describes the investment objectives and strategies of the Portfolios and the differences between them. For a complete description of the investment strategies and risks for the International Strategic Equities Portfolio, you should read the Prospectus for the International Strategic Equities Portfolio, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in the International Strategic Equities Portfolio’s SAI, which is also incorporated by reference into this Prospectus/Proxy Statement.

Investment Objectives

Each of the Portfolios have substantially similar investment objectives. The investment objective of the International Portfolio and the Tax-Managed International Portfolio is to provide long-term capital growth, and the investment objective of the Acquiring Portfolio is to provide long-term growth of capital. AllianceBernstein L.P. serves as the investment manager (the “Manager”) for each of the Acquired Portfolios and the Acquiring Portfolio.

Principal Strategies

Acquired Portfolios. Each of the International Portfolio and Tax-Managed International Portfolio invest primarily in equity securities in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE (Europe, Australasia and the Far East) Index and Canada. The Manager invests primarily in large- and mid-sized capitalization companies, relying on both fundamental and quantitative research to manage both risk and return for each Acquired Portfolio. Each Acquired Portfolio may own stocks selected using the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Each Acquired Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Acquired Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps, and may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. Unlike the International Portfolio and the International Strategic Equities Portfolio, which are both managed without regard to tax considerations, the Tax-Managed International Portfolio is managed to minimize the impact of taxes on shareholders’ returns.

Acquiring Portfolio. The International Strategic Equities Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity real estate investment trusts (“REITs”). The Manager invests the assets of the Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI All Country World Index (“ACWI”) ex USA Index, which includes both developed and emerging market countries. The Manager utilizes both fundamental and quantitative research to both determine which securities will be held by the Portfolio and to manage risk. Specifically, the Portfolio’s management team uses the universe of securities selected by the Manager’s various fundamental investment teams focusing on international equity securities, and applies its quantitative analysis to these securities. In applying its quantitative analysis, the Manager considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Manager expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments. The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time. The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Manager may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Manager may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Manager may use stock index futures contracts to gain access to certain markets.

Consistent with the holdings of each Portfolio’s benchmark, the Acquiring Portfolio generally has been managed to have more exposure to emerging markets than the Acquired Portfolios. In addition, the Acquiring Portfolio generally tends to be more concentrated than the Acquired Portfolios, holding fewer securities than the Acquired Portfolios.

Certain differences in the Portfolios’ strategies, as provided in each Portfolio’s respective Prospectus, are provided in more detail below.

Side-by-Side Comparison of the Acquired Portfolios and Acquiring Portfolio

Each Portfolio pursues its investment objective through various investment strategies that are employed by the Manager.

	Acquired Portfolios	International Strategic Equities Portfolio
Investment Objective	To provide long-term capital growth.	To provide long-term growth of capital.

Investment Strategy	Each Acquired Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index and Canada. Each Acquired Portfolio also invests in less developed or emerging equity markets. The Acquired Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. The Acquired Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders (as further described below).	The Acquiring Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs, GDRs and REITs. The Acquiring Portfolio invests primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI ACWI ex USA Index, which includes both developed and emerging market countries.

Performance Benchmark	MSCI EAFE Index	MSCI ACWI ex USA Index

Deviation from Benchmark	The Manager diversifies the Acquired Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index.	The Manager expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex USA Index and may invest in issuers in countries outside of the MSCI ACWI ex USA Index. The Acquiring Portfolio’s exposure among non-U.S. countries may change over time based on the Manager’s assessment of market conditions and the investment merit of particular non-U.S. issuers.

	Acquired Portfolios	International Strategic Equities Portfolio
Selection Process	The Manager relies on both fundamental and quantitative research to manage both risk and return for the Acquired Portfolios. Each Acquired Portfolio may own stocks selected using the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Acquired Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.	The Manager utilizes both fundamental and quantitative research to both determine which securities will be held by the Acquiring Portfolio and to manage risk. Specifically, the Acquiring Portfolio’s management team uses the universe of securities selected by the Manager’s various fundamental investment teams focusing on international equity securities, and applies its quantitative analysis to these securities. In applying its quantitative analysis, the Manager considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Manager expects to allocate the Acquiring Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

Market Capitalization	The Manager expects to invest primarily in large- and mid-sized capitalization companies.	The Acquiring Portfolio focuses on securities of large-cap and mid-cap companies.

Country Exposure	Under normal circumstances, the Manager invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries.	Under normal circumstances, the Manager invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries.

Foreign (non-U.S. Currencies	Each Acquired Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from each Acquired Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Acquired Portfolio. Each Acquired Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. Each Acquired Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities.	The Manager may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Acquiring Portfolio, but it is not required to do so. The Manager may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions.

	Acquired Portfolios	International Strategic Equities Portfolio
Futures and Options	In addition, each Acquired Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Acquired Portfolio to the equity markets. Each Acquired Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of each Acquired Portfolio from a decline in value, sometimes within certain ranges.	The Acquiring Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Acquiring Portfolio may invest in currency derivatives and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Short Sales	Each Acquired Portfolio may only make short sales against-the-box (i.e., when the Acquired Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment).	The Acquiring Portfolio may engage in short sales.

Investments in other Investment Companies	Each Acquired Portfolio may invest in other investment companies. Each Acquired Portfolio intends to invest cash balances in an affiliated money market fund, the AB Government Money Market Portfolio of AB Fixed-Income Shares, Inc., as permitted by Rule 12d1-1 under the 1940 Act.	The Acquiring Portfolio may invest in ETFs and other investment companies from time to time. The Acquiring Portfolio intends to invest cash balances in an affiliated money market fund, the AB Government Money Market Portfolio of AB Fixed-Income Shares, Inc., as permitted by Rule 12d1-1 under the 1940 Act.

Diversification Status	Diversified under the 1940 Act.	Diversified under the 1940 Act.

Temporary Defensive Positions	At times, when the Manager believes that economic or market conditions warrant each Acquired Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt, may hold cash, or may utilize options on securities and securities indices and futures contracts and options on futures, to hedge or modify exposure to certain equity positions.	At times, when the Manager believes that economic or market conditions warrant the Acquiring Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt, may hold cash, or may utilize options on securities and securities indices and futures contracts and options on futures, to hedge or modify exposure to certain equity positions.

	Acquired Portfolios	International Strategic Equities Portfolio
Tax Management

The International Portfolio and International Strategic Equities Portfolio are managed without regard to tax considerations.

The Tax-Managed International Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Tax-Managed International Portfolio with the highest cost basis. The Manager may monitor the length of time the Tax-Managed International Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate.

Comparison of Share Classes and Shareholder Fees/Annual Portfolio Operating Expenses

If the Reorganization of an Acquired Portfolio is approved, shareholders of the applicable Acquired Portfolio will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio according to the following chart:

Acquired Portfolios — Share Class Exchanged	Acquiring Portfolio — Share Class Received
Class A	SCB Class
Class C*	SCB Class
Class Z	Class Z
International Class / Tax-Managed International Class	Advisor Class (if applicable**) or SCB Class

*

Class C shares of the Tax-Managed International Portfolio are no longer offered, and as of June 18, 2020, were redeemed or converted into Class A shares. References herein to Class C shares of the Acquired Portfolio(s) relate solely to Class C shares of the International Portfolio.

**

The following clients of BPWM will receive Advisor Class shares: (i) clients who are subject to the global fee schedule for investment management services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and (ii) clients investing at least $3 million in a Portfolio of SCB Fund or Bernstein Fund.

Class A and Class C shares of the Acquired Portfolios are available to retail investors with a minimum initial investment of $10,000. Class Z shares of each Portfolio are available only to registered funds advised by the Manager. The International Class and Tax-Managed International Class shares of the applicable Acquired Portfolio have a minimum initial investment of $10,000. Each of the SCB Class and Advisor Class of the Acquiring Portfolio have a minimum investment amount of $10,000, and the Advisor Class and SCB Class shares are currently only available to certain clients of BPWM.

Shareholders of Class A or Class C shares of an Acquired Portfolio with an investment amount less than $10,000 at the time of the applicable Reorganization will receive cash in connection with the applicable Reorganization.

As detailed in the chart below comparing the Shareholder Fees and Annual Fund Operating Expenses, shares of the Acquiring Portfolio are sold with no initial sales charges (unlike the Class A Shares of each Acquired Portfolio) and no contingent deferred sales charges (unlike Class A shares (except in certain limited circumstances described below) and Class C shares of the International Portfolio). Class A shares and Class C shares of the Acquired Portfolios are subject to 12b-1 distribution fees paid to each Portfolio’s distributor. The Manager charges the International and Tax-Managed International Classes of the Acquired Portfolios and the SCB Class of the Acquiring Portfolio (but not the Advisor Class) shareholder servicing fees of 0.25% of the Acquired Portfolio’s average daily net assets. These shareholder services include, among other things, providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, NAV of shares, Portfolio performance, Portfolio services, plans and options; dealing with shareholder complaints and other correspondence relating to Portfolio matters. None of the share classes of the Acquiring Portfolio are charged 12b-1 distribution fees under a Rule 12b-1 plan, unlike Class A and Class C of the Acquired Portfolios. The shareholder fees and annual fund operating expenses in the chart below are as of September 30, 2019.

Shareholder Fees and Annual Fund Operating Expenses	International Portfolio	Tax-Managed International Portfolio	Acquiring Portfolio
Maximum sales charge (load) imposed on purchases	Class A: 4.25% Class C: None Class Z: None Int’l Class: None	Class A: 4.25%^ Class Z: None Tax-Managed Int’l Class: None	SCB Class: None Class Z: None Advisor Class: None

Maximum deferred sales charge (load) (see “Fees and Expenses” section for additional information on CDSCs)	Class A: None* Class C: 1.00% Class Z: None Int’l Class: None	Class A: None*^ Class Z: None Tax-Managed Int’l Class: None	SCB Class: None Class Z: None Advisor Class: None

Management Fees	All Classes: 0.75%	All Classes: 0.73%	All Classes: 0.71%

Distribution and/or Service (12b-1) Fees	Class A: 0.25% Class C: 1.00% Class Z: None Int’l Class: None	Class A: 0.25%^ Class Z: None Tax-Managed Int’l Class: None	SCB Class: None Class Z: None Advisor Class: None

Shareholder Servicing	Class A: None Class C: None Class Z: None Int’l Class: 0.25%	Class A: None^ Class Z: None Tax-Managed Int’l Class: 0.25%	SCB Class: 0.25% Class Z: None Advisor Class: None

Shareholder Fees and Annual Fund Operating Expenses	International Portfolio	Tax-Managed International Portfolio	Acquiring Portfolio
Total Other Expenses (includes transfer agent expenses and other expenses)	Class A: 0.27% Class C: 0.32% Class Z: 0.08% Int’l Class: 0.31%	Class A: 0.23%^ Class Z: 0.05% Tax-Managed Int’l Class: 0.29%	SCB Class: 0.29% Class Z: 0.05% Advisor Class: 0.04%

Total Annual Portfolio Operating Expenses	Class A: 1.27% Class C: 2.07% Class Z: 0.83% Int’l Class: 1.06%	Class A: 1.21%^ Class Z: 0.78% Tax-Managed Int’l Class: 1.02% (1.01% after fee waiver)	SCB Class: 1.00% Class Z: 0.76% Advisor Class: 0.75%

*	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.
^	Effective as of June 18, 2020, all Class C shares of the Tax-Managed International Portfolio were redeemed or converted into Class A shares.

Principal Risks of Investing in the Portfolios

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that each Portfolio will achieve its investment objective.

As detailed below, the Portfolios have substantially similar principal risks, including foreign (non-U.S.) securities risk, country concentration risk, emerging markets securities risk, foreign currency risk, actions by a few major investors, illiquid investments risk, redemption risk, market risk, capitalization risk, allocation risk, derivatives risk and management risk. The International Strategic Equities Portfolio is also subject to additional principal risks, including sector risk, REIT risk and investment in other investment companies risk. The following chart sets out a comparison of principal investment risks for the Portfolios as provided in each Portfolio’s respective prospectus:

Principal Risks	Acquired Portfolios	Acquiring Portfolio
Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.	Yes	Yes

Principal Risks	Acquired Portfolios	Acquiring Portfolio
Country Concentration Risk: Each Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.	Yes	Yes

Sector Risk: Each Portfolio may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.	No2	Yes

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.	Yes	Yes

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).	Yes	Yes

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.	Yes	Yes

[2]

While the Acquired Portfolios do not have a standalone Sector Risk, the Allocation Risk included in each of the Acquired Portfolio’s prospectus states, in relevant part, that “[t]he Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector.”

Principal Risks	Acquired Portfolios	Acquiring Portfolio
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value.	Yes	Yes

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.	Yes	Yes

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on a Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for a Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.	Yes	Yes

Principal Risks	Acquired Portfolios	Acquiring Portfolio
Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.	Yes	Yes

Allocation Risk: The Portfolio may seek to focus on different investment disciplines or factors at different times as a means to achieve its investment objective. In the event that the investment disciplines or factors to which the Portfolio has greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolio’s returns may be negatively affected.	Yes[3]	Yes

[3]

The Allocation Risk factor for the International Strategic Equities Portfolio is substantially similar to that of each of the Acquired Portfolios. Each Acquired Portfolio’s Allocation Risk factor states as follows: “The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.”

Principal Risks	Acquired Portfolios	Acquiring Portfolio
Derivatives Risk: The Portfolio may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.	Yes[4]	Yes

[4]

The Derivatives Risk factor for the International Strategic Equities Portfolio is substantially similar to that of each of the Acquired Portfolios. Each Acquired Portfolio’s Derivatives Risk factor states as follows: “The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.”

Principal Risks	Acquired Portfolios	Acquiring Portfolio
Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.	Yes	Yes

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Code.	No	Yes

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Manager and ETFs, are subject to market and management risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.	No	Yes

Fundamental Investment Restrictions

The following chart sets out the fundamental investment restrictions for each Portfolio as provided in each Portfolio’s respective SAI:

Investment Restriction	Acquired Portfolios	Acquiring Portfolio
1940 Act Diversification	Each Acquired Portfolio may not invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Acquired Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Acquired Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer.

While there is no explicit fundamental restriction on diversification, the Acquiring Portfolio is classified as “diversified” under the 1940 Act.

While the classification is not a fundamental restriction, the same 1940 Act diversification requirements apply.

Senior Securities and Borrowing

The Acquired Portfolios may not issue senior securities, except as permitted under the 1940 Act.

The Acquired Portfolios may not borrow money except that each Acquired Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Acquired Portfolio’s total assets by reason of a decline in net assets will be reduced within three days

The Acquiring Portfolio may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with re-

Investment Restriction	Acquired Portfolios	Acquiring Portfolio
	(not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Acquired Portfolios may not enter into reverse repurchase agreements if the Acquired Portfolio’s obligations thereunder would be in excess of one-third of the Acquired Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements.	spect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

Margin	The Acquired Portfolios may not purchase securities on margin, but each Acquired Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions.	The Acquiring Portfolio does not have a fundamental restriction on purchasing securities on margin.

Short Sales	The Acquired Portfolios may not make short sales of securities or maintain a short position, unless at all times when a short position is open an Acquired Portfolio owns or has the right to obtain at no added cost securities identical to those sold short.	The Acquiring Portfolio does not have a fundamental restriction on making short sales of securities.

Real Estate	The Acquired Portfolios may not purchase or sell real estate or interests in real estate, although each Acquired Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate.	The Acquiring Portfolio may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

Investment Restriction	Acquired Portfolios	Acquiring Portfolio
Commodities	The Acquired Portfolios may not purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon.	The Acquiring Portfolio may not purchase and sell commodities, except to the extent allowed by applicable law.

Concentration	The Acquired Portfolios may not purchase any security if, as a result, more than 25% of the Acquired Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry).	The Acquiring Portfolio may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Underwriter	None of the Acquired Portfolios may act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.	The Acquiring Portfolio may not act as an underwriter of securities, except that the Portfolio may acquire securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

Loans	The Acquired Portfolios may not make loans, although an Acquired Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Acquired Portfolio’s total assets will be lent to other parties.	The Acquiring Portfolio may not make loans except through (i) the purchase of debt obligations or other credit instruments; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

Investment Restriction	Acquired Portfolios	Acquiring Portfolio
Oil, Gas & Mineral Interests	The Acquired Portfolios may not purchase oil, gas or other mineral interests.	The Acquiring Portfolio does not have a fundamental restriction on purchasing oil, gas or other mineral interests.

Control Investments	The Acquired Portfolios may not make investments for the purpose of exercising control or management.	The Acquiring Portfolio does not have a fundamental restriction on making investments for the purpose of exercising control or management.

For each Portfolio, whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio’s assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Non-Fundamental Investment Restrictions

The Acquired Portfolios have adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval. Each of the Acquired Portfolios does not currently intend to:

1)

Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)

Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

3)	Invest in any securities of any issuer if, to the knowledge of the Portfolio, any officer or director of the Portfolio or of the Manager owns more than

1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

The Acquiring Portfolio has adopted the following non-fundamental investment restriction, which may be changed by the Board of Directors of the Bernstein Fund without shareholder approval. The Acquiring Portfolio may not:

1)

purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Portfolio has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

U.S. Federal Income Tax Considerations

Each Portfolio has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code for each taxable year, and intends to continue to so qualify in the future. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and net income derived from interests in “qualified publicly traded partnerships” (i.e. partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer, other than U.S. government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio (as opposed to its shareholders) will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

The Reorganization may lead to various tax consequences, which are discussed under the caption “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

Comparison of Business Structures

SCB Fund was incorporated under the laws of the State of Maryland on May 4, 1988 and is registered as an open-end management investment company. Bernstein Fund was incorporated under the laws of the State of Maryland on September 11, 2015 and is registered as an open-end management investment company. Each of SCB Fund and Bernstein Fund is governed by its charter, Bylaws, and Maryland law. Each of SCB and Bernstein has the same board of directors, and each Portfolio provides comparable shareholder rights. For more information on the comparison of the business structures and governance of SCB Fund and Bernstein Fund, see Appendix C.

Management of the Portfolios

Under investment management agreements with the Manager on behalf of (i) the International Strategic Equities Portfolio (the “Acquiring Portfolio Management Agreement”); and (ii) the International Portfolio and the Tax-Managed International Portfolio (the “Acquired Portfolios Management Agreement,” and together with the Acquiring Portfolio Management Agreement, the “Management Agreements” and each, a “Management Agreement”), the Manager, located at 1345 Avenue of the Americas New York, New York 10105, manages the investment of each Portfolio’s assets.

Pursuant to the Management Agreements, subject to the general oversight of the Board and in conformity with the stated policies of each of the Portfolios, the Manager manages the investment of each Portfolio’s assets. The Manager makes investment decisions for each Portfolio and places purchase and sale orders. The services of the Manager are not exclusive under the terms of the applicable Portfolio’s investment management agreement, with respect to the Portfolio. The Manager is free to render similar services to others. The Manager has authorized those of its directors, officers or employees who are elected as directors or officers of each Portfolio to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreements may be furnished through the medium of any such directors, officers or employees of the Manager. Pursuant to the Acquiring Portfolio Management Agreement and in addition to the investment management fees, the International Strategic Equities Portfolio shall reimburse the Manager or its affiliates for the costs and expenses (other than compensation of the employees of the Manager acting in its capacity as investment adviser) incurred by the Manager or its affiliates, if any, in performing certain administrative, legal, compliance, recordkeeping and other services necessary for the operation of Bernstein Fund and the International Strategic Equities Portfolio not otherwise provided by other service providers (i.e., the Administrative Reimbursement). No costs under the Administrative Reimbursement were sought by the Manager during the previous fiscal year. Had the Manager sought costs under the Administrative Reimbursement, these costs would have been approximately $75,000 for the most recent fiscal year. The Manager may seek costs under the Administrative Reimbursement in the future. The methodology for determining costs and expenses shall be subject to review and approval by the Board. The Acquired Portfolio Management Agreement does not contain any provisions with respect to Administrative Reimbursement.

The Manager is a leading global investment adviser supervising client accounts with assets as of June 30, 2020 totaling approximately $600 billion (of which over $123 billion represented assets of registered investment companies sponsored by the Manager). As of June 30, 2020, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 17 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 30 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Manager, comprising approximately 97 separate investment portfolios, had as of June 30, 2020 approximately 2.6 million shareholder accounts.

Portfolio Managers

Portfolio Managers — Acquired Portfolios

The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team, comprised of senior International portfolio managers. The following persons within the International Team have the most significant responsibility for the day-to-day management of each of International Portfolio and Tax-Managed International Portfolio:

Kent W. Hargis, is a Senior Vice President of the Manager, with which he has been associated since prior to 2015. He is also Co-Chief Investment Officer — Strategic Core Equities since 2018.

Avi Lavi, is a Senior Vice President of the Manager, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Global and International Value Equities.

Mark Phelps, is a Senior Vice President and Chief Investment Officer of Concentrated Global Growth of the Manager, with which he has been associated in a similar capacity since prior to 2015.

Daniel C. Roarty, is a Senior Vice President of the Manager, with which he has been associated since prior to 2015, and Chief Investment Officer of Thematic and Sustainable Equities.

Nelson Yu, is a Senior Vice President of the Manager, with which he has been associated since prior to 2015. He is also Head of Blend Strategies since 2017 and Head of Quantitative Research for Equities since prior to 2015.

Portfolio Managers — International Strategic Equities Portfolio

The day-to-day management of, and investment decisions for, the International Strategic Equities Portfolio are made by a team comprised of senior portfolio managers. The following senior portfolio managers have the most significant responsibility for the day-to-day management of the International Strategic Equities Portfolio:

Stuart Rae, is a Senior Vice President and Chief Investment Officer of Asia-Pacific Value Equities of the Manager, with which he has been associated in a substantially similar capacity since prior to 2015.

Sammy Suzuki, is a Senior Vice President of the Manager, with which he has been associated since prior to 2015, and Co-Chief Investment Officer of Strategic Core Equities since 2018.

Investment Management Fees

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to the Manager for each Fund, as well as the investment management fees paid by each Fund to the Manager for the past three fiscal years, are set forth below. While the amount waived includes both the management fee and other expenses, the chart below only shows the impact on the management fee. Each of the Portfolios have the same management fee rate schedule, as follows:

Management Fee Rate:

0.75% on the first $2.5 billion;

0.65% in excess of $2.5 billion up to, but not exceeding $5 billion;

0.60% of assets in excess of $5 billion.

Management Fees Paid by International Portfolio	2019	2018	2017
Gross Fee	10,436,452	12,696,980	13,735,812
Amount Waived by the Manager	(37,880)	(236,272)	(763,871)
Net Fee	10,398,572	12,460,708	12,971,941

Management Fees Paid by Tax-Managed International Portfolio	2019	2018	2017
Gross Fee	23,626,745	28,076,008	31,210,205
Amount Waived by the Manager	(93,169)	(526,615)	(1,791,777)
Net Fee	23,533,576	27,549,393	29,418,428

Management Fees Paid by International Strategic Equities Portfolio	2019	2018	2017
Gross Fee	28,515,966	28,731,433	15,502,375
Amount Waived by the Manager	(60,722)	(592,497)	(949,993)
Net Fee	28,455,244	28,138,936	14,552,382

Note: For the fiscal years shown above, the Manager agreed to waive fees and/or reimburse certain expenses. The “gross fee” in each table shown above is the fee amount that the Manager earned from the Portfolio without reflecting the impact of the fee waiver/reimbursement arrangement. To the extent the Portfolio invests in the Money Market Portfolio, the Manager has agreed to waive its management fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee. The “net fee” reflects the impact of the fee waiver, and is the actual fee amount paid by the Portfolio to the Manager.

Each Management Agreement provides that the Manager shall not be liable to the Portfolio for any error of judgment by the Manager or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio, except in the case of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of obligations and duties under the Management Agreement. Each Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days’ written notice with respect to the SCB Fund or Bernstein Fund (as applicable), or 60 days’ written notice with respect to the Portfolio. Each Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Portfolio that it does not desire such continuance.

Comparison of Purchase and Redemption Procedures

The Portfolios are subject to the same purchase and redemption procedures. If the Reorganization of an Acquired Portfolio is approved, shareholders of the applicable Acquired Portfolio will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio according to the following chart:

Acquired Portfolios — Share Class Exchanged	Acquiring Portfolio — Share Class Received
Class A	SCB Class
Class C*	SCB Class
Class Z	Class Z
International Class / Tax-Managed International Class	Advisor Class (if applicable**) or SCB Class

*

Class C shares of the Tax-Managed International Portfolio are no longer offered, and as of June 18, 2020, were redeemed or converted into Class A shares. References herein to Class C shares of the Acquired Portfolio(s) relate solely to Class C shares of the International Portfolio.

**

The following clients of BPWM will receive Advisor Class shares: (i) clients who are subject to the global fee schedule for investment management services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and (ii) clients investing at least $3 million in a Portfolio of SCB Fund or Bernstein Fund.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. The purchase of a Portfolio’s shares is priced at the next-determined net asset value (“NAV”) after your order is received in proper form. Shareholders of Class A or Class C shares of an Acquired Portfolio with an investment amount less than $10,000 at the time of the applicable Reorganization who are not clients of BPWM will receive cash in connection with the applicable Reorganization.

•

Class A and C shares. Class A and Class C shares of the Acquired Portfolios may be purchased (i) through financial intermediaries, such as broker-dealers or banks, or (ii) directly from the Portfolio’s principal underwriter, Alliance Bernstein Investments, Inc. (“ABI”) if you are (x) an initial investor and the Portfolio has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (y) an existing Portfolio shareholder with an account held directly with a Portfolio; or (z) an employee of the Manager or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or contingent deferred sales charge (“CDSC”). The initial purchase minimum is $10,000, and the subsequent purchase minimum is $50. Class A shares have no maximum individual purchase amount, and Class C shares have a maximum individual purchase amount of $1,000,000.

•	Class Z Shares. Class Z shares for each Portfolio are currently available exclusively to registered funds advised by the Manager.

•

International Class and Tax-Managed International Class. International Class and Tax-Managed International Class shares are available to certain private clients and institutional clients of the Manager. The minimum initial investment is $10,000, and there is no minimum amount for subsequent investments in the same Portfolio although SCB Fund reserves the right to impose a minimum investment amount.

•

SCB Class. SCB Class shares of the Acquiring Portfolio are available to certain private clients and institutional clients of the Manager. The minimum initial investment is $10,000, and there is no minimum amount for subsequent investments in the same Portfolio although Bernstein Fund reserves the right to impose a minimum investment amount.

•

Advisor Class Shares. The following clients of Bernstein’s investment management services are eligible to purchase and hold Advisor Class shares of the Portfolios of Bernstein Fund: (i) Clients who are subject to Bernstein’s global fee schedule for such services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and (ii) Clients investing at least $3 million in a Portfolio. (Bernstein may, in its discretion, waive this minimum investment requirement in certain circumstances.)

Shares of the Portfolios may be exchanged for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares. You may “redeem” your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange (the “Exchange”) is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial intermediary.

For International Class, Tax-Managed International Class, SCB Class, and Advisor Class, you may sell your shares of the Portfolios by sending a request to Sanford C. Bernstein & Co., LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by a Portfolio are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to each Portfolio.

Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Each Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests.

More information on distribution, purchase and redemption procedures of the Acquiring Portfolio is provided in Appendix B.

Automatic Sale of Portfolio Shares: Any Class A or Class C share accounts with less than $10,000 in value will be redeemed for cash at the time of the Reorganizations.

Distribution Plan

AllianceBernstein Investments, Inc. serves as the principal underwriter and distributor for Class A and Class C shares of the Acquired Portfolios. ABI has adopted a Distribution Service Agreement (commonly known as a 12b-1 Plan) for the Portfolios’ Class A and Class C shares, as applicable, to compensate ABI for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Portfolio is authorized to pay ABI at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.25% of each Fund’s average daily net assets attributable to Class A shares
Class C*	1.00% of each Fund’s average daily net assets attributable to Class C shares
Class Z	None

Share Class	Rate
International Class	None
Tax-Managed International Class	None
Advisor Class	None
SCB Class	None

*

Effective as of June 18, 2020, all Class C shares of the Tax-Managed International Portfolio were redeemed or converted to Class A shares, and effective June 19, 2020, Class C shares of the Tax-Managed International Portfolio are no longer offered. References herein to Class C shares of the Acquired Portfolio(s) relate solely to Class C shares of the International Portfolio.

Class Z, International Class, Tax-Managed International Class, Advisor Class, and SCB Class are not subject to any distribution or service fees, but are subject to shareholder servicing fees.

Because these fees are paid out of each Portfolio’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

ABI may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

How Each Portfolio Values Its Shares

Each Portfolio’s net asset value (“NAV”) is calculated at the close of regular trading on any day the New York Stock Exchange (“NYSE” or the “Exchange”) is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, each Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio. Each Portfolio’s NAV will not be calculated on any day during which the Exchange is closed, including during any customary weekend or holiday closings.

Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to each Board’s oversight, the Board has delegated responsibility for valuing each Portfolio’s assets to the Manager. The Manager has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Frequent Purchases and Redemptions of Fund Shares

The Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated with Excessive or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause each Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

A Portfolio that invests significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently or that have limited capacity (for example, certain small-cap stocks, foreign securities and derivative instruments) has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Portfolios may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares to the extent they are detected by the procedures described below, subject to the Portfolios’ ability to monitor purchase, sale and exchange activity. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•

Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and AllianceBernstein Investor Services, Inc. (“ABIS”), maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•

Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries may also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

INFORMATION ABOUT THE REORGANIZATIONS

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Appendix A.

Closing

If the shareholders of an Acquired Portfolio approve the Plan, each Reorganization will take place after various conditions are satisfied by the Portfolios, including the preparation of certain documents. The Portfolios will determine a specific date for the actual Reorganizations to take place. The date on which a Reorganization will occur is called the “closing date.” The closing date for each Reorganization is expected to occur in or around December 2020 or the beginning of 2021, if shareholders approve the Reorganizations at the October 22, 2020 meeting. If the meeting is adjourned, the closing date may change. If shareholders of an Acquired Portfolio do not approve the Plan, the Reorganization with respect to that Acquired Portfolio will not take place and the Board of the Acquired Portfolio will consider alternative courses of action, as described above.

If the shareholders of an Acquired Portfolio approve the Plan, SCB Fund will deliver to the International Strategic Equities Portfolio all of the Acquired Portfolio’s assets and the International Strategic Equities Portfolio will assume all of the stated liabilities of the Acquired Portfolio on the closing date. SCB Fund will issue to the Acquired Portfolio shares of the International Strategic Equities Portfolio of a value equal to the dollar value of the net assets delivered to the International Strategic Equities Portfolio by the Acquired Portfolio. The Acquired Portfolio will then distribute to its shareholders of record as of the close of business on the closing date the International Strategic Equities Portfolio shares in the equivalent value and of the applicable class (as described in this Prospectus/Proxy Statement) as such shareholder holds in the Acquired Portfolio in redemption of all outstanding shares of the Acquired Portfolio. The Acquired Portfolio will subsequently liquidate and terminate, and the International Strategic Equities Portfolio will be the surviving fund. The stock transfer books of the Acquired Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Acquired Portfolio may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, an Acquired Portfolio may amend the Plan without shareholder approval. Each Acquired Portfolio may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the applicable Acquired Portfolio.

Expenses Resulting from the Reorganizations

The expenses resulting from the Reorganizations, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below. The International

Portfolio and the Tax-Managed International Portfolio will pay such expenses, which are estimated to be approximately $107,728 and $255,605, respectively. The International Strategic Equities Portfolio will also pay audit fees of approximately $6,667. In addition, each Acquired Portfolio will bear its respective transaction costs incurred as a result of repositioning its portfolio, as further described below.

Estimated Reorganization Expenses for the International Portfolio

Printing, Processing, Mailing and Solicitation of Proxy Statements	$59,300
Legal Expenses	$44,475
Audit Fees	$3,953

Total Estimated Reorganization Expenses	$107,728

Estimated Reorganization Expenses for the Tax-Managed International Portfolio

Printing, Processing, Mailing and Solicitation of Proxy Statements	$140,700
Legal Expenses	$105,525
Audit Fees	$9,380

Total Estimated Reorganization Expenses	$255,605

The Manager may reposition the portfolio of each Acquired Portfolio prior to the closing of a Reorganization (assuming shareholder approval has been obtained) so that the Acquired Portfolios primarily include securities intended to be retained by the Acquiring Portfolio. Any capital gains realized by the Acquired Portfolio prior to the closing date of the Reorganizations will be distributed to shareholders of the Acquired Portfolio prior to the closing date of the Reorganizations. Accordingly, shareholders of the Acquired Portfolio who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Portfolios’ ability to use available carryovers, and are subject to change. As of the date of this Prospectus/Proxy Statement, it is anticipated that transaction costs of approximately $442,656 and $1,039,443 will be incurred by the International Portfolio and its shareholders, and the Tax-Managed International Portfolio and its shareholders, respectively, to reposition its portfolio in connection with the Reorganizations. In addition, the Acquired Portfolios will bear any market impact costs at the time of sale.

If approximately [•]% of the International Portfolio’s investments had been sold as of July 31, 2020 to reposition the Portfolio prior to the Reorganization, the International Portfolio would have realized capital gains of approximately $[•] per share (comprised of both short term and long term capital gains), approximately [•]% of the net asset value of the International Portfolio.

If approximately [•]% of the Tax-Managed International Portfolio’s investments had been sold as of July 31, 2020 to reposition the Portfolio prior to the Reorganization,

the Tax-Managed International Portfolio would have realized capital gains of approximately $[•] per share (comprised of both short term and long term capital gains), approximately [•]% of the net asset value of the Tax-Managed International Portfolio.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The consummation of each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Code, U.S. Treasury regulations, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of an Acquired Portfolio as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisors as to the U.S. federal income tax consequences of each Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of each Reorganization that each Portfolio receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Portfolio, dated as of the closing date, that each Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Portfolio and the Acquiring Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Acquired Portfolio or by the Acquiring Portfolio upon the transfer of substantially all of the assets of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for voting shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities, if any, of the Acquired Portfolio or upon distribution of the shares of the Acquiring Portfolio to shareholders of the Acquired Portfolio in exchange for such shareholders’ shares of the Acquired Portfolio in liquidation of the Acquired Portfolio;

•

The shareholders of the Acquired Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Acquired Portfolio solely for voting shares of the Acquiring Portfolio pursuant to the Reorganization;

•

The tax basis of the shares of the Acquiring Portfolio received by a shareholder of the Acquired Portfolio pursuant to the Reorganization will be equal, in the aggregate, to their tax basis in the Acquired Portfolio shares exchanged therefor;

•

The holding period of the shares of the Acquiring Portfolio received by the shareholders of the Acquired Portfolio will include the holding period of the Acquired Portfolio shares exchanged therefor, provided such Acquiring Portfolio shares were held as capital assets at the time of the Reorganization;

•

The Acquiring Portfolio tax basis in the assets of the Acquired Portfolio received pursuant to the Reorganization will be the same as the tax basis of such assets in the hands of the Acquired Portfolio immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Portfolio’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Portfolio;

•

The holding period of the assets acquired by the Acquiring Portfolio pursuant to the Reorganization will include the holding period of such assets when held by the Acquired Portfolio (except to the extent that the investment activities of the Acquiring Portfolio reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Portfolios’ taxable year or on which gain was recognized on the transfer to the Acquiring Portfolio); and

•	The Acquiring Portfolio will succeed to and take into account certain tax attributes of the Acquired Portfolio, such as earnings and profits.

For each Reorganization, the opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the closing date. For each Reorganization, in rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Portfolio and the Acquired Portfolio and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any courts.

If each Reorganization is consummated but fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, such Reorganization would be treated as a taxable sale of assets by the Acquired Portfolio to the Acquiring Portfolio followed by a taxable liquidation of the Acquired Portfolio, and the shareholders of the Acquired Portfolio would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Acquired Portfolio and the fair market value of the shares of the Acquiring Portfolio received in exchange therefor.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Acquired Portfolio and their shareholders.

Notwithstanding the foregoing, the opinion of Willkie Farr & Gallagher LLP may state that no opinion is expressed as to the effect of each Reorganization on the Acquired Portfolio or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

Shareholders of an Acquired Portfolio may sell their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisors regarding potential transactions.

The Acquired Portfolios do not have any capital loss carryovers.

Capitalization

The following tables set forth, as of March 31, 2020, the capitalization of shares of the Portfolios. The table also shows the unaudited pro forma capitalization of the International Strategic Equities Portfolio shares as adjusted to give effect to the proposed Reorganizations. The capitalization of the International Strategic Equities Portfolio is likely to be different when the Plan is consummated. Pro forma numbers are estimated in good faith and are hypothetical.

The International Portfolio into the International Strategic Equities Portfolio

Class A	International Portfolio – Class A	International Strategic Equities Portfolio – SCB Class	Pro Forma Adjustments	Pro Forma International Strategic Equities Portfolio SCB Class After Reorganization (unaudited)
Net assets	$2,771,127	$—	(2,771,127)	$—
Total shares outstanding	214,999	—	(214,999)	—
Net asset value per share	$12.89	$—		$—

Class C	International Portfolio – Class C	International Strategic Equities Portfolio – SCB Class	Pro Forma Adjustments	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganization (unaudited)
Net assets	$511,902	$—	(511,902)	$—
Total shares outstanding	39,708	—	(39,708)	—
Net asset value per share	$12.89	$—		$—

Class Z	International Portfolio – Class Z	International Strategic Equities Portfolio – Class Z	Pro Forma Adjustments	Pro Forma International Strategic Equities Portfolio – Class Z After Reorganization (unaudited)
Net assets	$262,248,370	$1,114,077,099	(28,613)*	$1,376,296,856
Total shares outstanding	20,569,579	117,466,104	7,091,140	145,126,823
Net asset value per share	$12.75	$9.48		$9.48

International Class / SCB Class	International Portfolio – International Class	International Strategic Equities Portfolio – SCB Class	Pro Forma Adjustments		Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganization (unaudited)
Net assets	$804,620,434	$143,297,930	(745,020,260	)*	$202,898,104
Total shares outstanding	62,058,053	15,157,486	(55,751,087)		21,464,452
Net asset value per share	$12.97	$9.45			$9.45

Advisor Class	International Portfolio – Advisor Class	International Strategic Equities Portfolio – Advisor Class	Pro Forma Adjustments		Pro Forma International Strategic Equities Portfolio – Advisor Class After Reorganization (unaudited)
Net assets	$—	$2,096,235,783	748,217,513	*	$2,844,453,296
Total shares outstanding	—	221,288,415	79,010,176		300,298,591
Net asset value per share	$—	$9.47			$9.47

The Tax-Managed International Portfolio into the International Strategic Equities Portfolio

Class A	Tax-Managed International Portfolio – Class A	International Strategic Equities Portfolio – SCB Class	Pro Forma Adjustments	Pro Forma International Strategic Equities Portfolio SCB Class After Reorganization (unaudited)
Net assets	$1,155,534	$—	(1,155,534)	$—
Total shares outstanding	87,011	—	(87,011)	—
Net asset value per share	$13.28	$—		$—

Class C	Tax-Managed International Portfolio – Class C**	International Strategic Equities Portfolio – SCB Class	Pro Forma Adjustments	Pro Forma International Strategic Equities Portfolio SCB Class After Reorganization (unaudited)
Net assets	$101,570	$—	(101,570)	$—
Total shares outstanding	7,563	—	(7,563)	—
Net asset value per share	$13.43	$—		$—

**

Effective as of June 18, 2020, all Class C shares were redeemed or converted to Class A shares, and effective June 19, 2020, Class C shares of the Tax-Managed International Portfolio are no longer offered.

Class Z	Tax-Managed International Portfolio – Class Z	International Strategic Equities Portfolio – Class Z	Pro Forma Adjustments		Pro Forma International Strategic Equities Portfolio – Class Z After Reorganization (unaudited)
Net assets	$351,003,029	$1,114,077,099	(37,547	)†	$1,465,042,581
Total shares outstanding	26,458,108	117,466,104	10,563,801		154,488,013
Net asset value per share	$13.27	$9.48			$9.48

Tax-Managed International Class / SCB Class	Tax-Managed International Portfolio – Tax-Managed International Class	International Strategic Equities Portfolio – SCB Class	Pro Forma Adjustments		Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganization (unaudited)
Net assets	$2,187,091,494	$143,297,930	(2,032,753,807	)†	$297,635,617
Total shares outstanding	162,355,925	15,157,486	(146,023,864)		31,489,547
Net asset value per share	$13.47	$9.45			$9.45

Advisor Class	Tax-Managed International Portfolio – Advisor Class	International Strategic Equities Portfolio – Advisor Class	Pro Forma Adjustments		Pro Forma International Strategic Equities Portfolio – Advisor Class After Reorganization (unaudited)
Net assets	$—	$2,096,235,783	2,033,786,180	†	$4,130,021,963
Total shares outstanding	—	221,288,415	214,761,388		436,049,803
Net asset value per share	$—	$9.47			$9.47

The International Portfolio and the Tax-Managed International Portfolio into the International Strategic Equities Portfolio

Class A	International Portfolio – Class A	Tax-Managed International Portfolio – Class A	International Strategic Equities Portfolio – SCB Class	Pro Forma Adjustments	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganizations (unaudited)
Net assets	$2,771,127	$1,155,534	$—	(3,926,661)	$—
Total shares outstanding	214,999	87,011	—	(302,010)	—
Net asset value per share	$12.89	$13.28	$—		$—

Class C	International Portfolio – Class C	Tax-Managed International Portfolio – Class C**	International Strategic Equities Portfolio – SCB Class	Pro Forma Adjustments	Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganizations (unaudited)
Net assets	$511,902	$101,570	$—	(613,472)	$—
Total shares outstanding	39,708	7,563	—	(47,271)	—
Net asset value per share	$12.89	$13.43	$—		$—

**

Effective as of June 18, 2020, all Class C shares were redeemed or converted to Class A shares, and effective June 19, 2020, Class C shares of the Tax-Managed International Portfolio are no longer offered.

Class Z	International Portfolio – Class Z	Tax-Managed International Portfolio – Class Z	International Strategic Equities Portfolio – Class Z	Pro Forma Adjustments		Pro Forma International Strategic Equities Portfolio – Class Z After Reorganizations (unaudited)
Net assets	$262,248,370	$351,003,029	$1,114,077,099	(63,945	)^	$1,727,264,553
Total shares outstanding	20,569,579	26,458,108	117,466,104	17,654,768		182,148,559
Net asset value per share	$12.75	$13.27	$9.48			$9.48

International Class / Tax-Managed International Class / SCB Class	International Portfolio – International Class	Tax-Managed International Portfolio – Tax-Managed International Class	International Strategic Equities Portfolio – SCB Class	Pro Forma Adjustments		Pro Forma International Strategic Equities Portfolio – SCB Class After Reorganizations (unaudited)
Net assets	$804,620,434	$2,187,091,494	$143,297,930	(2,777,773,782	)^	$357,236,076
Total shares outstanding	62,058,053	162,355,925	15,157,486	(201,774,991)		37,796,473
Net asset value per share	$12.97	$13.47	$9.45			$9.45

Advisor Class	International Portfolio – Advisor Class	Tax-Managed International Portfolio – Advisor Class	International Strategic Equities Portfolio – Advisor Class	Pro Forma Adjustments		Pro Forma International Strategic Equities Portfolio – Advisor Class After Reorganizations (unaudited)
Net assets	$—	$—	$2,096,235,783	2,782,007,860	^	$4,878,243,643
Total shares outstanding	—	—	221,288,415	293,771,069		515,059,484
Net asset value per share	$—	$—	$9.47			$9.47

*	Includes adjustment for estimated Reorganization costs of $114,389.
†	Includes adjustment for estimated Reorganization costs of $262,278.
^	Includes adjustment for estimated Reorganization costs of $370,000.

VOTING INFORMATION

Required Vote

Only shareholders of record of the Acquired Portfolios at the close of business on the Record Date will be entitled to vote at the Meeting. On the Record Date, for the International Portfolio there were [•] Class A shares, [•] Class C shares, [•] Class Z shares and [•] International Class shares issued and outstanding, and for the Tax-Managed International Portfolio there were [•] Class A shares, [•] Class Z shares and [•] Tax-Managed International Class shares issued and outstanding.

The (virtual) presence in person or by proxy of the holders of one-third of all the votes of each of the Acquired Portfolios entitled to be voted at the Meeting is required to constitute a quorum of each of the Acquired Portfolios at that Meeting. Shares beneficially held by shareholders (virtually) present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a 1940 Act Majority is necessary to approve the Plan.

Each shareholder of each of the Acquired Portfolios will be entitled to one vote for each full share and a fractional vote for each fractional share of each of the Acquired Portfolios held at the close of business on the Record Date.

Shares held by shareholders (virtually) present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote the applicable Acquired Portfolios’ shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a “broker non-vote.” The Acquired Portfolios will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes, if any, will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganizations or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a 1940 Act Majority of each of the Acquired Portfolios outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan.

In the event that sufficient votes to obtain a quorum have not been obtained by each of the Acquired Portfolios, the Acquired Portfolios may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Acquired Portfolios would only take such actions if the Acquired Portfolios believed that they would have sufficient shareholder votes to approve the proposal at the Meeting.

Shareholders having more than one account in the Acquired Portfolios generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the chairman of the Meeting may adjourn the Meeting from time to time to permit the solicitation of additional votes.

How to Authorize Your Proxy or Vote

You can authorize your proxy in any one of three ways or attend the Meeting (virtually) and vote at the Meeting:

•	Over the Internet.

•	By phone.

•	By mail, with the enclosed proxy card.

•	In person virtually at the Meeting.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in the discretion of the proxy holder upon any procedural matters that come before the Meeting or postponement or adjournment thereof.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are exercised at the Meeting either (i) by a written revocation received by the Secretary of the Acquired Portfolios at 1345 Avenue of the Americas, New York, New York 10105 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person virtually. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Acquired Portfolios, or BPWM. In addition, the Acquired Portfolios have engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of Computershare if the Acquired Portfolios have not yet received your vote. Computershare may ask you for authority, by telephone, to permit Computershare to execute your voting instructions on your behalf. Proxy printing, processing, mailing and solicitation costs are currently estimated to be approximately $59,300 for the International Portfolio and approximately $140,700 for the Tax-Managed International Portfolio. The Acquired Portfolios will pay the costs of the Reorganizations, which are approximately $107,728 for the International Portfolio and approximately $255,605 for the Tax-Managed International Portfolio.

ADDITIONAL INFORMATION

Bernstein Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the International Strategic Equities Portfolio, a series of Bernstein Fund, is contained in its prospectus dated January 28, 2020, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the International Strategic Equities Portfolio is included in its SAI, dated January 28, 2020, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the International Strategic Equities Portfolio’s Annual Report to Shareholders for the fiscal year ended September 30, 2019 is enclosed herewith, and may also be obtained by calling ABIS at 1-800-227-4618, or by writing to the International Strategic Equities Portfolio at 1345 Avenue of the Americas New York, New York 10105.

Bernstein Fund (on behalf of the International Strategic Equities Portfolio) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. Copies of these materials may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or for free on the EDGAR database on the SEC’s Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to each of SCB Fund and Bernstein Fund.

Certain matters of Maryland law relating to the validity of shares of the International Strategic Equities Portfolio to be issued pursuant to the Plan will be passed upon by Venable LLP, Maryland counsel to SCB Fund and Bernstein Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the International Portfolio, incorporated by reference into the Prospectus/Proxy Statement and SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the International Portfolio for the fiscal year ended September 30, 2019 (File No. 811-05555).

The audited financial statements of the Tax-Managed International Portfolio, incorporated by reference into the Prospectus/Proxy Statement and SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Tax-Managed International Portfolio for the fiscal year ended September 30, 2019 (File No. 811-05555).

The audited financial statements of the International Strategic Equities Portfolio, incorporated by reference into the Prospectus/Proxy Statement and SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the International Strategic Equities Portfolio for the fiscal year ended September 30, 2019 (File No. 811-23100).

Notice to Banks, Broker-Dealers and Voting Directors and Their Nominees

Please advise the Acquired Portfolios, c/o Sanford C. Bernstein Fund, Inc., 1345 Avenue of the Americas New York, New York 10105, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

SCB Fund is not required to hold and will not ordinarily hold annual shareholders’ meetings in any year in which the election of Directors is not required to be acted upon under the 1940 Act.

Pursuant to rules adopted by the SEC, a shareholder of an Acquired Portfolio may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Acquired Portfolio which he or she intends to introduce at such meetings; provided, among other things, that such proposal is received by the Acquired Portfolio at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Directors of SCB Fund intends to bring before the Meeting the matters set forth in the foregoing notice. The Meeting is a special meeting of stockholders under Maryland law and no other business may be properly brought before the Meeting except procedural matters relating to the proposals in the notice. If any such matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their discretion. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of SCB Fund, by execution of a subsequent proxy, or by voting in person at the Meeting.

APPENDICIES TO PROSPECTUS/PROXY STATEMENT

APPENDIX

A	Form of Agreement and Plan of Reorganization (attached as Appendix A)

B	Certain Information Applicable to Shares of the Acquiring Portfolio (attached as Appendix B)

C	Comparison of Business Structure and Organization (attached as Appendix C)

D	Share Ownership Information (attached as Appendix D)

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

As of

[•], 2020

This Agreement and Plan of Reorganization (the “Plan”) is made as of this [•] day of [•], 2020, by and among Sanford C. Bernstein Fund, Inc. (“SCB Fund”), a Maryland corporation, on behalf of its series, the International Portfolio and the Tax-Managed International Portfolio (each, an “Acquired Portfolio” and together, the “Acquired Portfolios”), and Bernstein Fund, Inc. (“Bernstein Fund”), a Maryland corporation, on behalf of its series, the International Strategic Equities Portfolio (the “Acquiring Portfolio,” and together with the Acquired Portfolios, the “Portfolios”).

This Plan covers two, separate Reorganizations (as defined herein), which are independent of each other. Accordingly, when the terms “Acquiring Portfolio” and “Acquired Portfolio” are used in the same sentence, they mean the International Strategic Equities Portfolio and the International Portfolio or the International Strategic Equities Portfolio and the Tax-Managed International Portfolio, and the “Reorganization” (as defined herein) means either of the Reorganizations covered by this Plan. In addition, the term “Acquired Portfolio” denotes the investment company or the series thereof that is party to the Plan, as applicable.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are each an open-end management investment company (or series thereof) registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Acquired Portfolio transfer all of its assets to the Acquiring Portfolio in exchange for whole and fractional shares of equal dollar value of the Acquiring Portfolio (“Acquisition Shares”) as set forth in Annex A, and that the Acquiring Portfolio assume the stated liabilities of the Acquired Portfolio and distribute the Acquisition Shares to the shareholders of the Acquired Portfolio (each, a “Reorganization” and together, the “Reorganizations”); and that the Acquired Portfolio thereafter liquidate and terminate;

WHEREAS, the parties intend that the Reorganization qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Reorganization, the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; and

WHEREAS, the Board of Directors of each of the Acquired Portfolio and the Acquiring Portfolio have determined that the Reorganization is in the best interests of the Acquired Portfolio and the Acquiring Portfolio, respectively, and that the interests of the existing shareholders of the Acquired Portfolio and the Acquiring Portfolio, respectively, would not be diluted as a result of the Reorganization;

Now, therefore, the parties agree as follows:

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1934 Act	Securities Exchange Act of 1934, as amended.

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any deferred or prepaid expense shown as an asset on the Acquired Portfolio’s books.

Closing Date	Shall be on such date as the parties may agree.

Charter	The Acquired Portfolio’s Charter or the Acquiring Portfolio’s Charter.

Effective Time	5:00 p.m. Eastern time on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements	The audited financial statements of the relevant Portfolio for its most recently completed fiscal year.

Portfolio	The Acquiring Portfolio and/or the Acquired Portfolio, as the case may be.

Liabilities	All stated liabilities, expenses and obligations of any kind whatsoever of the Acquired Portfolio, whether accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of the Bernstein Fund (with respect to the Acquiring Portfolio) on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Reorganization.

Valuation Time	The close of regular session trading on the New York Stock Exchange (“NYSE”) on the day before the Closing Date or such other time as may be mutually agreed upon, when for purposes of the Plan, the Acquiring Portfolio determines the net asset value per Acquisition Share and the Acquired Portfolio determines the net value of the Assets.

NAV	Except as otherwise provided, the net asset value per share of each of the Acquiring Portfolio and the Acquired Portfolio shall be calculated by valuing and totaling its assets and then subtracting its liabilities and then dividing the balance by the number of its shares that are outstanding.

2.	Regulatory Filings

Bernstein Fund, on behalf of the Acquiring Portfolio, shall promptly prepare and file the N-14 Registration Statement with the SEC, and Bernstein Fund and Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Portfolio’s Assets

The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Reorganization, as applicable:

(a)

On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.

(b)

On or prior to the Valuation Date, the Acquired Portfolio will take such actions as are set forth in Section 3(d) below, and except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to Acquired Portfolio shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) Acquired Portfolio’s investment income excludable from gross income under Section 103(a) of the Code over (ii) Acquired Portfolio’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of Acquired Portfolio’s investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Portfolio’s net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending September 30, 2020 and for the short taxable year beginning on [•], 2020 and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(c)

At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities. The Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Portfolio, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio.

(d)

Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio. The Acquired Portfolio may sell any asset on such list prior to the Effective Time. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions. In addition, if the Acquiring Portfolio determines that, as a result of the Reorganization, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions.

(e)	The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis:

(1)

The value of the Assets shall be determined as of the Valuation Time, using the valuation procedures of the Acquired Portfolio, or such other valuation procedures as shall be mutually agreed upon by the parties, and, in exchange for the transfer of the Assets by the Acquired Portfolio to the Acquiring Portfolio, the Acquiring Portfolio shall assume the Liabilities and simultaneously issue and deliver to the Acquired Portfolio the number of Acquisition Shares (including fractional Acquisition Shares) with respect to each class equal in net asset value to the aggregate value of the net assets attributable to the corresponding class of the Acquired Portfolio then outstanding, rounded to the fourth decimal place or such other decimal place as the parties may agree to in writing;

(2)

The NAV of each Acquisition Share of each class to be delivered to the Acquired Portfolio shall be the NAV determined as of the Valuation Time in accordance with the valuation procedures of Bernstein Fund, with the NAV of each Acquisition Share of each class to be delivered to the Acquired Portfolio being equal to the last determined NAV of the class of the Acquiring Portfolio as set forth in Annex A;

(3)

The number of Acquisition Shares of each class (including fractional shares, if any) to be delivered to the Acquired Portfolio shall be determined by dividing the aggregate net assets attributable to the class of the Acquired Portfolio by the NAV per share of the class of the Acquiring Portfolio (determined in accordance with Section 3(e)(2) of this Plan); and

(4)

The Assets of the Acquired Portfolio shall be made available by the Acquired Portfolio to State Street Bank & Trust Company, as the custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

(f)	Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.

4.	Liquidation and Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records

The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:

(a)

At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall completely liquidate and terminate by transferring to its shareholders of record the Acquisition Shares it receives pursuant to this Plan. The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio shareholders and the amount of Acquisition Shares that former Acquired Portfolio shareholders are due based on their respective holdings of shares of the Acquired Portfolio as of the close of business on the Closing Date. The Acquiring Portfolio shall not issue certificates representing Acquisition Shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will immediately thereafter be redeemed and cancelled on the books of the Acquired Portfolio. Ownership of Acquisition Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

Following distribution by the Acquired Portfolio to its shareholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate its existence as soon as is reasonably possible after the Effective Time.

(b)

At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio’s shareholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by shareholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.	Certain Representations and Warranties of the Acquired Portfolio

SCB Fund, on behalf of itself or International Portfolio or Tax-Managed International Portfolio, as applicable, each represent and warrant (as applicable with respect to itself) to the Acquiring Portfolio as follows:

(a)

The Acquired Portfolio is a duly established series of SCB Fund, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. SCB Fund is registered with the SEC as an open-end management investment company under the 1940 Act and the registration of the Acquired Portfolio’s shares under the 1933 Act will be in full force and effect as of the Effective Time.

(b)

The SCB Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(c)

The Board of Directors of the SCB Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Portfolio. Duly authorized officers of the Acquired Portfolio have executed and delivered the Plan. The Plan represents a valid and binding contract of the Acquired Portfolio, enforceable against the Acquired Portfolio in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan by the Acquired Portfolio does not, and the consummation of the transactions contemplated by this Plan will not, violate federal securities laws or laws of the state of organization of the SCB Fund, or the SCB Fund’s Charter or Bylaws or any material agreement to which the Acquired Portfolio is subject. Except for the approval of the Acquired Portfolio’s shareholders and Board of Directors, the Acquired Portfolio does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Portfolio.

(d)

Each Acquired Portfolio is a series of SCB Fund that is treated as a separate corporation from each other series of SCB Fund under Section 851(g) of the Code. Each Acquired Portfolio has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.

(e)

The information pertaining to the Acquired Portfolio included within the N-14 Registration Statement when Part A of the N-14 Registration Statement is distributed to shareholders, at the Effective Time, insofar as it relates to the Acquired Portfolio, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

All issued and outstanding shares of the Acquired Portfolio are duly authorized and validly issued, and all such shares are fully paid and nonassessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, and there are no securities convertible into shares of the Acquired Portfolio.

(g)

The Acquired Portfolio shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 3(b) hereof.

(h)	At the Effective Time, the Acquired Portfolio will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(i)

The Financial Statements of the Acquired Portfolio, a copy of which has been previously delivered to the Acquiring Portfolio, fairly present the financial position of the Acquired Portfolio as of the Acquired Portfolio’s most recent fiscal year-end and the results of the Acquired Portfolio’s operations and changes in the Acquired Portfolio’s net assets for the periods indicated.

(j)

To the knowledge of the Acquired Portfolio, the Acquired Portfolio has no liabilities, whether or not determined or determinable, other than the liabilities disclosed or provided for in its Financial Statements or liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing liabilities and reflected in its NAV.

(k)

To the knowledge of the Acquired Portfolio, except as has been disclosed in writing to the Acquiring Portfolio, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Portfolio or any of its properties or assets or any person whom the Acquired Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Portfolio has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Portfolio. The Acquired Portfolio is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

(l)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Portfolio is not a party to or subject to any material contract or other commitments which, if terminated, may result in material liability to the Acquired Portfolio or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Portfolio.

(m)	The Acquired Portfolio has filed or will file its federal income tax returns, copies of which have been previously made available or will be made available to the Acquiring Portfolio, for all taxable years ending on or before the Closing Date, and has paid or will pay all taxes shown as due on such returns. All of the Acquired Portfolio’s tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Portfolio’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Portfolio will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(n)

Since the date of the Financial Statements of the Acquired Portfolio, there has been no material adverse change in the Acquired Portfolio’s financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

(o)

The Acquired Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Portfolio.

(p)

The Acquisition Shares to be issued to the Acquired Portfolio pursuant to paragraph 3(e)(1) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Portfolio shareholders as provided in paragraph 4(a).

(q)

The Acquired Portfolio, or its agent(s), (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Portfolio to such shareholder, and/or (ii) has otherwise timely instituted any required backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

6.	Certain Representations and Warranties of the Acquiring Portfolio

Bernstein Fund, on behalf of itself or the Acquiring Portfolio, as applicable, represents and warrants to the Acquired Portfolio as follows:

(a)	The Acquiring Portfolio is a duly established series of Bernstein Fund, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Bernstein Fund is registered with the SEC as an open-end management investment company under the 1940 Act and the registration of the Acquiring Portfolio shares under the 1933 Act will be in full force and effect as of the Effective Time.

(b)

Bernstein Fund, on behalf of the Acquiring Portfolio, has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(c)

The Board of Directors of Bernstein Fund has duly authorized execution and delivery of this Plan and the transactions contemplated herein on behalf of Bernstein Fund, on behalf of the Acquiring Portfolio. Duly authorized officers of the Acquiring Portfolio have executed and delivered the Plan. The Plan represents a valid and binding contract of Bernstein Fund, on behalf of the Acquiring Portfolio, enforceable against the Acquiring Portfolio in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan by Bernstein Fund does not, and the consummation of the transactions contemplated by this Plan will not, violate the federal securities laws or Maryland law or Bernstein Fund’s Charter or Bylaws or any material agreement to which the Acquiring Portfolio is subject. Except for the approval of the Board of Directors of Bernstein Fund, Bernstein Fund does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Portfolio.

(d)

The Acquiring Portfolio is a separate series of Bernstein Fund that is treated as a separate corporation from each other series of Bernstein Fund under Section 851(g) of the Code. The Acquiring Portfolio has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and is eligible for taxation under Section 852(b) of the Code for the taxable year that will include the Closing Date and expects to so qualify for each subsequent taxable year.

(e)

The N-14 Registration Statement when Part A of the N-14 Registration Statement is distributed to shareholders of the Acquired Portfolio, at the Effective Time, insofar as it relates to the Acquiring Portfolio, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

Bernstein Fund has duly authorized and validly issued all issued and outstanding shares of the Acquiring Portfolio, and all such shares are fully paid and nonassessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Portfolio has duly authorized the Acquisition Shares referred to in Section 4(e) hereof to be issued and delivered to the Acquired Portfolio’s stockholders as of the Effective Time. When issued and delivered, such Acquisition Shares shall be validly issued, fully paid and nonassessable, and no shareholder of the Acquiring Portfolio shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

(g)

To the knowledge of the Acquiring Portfolio, except as has been disclosed in writing to the Acquired Portfolio, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Portfolio or any of its properties or assets or any person whom the Acquiring Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Portfolio currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Portfolio. The Acquiring Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

(h)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Portfolio is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(i)

The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

7.	Conditions to the Obligations of the Acquiring Portfolio and the Acquired Portfolio

The obligations of the Acquiring Portfolio and the Acquired Portfolio with respect to the Reorganization shall be subject to the following conditions precedent:

(a)	This Plan and the transactions contemplated herein, with respect to the Acquired Portfolio, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of SCB Fund’s charter and bylaws, applicable Maryland law and the 1940 Act.

(b)

The Acquiring Portfolio and the Acquired Portfolio shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Portfolio or the Acquired Portfolio, as applicable, in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time.

(c)

The Acquiring Portfolio and the Acquired Portfolio shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

(d)

There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Portfolio since the date of its most recent financial statement. Negative investment performance shall not be considered a material adverse change.

(e)

The Acquiring Portfolio and the Acquired Portfolio shall have received an opinion of Willkie Farr & Gallagher LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

(1)

the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that each of the Acquiring Portfolio and the Acquired Portfolio will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)

no gain or loss will be recognized by the Acquired Portfolio on the transfer of all of the Acquired Portfolio’s Assets to the Acquiring Portfolio solely in exchange for the Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities, or upon the distribution of the Acquisition Shares to shareholders of the Acquired Portfolio;

(3)

the tax basis in the hands of the Acquiring Portfolio of each Asset of the Acquired Portfolio will be the same as the tax basis of such Asset in the hands of the Acquired Portfolio immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Portfolio on the transfer;

(4)

the holding period of each Asset of the Acquired Portfolio in the hands of the Acquiring Portfolio, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Portfolio (except where investment activities of the Acquiring Portfolio have the effect of reducing or eliminating the holding period with respect to an Asset);

(5)	no gain or loss will be recognized by the Acquiring Portfolio upon its receipt of the Assets of the Acquired Portfolio solely in exchange for Acquisition Shares and the assumption of the Liabilities;

(6)	no gain or loss will be recognized by the shareholders of the Acquired Portfolio upon the exchange of their Acquired Portfolio shares for Acquisition Shares as part of the Reorganization;

(7)

the aggregate tax basis of the Acquisition Shares that each shareholder of the Acquired Portfolio receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares exchanged therefor; and

(8)

each Acquired Portfolio shareholder’s holding period for the Acquisition Shares received in the Reorganization will include the period for which such shareholder held the Acquired Portfolio shares exchanged therefor, provided that the shareholder held such Acquired Portfolio shares as capital assets on the date of the exchange.

Each Portfolio shall agree to make and provide to Willkie Farr & Gallagher LLP additional factual representations with respect to the Portfolios that are reasonably necessary to enable Willkie Farr & Gallagher LLP to deliver the tax opinion. The opinion will be based on such factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding this subparagraph (d), Willkie Farr & Gallagher LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (d).

(f)

The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(g)

No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Reorganization.

(h)

The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(i)	Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 12 of this Plan.

8.	Conditions to the Obligations of the Acquired Portfolio

The obligations of the Acquired Portfolio with respect to the Reorganization shall be subject to the following conditions precedent:

(a)

SCB Fund, on behalf of the Acquired Portfolio, shall have received an opinion of counsel to Bernstein Fund and the Acquiring Portfolio in form and substance reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, substantially to the effect that:

(1)

The Acquiring Portfolio is a series of a corporation, and the corporation is duly incorporated and existing under and by virtue of the laws of the State of Maryland, is in good standing with the State Department of Assessments and Taxation of Maryland (“SDAT”), and is an open-end management investment company registered under the 1940 Act;

(2)

This Plan has been duly authorized, executed and delivered by Bernstein Fund, on behalf of the Acquiring Portfolio, and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the SCB Fund, on behalf of the Acquired Portfolio, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

(3)	The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and nonassessable by the Acquiring Portfolio;

(4)

The execution and delivery of this Plan by Bernstein Fund, on behalf of the Acquiring Portfolio, did not, and the consummation of the Reorganization will not, violate the Charter of Bernstein Fund or the Bylaws; and

(5)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for Bernstein Fund to enter into this Plan on behalf of the Acquiring Portfolio or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of Bernstein Fund or the Acquiring Portfolio, as applicable.

In rendering such opinion, counsel may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of Bernstein Fund as to factual matters.

(b)

The Acquired Portfolio shall have received a letter from AllianceBernstein L.P., the investment adviser to the Acquiring Portfolio and the Acquired Portfolio (the “Adviser”), with respect to insurance matters in form and substance satisfactory to the Acquired Portfolio.

9.	Conditions to the Obligations of Bernstein Fund or the Acquiring Portfolio

The obligations of Bernstein Fund or the Acquiring Portfolio, as applicable, with respect to the Reorganization shall be subject to the following conditions precedent:

(a)

Bernstein Fund, on behalf of the Acquiring Portfolio, shall have received an opinion of counsel to SCB Fund and the Acquired Portfolio, in form and substance reasonably satisfactory to Bernstein Fund and dated as of the Closing Date, substantially to the effect that:

(1)

The Acquired Portfolio is a series of a corporation, and the corporation is duly incorporated and existing under and by virtue of the laws of the State of Maryland, is in good standing with the SDAT, and is an open-end management investment company registered under the 1940 Act;

(2)

This Plan has been duly authorized, executed and delivered by SCB Fund, on behalf of the Acquired Portfolio, and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by Bernstein Fund, on behalf of the Acquiring Portfolio, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the

Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material; and

(3)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the Acquired Portfolio to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Portfolio.

In rendering such opinion, counsel may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Portfolio as to factual matters.

(b)

Bernstein Fund, on behalf of the Acquiring Portfolio, shall have received a letter from the Adviser agreeing to indemnify the Acquiring Portfolio in respect of certain liabilities of the Acquired Portfolio in form and substance satisfactory to Bernstein Fund.

10.	Closing

(a)

The Closing shall be held at the offices of the Portfolios, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place (including a virtual meeting) as the parties may agree.

(b)

In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Portfolio or the Acquiring Portfolio upon the giving of written notice to the other party.

(c)

The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Reorganization have been credited to accounts established on the records of the Acquiring Portfolio in the name of the Acquired Portfolio’s shareholders. After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Acquisition Shares have been credited to open accounts in the names of the Acquired Portfolio shareholders.

(d)

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

11.	Survival of Representations and Warranties

(a)

Except for Sections 5, 6, 13, 17, 18, 20, 21, 22 and 23, no representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) shall survive the completion of the transactions contemplated herein.

(b)

Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holdings, of its Portfolio and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.

12.	Termination of Plan

A majority of the Directors of either the Bernstein Fund or the SCB Fund may terminate this Plan with respect to the Acquiring Portfolio or the Acquired Portfolio, respectively, at any time before the applicable Effective Time if: (i) the conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (ii) either the Board of Directors of Bernstein Fund or the SCB Fund determines that the consummation of the Reorganization is not in the best interests of the Acquiring Portfolio or its shareholders, or the Acquired Portfolio or its shareholders, respectively, and gives notice of such termination to the other party.

13.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.	Brokerage Fees

Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

15.	Amendments

Bernstein Fund, on behalf of the Acquiring Portfolio, and the SCB Fund, on behalf of the Acquired Portfolio, may, by agreement in writing authorized by its respective Board of Directors, amend this Plan at any time. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

16.	Waivers

At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.	Indemnification of Directors

The Acquiring Portfolio agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Portfolio’s current and former Directors and officers, acting in their capacities as such, under the SCB Fund’s Charter and Bylaws as in effect as of the date of this Plan shall survive the Reorganization as obligations of Bernstein Fund or the Acquiring Portfolio, as applicable, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Portfolio, its successors or assigns.

18.	Cooperation and Further Assurances

Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan’s terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Reorganization as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.	Updating of N-14 Registration Statement

If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made in the N-14 Registration Statement not misleading, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to such item.

20.	Limitation on Liabilities

The obligations the Acquired Portfolio and the Acquiring Portfolio shall not bind any of the directors/trustees, shareholders, nominees, officers, employees or agents of the Acquired Portfolio or the Acquiring Portfolio personally, but shall bind only the Acquired Portfolio or the Acquiring Portfolio, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Portfolio or the Acquiring Portfolio, as appropriate.

21.	Termination of the Acquired Portfolio

If the parties complete the Reorganization, the Acquired Portfolio shall liquidate and terminate.

22.	Notices

Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Portfolio:

Sanford C. Bernstein Fund, Inc.— International Portfolio

1345 Avenue of the Americas

New York, New York 10105

Attention: Secretary

OR

Sanford C. Bernstein Fund, Inc.— Tax-Managed International Portfolio

1345 Avenue of the Americas

New York, New York 10105

Attention: Secretary

For the Acquiring Portfolio:

Bernstein Fund, Inc.— International Strategic Equities Portfolio

1345 Avenue of the Americas

New York, New York 10105

Attention: Secretary

23.	Expenses

The expenses relating to the Reorganization shall be paid proportionately by each Acquired Portfolio, allocated based on their respective net assets as of the Valuation Time, except that the Acquiring Portfolio will pay a portion of the audit fees associated with the Reorganization. Notwithstanding the foregoing, expenses relating to the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Portfolio’s failure to qualify for tax treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

24.	General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only by a writing signed by both parties to the Reorganization. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

The terms of this agreement shall apply separately with respect to each Acquired Portfolio.

In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

Sanford C. Bernstein Fund, Inc., on behalf of its series, Tax-Managed International Portfolio

Attest:

/s/	By:	/s/

Name:		Name:

Title:		Title:

Sanford C. Bernstein Fund, Inc., on behalf of its series, International Portfolio

Attest:

/s/	By:	/s/

Name:		Name:

Title:		Title:

Bernstein Fund, Inc., on behalf of its series, International Strategic Equities Portfolio

Attest:

/s/	By:	/s/

Name:		Name:

Title:		Title:

Annex A

Shareholders of the applicable Acquired Portfolio will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio according to the following chart:

Acquired Portfolios—Share Class Exchanged	Acquiring Portfolio—Share Class Received
Class A	SCB Class
Class C*	SCB Class
Class Z	Class Z
International Class / Tax-Managed International Class	Advisor Class (if applicable**) or SCB Class

*

Class C shares of the Tax-Managed International Portfolio are no longer offered. References herein to Class C shares of the Acquired Portfolio(s) relate solely to Class C shares of the International Portfolio.

**

The following clients of BPWM will receive Advisor Class Shares: (i) clients who are subject to the global fee schedule for investment management services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and (ii) clients investing at least $3 million in a Portfolio of SCB Fund or Bernstein Fund.

APPENDIX B

Certain Information Applicable to Shares of the Acquiring Portfolio

If the Reorganization of an Acquired Portfolio is approved, shareholders of the applicable Acquired Portfolio will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio according to the following chart:

Acquired Portfolios—Share Class Exchanged	Acquiring Portfolio—Share Class Received
Class A	SCB Class
Class C*	SCB Class
Class Z	Class Z
International Class / Tax-Managed International Class	Advisor Class (if applicable**) or SCB Class

*

Class C shares of the Tax-Managed International Portfolio are no longer offered. References herein to Class C shares of the Acquired Portfolio(s) relate solely to Class C shares of the International Portfolio.

**

The following clients of Bernstein Private Wealth Management of AllianceBernstein L.P. will receive Advisor Class shares: (i) clients who are subject to the global fee schedule for investment management services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and (ii) clients investing at least $3 million in a Portfolio of SCB Fund or Bernstein Fund.

Shareholders of an Acquired Portfolio who hold Class A or Class C shares with an investment amount less than $10,000 at the time of the applicable Reorganization will be redeemed for cash for those shares at the time of the applicable Reorganization.

This Appendix B discusses how to buy, sell or redeem, or exchange different classes of shares of the Acquiring Portfolio. SCB Class and Advisor Class shares of the Acquiring Portfolio are offered and are available to certain private clients and institutional clients of the Manager, and the Class Z shares of the Acquiring Portfolio are available exclusively to registered funds advised by the Manager. As indicated below, certain discussions in this Appendix B apply to SCB and Advisor Class shares of the Acquiring Portfolio, and other discussions apply to Class Z shares of the Acquiring Portfolio. Capitalized terms not otherwise defined in this Appendix B have the meanings assigned to them in the Prospectus/Proxy Statement. For purposes of this Appendix B, each series of SCB Fund and Bernstein Fund are referred to together as the “Portfolios,” and each, a “Portfolio.”

HOW TO BUY SHARES – SCB CLASS AND ADVISOR CLASS SHARES

Minimum Investments

The minimum initial investment for the SCB Class and Advisor Class shares of the Acquiring Portfolio is $10,000. There is no minimum amount for subsequent investments in the Acquiring Portfolio although the Bernstein Fund reserves the right to impose a minimum investment amount. The minimum initial investment in the

Acquiring Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Acquiring Portfolio, is $5,000. There is no minimum amount for reinvestment of dividends and distributions declared by the Acquiring Portfolio in the shares of the Acquiring Portfolio. Bernstein may, in its discretion, waive the initial minimum investment requirements of the Acquiring Portfolio in certain circumstances.

Unless a shareholder informs us otherwise, in January and June of each year, the cash balances in any account carried by Sanford C. Bernstein & Co., LLC (“Bernstein LLC”) which is invested solely in the Acquiring Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of Bernstein’s investment-management services, Bernstein may, at a client’s request, maintain a specified percentage of assets in one or more of the Portfolios of the Bernstein Fund or the SCB Fund or vary the percentage based on Bernstein’s opinion of the relative allocation to the Portfolios. In keeping with these client mandates or for tax considerations, Bernstein may, without additional instructions from the client, purchase shares of the Funds from time to time.

These purchases and sales by Bernstein will be subject to the following minimum investment requirements with respect to the Portfolios:

•

initial purchases of shares of the Portfolios will be subject to any applicable initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived; and

•	Bernstein may, in its discretion, waive the initial minimum investment requirement in certain circumstances.

Advisor Class Shares

The following clients of Bernstein’s investment management services are eligible to purchase and hold Advisor Class shares of the Portfolios of Bernstein Fund:

•

Clients who are subject to Bernstein’s global fee schedule for such services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and

•	Clients investing at least $3 million in a Portfolio. (Bernstein may, in its discretion, waive this minimum investment requirement in certain circumstances.)

Procedures

Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Certain non-discretionary accounts may also invest in the Acquiring Portfolio, including but not limited to, non-discretionary accounts held by employees and existing investors in the Portfolios. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Purchase payments may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of Bernstein. If you are purchasing shares of the Acquiring Portfolio, all checks should be made payable to the Acquiring Portfolio. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

The share price you pay will depend on when your order is received in proper form. Orders received by the Acquiring Portfolio Closing Time, which is the close of regular trading on any day the New York Stock Exchange (the “Exchange”) is open (ordinarily 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), on any business day will receive the offering price determined as of the closing time that day. The Acquiring Portfolio Closing Time may be changed by the Board of the Bernstein Fund in its discretion. Orders received after the close of regular trading will receive the next business day’s price. With respect to non-discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by the Acquiring Portfolio are automatically reinvested in additional shares of the Acquiring Portfolio at the NAV on the reinvestment date.

The Acquiring Portfolio may, at its sole option, accept securities as payment for shares if the Manager believes that the securities are appropriate investments for the Acquiring Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you. The Acquiring Portfolio has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Acquiring Portfolio’s NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Acquiring Portfolio.

The Acquiring Portfolio may refuse any order to purchase shares. The Acquiring Portfolio reserves the right to suspend the sale of shares to the public in response to conditions in the securities markets or for other reasons.

HOW TO BUY SHARES – CLASS Z SHARES

The purchase of a Class Z share of the Acquiring Portfolio is priced at the next-determined NAV after your order is received in proper form. Class Z shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

REQUIRED INFORMATION – SCB CLASS, ADVISOR CLASS, AND CLASS Z SHARES

The Acquiring Portfolio is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Acquiring Portfolio may also ask to see other identifying documents. If you do not provide the information, the Acquiring Portfolio will not be able to open your account. If the Acquiring Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Acquiring Portfolio believes it has identified potentially criminal activity, the Acquiring Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority (“FINRA”) member firm.

The Acquiring Portfolio is required to apply backup withholding to taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Acquiring Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number (social security number for most investors) on your Mutual Fund Application.

HOW TO EXCHANGE SHARES – SCB CLASS AND ADVISOR CLASS SHARES

You may exchange your shares in the Acquiring Portfolio for shares in any other Portfolio of the Bernstein Fund. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective NAVs of the shares of each Portfolio of the Bernstein Fund. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. Each Portfolio of the Bernstein Fund reserves the right to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

The exchange privilege is available only in states where the exchange may legally be made. While each Portfolio of the Bernstein Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days’ prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized.

HOW TO EXCHANGE SHARES – CLASS Z SHARES

You may exchange your Portfolio shares for shares of the same class of other AB Mutual Funds provided that: (i) the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan, and (ii) you meet the eligibility requirements for such class in the Portfolio you are exchanging into. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions and other eligibility requirements set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Portfolio Closing Time on that day. The Portfolios may modify, restrict or terminate the exchange privilege on 60 days’ written notice.

HOW TO SELL OR REDEEM SHARES – SCB CLASS AND ADVISOR CLASS SHARES

You may sell your shares of the Acquiring Portfolio by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Acquiring Portfolio are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Acquiring Portfolio.

In some circumstances, your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets the Acquiring Portfolio’s requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and “Signature Guaranteed” must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by the Acquiring Portfolio in certain instances.

The Acquiring Portfolio may waive the requirement that a redemption request must be in writing. The Acquiring Portfolio may request further documentation from corporations, executors, administrators, trustees or guardians.

The Manager expects that it will typically take one to two business days following receipt of your redemption order in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your order is received in proper form by the Acquiring Portfolio by the Acquiring Portfolio Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Acquiring Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). The check will be sent to you at your address on record with the Acquiring Portfolio unless prior other instructions are on file. If you are a client of Bernstein’s investment advisory services, the sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Acquiring Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when the Acquiring Portfolio or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the Acquiring Portfolio Closing Time will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day’s price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on the sale of Acquiring Portfolio shares is subject to federal income taxes.

Restrictions on sales: There may be times during which you may not be able to sell your shares or the Manager may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for the Acquiring Portfolio to determine its NAV or to sell its investments, or for such other periods as the SEC may, by order, permit.

HOW TO SELL OR REDEEM SHARES – SCB CLASS, ADVISOR CLASS, AND CLASS Z SHARES OF THE ACQUIRING PORTFOLIO

You may “redeem” your shares (i.e., sell your shares to the Acquiring Portfolio) on any day the New York Stock Exchange (the “Exchange”) is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV after the Acquiring Portfolio receives your redemption request in proper form. The Acquiring Portfolio expects that it will typically take one to three business days following receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Acquiring Portfolio by the Acquiring Portfolio Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Acquiring Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

The Acquiring Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Acquiring Portfolio to satisfy redemption requests. The

Acquiring Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Acquiring Portfolio may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

Sale In-Kind. The Acquiring Portfolio normally pays proceeds of a sale of the Acquiring Portfolio’s shares in cash. However, the Acquiring Portfolio has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES – SCB CLASS, ADVISOR CLASS, AND CLASS Z SHARES

The Acquiring Portfolio’s income dividends and capital gains distributions, if any, declared by the Acquiring Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Acquiring Portfolio. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Acquiring Portfolio without charge by returning to the Manager, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Acquiring Portfolio.

While it is the intention of the Acquiring Portfolio to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Acquiring Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of the Acquiring Portfolio’s return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Acquiring Portfolio, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Acquiring Portfolio owned for more than one year and that are properly reported as capital gain dividends are taxable as long-term capital gains. Distributions of dividends to the Acquiring Portfolio’s non-corporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, if such distributions are derived from, and reported by the Acquiring Portfolio as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Acquiring Portfolio. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.” Other distributions by the Acquiring Portfolio are generally taxable to you as ordinary income. For tax years beginning after December 31, 2017 and before January 1, 2026, the Acquiring Portfolio may also report dividends eligible for a 20% “qualified business income” deduction for non-corporate US shareholders to the extent the Acquiring Portfolio’s income is derived from ordinary REIT dividends, reduced by allocable Portfolio expenses, provided that holding period and other requirements are met by both the shareholder and the Portfolio. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Acquiring Portfolio will notify you as to how much of the Acquiring Portfolio’s distributions, if any, qualify for these reduced tax rates.

Long-term capital gains are taxed at a maximum rate of 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation, and short-term capital gains and other ordinary income are taxed at a maximum rate of 37%. A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Investment income received by the Acquiring Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Acquiring Portfolio is liable for foreign income taxes withheld at the source, the Acquiring Portfolio intends, if possible, to operate so as to meet the requirements of the Code to “pass through” to the Acquiring Portfolio’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Acquiring Portfolio will be able to do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by the Acquiring Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if the Acquiring Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of the Acquiring Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before the Acquiring Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

For tax purposes, an exchange of the Acquiring Portfolio shares for shares in a different fund is treated as a sale of the Acquiring Portfolio shares.

The sale or exchange of the Acquiring Portfolio shares is a taxable transaction for federal income tax purposes.

As a result of entering into swap contracts, the Acquiring Portfolio may make or receive periodic net payments. The Acquiring Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Acquiring Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, the Acquiring Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that otherwise constitute ordinary deductions and that are allocable under the Code to exempt-interest dividends would not be allowed as a deduction but will reduce net tax-exempt income.

This Appendix B summarizes only some of the tax implications you should consider when investing in the Acquiring Portfolio. Each year shortly after December 31, each Portfolio will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

A 30% withholding tax is currently imposed on dividends, interest and other income items paid to: (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

SHAREHOLDER SERVICING FEES – SCB CLASS

The Manager provides certain classes of the Bernstein Fund and the SCB Fund with shareholder servicing services. For these services, the Manager charges the Acquiring Portfolio an annual fee of 0.25% of each such Portfolio’s average daily net assets in SCB Class shares. These shareholder services include: providing information to shareholders concerning the Acquiring Portfolio’s investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, NAV of shares, Acquiring Portfolio performance, Acquiring Portfolio services, plans and options, Acquiring Portfolio investment policies, portfolio holdings and tax consequences of Acquiring Portfolio investments; dealing with shareholder complaints and other correspondence relating to Acquiring Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Acquiring Portfolio shares.

DISTRIBUTION SERVICES – SCB CLASS AND ADVISOR CLASS

Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Acquiring Portfolio with distribution services pursuant to a Distribution Agreement between each of the Bernstein Fund and the SCB Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of the Manager.

RETIREMENT PLAN SERVICES – SCB CLASS AND ADVISOR CLASS

Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Acquiring Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Acquiring Portfolio for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Acquiring Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Acquiring Portfolio, they are included in the amount appearing opposite the caption “Other Expenses” found in the Acquiring Portfolio expense tables under “Annual Portfolio Operating Expenses.” The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in the Acquiring Portfolio.

ADDITIONAL FEES FOR CERTAIN INVESTORS – SCB CLASS AND ADVISOR CLASS

Certain investors in the Acquiring Portfolio are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Portfolio related fees. For more information on such fees, please contact your Bernstein advisor.

GENERAL INFORMATION – CLASS Z SHARES

Under unusual circumstances, the Acquiring Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Portfolio reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Portfolios. In order to reduce the amount of duplicative mail that is sent to homes with more than one Portfolio account and to reduce expenses of the Portfolios, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding,” does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

For more information, you may also contact your Bernstein advisor.

APPENDIX C

Comparison of Business Structure and Organization

The following information provides only a summary of the key features of the organizational structure and governing documents of each Acquired Portfolio and the Acquiring Portfolio. The International Portfolio and the Tax-Managed International Portfolio are each series of SCB Fund, a registered open-end management investment company incorporated under the laws of the State of Maryland in 1988. The International Strategic Equities Portfolio is a series of Bernstein Fund, a registered open-end management investment company incorporated under the laws of the State of Maryland in 2015.

The Board of Directors of SCB Fund (the “SCB Board”) is responsible for oversight of SCB Fund, and the Board of Directors of Bernstein Fund (the “Bernstein Board”) is responsible for oversight of Bernstein Fund. The SCB Board and the Bernstein Board are comprised of the same individuals as reflected below. Each of SCB Fund and Bernstein Fund (together, the “Funds” and each a “Fund”) operate pursuant to their respective charter and bylaws and are governed by their own respective Boards. We have summarized below certain rights of shareholders of each of the Acquired Portfolios and the Acquiring Portfolio. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the governing documents of SCB Fund and Bernstein Fund for more complete information.

Shareholder Meetings

Each Fund has procedures available to its respective shareholders for calling shareholders’ meetings and for the removal of directors.

Under the SCB Fund Articles of Incorporation, removal of one or more directors can be effected upon the action of two-thirds of the outstanding shares of all of the SCB Fund portfolios, voting as a single class. The shareholders of each SCB Fund portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a SCB Fund portfolio will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that portfolio. The voting rights of the shareholders are not cumulative. Under the Bernstein Fund Articles of Incorporation, any director, or the entire Bernstein Board, may be removed from office at any time by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Under each Fund’s respective Bylaws, a special meeting of shareholders may be called by the secretary upon the written request of shareholders entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting. For each Fund, the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at such meeting shall constitute a quorum, except as provided in each Fund’s respective Articles of Incorporation with respect to any matter which requires approval by a separate vote of one or more series or classes of stock.

For each Fund, when a quorum is present at any shareholder meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law or by the respective Fund’s Articles of Incorporation. Unless otherwise provided by law or by the Fund’s Articles of Incorporation (including the series and class voting provisions thereof), each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a shareholder meeting.

Shares of the Funds

Bernstein Fund is authorized to issue 27,000,000,000 shares of common stock, $0.0001 par value per share, which are currently divided into three series, including the International Strategic Equities Portfolio. Each series of Bernstein Fund includes more than one class of shares. Each class of shares represents an interest in the same assets of a portfolio and is identical in all respects except that (1) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (2) each class has the same exchange privilege, (3) SCB Class and Advisor Class shares are offered exclusively to certain private clients and institutional clients of the Manager, and (4) Class Z Shares are currently available exclusively to registered funds advised by the Manager.

SCB Fund is authorized to issue 17,500,000,000 shares of common stock, $0.001 par value per share, which are currently divided into twenty three series, including the Acquired Portfolios and the Emerging Markets Portfolio (together, the “Non-U.S. Stock Portfolios”); the Short Duration Diversified Municipal Portfolio, the New York Municipal Portfolio, the California Municipal Portfolio and the Diversified Municipal Portfolio (together, the “Fixed-Income Municipal Portfolios”); the Short Duration Plus Portfolio and the Intermediate Duration Portfolio (together, the “Fixed-Income Taxable Portfolios”); the Overlay A Portfolio, the Tax-Aware Overlay A Portfolio, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio (together, the “Overlay Portfolios”); the AB International Portfolio, the AB Tax-Managed International Portfolio and the AB Emerging Markets Portfolio (together, the “AB Blended Style Funds”); the AB Intermediate New York Municipal Portfolio, the AB Intermediate California Municipal Portfolio and the AB Intermediate Diversified Municipal Portfolio (together, the “AB Fixed-Income Municipal Portfolios”); and the AB Short Duration Portfolio, the AB Intermediate Duration Portfolio (together, the “AB Fixed-Income Taxable Portfolios”). Different classes of fund shares are available to certain private clients and institutional clients of the Manager. Shares of the Non-U.S. Stock Portfolios, the

Fixed-Income Municipal Portfolios and the Overlay Portfolios are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. The Overlay Portfolios are intended to be used as part of a broader investment program administered directly by BPWM are only available to Bernstein Fund’s private clients.

Each series of SCB Fund includes more than one class of shares. Each class of shares represents an interest in the same assets of a portfolio and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has the same exchange privilege, (other than Class 2 shares of the Overlay Portfolios, which can only be exchanged for shares of the Intermediate Duration Institutional Portfolio of Sanford C. Bernstein Fund II, Inc.), and (4) Class Z Shares are currently available exclusively to registered funds advised by the Manager.

Except for the conversion feature applicable to the Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a portfolio is entitled to its portion of all of that portfolio’s assets after all debt and expenses of that portfolio have been paid.

Under each Fund’s respective Articles of Incorporation, its Board may authorize the creation of additional series (portfolios), and classes within such series, of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as the Board may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to any automatic conversion of one series or class of stock into another, and to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. All shares of each portfolio, when issued against payment in full therefor, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of each Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and bears the expenses related to the distribution of its shares. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Funds do not intend to hold annual meetings of shareholders unless otherwise required by law. The Funds will not be required to hold meetings of shareholders unless, for example, the election of directors is required to be acted on by shareholders under the 1940 Act.

Dividends and Distributions

For each Fund, dividends may be authorized by its respective Board and declared by the Fund at any time, and the amount and number of capital gains distributions paid to shareholders during each fiscal year are determined by the Board. Each such payment shall be accompanied by a statement as to the source of such payment, to the extent required by law.

Shares of each Fund’s series or class of stock shall be entitled to such dividends or distributions, in cash, property or additional shares of stock of the same or another series or class, as may be authorized from time to time by each Fund’s Board and declared by the Fund with respect to such series or class.

A shareholder of each Fund may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder’s election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Limitation of Liability of Directors and Officers and Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Articles of Incorporation of each Fund contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law. Each Fund’s respective Bylaws provide for the indemnification of its officers and directors, as applicable, to the fullest extent permitted by Maryland law. Each Fund has also entered into an agreement with each director separately, which provides for the indemnification of such director and sets out the parameters of the director’s right to receive advancement of expenses and other benefits of indemnification. This exculpation and indemnification does not protect any such person against any liability to the Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office.

The charter and Bylaws of each Fund provide that the Fund shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Fund and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by each Fund’s Articles of Incorporation and Bylaws vest immediately upon election of a director or officer of the respective Fund. Each Fund may, with its respective Board, provide such indemnification and advance for expenses to an individual who served a predecessor of the Fund in any of the capacities described in (a) or (b) above and to any employee or agent of the Fund or a predecessor of the Fund.

Directors of the Funds

The following table lists the Directors of each of the SCB Fund and the Bernstein Fund, their business addresses and their principal occupations during the past five years.

Name, Address,* Year of Birth, (Year Elected**)	Principal Occupation(s) During the Past five Years and Other Information	Number of Portfolios in the AB Fund Complex+ Overseen by the Director	Other Directorships Held by the Director During the Past Five Years
INTERESTED DIRECTOR***
Beata D. Kirr**** 1974 (SCB Fund: 2019) (Bernstein Fund: 2019)	Senior Vice President of the Investment Manager with which she has been associated since prior to 2015. She is the Head of Private Client Core Asset Strategies and a National Managing Director since 2017. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	19	Women Employed

INDEPENDENT DIRECTORS***
Debra Perry#^ Chair of the Board 1951 (SCB Fund: 2011) (Bernstein Fund: 2015)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International, since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken# 1951 (SCB Fund: 2013) (Bernstein Fund: 2015)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland# 1966 (SCB Fund: 2019) (Bernstein Fund: 2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

Name, Address,* Year of Birth, (Year Elected**)	Principal Occupation(s) During the Past five Years and Other Information	Number of Portfolios in the AB Fund Complex+ Overseen by the Director	Other Directorships Held by the Director During the Past Five Years

William Kristol# 1952 (SCB Fund: 1994) (Bernstein Fund: 2015)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey# 1961 (SCB Fund: 2019) (Bernstein Fund: 2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

Donald K. Peterson# 1949 (SCB Fund: 2007) (Bernstein Fund: 2015)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; prior thereto he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

*	The address for each of a Fund’s Independent Directors is c/o AllianceBernstein L.P., Attn: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for each Fund’s Directors.

***

Directors who are not “interested persons” of each Fund, as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Fund are referred to as “Interested Directors.”

****	Ms. Kirr is an “interested person,” as defined in the 1940 Act, because of her affiliation with the Manager.
#

Member of each Fund’s Audit Committee and Independent Directors Committee and member of the SCB Fund’s Nominating, Governance and Compensation Committee and the Bernstein Fund’s Governance, Nomination and Compensation Committee (each referred to herein as a “Governance Committee”).

^	Member of the SCB Fund’s Fair Value Pricing Committee and the Bernstein Fund’s Special Pricing Committee (each referred to herein as a “Pricing Committee”).
+

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Bond Fund, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Core Opportunities Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Relative Value Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Sustainable International Thematic Fund, Inc., AB Large Cap Growth Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., The AB Portfolios, Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and Bernstein Fund, Inc., all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund and AllianceBernstein National Municipal Income Fund, all registered closed-end investment companies (collectively, the “AB Fund Complex”).

APPENDIX D

Share Ownership Information

Shares Outstanding

As of August 20, 2020, each Portfolio had the following number of shares of common stock outstanding.

Portfolio	Class	Number of Outstanding Shares of Common Stock
International Portfolio	A	[	]
	C	[	]
	Z	[	]
	International Class	[	]

Tax-Managed International Portfolio	A	[	]
	Z	[	]
	Tax-Managed International Class	[	]

International Strategic Equities Portfolio	Z	[	]
	SCB	[	]
	Advisor	[	]

Ownership of Shares

As of August 20, 2020, the Directors and officers of each Portfolio as a group beneficially owned less than 1% of the outstanding shares of common stock of that Portfolio. To the knowledge of each Portfolio, the following persons owned, either of record or beneficially, 5% or more of the outstanding shares of the Portfolio.

Portfolio and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned		Percentage of Outstanding Shares of Class Owned
International Portfolio
Class A	[ ]	[	]	[	]%
Class C	[ ]	[	]	[	]%
Class Z	[ ]	[	]	[	]%
International Class	[ ]	[	]	[	]%

Tax-Managed International Portfolio
Class A	[ ]	[	]	[	]%
Class Z	[ ]	[	]	[	]%
Tax-Managed International Class	[ ]	[	]	[	]%

D-1

Portfolio and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned		Percentage of Outstanding Shares of Class Owned
International Strategic Equities Portfolio
Class Z	[ ]	[	]	[	]%
SCB Class	[ ]	[	]	[	]%
Advisor Class	[ ]	[	]	[	]%

The following table shows the percentage of Combined Portfolio’s shares to be owned by the above listed shareholders, if the Reorganizations had been consummated as of August 20, 2020.

Portfolio and Class	Name and Address of Shareholder	Percentage of Outstanding Shares of Combined Portfolio Class Owned
International Portfolio
Class A	[ ]	[	]%
Class C	[ ]	[	]%
Class Z	[ ]	[	]%
International Class	[ ]	[	]%

Tax-Managed International Portfolio
Class A	[ ]	[	]%
Class Z	[ ]	[	]%
Tax-Managed International Class	[ ]	[	]%

International Strategic Equities Portfolio
Class Z	[ ]	[	]%
SCB Class	[ ]	[	]%
Advisor Class	[ ]	[	]%

D-2

SUBJECT TO COMPLETION

STATEMENT OF ADDITIONAL INFORMATION

FOR

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

Dated August [31], 2020

Acquisition of the Assets and Assumption of the Liabilities of

International Portfolio and Tax-Managed International Portfolio of Sanford C. Bernstein Fund, Inc.

By and in Exchange for Shares of International Strategic Equities Portfolio,

A Series of Bernstein Fund, Inc.

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganizations”) of each of the International Portfolio and the Tax-Managed International Portfolio (together, the “Acquired Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (“SCB Fund”), a Maryland corporation, into the International Strategic Equities Portfolio (the “Acquiring Portfolio,” and together with the Acquired Portfolios, the “Portfolios”), a series of Bernstein Fund, Inc. (“Bernstein Fund”), a Maryland corporation.

This SAI contains information which may be of interest to shareholders of each Acquired Portfolio relating to the applicable Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated August [31], 2020 (the “Prospectus/Proxy Statement”). As described in the Prospectus/Proxy Statement, the Agreement and Plan of Reorganization would involve the transfer of the assets and all of the stated liabilities of the Acquired Portfolios in exchange for shares of the Acquiring Portfolio. Each Acquired Portfolio will distribute the Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Acquired Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available by calling at (800) 227-4618 or by writing the International Strategic Equities Portfolio at 1345 Avenue of the Americas, New York, New York 10105.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Prospectus/Proxy Statement.

ADDITIONAL INFORMATION ABOUT EACH ACQUIRED PORTFOLIO AND THE INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO	S-3

FINANCIAL STATEMENTS	S-3

INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO PRO FORMA PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)	S-4

TAX-MANAGED INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO PRO FORMA PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)	S-18

INTERNATIONAL PORTFOLIO AND TAX-MANAGED INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)	S-32

INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO PRO FORMA STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2019 (UNAUDITED)	S-50

TAX-MANAGED INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO PRO FORMA PORTFOLIO STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2019 (UNAUDITED)	S-52

INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO PRO FORMA STATEMENTS OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2019 (UNAUDITED)	S-55

TAX-MANAGED INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO PRO FORMA PORTFOLIO STATEMENTS OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2019 (UNAUDITED)	S-57

INTERNATIONAL PORTFOLIO AND TAX-MANAGED INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO PRO FORMA COMBINED STATEMENTS OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2019 (UNAUDITED)

S-59

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)	S-61

*	The accompanying notes are an integral part of the pro forma combined financial statements and schedules.

ADDITIONAL INFORMATION ABOUT EACH ACQUIRED PORTFOLIO AND THE INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

For each of the International Portfolio and the Tax-Managed International Portfolio: Incorporated by reference is the Statement of Additional Information for SCB Fund in the Registration Statement on Form N-1A of SCB Fund dated January 28, 2020, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

For each of the International Portfolio and the Tax-Managed International Portfolio, this SAI incorporates by reference the Annual Report to Shareholders of SCB Fund for the fiscal year ended September  30, 2019 and the Semi-Annual Report to Shareholders of SCB Fund for the six-month period ended March  31, 2020, each of which has been filed with the Securities and Exchange Commission.

The Annual Report and Semi-Annual Report contain historical financial information regarding the relevant Portfolio(s). The financial statements and the report of the independent registered public accounting firm in (i) the Annual Report to Shareholders of SCB Fund, with respect to each of the International Portfolio and the Tax-Managed International Portfolio (filed via EDGAR on December 6, 2019, Accession No.  0001193125-19-307920); and (ii) the Semi-Annual Report to Shareholders of SCB Fund, with respect to each of the International Portfolio and the Tax-Managed International Portfolio (filed via EDGAR on June 5, 2020, Accession No. 0001193125-20-162207), are incorporated herein by reference.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on March 31, 2020. The unaudited pro forma statement of operations reflects expenses for the twelve months ended March 31, 2020. The unaudited pro forma financial statements give effect to the proposed exchange of shares of the Acquiring Portfolio for the assets and liabilities of each Acquired Portfolio, with the Acquiring Portfolio being the surviving entity. The consummation of each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. The historical cost basis of the investments is carried over to the surviving entity. If a Reorganization is approved with respect to an Acquired Portfolio, a significant portion of the portfolio holdings of the Acquired Portfolio will likely be sold in connection with the applicable Reorganization. If AllianceBernstein L.P. (the “Manager”) does cause an Acquired Portfolio to dispose of such securities, transaction costs in restructuring the portfolio holdings of the Acquired Portfolio prior to the closing of the Reorganization will be borne by the Acquired Portfolio and its shareholders prior to the closing of the applicable Reorganization; however, transaction costs in restructuring the portfolio holdings of the Acquiring Portfolio immediately following the closing of the applicable Reorganization will be borne by the Acquiring Portfolio and its shareholders. The Manager, however, has advised that these costs are not expected to have a material impact on the net asset value of the Acquiring Portfolio. The Manager also has advised that none of the Acquired Portfolios or the Acquiring Portfolio will dispose of holdings in the applicable Portfolio to such an extent that it would adversely affect the tax-free nature of the applicable Reorganization for federal income tax purposes (but any gains on the sale of holdings could trigger taxable distributions).

Unaudited pro forma financial statements are provided on the following pages. Pro forma numbers are estimated in good faith and are hypothetical.

INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
COMMON STOCKS – 97.0%
Information Technology – 17.4%
Electronic Equipment, Instruments & Components – 1.5%
Flex Ltd.(a)	229,300	—	229,300	$1,920,388	$—	$1,920,388
Halma PLC	222,590	—	222,590	5,227,762	—	5,227,762
Keyence Corp.	29,500	69,800	99,300	9,484,616	22,441,566	31,926,182
Murata Manufacturing Co., Ltd.	88,200	—	88,200	4,384,838	—	4,384,838
Simplo Technology Co., Ltd.	—	2,161,000	2,161,000	—	18,808,896	18,808,896
Zhen Ding Technology Holding Ltd.	1,128,000	—	1,128,000	3,447,264	—	3,447,264

				24,464,868	41,250,462	65,715,330

IT Services – 3.4%
Adyen NV(a) (b)	5,180	—	5,180	4,402,452	—	4,402,452
Amadeus IT Group SA - Class A	79,230	—	79,230	3,729,264	—	3,729,264
Atos SE	111,210	—	111,210	7,409,388	—	7,409,388
Capgemini SE	75,460	988,680	1,064,140	6,305,609	82,616,350	88,921,959
GDS Holdings Ltd. (ADR)(a)	—	293,120	293,120	—	16,992,166	16,992,166
GMO Payment Gateway, Inc.	58,000	—	58,000	4,064,952	—	4,064,952
Otsuka Corp.	72,100	519,500	591,600	3,073,659	22,146,542	25,220,201
Pagseguro Digital Ltd.(a)	124,420	—	124,420	2,405,039	—	2,405,039

				31,390,363	121,755,058	153,145,421

Semiconductors & Semiconductor Equipment – 5.7%
ASML Holding NV	37,828	337,660	375,488	9,972,011	89,012,088	98,984,099
Infineon Technologies AG	260,840	—	260,840	3,765,420	—	3,765,420
Nanya Technology Corp.	—	26,182,000	26,182,000	—	46,079,887	46,079,887
NXP Semiconductors NV	107,900	—	107,900	8,948,147	—	8,948,147
Realtek Semiconductor Corp.	551,000	—	551,000	3,955,570	—	3,955,570
SCREEN Holdings Co., Ltd.	170,900	—	170,900	6,254,560	—	6,254,560
SK Hynix, Inc.	122,480	713,320	835,800	8,280,139	48,223,288	56,503,427
STMicroelectronics NV	246,770	—	246,770	5,304,712	—	5,304,712
Taiwan Semiconductor Manufacturing Co., Ltd.	682,000	1,751,000	2,433,000	6,139,576	15,763,047	21,902,623

				52,620,135	199,078,310	251,698,445

Software – 5.6%
Avast PLC(b)	2,091,451	2,847,758	4,939,209	10,111,525	13,768,038	23,879,563
AVEVA Group PLC	54,890	—	54,890	2,364,923	—	2,364,923
Check Point Software Technologies Ltd.(a)	41,630	427,210	468,840	4,185,480	42,951,693	47,137,173
Constellation Software, Inc./Canada	7,160	83,900	91,060	6,507,343	76,252,240	82,759,583
Dassault Systemes SE	36,220	—	36,220	5,287,795	—	5,287,795
Nice Ltd.(a)	26,813	189,970	216,783	3,877,040	27,468,814	31,345,854
Open Text Corp.	138,590	—	138,590	4,846,169	—	4,846,169
Oracle Corp. Japan	70,700	389,000	459,700	6,166,657	33,929,700	40,096,357
SAP SE	53,431	—	53,431	5,965,460	—	5,965,460
Temenos AG(a)	30,611	—	30,611	3,990,131	—	3,990,131

				53,302,523	194,370,485	247,673,008

Technology Hardware, Storage & Peripherals – 1.2%
Samsung Electronics Co., Ltd.	344,100	1,010,240	1,354,340	13,379,119	39,279,634	52,658,753

				175,157,008	595,733,949	770,890,957

Financials – 15.5%
Banks – 6.5%
Banco Comercial Portugues SA	26,694,090	—	26,694,090	3,000,116	—	3,000,116
Bank Hapoalim BM	770,990	2,848,240	3,619,230	4,619,670	17,066,277	21,685,947
Bank Leumi Le-Israel BM	1,613,390	—	1,613,390	8,896,170	—	8,896,170
Bank of Ireland Group PLC	1,676,448	—	1,676,448	3,125,012	—	3,125,012
China CITIC Bank Corp., Ltd. - Class H	—	73,184,000	73,184,000	—	35,989,215	35,989,215
DBS Group Holdings Ltd.	279,200	—	279,200	3,643,043	—	3,643,043
Erste Group Bank AG	446,250	858,650	1,304,900	8,169,811	15,719,906	23,889,717
Hana Financial Group, Inc.	—	1,783,650	1,783,650	—	33,556,897	33,556,897
Hang Seng Bank Ltd.	160,200	—	160,200	2,729,370	—	2,729,370
HDFC Bank Ltd.	347,635	1,391,195	1,738,830	3,943,539	15,781,588	19,725,127
Jyske Bank A/S(a)	—	648,420	648,420	—	16,019,707	16,019,707
KB Financial Group, Inc.	—	812,360	812,360	—	22,846,825	22,846,825
KBC Group NV	198,100	—	198,100	8,988,818	—	8,988,818
Mediobanca Banca di Credito Finanziario SpA	858,470	2,330,900	3,189,370	4,681,392	12,710,818	17,392,210
Mitsubishi UFJ Financial Group, Inc.	—	4,262,700	4,262,700	—	15,949,117	15,949,117
Oversea-Chinese Banking Corp., Ltd.	447,921	—	447,921	2,713,922	—	2,713,922
Royal Bank of Canada	54,640	—	54,640	3,384,473	—	3,384,473
Sumitomo Mitsui Financial Group, Inc.	—	638,200	638,200	—	15,504,037	15,504,037
Svenska Handelsbanken AB - Class A SHS(a)	657,970	—	657,970	5,426,346	—	5,426,346
Turkiye Garanti Bankasi AS(a)	—	19,523,220	19,523,220	—	23,943,989	23,943,989

				63,321,682	225,088,376	288,410,058

Capital Markets – 3.3%
B3 SA - Brasil Bolsa Balcao	—	3,020,800	3,020,800	—	20,870,792	20,870,792
Credit Suisse Group AG(a)	763,053	—	763,053	6,158,866	—	6,158,866
Euronext NV(b)	41,567	—	41,567	3,060,710	—	3,060,710
London Stock Exchange Group PLC	85,470	—	85,470	7,645,788	—	7,645,788
Partners Group Holding AG	21,426	55,040	76,466	14,669,650	37,684,007	52,353,657

	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
Singapore Exchange Ltd.	622,800	7,615,800	8,238,600	4,011,111	49,049,165	53,060,276
St. James’s Place PLC	175,710	—	175,710	1,640,767	—	1,640,767

				37,186,892	107,603,964	144,790,856

Consumer Finance – 0.0%
Isracard Ltd.	38,117	140,814	178,931	102,302	377,929	480,231

Diversified Financial Services – 1.4%
Fubon Financial Holding Co., Ltd.	—	24,447,000	24,447,000	—	30,217,141	30,217,141
ORIX Corp.	367,900	2,488,300	2,856,200	4,389,290	29,687,066	34,076,356

				4,389,290	59,904,207	64,293,497

Insurance – 3.9%
Admiral Group PLC	163,210	—	163,210	4,494,823	—	4,494,823
AIA Group Ltd.	997,200	3,686,400	4,683,600	8,929,560	33,010,361	41,939,921
Allianz SE	58,610	41,480	100,090	9,981,131	7,063,936	17,045,067
ASR Nederland NV	—	1,296,610	1,296,610	—	32,601,102	32,601,102
NN Group NV	—	1,153,490	1,153,490	—	31,346,944	31,346,944
Prudential PLC	384,854	—	384,854	4,822,159	—	4,822,159
Sampo Oyj - Class A	112,430	—	112,430	3,243,471	—	3,243,471
Suncorp Group Ltd.	1,284,460	—	1,284,460	7,132,943	—	7,132,943
Swiss Re AG	85,410	260,790	346,200	6,576,477	20,080,545	26,657,022
Zurich Insurance Group AG	10,050	—	10,050	3,530,631	—	3,530,631

				48,711,195	124,102,888	172,814,083

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., Ltd.	—	731,959	731,959	—	15,720,496	15,720,496

				153,711,361	532,797,860	686,509,221

Consumer Staples – 12.2%
Beverages – 1.7%
Budweiser Brewing Co. APAC Ltd.(a) (b)	726,000	—	726,000	1,867,074	—	1,867,074
Coca-Cola Bottlers Japan Holdings, Inc.	196,500	—	196,500	4,032,863	—	4,032,863
Coca-Cola European Partners PLC	242,740	—	242,740	9,110,032	—	9,110,032
Pernod Ricard SA	—	178,940	178,940	—	25,398,049	25,398,049
Treasury Wine Estates Ltd.	359,603	—	359,603	2,232,619	—	2,232,619
Wuliangye Yibin Co., Ltd. - Class A	—	2,003,197	2,003,197	—	32,223,363	32,223,363

				17,242,588	57,621,412	74,864,000

Food & Staples Retailing – 3.2%
Coles Group Ltd.	—	3,299,559	3,299,559	—	30,728,910	30,728,910
Koninklijke Ahold Delhaize NV	641,480	3,054,570	3,696,050	14,944,267	71,160,922	86,105,189
Tesco PLC	2,268,060	—	2,268,060	6,405,062	—	6,405,062
X5 Retail Group NV (GDR)(b)	—	651,240	651,240	—	17,583,480	17,583,480

				21,349,329	119,473,312	140,822,641

Food Products – 4.7%
Calbee, Inc.	101,100	696,600	797,700	2,728,372	18,799,048	21,527,420
Danone SA	92,050	—	92,050	5,891,032	—	5,891,032
Kerry Group PLC - Class A	48,640	—	48,640	5,643,457	—	5,643,457
Morinaga & Co., Ltd./Japan	146,600	—	146,600	6,001,302	—	6,001,302
Nestle SA	145,544	1,164,660	1,310,204	14,899,017	119,223,664	134,122,681
Nichirei Corp.	206,000	—	206,000	5,800,518	—	5,800,518
Orkla ASA	—	1,187,600	1,187,600	—	10,175,012	10,175,012
Salmar ASA	283,970	—	283,970	9,394,847	—	9,394,847
WH Group Ltd.(b)	9,989,500	—	9,989,500	9,220,389	—	9,220,389

				59,578,934	148,197,724	207,776,658

Household Products – 0.3%
Essity AB - Class B	158,940	—	158,940	4,868,899	—	4,868,899
Reckitt Benckiser Group PLC	51,590	—	51,590	3,929,898	—	3,929,898
Unicharm Corp.	102,900	—	102,900	3,851,942	—	3,851,942

				12,650,739		12,650,739

Personal Products – 0.6%
Kose Corp.	24,200	—	24,200	2,994,546	—	2,994,546
Unilever PLC	120,840	371,780	492,620	6,093,984	18,748,937	24,842,921

				9,088,530	18,748,937	27,837,467

Tobacco – 1.7%
British American Tobacco PLC	370,567	540,670	911,237	12,623,463	18,418,067	31,041,530
Philip Morris International, Inc.	69,700	—	69,700	5,085,312	—	5,085,312
Swedish Match AB	80,510	608,750	689,260	4,558,448	34,467,214	39,025,662

				22,267,223	52,885,281	75,152,504

				142,177,343	396,926,666	539,104,009

Health Care – 10.9%
Biotechnology – 0.2%
Abcam PLC	180,650	—	180,650	2,564,725	—	2,564,725
Genmab A/S(a)	18,328	—	18,328	3,681,519	—	3,681,519

				6,246,244	—	6,246,244

Health Care Equipment & Supplies – 1.5%
Cochlear Ltd.	—	276,800	276,800	—	31,547,257	31,547,257
Koninklijke Philips NV	178,190	682,550	860,740	7,316,011	28,023,699	35,339,710

				7,316,011	59,570,956	66,886,967

	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
Health Care Providers & Services – 0.6%
Apollo Hospitals Enterprise Ltd.	279,725	—	279,725	4,195,402	—	4,195,402
Galenica AG(b)	45,623	—	45,623	3,112,977	—	3,112,977
NMC Health PLC(c) (d) (e)	153,099	—	153,099	199,406	—	199,406
Sonic Healthcare Ltd.	—	1,289,992	1,289,992	—	19,388,351	19,388,351

				7,507,785	19,388,351	26,896,136

Life Sciences Tools & Services – 0.6%
Bio-Rad Laboratories, Inc. - Class A(a)	9,200	—	9,200	3,225,152	—	3,225,152
Eurofins Scientific SE	7,698	—	7,698	3,756,622	—	3,756,622
Gerresheimer AG	98,290	—	98,290	6,198,005	—	6,198,005
ICON PLC(a)	22,300	—	22,300	3,032,800	—	3,032,800
Lonza Group AG	12,380	—	12,380	5,092,188	—	5,092,188
Tecan Group AG	20,560	—	20,560	6,157,813	—	6,157,813

				27,462,580	—	27,462,580

Pharmaceuticals – 8.0%
Astellas Pharma, Inc.	342,200	3,759,900	4,102,100	5,272,398	57,930,126	63,202,524
GlaxoSmithKline PLC	786,850	—	786,850	14,764,581	—	14,764,581
Novo Nordisk A/S - Class B	281,500	1,552,800	1,834,300	16,810,065	92,727,064	109,537,129
Roche Holding AG	95,043	419,540	514,583	30,579,311	134,983,580	165,562,891
Sanofi	30,550	—	30,550	2,644,860	—	2,644,860

				70,071,215	285,640,770	355,711,985

				118,603,835	364,600,077	483,203,912

Industrials – 8.2%
Aerospace & Defense – 0.6%
Airbus SE	121,307	—	121,307	7,822,098	—	7,822,098
BAE Systems PLC	1,515,550	—	1,515,550	9,737,440	—	9,737,440
MTU Aero Engines AG	38,010	—	38,010	5,496,121	—	5,496,121
Saab AB - Class B	112,708	—	112,708	2,141,410	—	2,141,410

				25,197,069	—	25,197,069

Air Freight & Logistics – 0.3%
Kuehne & Nagel International AG	19,060	—	19,060	2,596,365	—	2,596,365
SG Holdings Co., Ltd.	351,700	—	351,700	8,376,950	—	8,376,950

				10,973,315	—	10,973,315

Airlines – 0.1%
Wizz Air Holdings PLC(a) (b)	104,150	—	104,150	2,931,450	—	2,931,450

Building Products – 1.0%
Assa Abloy AB - Class B	129,093	1,908,870	2,037,963	2,409,998	35,636,118	38,046,116
Kingspan Group PLC	100,970	—	100,970	5,444,756	—	5,444,756

				7,854,754	35,636,118	43,490,872

Commercial Services & Supplies – 0.1%
Secom Co., Ltd.	42,500	—	42,500	3,515,098	—	3,515,098

Electrical Equipment – 0.3%
Nidec Corp.	61,600	—	61,600	3,174,525	—	3,174,525
Schneider Electric SE	72,920	—	72,920	6,163,406	—	6,163,406
Vestas Wind Systems A/S	63,770	—	63,770	5,188,685	—	5,188,685

				14,526,616	—	14,526,616

Industrial Conglomerates – 0.3%
NWS Holdings Ltd.	—	13,186,000	13,186,000	—	13,437,676	13,437,676

Machinery – 1.8%
Alstom SA	111,921	—	111,921	4,621,454	—	4,621,454
KION Group AG	55,759	—	55,759	2,399,749	—	2,399,749
Sany Heavy Industry Co., Ltd.	—	9,897,424	9,897,424	—	23,766,421	23,766,421
SMC Corp./Japan	13,100	—	13,100	5,492,091	—	5,492,091
Weichai Power Co., Ltd. - Class A	—	9,231,950	9,231,950	—	15,326,581	15,326,581
Weichai Power Co., Ltd. - Class H	1,235,000	4,660,000	5,895,000	1,967,222	7,422,878	9,390,100
Xylem, Inc./NY	46,560	—	46,560	3,032,453	—	3,032,453
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class H		23,467,400	23,467,400	—	16,881,081	16,881,081

				17,512,969	63,396,961	80,909,930

Professional Services – 2.5%
Experian PLC	132,620	—	132,620	3,685,686	—	3,685,686
Intertek Group PLC	29,520	—	29,520	1,724,708	—	1,724,708
Intertrust NV(b)	97,336	—	97,336	1,225,227	—	1,225,227
Meitec Corp.	71,900	—	71,900	2,851,314	—	2,851,314
Recruit Holdings Co., Ltd.	310,900	994,500	1,305,400	8,030,942	25,689,198	33,720,140
RELX PLC	—	1,415,950	1,415,950	—	30,272,609	30,272,609
RELX PLC (London)	387,290	—	387,290	8,265,708	—	8,265,708
UT Group Co., Ltd.(a)	210,200	—	210,200	2,137,331	—	2,137,331
Wolters Kluwer NV	96,430	283,560	379,990	6,825,709	20,071,535	26,897,244

				34,746,625	76,033,342	110,779,967

Road & Rail – 0.7%
Aurizon Holdings Ltd.		12,155,190	12,155,190	—	31,501,047	31,501,047

	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
Trading Companies & Distributors – 0.5%
AerCap Holdings NV(a)	260,910	661,120	922,030	5,946,139	15,066,925	21,013,064
Ashtead Group PLC	141,529	—	141,529	3,059,002	—	3,059,002

				9,005,141	15,066,925	24,072,066

				126,263,037	235,072,069	361,335,106

Consumer Discretionary – 8.5%
Auto Components – 0.3%
Aptiv PLC	77,410	—	77,410	3,811,668	—	3,811,668
Faurecia SE	224,170	—	224,170	6,564,057	—	6,564,057
NGK Spark Plug Co., Ltd.	358,200	—	358,200	5,021,019	—	5,021,019

				15,396,744		15,396,744

Automobiles – 1.0%
Peugeot SA	599,368	2,422,226	3,021,594	7,803,335	31,535,619	39,338,954
Subaru Corp.	281,200	—	281,200	5,375,160	—	5,375,160

				13,178,495	31,535,619	44,714,114

Diversified Consumer Services – 1.4%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	—	433,770	433,770	—	46,951,265	46,951,265
YDUQS Part	—	3,707,400	3,707,400	—	15,818,221	15,818,221

					62,769,486	62,769,486

Hotels, Restaurants & Leisure – 1.5%
Aristocrat Leisure Ltd.	290,430	—	290,430	3,763,285	—	3,763,285
Compass Group PLC	383,469	1,662,680	2,046,149	5,974,486	25,904,726	31,879,212
GVC Holdings PLC	1,041,170	—	1,041,170	7,211,902	—	7,211,902
OPAP SA	—	2,593,340	2,593,340	—	19,538,923	19,538,923
Sushiro Global Holdings Ltd.	187,600	—	187,600	2,750,194	—	2,750,194
Yum China Holdings, Inc.	58,100	—	58,100	2,476,803	—	2,476,803

				22,176,670	45,443,649	67,620,319

Internet & Direct Marketing Retail – 2.3%
Alibaba Group Holding Ltd.(a)	221,500	—	221,500	5,367,169	—	5,367,169
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	21,945	459,720	481,665	4,267,864	89,406,346	93,674,210
Moneysupermarket.com Group PLC	723,250	—	723,250	2,687,646	—	2,687,646

				12,322,679	89,406,346	101,729,025

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	78,900	—	78,900	3,826,904	—	3,826,904

Multiline Retail – 0.1%
B&M European Value Retail SA	1,007,587	—	1,007,587	3,421,983	—	3,421,983

Specialty Retail – 0.1%
Hikari Tsushin, Inc.	11,900	—	11,900	1,991,261	—	1,991,261

Textiles, Apparel & Luxury Goods – 1.7%
adidas AG	16,280	173,650	189,930	3,614,604	38,555,034	42,169,638
LVMH Moet Hennessy Louis Vuitton SE	8,568	—	8,568	3,142,323	—	3,142,323
NIKE, Inc. - Class B	37,260	—	37,260	3,082,893	—	3,082,893
Moncler SpA	—	485,680	485,680	—	17,648,967	17,648,967
Pandora A/S	131,280	—	131,280	4,218,174	—	4,218,174
Puma SE	41,960	—	41,960	2,465,362	—	2,465,362
Shenzhou International Group Holdings Ltd.	379,000	—	379,000	3,975,733	—	3,975,733

				20,499,089	56,204,001	76,703,090

				92,813,825	285,359,101	378,172,926

Communication Services – 6.3%
Diversified Telecommunication Services – 3.1%
Cellnex Telecom SA(b)	190,289	—	190,289	8,631,973	—	8,631,973
China Unicom Hong Kong Ltd.	—	44,232,000	44,232,000	—	25,798,323	25,798,323
HKT Trust & HKT Ltd. - Class SS	2,745,000	—	2,745,000	3,733,330	—	3,733,330
Nippon Telegraph & Telephone Corp.	518,700	3,337,200	3,855,900	12,405,549	79,814,532	92,220,081
Orange SA	481,900	—	481,900	5,834,582	—	5,834,582
TELUS Corp.	98,680	—	98,680	1,560,172	—	1,560,172

				32,165,606	105,612,855	137,778,461

Entertainment – 0.3%
Daiichikosho Co., Ltd.	46,700	—	46,700	1,249,791	—	1,249,791
Nintendo Co., Ltd.	26,700	—	26,700	10,377,048	—	10,377,048

				11,626,839	—	11,626,839

Interactive Media & Services – 1.5%
Auto Trader Group PLC	782,270	6,138,970	6,921,240	4,227,224	33,173,717	37,400,941
Kakaku.com, Inc.	147,100	898,700	1,045,800	2,690,376	16,436,713	19,127,089
Tencent Holdings Ltd.	187,300	—	187,300	9,257,788	—	9,257,788

				16,175,388	49,610,430	65,785,818

Media – 0.1%
Cogeco Communications, Inc.	35,510	—	35,510	2,408,967	—	2,408,967
Informa PLC	273,860	—	273,860	1,491,636	—	1,491,636

				3,900,603	—	3,900,603

Wireless Telecommunication Services – 1.3%
KDDI Corp.		2,015,400	2,015,400	—	59,532,062	59,532,062

				63,868,436	214,755,347	278,623,783

	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
Materials – 6.1%
Chemicals – 1.8%
Air Water, Inc.	328,800	—	328,800	4,502,861	—	4,502,861
Chr Hansen Holding A/S	95,340	—	95,340	7,035,398	—	7,035,398
Covestro AG(b)	175,380	—	175,380	5,322,457	—	5,322,457
Evonik Industries AG	247,910	—	247,910	5,177,158	—	5,177,158
Koninklijke DSM NV	45,502	—	45,502	5,118,463	—	5,118,463
Kumho Petrochemical Co., Ltd.	—	339,190	339,190	—	17,906,256	17,906,256
Sika AG	25,161	—	25,161	4,131,757	—	4,131,757
Tosoh Corp.	570,000	2,302,000	2,872,000	6,441,624	26,015,120	32,456,744

				37,729,718	43,921,376	81,651,094

Construction Materials – 2.6%
Anhui Conch Cement Co., Ltd. - Class H	—	4,876,000	4,876,000	—	33,496,240	33,496,240
China Resources Cement Holdings Ltd.	—	30,848,000	30,848,000	—	36,240,996	36,240,996
Huaxin Cement Co., Ltd.	—	7,388,369	7,388,369	—	23,831,659	23,831,659
Taiwan Cement Corp.	—	16,308,000	16,308,000	—	21,179,421	21,179,421

					114,748,316	114,748,316

Metals & Mining – 1.7%
Agnico Eagle Mines Ltd.	106,490	—	106,490	4,251,125	—	4,251,125
BlueScope Steel Ltd.	825,648	—	825,648	4,322,696	—	4,322,696
Evolution Mining Ltd.	—	13,969,390	13,969,390	—	32,648,377	32,648,377
First Quantum Minerals Ltd.	439,660	—	439,660	2,246,255	—	2,246,255
Newcrest Mining Ltd.	—	1,097,910	1,097,910	—	15,077,292	15,077,292
Northern Star Resources Ltd.	707,270	—	707,270	4,581,686	—	4,581,686
POSCO	—	82,290	82,290	—	10,828,359	10,828,359
Yamato Kogyo Co., Ltd.	4,900	—	4,900	83,925	—	83,925

				15,485,687	58,554,028	74,039,715

				53,215,405	217,223,720	270,439,125

Utilities – 7.0%
Electric Utilities – 5.6%
Centrais Eletricas Brasileiras SA	—	2,777,500	2,777,500	—	12,754,018	12,754,018
Cia de Transmissao de Energia Eletrica Paulista (Preference Shares)	—	6,179,400	6,179,400	—	22,559,846	22,559,846
Contact Energy Ltd.	—	3,936,870	3,936,870	—	13,399,022	13,399,022
EDP - Energias de Portugal SA	3,797,665	20,470,410	24,268,075	15,279,446	82,360,223	97,639,669
Enel SpA	2,168,260	12,617,970	14,786,230	14,956,312	87,036,746	101,993,058

				30,235,758	218,109,855	248,345,613

Gas Utilities – 0.1%
Tokyo Gas Co., Ltd.	171,800	—	171,800	4,048,165	—	4,048,165

Independent Power and Renewable Electricity Producers – 0.8%
China Yangtze Power Co., Ltd. - Class A	—	15,567,218	15,567,218	—	37,857,509	37,857,509

Multi-Utilities – 0.4%
RWE AG	—	653,510	653,510	—	17,090,329	17,090,329

Water Utilities – 0.1%
Beijing Enterprises Water Group Ltd.(a)	6,508,000	—	6,508,000	2,523,075	—	2,523,075

				36,806,998	273,057,693	309,864,691

Energy – 3.6%
Oil, Gas & Consumable Fuels – 3.6%
Beach Energy Ltd.	—	21,565,791	21,565,791	—	15,029,033	15,029,033
JXTG Holdings, Inc.	2,166,900	7,116,800	9,283,700	7,383,464	24,249,684	31,633,148
LUKOIL PJSC (Sponsored ADR)	—	632,340	632,340	—	37,409,234	37,409,234
Neste Oyj	152,220	—	152,220	5,060,939	—	5,060,939
Repsol SA	859,356	3,299,005	4,158,361	7,666,529	29,431,244	37,097,773
Royal Dutch Shell PLC - Class A	64,266	—	64,266	1,116,537	—	1,116,537
Royal Dutch Shell PLC - Class B	248,240	800,350	1,048,590	4,163,993	13,425,119	17,589,112
Royal Dutch Shell PLC (Euronext Amsterdam) - Class A	676,850	—	676,850	11,737,209	—	11,737,209

				37,128,671	119,544,314	156,672,985

Real Estate – 1.3%
Equity Real Estate Investment Trusts (REITs) – 0.7%
Merlin Properties Socimi SA	319,420	—	319,420	2,410,546	—	2,410,546
Nippon Building Fund, Inc.	730	2,861	3,591	4,910,672	19,245,799	24,156,471
Nippon Prologis REIT, Inc.	1,802	—	1,802	4,533,995	—	4,533,995

				11,855,213	19,245,799	31,101,012

Real Estate Management & Development – 0.6%
Aroundtown SA	1,241,180	—	1,241,180	6,212,666	—	6,212,666
UOL Group Ltd.	—	3,829,700	3,829,700	—	17,570,392	17,570,392
Vonovia SE	80,730	—	80,730	4,015,792	—	4,015,792

				10,228,458	17,570,392	27,798,850

				22,083,671	36,816,191	58,899,862

	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
Total Common Stocks (cost $7,425,048,212)				1,021,829,590	3,271,886,987	4,293,716,577

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.53%(f) (g) (h)	37,770,312	63,089,198	100,859,510	37,770,312	63,089,198	100,859,510

(cost $200,747,741)
Total Investments – 99.3% (cost $7,625,795,953)				$1,059,599,902	$3,334,976,185	$4,394,576,087

Other assets less liabilities – 0.7%				10,551,931	18,634,627	29,186,558

Net Assets – 100.0%				$1,070,151,833	$3,353,610,812	$4,423,762,645

FORWARD CURRENCY EXCHANGE CONTRACTS

SCB International Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	9,041	AUD	14,260	6/15/2020	$(268,069)
Bank of America, NA	USD	92,034	JPY	10,036,862	6/15/2020	1,605,914
Barclays Bank PLC	INR	1,858,772	USD	25,826	4/23/2020	1,420,630
Barclays Bank PLC	USD	9,581	INR	718,860	4/23/2020	(142,752)
Barclays Bank PLC	IDR	49,361,389	USD	2,913	5/5/2020	(103,160)
Barclays Bank PLC	USD	2,353	KRW	2,876,798	5/14/2020	10,395
Barclays Bank PLC	USD	2,575	KRW	3,098,764	5/14/2020	(29,228)
Barclays Bank PLC	RUB	247,251	USD	3,264	5/20/2020	118,668
Barclays Bank PLC	TWD	354,673	USD	11,917	5/21/2020	99,744
Barclays Bank PLC	TWD	100,849	USD	3,358	5/21/2020	(1,879)
Barclays Bank PLC	USD	1,886	TWD	56,569	5/21/2020	(830)
Barclays Bank PLC	CHF	4,165	USD	4,401	6/15/2020	57,996
Barclays Bank PLC	GBP	17,225	USD	21,911	6/15/2020	488,125
Barclays Bank PLC	GBP	3,411	USD	4,238	6/15/2020	(4,254)
Barclays Bank PLC	ILS	75,496	USD	22,138	6/15/2020	743,955
Barclays Bank PLC	USD	5,026	CHF	4,642	6/15/2020	(185,977)
Barclays Bank PLC	USD	2,445	CNY	17,359	6/15/2020	774
Barclays Bank PLC	USD	3,008	EUR	2,690	6/15/2020	(32,491)
Barclays Bank PLC	USD	4,432	GBP	3,610	6/15/2020	57,959
Barclays Bank PLC	USD	21,756	JPY	2,380,327	6/15/2020	451,044
Barclays Bank PLC	USD	11,728	SEK	114,389	6/15/2020	(145,919)
BNP Paribas SA	USD	1,318	TWD	39,211	5/21/2020	(11,116)
BNP Paribas SA	GBP	4,385	USD	5,198	6/15/2020	(255,646)
BNP Paribas SA	USD	3,092	ILS	10,895	6/15/2020	(4,302)
Citibank, NA	BRL	38,683	USD	8,815	4/2/2020	1,370,208
Citibank, NA	BRL	14,185	USD	2,729	4/2/2020	(1,365)
Citibank, NA	USD	7,441	BRL	38,683	4/2/2020	3,723
Citibank, NA	USD	2,989	BRL	14,185	4/2/2020	(258,901)
Citibank, NA	USD	2,878	BRL	14,854	5/5/2020	(25,267)
Citibank, NA	USD	1,891	KRW	2,367,279	5/14/2020	53,706
Citibank, NA	USD	3,402	RUB	247,251	5/20/2020	(256,541)
Citibank, NA	AUD	6,383	USD	3,758	6/15/2020	(169,305)
Citibank, NA	CAD	2,692	USD	2,032	6/15/2020	117,456
Citibank, NA	EUR	14,883	USD	16,827	6/15/2020	365,987
Citibank, NA	EUR	35,306	USD	38,467	6/15/2020	(582,282)
Citibank, NA	GBP	5,975	USD	7,840	6/15/2020	408,692
Citibank, NA	HKD	196,976	USD	25,283	6/15/2020	(117,606)
Citibank, NA	JPY	3,615,123	USD	34,412	6/15/2020	683,987
Citibank, NA	NOK	103,559	USD	10,622	6/15/2020	658,123
Citibank, NA	USD	7,262	CHF	6,836	6/15/2020	(134,316)
Citibank, NA	USD	30,739	EUR	27,145	6/15/2020	(715,928)
Citibank, NA	USD	5,864	GBP	4,579	6/15/2020	(169,310)
Citibank, NA	USD	12,380	JPY	1,351,584	6/15/2020	230,067
Citibank, NA	USD	21,147	JPY	2,250,691	6/15/2020	(149,052)
Credit Suisse International	CHF	5,114	USD	5,220	6/15/2020	(112,115)
Credit Suisse International	EUR	23,600	USD	25,645	6/15/2020	(456,919)
Credit Suisse International	SEK	43,094	USD	4,424	6/15/2020	60,588
Credit Suisse International	USD	5,030	AUD	8,641	6/15/2020	285,954
Credit Suisse International	USD	10,348	CHF	9,928	6/15/2020	3,564
Credit Suisse International	USD	23,442	EUR	21,626	6/15/2020	476,446
Credit Suisse International	USD	1,931	ILS	7,060	6/15/2020	70,042
Credit Suisse International	USD	5,763	NOK	60,925	6/15/2020	98,970
Credit Suisse International	USD	3,923	SEK	37,884	6/15/2020	(87,187)
Deutsche Bank AG	USD	5,103	CHF	4,994	6/15/2020	103,605
Goldman Sachs Bank USA	AUD	9,012	USD	5,651	6/15/2020	106,348
Goldman Sachs Bank USA	JPY	672,060	USD	6,104	6/15/2020	(165,978)
Goldman Sachs Bank USA	USD	4,995	CAD	6,877	6/15/2020	(104,991)
Goldman Sachs Bank USA	USD	10,735	JPY	1,181,087	6/15/2020	283,833
Goldman Sachs Bank USA	USD	10,360	JPY	1,086,104	6/15/2020	(227,158)
Goldman Sachs Bank USA	USD	3,086	MXN	69,830	6/15/2020	(174,866)
HSBC Bank USA	BRL	9,644	USD	1,855	4/2/2020	(928)
HSBC Bank USA	USD	1,870	BRL	9,644	4/2/2020	(14,253)
HSBC Bank USA	CNY	300,611	USD	42,762	6/15/2020	401,762
HSBC Bank USA	GBP	3,514	USD	4,131	6/15/2020	(239,849)
HSBC Bank USA	JPY	1,313,942	USD	12,122	6/15/2020	(136,541)
HSBC Bank USA	USD	1,893	CAD	2,735	6/15/2020	52,082
HSBC Bank USA	USD	8,648	CNY	60,278	6/15/2020	(154,385)
HSBC Bank USA	USD	2,469	NZD	3,905	6/15/2020	(140,729)
HSBC Bank USA	USD	3,864	SGD	5,400	6/15/2020	(60,155)
JPMorgan Chase Bank, NA	CAD	41,317	USD	31,103	6/15/2020	1,722,714
JPMorgan Chase Bank, NA	USD	4,303	GBP	3,325	6/15/2020	(167,503)
JPMorgan Chase Bank, NA	USD	5,225	HKD	40,580	6/15/2020	7,953

FORWARD CURRENCY EXCHANGE CONTRACTS

SCB International Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,857	4/2/2020	(1,430)
Morgan Stanley Capital Services, Inc.	USD	2,969	BRL	14,854	4/2/2020	(110,336)
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,964	5/5/2020	111,493
Morgan Stanley Capital Services, Inc.	USD	3,559	IDR	49,361,389	5/5/2020	(542,665)
Morgan Stanley Capital Services, Inc.	KRW	25,666,912	USD	21,658	5/14/2020	574,988
Morgan Stanley Capital Services, Inc.	KRW	2,556,620	USD	2,084	5/14/2020	(16,395)
Morgan Stanley Capital Services, Inc.	USD	2,898	TWD	86,233	5/21/2020	(24,611)
Morgan Stanley Capital Services, Inc.	GBP	3,578	USD	4,166	6/15/2020	(283,744)
Morgan Stanley Capital Services, Inc.	JPY	555,706	USD	5,013	6/15/2020	(171,911)
Morgan Stanley Capital Services, Inc.	MXN	69,830	USD	3,010	6/15/2020	98,318
Morgan Stanley Capital Services, Inc.	USD	3,191	AUD	4,903	6/15/2020	(174,584)
Morgan Stanley Capital Services, Inc.	USD	3,633	CHF	3,436	6/15/2020	(50,145)
Morgan Stanley Capital Services, Inc.	USD	29,930	EUR	26,724	6/15/2020	(372,676)
Morgan Stanley Capital Services, Inc.	USD	7,220	JPY	774,159	6/15/2020	2,176
Natwest Markets PLC	EUR	12,378	USD	13,999	6/15/2020	308,143
Natwest Markets PLC	JPY	1,182,120	USD	11,285	6/15/2020	256,540
Natwest Markets PLC	USD	2,096	CAD	2,968	6/15/2020	14,173
Standard Chartered Bank	USD	6,664	INR	501,135	4/23/2020	(83,808)
Standard Chartered Bank	USD	13,446	EUR	12,189	6/15/2020	35,744
State Street Bank & Trust Co.	KRW	4,327,673	USD	3,667	5/14/2020	112,016
State Street Bank & Trust Co.	EUR	16,544	USD	18,406	6/15/2020	108,125
State Street Bank & Trust Co.	USD	34,154	AUD	51,710	6/15/2020	(2,340,689)
State Street Bank & Trust Co.	USD	2,999	CNY	21,044	6/15/2020	(33,761)
State Street Bank & Trust Co.	USD	40,941	GBP	31,449	6/15/2020	(1,827,338)
State Street Bank & Trust Co.	USD	10,014	HKD	77,782	6/15/2020	16,041
State Street Bank & Trust Co.	USD	3,198	ILS	11,096	6/15/2020	(53,778)
UBS AG	CHF	3,546	USD	3,729	6/15/2020	32,149

						$2,193,996

Bernstein International Strategic Equities Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	AUD	26,255	USD	16,977	4/17/2020	$826,392
Bank of America, NA	CAD	12,654	USD	8,986	4/17/2020	(7,793)
Bank of America, NA	CHF	6,180	USD	6,297	4/17/2020	(128,406)
Bank of America, NA	EUR	198,157	USD	223,566	4/17/2020	4,902,809
Bank of America, NA	EUR	19,332	USD	21,229	4/17/2020	(103,204)
Bank of America, NA	ILS	278,299	USD	76,774	4/17/2020	(1,841,837)
Bank of America, NA	SGD	15,989	USD	11,111	4/17/2020	(141,024)
Bank of America, NA	USD	161,857	CAD	222,693	4/17/2020	(3,585,593)
Bank of America, NA	USD	4,243	CHF	4,184	4/17/2020	106,818
Bank of America, NA	USD	11,578	EUR	10,679	4/17/2020	206,307
Bank of America, NA	USD	18,607	JPY	2,027,267	4/17/2020	258,354
Bank of America, NA	USD	2,432	JPY	260,862	4/17/2020	(4,691)
Bank of America, NA	USD	29,861	THB	938,640	4/17/2020	(1,258,799)
Bank of America, NA	INR	1,615,186	USD	21,173	4/23/2020	(33,969)
Bank of America, NA	KRW	16,408,585	USD	13,477	5/14/2020	(878)
Bank of America, NA	USD	7,730	KRW	9,465,252	5/14/2020	44,949
Bank of America, NA	USD	5,506	KRW	6,690,313	5/14/2020	(10,043)
Bank of America, NA	RUB	3,830,742	USD	52,933	5/20/2020	4,200,450
Bank of America, NA	TWD	812,469	USD	27,275	5/21/2020	205,081
Barclays Bank PLC	CHF	60,857	USD	64,950	4/17/2020	1,676,813
Barclays Bank PLC	SEK	65,818	USD	6,782	4/17/2020	126,683
Barclays Bank PLC	USD	8,785	CHF	8,277	4/17/2020	(179,484)
Barclays Bank PLC	KRW	14,062,643	USD	11,867	5/14/2020	316,031
Barclays Bank PLC	USD	5,391	TWD	162,754	5/21/2020	31,756
Barclays Bank PLC	USD	23,722	MYR	98,115	8/13/2020	(1,016,900)
Citibank, NA	BRL	319,666	USD	72,404	4/2/2020	10,883,498
Citibank, NA	BRL	173,757	USD	33,423	4/2/2020	(16,724)
Citibank, NA	USD	66,544	BRL	345,946	4/2/2020	33,589
Citibank, NA	USD	30,437	BRL	147,477	4/2/2020	(2,054,256)
Citibank, NA	AUD	16,074	USD	9,182	4/17/2020	(705,624)
Citibank, NA	THB	285,267	USD	8,957	4/17/2020	264,542
Citibank, NA	TRY	155,497	USD	24,747	4/17/2020	1,344,303
Citibank, NA	USD	18,941	CHF	18,392	4/17/2020	181,208
Citibank, NA	USD	4,997	CNY	35,496	4/17/2020	14,674
Citibank, NA	USD	59,107	EUR	52,755	4/17/2020	(892,848)
Citibank, NA	USD	202,237	GBP	156,268	4/17/2020	(8,080,877)
Citibank, NA	USD	22,688	MXN	501,425	4/17/2020	(1,595,935)
Citibank, NA	USD	78,430	INR	5,634,015	4/23/2020	(4,456,913)
Citibank, NA	USD	5,744	KRW	6,855,974	5/14/2020	(112,389)
Credit Suisse International	AUD	19,051	USD	11,780	4/17/2020	60,758
Credit Suisse International	CAD	44,091	USD	31,878	4/17/2020	541,794
Credit Suisse International	CNY	146,157	USD	20,825	4/17/2020	188,853
Credit Suisse International	USD	17,948	CAD	25,135	4/17/2020	(83,930)
Credit Suisse International	USD	15,758	SGD	22,161	4/17/2020	(162,930)
Credit Suisse International	USD	3,598	TRY	23,674	4/17/2020	(35,125)
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	28,066	4/2/2020	(14,044)
Morgan Stanley Capital Services, Inc.	USD	29,164	BRL	145,909	4/2/2020	(1,083,818)
Morgan Stanley Capital Services, Inc.	AUD	38,763	USD	24,770	4/17/2020	925,252
Morgan Stanley Capital Services, Inc.	AUD	27,196	USD	16,307	4/17/2020	(422,614)
Morgan Stanley Capital Services, Inc.	CHF	6,260	USD	6,686	4/17/2020	177,747
Morgan Stanley Capital Services, Inc.	CNY	56,267	USD	8,013	4/17/2020	68,456
Morgan Stanley Capital Services, Inc.	CNY	383,040	USD	53,827	4/17/2020	(256,503)
Morgan Stanley Capital Services, Inc.	EUR	4,647	USD	5,270	4/17/2020	142,179
Morgan Stanley Capital Services, Inc.	GBP	14,657	USD	18,498	4/17/2020	287,255
Morgan Stanley Capital Services, Inc.	SGD	39,020	USD	27,863	4/17/2020	404,270
Morgan Stanley Capital Services, Inc.	USD	5,080	EUR	4,716	4/17/2020	124,362
Morgan Stanley Capital Services, Inc.	USD	27,833	JPY	3,075,440	4/17/2020	786,293
Morgan Stanley Capital Services, Inc.	USD	71,925	JPY	7,649,893	4/17/2020	(736,252)
Morgan Stanley Capital Services, Inc.	USD	10,907	PLN	42,204	4/17/2020	(705,334)
Morgan Stanley Capital Services, Inc.	USD	42,173	ZAR	694,145	4/17/2020	(3,451,026)
Morgan Stanley Capital Services, Inc.	INR	626,363	USD	8,373	4/23/2020	148,748
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	29,116	5/5/2020	1,095,184
Morgan Stanley Capital Services, Inc.	IDR	88,098,945	USD	5,676	5/5/2020	293,250
Morgan Stanley Capital Services, Inc.	USD	22,873	IDR	317,241,975	5/5/2020	(3,487,666)
Morgan Stanley Capital Services, Inc.	KRW	62,708,693	USD	52,914	5/14/2020	1,404,794
Morgan Stanley Capital Services, Inc.	KRW	10,224,397	USD	8,109	5/14/2020	(288,957)
Morgan Stanley Capital Services, Inc.	USD	10,641	KRW	13,191,804	5/14/2020	194,432
Morgan Stanley Capital Services, Inc.	USD	4,565	RUB	366,334	5/20/2020	95,361
Morgan Stanley Capital Services, Inc.	USD	19,205	RUB	1,419,215	5/20/2020	(1,150,175)
Societe Generale	CNY	98,290	USD	13,858	4/17/2020	(20,148)
Societe Generale	EUR	6,531	USD	6,987	4/17/2020	(219,859)
Societe Generale	GBP	8,707	USD	10,320	4/17/2020	(498,069)
Societe Generale	USD	23,901	CNY	166,907	4/17/2020	(334,827)

Bernstein International Strategic Equities Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Societe Generale	USD	9,014	GBP	7,434	4/17/2020	222,712
State Street Bank & Trust Co.	CHF	5,581	USD	5,755	4/17/2020	(47,622)
State Street Bank & Trust Co.	NZD	13,432	USD	8,403	4/17/2020	388,950
State Street Bank & Trust Co.	USD	6,005	AUD	10,387	4/17/2020	384,410
State Street Bank & Trust Co.	INR	478,613	USD	6,444	4/23/2020	159,526
State Street Bank & Trust Co.	MYR	25,041	USD	5,735	8/13/2020	(59,264)
UBS AG	CAD	19,215	USD	13,747	4/17/2020	90,370
UBS AG	CAD	15,343	USD	10,599	4/17/2020	(305,396)
UBS AG	GBP	20,281	USD	24,357	4/17/2020	(841,124)
UBS AG	ILS	19,408	USD	5,071	4/17/2020	(411,206)
UBS AG	USD	9,516	AUD	15,638	4/17/2020	103,206
UBS AG	USD	16,781	CAD	23,319	4/17/2020	(208,119)
UBS AG	USD	12,665	EUR	11,734	4/17/2020	282,817
UBS AG	USD	12,514	EUR	11,173	4/17/2020	(184,506)
UBS AG	USD	1,200	GBP	1,034	4/17/2020	84,996
UBS AG	USD	7,632	ILS	28,278	4/17/2020	356,118
UBS AG	USD	4,216	JPY	458,421	4/17/2020	50,470
UBS AG	ZAR	122,467	USD	7,347	4/17/2020	515,021

						$(6,034,860)

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	AUD	26,255	USD	16,977	4/17/2020	$826,392
Bank of America, NA	CAD	12,654	USD	8,986	4/17/2020	(7,793)
Bank of America, NA	CHF	6,180	USD	6,297	4/17/2020	(128,406)
Bank of America, NA	EUR	19,332	USD	21,229	4/17/2020	(103,204)
Bank of America, NA	EUR	198,157	USD	223,566	4/17/2020	4,902,809
Bank of America, NA	ILS	278,299	USD	76,774	4/17/2020	(1,841,837)
Bank of America, NA	SGD	15,989	USD	11,111	4/17/2020	(141,024)
Bank of America, NA	USD	161,857	CAD	222,693	4/17/2020	(3,585,593)
Bank of America, NA	USD	4,243	CHF	4,184	4/17/2020	106,818
Bank of America, NA	USD	11,578	EUR	10,679	4/17/2020	206,307
Bank of America, NA	USD	2,432	JPY	260,862	4/17/2020	(4,691)
Bank of America, NA	USD	18,607	JPY	2,027,267	4/17/2020	258,354
Bank of America, NA	USD	29,861	THB	938,640	4/17/2020	(1,258,799)
Bank of America, NA	INR	1,615,186	USD	21,173	4/23/2020	(33,969)
Bank of America, NA	KRW	16,408,585	USD	13,477	5/14/2020	(878)
Bank of America, NA	USD	5,506	KRW	6,690,313	5/14/2020	(10,043)
Bank of America, NA	USD	7,730	KRW	9,465,252	5/14/2020	44,949
Bank of America, NA	RUB	3,830,742	USD	52,933	5/20/2020	4,200,450
Bank of America, NA	TWD	812,469	USD	27,275	5/21/2020	205,081
Bank of America, NA	USD	9,041	AUD	14,260	6/15/2020	(268,069)
Bank of America, NA	USD	92,034	JPY	10,036,862	6/15/2020	1,605,914
Barclays Bank PLC	CHF	60,857	USD	64,950	4/17/2020	1,676,813
Barclays Bank PLC	SEK	65,818	USD	6,782	4/17/2020	126,683
Barclays Bank PLC	USD	8,785	CHF	8,277	4/17/2020	(179,484)
Barclays Bank PLC	INR	1,858,772	USD	25,826	4/23/2020	1,420,630
Barclays Bank PLC	USD	9,581	INR	718,860	4/23/2020	(142,752)
Barclays Bank PLC	IDR	49,361,389	USD	2,913	5/5/2020	(103,160)
Barclays Bank PLC	KRW	14,062,643	USD	11,867	5/14/2020	316,031
Barclays Bank PLC	USD	2,575	KRW	3,098,764	5/14/2020	(29,228)
Barclays Bank PLC	USD	2,353	KRW	2,876,798	5/14/2020	10,395
Barclays Bank PLC	RUB	247,251	USD	3,264	5/20/2020	118,668
Barclays Bank PLC	TWD	100,849	USD	3,358	5/21/2020	(1,879)
Barclays Bank PLC	TWD	354,673	USD	11,917	5/21/2020	99,744
Barclays Bank PLC	USD	1,886	TWD	56,569	5/21/2020	(830)
Barclays Bank PLC	USD	5,391	TWD	162,754	5/21/2020	31,756
Barclays Bank PLC	CHF	4,165	USD	4,401	6/15/2020	57,996
Barclays Bank PLC	GBP	3,411	USD	4,238	6/15/2020	(4,254)
Barclays Bank PLC	GBP	17,225	USD	21,911	6/15/2020	488,125
Barclays Bank PLC	ILS	75,496	USD	22,138	6/15/2020	743,955
Barclays Bank PLC	USD	5,026	CHF	4,642	6/15/2020	(185,977)
Barclays Bank PLC	USD	2,445	CNY	17,359	6/15/2020	774
Barclays Bank PLC	USD	3,008	EUR	2,690	6/15/2020	(32,491)
Barclays Bank PLC	USD	4,432	GBP	3,610	6/15/2020	57,959
Barclays Bank PLC	USD	21,756	JPY	2,380,327	6/15/2020	451,044
Barclays Bank PLC	USD	11,728	SEK	114,389	6/15/2020	(145,919)
Barclays Bank PLC	USD	23,722	MYR	98,115	8/13/2020	(1,016,900)
BNP Paribas SA	USD	1,318	TWD	39,211	5/21/2020	(11,116)
BNP Paribas SA	GBP	4,385	USD	5,198	6/15/2020	(255,646)
BNP Paribas SA	USD	3,092	ILS	10,895	6/15/2020	(4,302)
Citibank, NA	BRL	173,757	USD	33,423	4/2/2020	(16,724)
Citibank, NA	BRL	14,185	USD	2,729	4/2/2020	(1,365)
Citibank, NA	BRL	38,683	USD	8,815	4/2/2020	1,370,208
Citibank, NA	BRL	319,666	USD	72,404	4/2/2020	10,883,498
Citibank, NA	USD	30,437	BRL	147,477	4/2/2020	(2,054,256)
Citibank, NA	USD	2,989	BRL	14,185	4/2/2020	(258,901)
Citibank, NA	USD	7,441	BRL	38,683	4/2/2020	3,723
Citibank, NA	USD	66,544	BRL	345,946	4/2/2020	33,589
Citibank, NA	AUD	16,074	USD	9,182	4/17/2020	(705,624)
Citibank, NA	THB	285,267	USD	8,957	4/17/2020	264,542
Citibank, NA	TRY	155,497	USD	24,747	4/17/2020	1,344,303
Citibank, NA	USD	18,941	CHF	18,392	4/17/2020	181,208
Citibank, NA	USD	4,997	CNY	35,496	4/17/2020	14,674
Citibank, NA	USD	59,107	EUR	52,755	4/17/2020	(892,848)
Citibank, NA	USD	202,237	GBP	156,268	4/17/2020	(8,080,877)
Citibank, NA	USD	22,688	MXN	501,425	4/17/2020	(1,595,935)
Citibank, NA	USD	78,430	INR	5,634,015	4/23/2020	(4,456,913)
Citibank, NA	USD	2,878	BRL	14,854	5/5/2020	(25,267)
Citibank, NA	USD	5,744	KRW	6,855,974	5/14/2020	(112,389)
Citibank, NA	USD	1,891	KRW	2,367,279	5/14/2020	53,706
Citibank, NA	USD	3,402	RUB	247,251	5/20/2020	(256,541)
Citibank, NA	AUD	6,383	USD	3,758	6/15/2020	(169,305)
Citibank, NA	CAD	2,692	USD	2,032	6/15/2020	117,456
Citibank, NA	EUR	35,306	USD	38,467	6/15/2020	(582,282)

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	14,883	USD	16,827	6/15/2020	365,987
Citibank, NA	GBP	5,975	USD	7,840	6/15/2020	408,692
Citibank, NA	HKD	196,976	USD	25,283	6/15/2020	(117,606)
Citibank, NA	JPY	3,615,123	USD	34,412	6/15/2020	683,987
Citibank, NA	NOK	103,559	USD	10,622	6/15/2020	658,123
Citibank, NA	USD	7,262	CHF	6,836	6/15/2020	(134,316)
Citibank, NA	USD	30,739	EUR	27,145	6/15/2020	(715,928)
Citibank, NA	USD	5,864	GBP	4,579	6/15/2020	(169,310)
Citibank, NA	USD	21,147	JPY	2,250,691	6/15/2020	(149,052)
Citibank, NA	USD	12,380	JPY	1,351,584	6/15/2020	230,067
Credit Suisse International	AUD	19,051	USD	11,780	4/17/2020	60,758
Credit Suisse International	CAD	44,091	USD	31,878	4/17/2020	541,794
Credit Suisse International	CNY	146,157	USD	20,825	4/17/2020	188,853
Credit Suisse International	USD	17,948	CAD	25,135	4/17/2020	(83,930)
Credit Suisse International	USD	15,758	SGD	22,161	4/17/2020	(162,930)
Credit Suisse International	USD	3,598	TRY	23,674	4/17/2020	(35,125)
Credit Suisse International	CHF	5,114	USD	5,220	6/15/2020	(112,115)
Credit Suisse International	EUR	23,600	USD	25,645	6/15/2020	(456,919)
Credit Suisse International	SEK	43,094	USD	4,424	6/15/2020	60,588
Credit Suisse International	USD	5,030	AUD	8,641	6/15/2020	285,954
Credit Suisse International	USD	10,348	CHF	9,928	6/15/2020	3,564
Credit Suisse International	USD	23,442	EUR	21,626	6/15/2020	476,446
Credit Suisse International	USD	1,931	ILS	7,060	6/15/2020	70,042
Credit Suisse International	USD	5,763	NOK	60,925	6/15/2020	98,970
Credit Suisse International	USD	3,923	SEK	37,884	6/15/2020	(87,187)
Deutsche Bank AG	USD	5,103	CHF	4,994	6/15/2020	103,605
Goldman Sachs Bank USA	AUD	9,012	USD	5,651	6/15/2020	106,348
Goldman Sachs Bank USA	JPY	672,060	USD	6,104	6/15/2020	(165,978)
Goldman Sachs Bank USA	USD	4,995	CAD	6,877	6/15/2020	(104,991)
Goldman Sachs Bank USA	USD	10,360	JPY	1,086,104	6/15/2020	(227,158)
Goldman Sachs Bank USA	USD	10,735	JPY	1,181,087	6/15/2020	283,833
Goldman Sachs Bank USA	USD	3,086	MXN	69,830	6/15/2020	(174,866)
HSBC Bank USA	BRL	9,644	USD	1,855	4/2/2020	(928)
HSBC Bank USA	USD	1,870	BRL	9,644	4/2/2020	(14,253)
HSBC Bank USA	CNY	300,611	USD	42,762	6/15/2020	401,762
HSBC Bank USA	GBP	3,514	USD	4,131	6/15/2020	(239,849)
HSBC Bank USA	JPY	1,313,942	USD	12,122	6/15/2020	(136,541)
HSBC Bank USA	USD	1,893	CAD	2,735	6/15/2020	52,082
HSBC Bank USA	USD	8,648	CNY	60,278	6/15/2020	(154,385)
HSBC Bank USA	USD	2,469	NZD	3,905	6/15/2020	(140,729)
HSBC Bank USA	USD	3,864	SGD	5,400	6/15/2020	(60,155)
JPMorgan Chase Bank, NA	CAD	41,317	USD	31,103	6/15/2020	1,722,714
JPMorgan Chase Bank, NA	USD	4,303	GBP	3,325	6/15/2020	(167,503)
JPMorgan Chase Bank, NA	USD	5,225	HKD	40,580	6/15/2020	7,953
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	28,066	4/2/2020	(14,044)
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,857	4/2/2020	(1,430)
Morgan Stanley Capital Services, Inc.	USD	29,164	BRL	145,909	4/2/2020	(1,083,818)
Morgan Stanley Capital Services, Inc.	USD	2,969	BRL	14,854	4/2/2020	(110,336)
Morgan Stanley Capital Services, Inc.	AUD	27,196	USD	16,307	4/17/2020	(422,614)
Morgan Stanley Capital Services, Inc.	AUD	38,763	USD	24,770	4/17/2020	925,252
Morgan Stanley Capital Services, Inc.	CHF	6,260	USD	6,686	4/17/2020	177,747
Morgan Stanley Capital Services, Inc.	CNY	383,040	USD	53,827	4/17/2020	(256,503)
Morgan Stanley Capital Services, Inc.	CNY	56,267	USD	8,013	4/17/2020	68,456
Morgan Stanley Capital Services, Inc.	EUR	4,647	USD	5,270	4/17/2020	142,179
Morgan Stanley Capital Services, Inc.	GBP	14,657	USD	18,498	4/17/2020	287,255
Morgan Stanley Capital Services, Inc.	SGD	39,020	USD	27,863	4/17/2020	404,270
Morgan Stanley Capital Services, Inc.	USD	5,080	EUR	4,716	4/17/2020	124,362
Morgan Stanley Capital Services, Inc.	USD	71,925	JPY	7,649,893	4/17/2020	(736,252)
Morgan Stanley Capital Services, Inc.	USD	27,833	JPY	3,075,440	4/17/2020	786,293
Morgan Stanley Capital Services, Inc.	USD	10,907	PLN	42,204	4/17/2020	(705,334)
Morgan Stanley Capital Services, Inc.	USD	42,173	ZAR	694,145	4/17/2020	(3,451,026)
Morgan Stanley Capital Services, Inc.	INR	626,363	USD	8,373	4/23/2020	148,748
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,964	5/5/2020	111,493
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	29,116	5/5/2020	1,095,184
Morgan Stanley Capital Services, Inc.	IDR	88,098,945	USD	5,676	5/5/2020	293,250
Morgan Stanley Capital Services, Inc.	USD	22,873	IDR	317,241,975	5/5/2020	(3,487,666)
Morgan Stanley Capital Services, Inc.	USD	3,559	IDR	49,361,389	5/5/2020	(542,665)
Morgan Stanley Capital Services, Inc.	KRW	10,224,397	USD	8,109	5/14/2020	(288,957)
Morgan Stanley Capital Services, Inc.	KRW	2,556,620	USD	2,084	5/14/2020	(16,395)
Morgan Stanley Capital Services, Inc.	KRW	25,666,912	USD	21,658	5/14/2020	574,988
Morgan Stanley Capital Services, Inc.	KRW	62,708,693	USD	52,914	5/14/2020	1,404,794
Morgan Stanley Capital Services, Inc.	USD	10,641	KRW	13,191,804	5/14/2020	194,432
Morgan Stanley Capital Services, Inc.	USD	19,205	RUB	1,419,215	5/20/2020	(1,150,175)
Morgan Stanley Capital Services, Inc.	USD	4,565	RUB	366,334	5/20/2020	95,361
Morgan Stanley Capital Services, Inc.	USD	2,898	TWD	86,233	5/21/2020	(24,611)
Morgan Stanley Capital Services, Inc.	GBP	3,578	USD	4,166	6/15/2020	(283,744)

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	JPY	555,706	USD	5,013	6/15/2020	(171,911)
Morgan Stanley Capital Services, Inc.	MXN	69,830	USD	3,010	6/15/2020	98,318
Morgan Stanley Capital Services, Inc.	USD	3,191	AUD	4,903	6/15/2020	(174,584)
Morgan Stanley Capital Services, Inc.	USD	3,633	CHF	3,436	6/15/2020	(50,145)
Morgan Stanley Capital Services, Inc.	USD	29,930	EUR	26,724	6/15/2020	(372,676)
Morgan Stanley Capital Services, Inc.	USD	7,220	JPY	774,159	6/15/2020	2,176
Natwest Markets PLC	EUR	12,378	USD	13,999	6/15/2020	308,143
Natwest Markets PLC	JPY	1,182,120	USD	11,285	6/15/2020	256,540
Natwest Markets PLC	USD	2,096	CAD	2,968	6/15/2020	14,173
Societe Generale	CNY	98,290	USD	13,858	4/17/2020	(20,148)
Societe Generale	EUR	6,531	USD	6,987	4/17/2020	(219,859)
Societe Generale	GBP	8,707	USD	10,320	4/17/2020	(498,069)
Societe Generale	USD	23,901	CNY	166,907	4/17/2020	(334,827)
Societe Generale	USD	9,014	GBP	7,434	4/17/2020	222,712
Standard Chartered Bank	USD	6,664	INR	501,135	4/23/2020	(83,808)
Standard Chartered Bank	USD	13,446	EUR	12,189	6/15/2020	35,744
State Street Bank & Trust Co.	CHF	5,581	USD	5,755	4/17/2020	(47,622)
State Street Bank & Trust Co.	NZD	13,432	USD	8,403	4/17/2020	388,950
State Street Bank & Trust Co.	USD	6,005	AUD	10,387	4/17/2020	384,410
State Street Bank & Trust Co.	INR	478,613	USD	6,444	4/23/2020	159,526
State Street Bank & Trust Co.	KRW	4,327,673	USD	3,667	5/14/2020	112,016
State Street Bank & Trust Co.	EUR	16,544	USD	18,406	6/15/2020	108,125
State Street Bank & Trust Co.	USD	34,154	AUD	51,710	6/15/2020	(2,340,689)
State Street Bank & Trust Co.	USD	2,999	CNY	21,044	6/15/2020	(33,761)
State Street Bank & Trust Co.	USD	40,941	GBP	31,449	6/15/2020	(1,827,338)
State Street Bank & Trust Co.	USD	10,014	HKD	77,782	6/15/2020	16,041
State Street Bank & Trust Co.	USD	3,198	ILS	11,096	6/15/2020	(53,778)
State Street Bank & Trust Co.	MYR	25,041	USD	5,735	8/13/2020	(59,264)
UBS AG	CAD	15,343	USD	10,599	4/17/2020	(305,396)
UBS AG	CAD	19,215	USD	13,747	4/17/2020	90,370
UBS AG	GBP	20,281	USD	24,357	4/17/2020	(841,124)
UBS AG	ILS	19,408	USD	5,071	4/17/2020	(411,206)
UBS AG	USD	9,516	AUD	15,638	4/17/2020	103,206
UBS AG	USD	16,781	CAD	23,319	4/17/2020	(208,119)
UBS AG	USD	12,514	EUR	11,173	4/17/2020	(184,506)
UBS AG	USD	12,665	EUR	11,734	4/17/2020	282,817
UBS AG	USD	1,200	GBP	1,034	4/17/2020	84,996
UBS AG	USD	7,632	ILS	28,278	4/17/2020	356,118
UBS AG	USD	4,216	JPY	458,421	4/17/2020	50,470
UBS AG	ZAR	122,467	USD	7,347	4/17/2020	515,021
UBS AG	CHF	3,546	USD	3,729	6/15/2020	32,149

						$(3,840,864)

(a)	Non-income producing security.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $81,237,752 or 1.8% of net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.
(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CNY – Chinese Yuan Renminbi
EUR – Euro
GBP – Great British Pound
HKD – Hong Kong Dollar
IDR – Indonesian Rupiah
ILS – Israeli Shekel
INR – Indian Rupee
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thailand Baht

TRY – Turkish Lira
TWD – New Taiwan Dollar
USD – United States Dollar
ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt
GDR – Global Depositary Receipt
PJSC – Public Joint Stock Company
REIT – Real Estate Investment Trust

See notes to pro forma financial statements.

TAX-MANAGED INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES

PORTFOLIO PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
COMMON STOCKS – 96.5%
Information Technology – 17.1%
Electronic Equipment, Instruments & Components – 1.7%
Flex Ltd.(a)	566,620	—	566,620	$4,745,443	$—	$4,745,443
Halma PLC	521,940	—	521,940	12,258,314	—	12,258,314
Keyence Corp.	70,100	69,800	139,900	22,538,019	22,441,566	44,979,585
Murata Manufacturing Co., Ltd.	207,000	—	207,000	10,290,946	—	10,290,946
Simplo Technology Co., Ltd.	—	2,161,000	2,161,000	—	18,808,896	18,808,896
Zhen Ding Technology Holding Ltd.	2,652,000	—	2,652,000	8,104,739	—	8,104,739

				57,937,461	41,250,462	99,187,923

IT Services – 3.3%
Adyen NV(a) (b)	12,940	—	12,940	10,997,632	—	10,997,632
Amadeus IT Group SA - Class A	157,440	—	157,440	7,410,519	—	7,410,519
Atos SE	267,070	—	267,070	17,793,591	—	17,793,591
Capgemini SE	171,336	988,680	1,160,016	14,317,226	82,616,350	96,933,576
GDS Holdings Ltd. (ADR)(a)	—	293,120	293,120	—	16,992,166	16,992,166
GMO Payment Gateway, Inc.	148,900	—	148,900	10,435,712	—	10,435,712
Otsuka Corp.	162,100	519,500	681,600	6,910,403	22,146,542	29,056,945
Pagseguro Digital Ltd.(a)	298,640	—	298,640	5,772,711	—	5,772,711

				73,637,794	121,755,058	195,392,852

Semiconductors & Semiconductor Equipment – 5.4%
ASML Holding NV	86,924	337,660	424,584	22,914,431	89,012,088	111,926,519
Infineon Technologies AG	624,240	—	624,240	9,011,369	—	9,011,369
Nanya Technology Corp.	—	26,182,000	26,182,000	—	46,079,887	46,079,887
NXP Semiconductors NV	259,697	—	259,697	21,536,672	—	21,536,672
Realtek Semiconductor Corp.	1,330,000	—	1,330,000	9,547,929	—	9,547,929
SCREEN Holdings Co., Ltd.	399,000	—	399,000	14,602,513	—	14,602,513
SK Hynix, Inc.	296,020	713,320	1,009,340	20,012,137	48,223,288	68,235,425
STMicroelectronics NV	356,650	—	356,650	7,666,757	—	7,666,757
Taiwan Semiconductor Manufacturing Co., Ltd.	1,647,000	1,751,000	3,398,000	14,826,806	15,763,047	30,589,853

				120,118,614	199,078,310	319,196,924

Software – 5.5%
Avast PLC(b)	5,012,177	2,847,758	7,859,935	24,232,341	13,768,038	38,000,379
AVEVA Group PLC	160,190	—	160,190	6,901,750	—	6,901,750
Check Point Software Technologies Ltd.(a)	99,670	427,210	526,880	10,020,822	42,951,693	52,972,515
Constellation Software, Inc./Canada	16,592	83,900	100,492	15,079,585	76,252,240	91,331,825
Dassault Systemes SE	91,920	—	91,920	13,419,494	—	13,419,494
Nice Ltd.(a)	62,949	189,970	252,919	9,102,144	27,468,814	36,570,958
Open Text Corp.	327,917	—	327,917	11,466,493	—	11,466,493
Oracle Corp. Japan	168,000	389,000	557,000	14,653,444	33,929,700	48,583,144
SAP SE	126,251	—	126,251	14,095,660	—	14,095,660
Temenos AG(a)	72,301	—	72,301	9,424,404	—	9,424,404

				128,396,137	194,370,485	322,766,622

Technology Hardware, Storage & Peripherals – 1.2%
Samsung Electronics Co., Ltd.	820,210	1,010,240	1,830,450	31,890,985	39,279,634	71,170,619

				411,980,991	595,733,949	1,007,714,940

Financials – 15.2%
Banks – 6.4%
Banco Comercial Portugues SA	63,170,990	—	63,170,990	7,099,709	—	7,099,709
Bank Hapoalim BM	1,889,610	2,848,240	4,737,850	11,322,293	17,066,277	28,388,570
Bank Leumi Le-Israel BM	3,884,530	—	3,884,530	21,419,149	—	21,419,149
Bank of Ireland Group PLC	4,083,242	—	4,083,242	7,611,439	—	7,611,439
China CITIC Bank Corp., Ltd. - Class H	—	73,184,000	73,184,000	—	35,989,215	35,989,215
DBS Group Holdings Ltd.	632,800	—	632,800	8,256,869	—	8,256,869

	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
Erste Group Bank AG	1,070,658	858,650	1,929,308	19,601,285	15,719,906	35,321,191
Hana Financial Group, Inc.	—	1,783,650	1,783,650	—	33,556,897	33,556,897
Hang Seng Bank Ltd.	374,400	—	374,400	6,378,753	—	6,378,753
HDFC Bank Ltd.	1,075,903	1,391,195	2,467,098	12,204,944	15,781,588	27,986,532
Jyske Bank A/S(a)	—	648,420	648,420	—	16,019,707	16,019,707
KB Financial Group, Inc.	—	812,360	812,360	—	22,846,825	22,846,825
KBC Group NV	471,250	—	471,250	21,383,041	—	21,383,041
Mediobanca Banca di Credito Finanziario SpA	2,045,390	2,330,900	4,376,290	11,153,881	12,710,818	23,864,699
Mitsubishi UFJ Financial Group, Inc.	—	4,262,700	4,262,700	—	15,949,117	15,949,117
Oversea-Chinese Banking Corp., Ltd.	1,031,989	—	1,031,989	6,252,748	—	6,252,748
Royal Bank of Canada	128,640	—	128,640	7,968,130	—	7,968,130
Sumitomo Mitsui Financial Group, Inc.	—	638,200	638,200	—	15,504,037	15,504,037
Svenska Handelsbanken AB - Class A SHS(a)	1,528,890	—	1,528,890	12,608,911	—	12,608,911
Turkiye Garanti Bankasi AS(a)	—	19,523,220	19,523,220	—	23,943,989	23,943,989

				153,261,152	225,088,376	378,349,528

Capital Markets – 3.3%
B3 SA - Brasil Bolsa Balcao	—	3,020,800	3,020,800	—	20,870,792	20,870,792
Credit Suisse Group AG(a)	1,834,374	—	1,834,374	14,805,870	—	14,805,870
Euronext NV(b)	80,520	—	80,520	5,928,943	—	5,928,943
London Stock Exchange Group PLC	191,820	—	191,820	17,159,414	—	17,159,414
Partners Group Holding AG	50,138	55,040	105,178	34,327,775	37,684,007	72,011,782
Singapore Exchange Ltd.	1,466,200	7,615,800	9,082,000	9,442,985	49,049,165	58,492,150
St. James’s Place PLC	413,080	—	413,080	3,857,311	—	3,857,311

				85,522,298	107,603,964	193,126,262

Consumer Finance – 0.0%
Isracard Ltd.	93,420	140,814	234,234	250,730	377,929	628,659

Diversified Financial Services – 1.2%
Fubon Financial Holding Co., Ltd.	—	24,447,000	24,447,000	—	30,217,141	30,217,141
ORIX Corp.	911,300	2,488,300	3,399,600	10,872,412	29,687,066	40,559,478

				10,872,412	59,904,207	70,776,619

Insurance – 4.0%
Admiral Group PLC	387,650	—	387,650	10,675,928	—	10,675,928
AIA Group Ltd.	2,277,600	3,686,400	5,964,000	20,395,073	33,010,361	53,405,434
Allianz SE	139,930	41,480	181,410	23,829,716	7,063,936	30,893,652
ASR Nederland NV	—	1,296,610	1,296,610	—	32,601,102	32,601,102
NN Group NV	—	1,153,490	1,153,490	—	31,346,944	31,346,944
Prudential PLC	884,263	—	884,263	11,079,673	—	11,079,673
Sampo Oyj - Class A	223,770	—	223,770	6,455,496	—	6,455,496
Suncorp Group Ltd.	3,101,770	—	3,101,770	17,224,942	—	17,224,942
Swiss Re AG	204,900	260,790	465,690	15,777,076	20,080,545	35,857,621
Zurich Insurance Group AG	22,960	—	22,960	8,065,999	—	8,065,999

				113,503,903	124,102,888	237,606,791

Thrifts & Mortgage Finance – 0.3%
Housing Development Finance Corp., Ltd.	—	731,959	731,959	—	15,720,496	15,720,496

				363,410,495	532,797,860	896,208,355

Consumer Staples – 12.4%
Beverages – 1.7%
Budweiser Brewing Co. APAC Ltd.(a) (b)	1,727,800	—	1,727,800	4,443,431	—	4,443,431
Coca-Cola Bottlers Japan Holdings, Inc.	488,800	—	488,800	10,031,874	—	10,031,874
Coca-Cola European Partners PLC	554,350	—	554,350	20,804,756	—	20,804,756
Pernod Ricard SA	—	178,940	178,940	—	25,398,049	25,398,049
Treasury Wine Estates Ltd.	862,794	—	862,794	5,356,714	—	5,356,714
Wuliangye Yibin Co., Ltd. - Class A	—	2,003,197	2,003,197	—	32,223,363	32,223,363

				40,636,775	57,621,412	98,258,187

Food & Staples Retailing – 2.9%
Coles Group Ltd.	—	3,299,559	3,299,559	—	30,728,910	30,728,910
Koninklijke Ahold Delhaize NV	1,562,840	3,054,570	4,617,410	36,408,770	71,160,922	107,569,692
Tesco PLC	5,468,440	—	5,468,440	15,443,020	—	15,443,020
X5 Retail Group NV (GDR)(b)	—	651,240	651,240	—	17,583,480	17,583,480

				51,851,790	119,473,312	171,325,102

	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
Food Products – 4.9%
Calbee, Inc.	237,100	696,600	933,700	6,398,585	18,799,048	25,197,633
Danone SA	226,900	—	226,900	14,521,187	—	14,521,187
Kerry Group PLC - Class A	118,800	—	118,800	13,783,772	—	13,783,772
Morinaga & Co., Ltd./Japan	336,900	—	336,900	13,791,533	—	13,791,533
Nestle SA	347,551	1,164,660	1,512,211	35,578,026	119,223,664	154,801,690
Nichirei Corp.	496,200	—	496,200	13,971,926	—	13,971,926
Orkla ASA	—	1,187,600	1,187,600	—	10,175,012	10,175,012
Salmar ASA	671,540	—	671,540	22,217,189	—	22,217,189
WH Group Ltd.(b)	24,062,000	—	24,062,000	22,209,421	—	22,209,421

				142,471,639	148,197,724	290,669,363

Household Products – 0.5%
Essity AB - Class B	326,220	—	326,220	9,993,280	—	9,993,280
Reckitt Benckiser Group PLC	123,509	—	123,509	9,408,370	—	9,408,370
Unicharm Corp.	282,500	—	282,500	10,575,060	—	10,575,060

				29,976,710	—	29,976,710

Personal Products – 0.7%
Kose Corp.	56,800	—	56,800	7,028,521	—	7,028,521
Unilever PLC	289,750	371,780	661,530	14,612,148	18,748,937	33,361,085

				21,640,669	18,748,937	40,389,606

Tobacco – 1.7%
British American Tobacco PLC	877,164	540,670	1,417,834	29,880,824	18,418,067	48,298,891
Philip Morris International, Inc.	132,600	—	132,600	9,674,496	—	9,674,496
Swedish Match AB	189,010	608,750	797,760	10,701,681	34,467,214	45,168,895

				50,257,001	52,885,281	103,142,282

				336,834,584	396,926,666	733,761,250

Health Care – 11.0%
Biotechnology – 0.3%
Abcam PLC	422,550	—	422,550	5,999,029	—	5,999,029
Genmab A/S(a)	43,896	—	43,896	8,817,327	—	8,817,327

				14,816,356	—	14,816,356

Health Care Equipment & Supplies – 1.3%
Cochlear Ltd.	—	276,800	276,800	—	31,547,257	31,547,257
Koninklijke Philips NV	418,750	682,550	1,101,300	17,192,768	28,023,699	45,216,467

				17,192,768	59,570,956	76,763,724

Health Care Providers & Services – 0.6%
Apollo Hospitals Enterprise Ltd.	732,393	—	732,393	10,984,657	—	10,984,657
Galenica AG(b)	106,000	—	106,000	7,232,657	—	7,232,657
NMC Health PLC(c) (d) (e)	376,352	—	376,352	490,186	—	490,186
Sonic Healthcare Ltd.	—	1,289,992	1,289,992	—	19,388,351	19,388,351

				18,707,500	19,388,351	38,095,851

Life Sciences Tools & Services – 1.1%
Bio-Rad Laboratories, Inc. - Class A(a)	21,700	—	21,700	7,607,152	—	7,607,152
Eurofins Scientific SE	17,903	—	17,903	8,736,658	—	8,736,658
Gerresheimer AG	235,580	—	235,580	14,855,286	—	14,855,286
ICON PLC(a)	51,860	—	51,860	7,052,960	—	7,052,960
Lonza Group AG	29,703	—	29,703	12,217,550	—	12,217,550
Tecan Group AG	48,170	—	48,170	14,427,133	—	14,427,133

				64,896,739	—	64,896,739

Pharmaceuticals – 7.7%
Astellas Pharma, Inc.	819,300	3,759,900	4,579,200	12,623,249	57,930,126	70,553,375
GlaxoSmithKline PLC	1,871,320	—	1,871,320	35,113,752	—	35,113,752
Novo Nordisk A/S - Class B	672,610	1,552,800	2,225,410	40,165,604	92,727,064	132,892,668
Roche Holding AG	226,739	419,540	646,279	72,951,427	134,983,580	207,935,007
Sanofi	71,660	—	71,660	6,203,950	—	6,203,950

				167,057,982	285,640,770	452,698,752

				282,671,345	364,600,077	647,271,422

Industrials – 9.1%
Aerospace & Defense – 1.0%
Airbus SE	288,743	—	288,743	18,618,678	—	18,618,678
BAE Systems PLC	3,649,661	—	3,649,661	23,449,147	—	23,449,147

	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
MTU Aero Engines AG	91,540	—	91,540	13,236,383	—	13,236,383
Saab AB - Class B	272,277	—	272,277	5,173,162	—	5,173,162

				60,477,370	—	60,477,370

Air Freight & Logistics – 0.5%
Kuehne & Nagel International AG	42,600	—	42,600	5,802,998	—	5,802,998
SG Holdings Co., Ltd.	847,300	—	847,300	20,181,376	—	20,181,376

				25,984,374	—	25,984,374

Airlines – 0.1%
Wizz Air Holdings PLC(a) (b)	242,810	—	242,810	6,834,233	—	6,834,233

Building Products – 0.9%
Assa Abloy AB - Class B	309,362	1,908,870	2,218,232	5,775,386	35,636,118	41,411,504
Kingspan Group PLC	245,080	—	245,080	13,215,813	—	13,215,813

				18,991,199	35,636,118	54,627,317

Commercial Services & Supplies – 0.2%
Secom Co., Ltd.	99,900	—	99,900	8,262,548	—	8,262,548

Electrical Equipment – 0.6%
Nidec Corp.	148,300	—	148,300	7,642,566	—	7,642,566
Schneider Electric SE	170,300	—	170,300	14,394,241	—	14,394,241
Vestas Wind Systems A/S	149,520	—	149,520	12,165,787	—	12,165,787

				34,202,594	—	34,202,594

Industrial Conglomerates – 0.2%
NWS Holdings Ltd.	—	13,186,000	13,186,000	—	13,437,676	13,437,676

Machinery – 1.8%
Alstom SA	270,181	—	270,181	11,156,343	—	11,156,343
KION Group AG	131,923	—	131,923	5,677,686	—	5,677,686
Sany Heavy Industry Co., Ltd.	—	9,897,424	9,897,424	—	23,766,421	23,766,421
SMC Corp./Japan	28,400	—	28,400	11,906,518	—	11,906,518
Weichai Power Co., Ltd. - Class A	—	9,231,950	9,231,950	—	15,326,581	15,326,581
Weichai Power Co., Ltd. - Class H	2,985,000	4,660,000	7,645,000	4,754,784	7,422,878	12,177,662
Xylem, Inc./NY	123,060	—	123,060	8,014,898	—	8,014,898
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class H	—	23,467,400	23,467,400	—	16,881,081	16,881,081

				41,510,229	63,396,961	104,907,190

Professional Services – 2.7%
Experian PLC	299,570	—	299,570	8,325,449	—	8,325,449
Intertek Group PLC	69,620	—	69,620	4,067,552	—	4,067,552
Intertrust NV(b)	227,409	—	227,409	2,862,534	—	2,862,534
Meitec Corp.	159,000	—	159,000	6,305,408	—	6,305,408
Recruit Holdings Co., Ltd.	711,300	994,500	1,705,800	18,373,782	25,689,198	44,062,980
RELX PLC	—	1,415,950	1,415,950	—	30,272,609	30,272,609
RELX PLC (London)	919,880	—	919,880	19,632,471	—	19,632,471
UT Group Co., Ltd.(a)	504,600	—	504,600	5,130,816	—	5,130,816
Wolters Kluwer NV	229,030	283,560	512,590	16,211,679	20,071,535	36,283,214

				80,909,691	76,033,342	156,943,033

Road & Rail – 0.5%
Aurizon Holdings Ltd.	—	12,155,190	12,155,190	—	31,501,047	31,501,047

Trading Companies & Distributors – 0.6%
AerCap Holdings NV(a)	628,790	661,120	1,289,910	14,330,124	15,066,925	29,397,049
Ashtead Group PLC	334,898	—	334,898	7,238,471	—	7,238,471

				21,568,595	15,066,925	36,635,520

				298,740,833	235,072,069	533,812,902

Consumer Discretionary – 8.6%
Auto Components – 0.6%
Aptiv PLC	185,480	—	185,480	9,133,035	—	9,133,035
Faurecia SE	539,780	—	539,780	15,805,624	—	15,805,624
NGK Spark Plug Co., Ltd.	896,700	—	896,700	12,569,368	—	12,569,368

				37,508,027	—	37,508,027

	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
Automobiles – 1.1%
Peugeot SA	1,443,222	2,422,226	3,865,448	18,789,700	31,535,619	50,325,319
Subaru Corp.	685,000	—	685,000	13,093,827	—	13,093,827

				31,883,527	31,535,619	63,419,146

Diversified Consumer Services – 1.1%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	—	433,770	433,770	—	46,951,265	46,951,265
YDUQS Part	—	3,707,400	3,707,400	—	15,818,221	15,818,221

				—	62,769,486	62,769,486

Hotels, Restaurants & Leisure – 1.7%
Aristocrat Leisure Ltd.	653,330	—	653,330	8,465,609	—	8,465,609
Compass Group PLC	903,653	1,662,680	2,566,333	14,079,007	25,904,726	39,983,733
GVC Holdings PLC	2,518,020	—	2,518,020	17,441,641	—	17,441,641
OPAP SA	—	2,593,340	2,593,340	—	19,538,923	19,538,923
Sushiro Global Holdings Ltd.	452,000	—	452,000	6,626,267	—	6,626,267
Yum China Holdings, Inc.	136,645	—	136,645	5,825,177	—	5,825,177

				52,437,701	45,443,649	97,881,350

Internet & Direct Marketing Retail – 2.0%
Alibaba Group Holding Ltd.(a)	516,020	—	516,020	12,503,687	—	12,503,687
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	52,579	459,720	512,299	10,225,564	89,406,346	99,631,910
Moneysupermarket.com Group PLC	1,698,080	—	1,698,080	6,310,179	—	6,310,179

				29,039,430	89,406,346	118,445,776

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	153,600	—	153,600	7,450,094	—	7,450,094

Multiline Retail – 0.1%
B&M European Value Retail SA	2,343,042	—	2,343,042	7,957,478	—	7,957,478

Specialty Retail – 0.1%
Hikari Tsushin, Inc.	28,600	—	28,600	4,785,720	—	4,785,720

Textiles, Apparel & Luxury Goods – 1.8%
adidas AG	34,710	173,650	208,360	7,706,566	38,555,034	46,261,600
LVMH Moet Hennessy Louis Vuitton SE	20,309	—	20,309	7,448,347	—	7,448,347
NIKE, Inc. - Class B	105,760	—	105,760	8,750,583	—	8,750,583
Moncler SpA	—	485,680	485,680	—	17,648,967	17,648,967
Pandora A/S	309,290	—	309,290	9,937,836	—	9,937,836
Puma SE	91,560	—	91,560	5,379,613	—	5,379,613
Shenzhou International Group Holdings Ltd.	879,000	—	879,000	9,220,764	—	9,220,764

				48,443,709	56,204,001	104,647,710

				219,505,686	285,359,101	504,864,787

Communication Services – 6.2%
Diversified Telecommunication Services – 3.1%
Cellnex Telecom SA(b)	438,629	—	438,629	19,897,282	—	19,897,282
China Unicom Hong Kong Ltd.	—	44,232,000	44,232,000	—	25,798,323	25,798,323
HKT Trust & HKT Ltd. - Class SS	6,571,000	—	6,571,000	8,936,871	—	8,936,871
Nippon Telegraph & Telephone Corp.	1,250,500	3,337,200	4,587,700	29,907,729	79,814,532	109,722,261
Orange SA	1,163,470	—	1,163,470	14,086,659	—	14,086,659
TELUS Corp.	230,700	—	230,700	3,647,463	—	3,647,463

				76,476,004	105,612,855	182,088,859

Entertainment – 0.5%
Daiichikosho Co., Ltd.	114,600	—	114,600	3,066,940	—	3,066,940
Nintendo Co., Ltd.	63,000	—	63,000	24,485,168	—	24,485,168

				27,552,108	—	27,552,108

Interactive Media & Services – 1.5%
Auto Trader Group PLC	1,790,960	6,138,970	7,929,930	9,677,975	33,173,717	42,851,692
Kakaku.com, Inc.	322,700	898,700	1,221,400	5,902,000	16,436,713	22,338,713
Tencent Holdings Ltd.	441,000	—	441,000	21,797,569	—	21,797,569

				37,377,544	49,610,430	86,987,974

	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
Media – 0.1%
Cogeco Communications, Inc.	77,790	—	77,790	5,277,205	—	5,277,205
Informa PLC	654,800	—	654,800	3,566,506	—	3,566,506

				8,843,711	—	8,843,711

Wireless Telecommunication Services – 1.0%
KDDI Corp.	—	2,015,400	2,015,400	—	59,532,062	59,532,062

				150,249,367	214,755,347	365,004,714

Materials – 5.8%
Chemicals – 2.3%
Air Water, Inc.	774,800	—	774,800	10,610,756	—	10,610,756
Chr Hansen Holding A/S	212,950	—	212,950	15,714,161	—	15,714,161
Covestro AG(b)	424,610	—	424,610	12,886,125	—	12,886,125
Evonik Industries AG	602,220	—	602,220	12,576,289	—	12,576,289
Koninklijke DSM NV	104,320	—	104,320	11,734,826	—	11,734,826
Kumho Petrochemical Co., Ltd.	—	339,190	339,190	—	17,906,256	17,906,256
Sika AG	59,516	—	59,516	9,773,285	—	9,773,285
Tosoh Corp.	1,395,500	2,302,000	3,697,500	15,770,678	26,015,120	41,785,798

				89,066,120	43,921,376	132,987,496

Construction Materials – 1.9%
Anhui Conch Cement Co., Ltd. - Class H	—	4,876,000	4,876,000	—	33,496,240	33,496,240
China Resources Cement Holdings Ltd.	—	30,848,000	30,848,000	—	36,240,996	36,240,996
Huaxin Cement Co., Ltd.	—	7,388,369	7,388,369	—	23,831,659	23,831,659
Taiwan Cement Corp.	—	16,308,000	16,308,000	—	21,179,421	21,179,421

				—	114,748,316	114,748,316

Metals & Mining – 1.6%
Agnico Eagle Mines Ltd.	255,010	—	255,010	10,180,105	—	10,180,105
BlueScope Steel Ltd.	2,016,533	—	2,016,533	10,557,597	—	10,557,597
Evolution Mining Ltd.	—	13,969,390	13,969,390	—	32,648,377	32,648,377
First Quantum Minerals Ltd.	1,030,390	—	1,030,390	5,264,339	—	5,264,339
Newcrest Mining Ltd.	—	1,097,910	1,097,910	—	15,077,292	15,077,292
Northern Star Resources Ltd.	1,695,160	—	1,695,160	10,981,224	—	10,981,224
POSCO	—	82,290	82,290	—	10,828,359	10,828,359
Yamato Kogyo Co., Ltd.	77,100	—	77,100	1,320,538	—	1,320,538

				38,303,803	58,554,028	96,857,831

				127,369,923	217,223,720	344,593,643

Utilities – 6.1%
Electric Utilities – 4.9%
Centrais Eletricas Brasileiras SA	—	2,777,500	2,777,500	—	12,754,018	12,754,018
Cia de Transmissao de Energia Eletrica Paulista (Preference Shares)	—	6,179,400	6,179,400	—	22,559,846	22,559,846
Contact Energy Ltd.	—	3,936,870	3,936,870	—	13,399,022	13,399,022
EDP - Energias de Portugal SA	8,671,952	20,470,410	29,142,362	34,890,552	82,360,223	117,250,775
Enel SpA	5,117,370	12,617,970	17,735,340	35,298,802	87,036,746	122,335,548

				70,189,354	218,109,855	288,299,209

Gas Utilities – 0.2%
Tokyo Gas Co., Ltd.	413,000	—	413,000	9,731,619	—	9,731,619

Independent Power and Renewable Electricity Producers – 0.6%
China Yangtze Power Co., Ltd. - Class A	—	15,567,218	15,567,218	—	37,857,509	37,857,509

Multi-Utilities – 0.3%
RWE AG	—	653,510	653,510	—	17,090,329	17,090,329

Water Utilities – 0.1%
Beijing Enterprises Water Group Ltd.(a)	14,838,000	—	14,838,000	5,752,518	—	5,752,518

				85,673,491	273,057,693	358,731,184

Energy – 3.5%
Oil, Gas & Consumable Fuels – 3.5%
Beach Energy Ltd.	—	21,565,791	21,565,791	—	15,029,033	15,029,033
JXTG Holdings, Inc.	5,246,400	7,116,800	12,363,200	17,876,509	24,249,684	42,126,193

	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
LUKOIL PJSC (Sponsored ADR)	—	632,340	632,340	—	37,409,234	37,409,234
Neste Oyj	365,870	—	365,870	12,164,275	—	12,164,275
Repsol SA	2,007,701	3,299,005	5,306,706	17,911,200	29,431,244	47,342,444
Royal Dutch Shell PLC - Class A	143,290	—	143,290	2,489,474	—	2,489,474
Royal Dutch Shell PLC - Class B	555,785	800,350	1,356,135	9,322,771	13,425,119	22,747,890
Royal Dutch Shell PLC (Euronext Amsterdam) - Class A	1,631,740	—	1,631,740	28,295,890	—	28,295,890

				88,060,119	119,544,314	207,604,433

Real Estate – 1.5%
Equity Real Estate Investment Trusts (REITs) – 0.8%
Merlin Properties Socimi SA	758,670	—	758,670	5,725,404	—	5,725,404
Nippon Building Fund, Inc.	1,754	2,861	4,615	11,799,067	19,245,799	31,044,866
Nippon Prologis REIT, Inc.	4,330	—	4,330	10,894,671	—	10,894,671

				28,419,142	19,245,799	47,664,941

Real Estate Management & Development – 0.7%
Aroundtown SA	2,997,550	—	2,997,550	15,004,092	—	15,004,092
UOLGroupLtd.	—	3,829,700	3,829,700	—	17,570,392	17,570,392
VonoviaSE	182,970	—	182,970	9,101,565	—	9,101,565

				24,105,657	17,570,392	41,676,049

				52,524,799	36,816,191	89,340,990

Total Common Stocks (cost $6,313,082,660)				2,417,021,633	3,271,886,987	5,688,908,620

SHORT-TERMINVESTMENTS–2.8%
Investment Companies–2.8%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 0.53%(f)(g)(h)	99,888,231	63,089,198	162,977,429	99,888,231	63,089,198	162,977,429

(cost $162,977,429)
Total Investments–99.3% (cost $6,476,060,089)				$2,516,909,864	$3,334,976,185	$5,851,886,049

Other assets less liabilities–0.7%				22,441,763	18,634,627	41,076,390

Net Assets–100.0%				$2,539,351,627	$3,353,610,812	$5,892,962,439

FORWARD CURRENCY EXCHANGE CONTRACTS

Tax-Managed International Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	6,727	USD	8,757	6/15/2020	$390,858
Bank of America, NA	USD	254,772	JPY	27,799,481	6/15/2020	4,586,053
Barclays Bank PLC	INR	4,478,529	USD	62,225	4/23/2020	3,422,869
Barclays Bank PLC	USD	20,693	INR	1,551,922	4/23/2020	(316,682)
Barclays Bank PLC	IDR	115,578,987	USD	6,821	5/5/2020	(241,547)
Barclays Bank PLC	USD	9,762	KRW	12,113,596	5/14/2020	187,939
Barclays Bank PLC	USD	7,730	KRW	9,304,294	5/14/2020	(87,759)
Barclays Bank PLC	RUB	578,934	USD	7,633	5/20/2020	267,784
Barclays Bank PLC	TWD	833,433	USD	28,003	5/21/2020	234,384
Barclays Bank PLC	TWD	247,398	USD	8,238	5/21/2020	(4,610)
Barclays Bank PLC	USD	7,100	TWD	212,219	5/21/2020	(29,598)
Barclays Bank PLC	CHF	9,755	USD	10,307	6/15/2020	135,834
Barclays Bank PLC	GBP	35,588	USD	45,219	6/15/2020	956,875
Barclays Bank PLC	GBP	8,312	USD	10,327	6/15/2020	(10,367)
Barclays Bank PLC	ILS	170,631	USD	50,035	6/15/2020	1,681,437
Barclays Bank PLC	JPY	270,446	USD	2,541	6/15/2020	17,889
Barclays Bank PLC	USD	4,760	CAD	6,633	6/15/2020	(43,207)
Barclays Bank PLC	USD	12,082	CHF	11,159	6/15/2020	(447,073)
Barclays Bank PLC	USD	5,147	CNY	36,538	6/15/2020	1,628
Barclays Bank PLC	USD	9,340	CNY	64,929	6/15/2020	(190,284)
Barclays Bank PLC	USD	4,737	EUR	4,334	6/15/2020	56,703
Barclays Bank PLC	USD	10,698	EUR	9,568	6/15/2020	(115,566)
Barclays Bank PLC	USD	9,884	GBP	8,051	6/15/2020	129,260
Barclays Bank PLC	USD	22,715	JPY	2,464,652	6/15/2020	279,088
BNP Paribas SA	KRW	5,737,008	USD	4,846	5/14/2020	133,754
BNP Paribas SA	GBP	8,962	USD	10,624	6/15/2020	(522,486)
Citibank, NA	BRL	90,168	USD	20,547	4/2/2020	3,193,882
Citibank, NA	BRL	29,985	USD	5,768	4/2/2020	(2,886)
Citibank, NA	USD	17,344	BRL	90,168	4/2/2020	8,679
Citibank, NA	USD	6,318	BRL	29,985	4/2/2020	(547,278)
Citibank, NA	USD	2,197	INR	170,665	4/23/2020	43,757
Citibank, NA	USD	7,185	BRL	37,083	5/5/2020	(63,080)
Citibank, NA	USD	7,966	RUB	578,934	5/20/2020	(600,687)
Citibank, NA	EUR	47,877	USD	53,996	6/15/2020	1,042,611
Citibank, NA	EUR	85,159	USD	92,747	6/15/2020	(1,440,594)
Citibank, NA	GBP	7,068	USD	9,274	6/15/2020	483,453
Citibank, NA	HKD	407,015	USD	52,242	6/15/2020	(243,011)
Citibank, NA	JPY	7,638,542	USD	73,084	6/15/2020	1,819,352
Citibank, NA	NOK	252,526	USD	25,835	6/15/2020	1,538,594
Citibank, NA	USD	17,110	CHF	16,107	6/15/2020	(316,476)
Citibank, NA	USD	70,626	EUR	62,374	6/15/2020	(1,638,797)
Citibank, NA	USD	14,727	GBP	11,499	6/15/2020	(425,180)
Citibank, NA	USD	83,223	JPY	9,145,633	6/15/2020	2,102,510
Citibank, NA	USD	51,066	JPY	5,434,989	6/15/2020	(359,932)
Credit Suisse International	CHF	6,121	USD	6,245	6/15/2020	(137,285)
Credit Suisse International	EUR	54,026	USD	58,727	6/15/2020	(1,026,679)
Credit Suisse International	SEK	180,430	USD	18,877	6/15/2020	608,218
Credit Suisse International	TRY	48,499	USD	7,403	6/15/2020	224,358
Credit Suisse International	USD	14,408	AUD	24,751	6/15/2020	819,076
Credit Suisse International	USD	53,492	CHF	51,469	6/15/2020	171,490
Credit Suisse International	USD	64,922	EUR	59,881	6/15/2020	1,308,015
Credit Suisse International	USD	4,812	ILS	17,598	6/15/2020	174,588
Credit Suisse International	USD	9,467	NOK	100,080	6/15/2020	162,576
Credit Suisse International	USD	9,069	SEK	87,581	6/15/2020	(201,561)
Goldman Sachs Bank USA	AUD	15,394	USD	9,662	4/17/2020	192,752
Goldman Sachs Bank USA	CAD	6,926	USD	5,228	6/15/2020	302,794
Goldman Sachs Bank USA	JPY	2,367,373	USD	21,502	6/15/2020	(584,669)
Goldman Sachs Bank USA	USD	23,776	CAD	32,735	6/15/2020	(498,694)
Goldman Sachs Bank USA	USD	16,259	JPY	1,788,782	6/15/2020	429,872
HSBC Bank USA	BRL	23,100	USD	4,443	4/2/2020	(2,223)
HSBC Bank USA	USD	4,480	BRL	23,100	4/2/2020	(34,141)
HSBC Bank USA	CNY	725,242	USD	103,165	6/15/2020	969,274
HSBC Bank USA	GBP	8,434	USD	9,914	6/15/2020	(575,664)
HSBC Bank USA	HKD	92,509	USD	11,922	6/15/2020	(7,086)
HSBC Bank USA	JPY	3,125,594	USD	28,836	6/15/2020	(324,802)
HSBC Bank USA	USD	4,534	CAD	6,551	6/15/2020	124,749
HSBC Bank USA	USD	11,584	CNY	80,738	6/15/2020	(206,787)
HSBC Bank USA	USD	8,525	MXN	164,734	6/15/2020	(1,656,351)
HSBC Bank USA	USD	5,428	NZD	8,584	6/15/2020	(309,352)
HSBC Bank USA	USD	9,233	SGD	12,904	6/15/2020	(143,747)
HSBC Bank USA	USD	7,620	TRY	48,499	6/15/2020	(442,069)
JPMorgan Chase Bank, NA	KRW	10,258,513	USD	8,663	5/14/2020	236,389

FORWARD CURRENCY EXCHANGE CONTRACTS

Tax-Managed International Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	CAD	119,992	USD	90,327	6/15/2020	5,003,072
JPMorgan Chase Bank, NA	USD	10,019	GBP	7,742	6/15/2020	(390,017)
JPMorgan Chase Bank, NA	USD	4,278	HKD	33,229	6/15/2020	6,512
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,133	4/2/2020	(3,569)
Morgan Stanley Capital Services, Inc.	USD	7,412	BRL	37,083	4/2/2020	(275,454)
Morgan Stanley Capital Services, Inc.	USD	24,514	AUD	35,372	4/17/2020	(2,754,932)
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,400	5/5/2020	278,343
Morgan Stanley Capital Services, Inc.	USD	8,333	IDR	115,578,987	5/5/2020	(1,270,642)
Morgan Stanley Capital Services, Inc.	KRW	60,395,565	USD	50,962	5/14/2020	1,352,976
Morgan Stanley Capital Services, Inc.	USD	6,963	TWD	207,199	5/21/2020	(59,136)
Morgan Stanley Capital Services, Inc.	GBP	9,650	USD	11,237	6/15/2020	(765,268)
Morgan Stanley Capital Services, Inc.	JPY	1,565,082	USD	14,117	6/15/2020	(484,169)
Morgan Stanley Capital Services, Inc.	MXN	164,734	USD	7,101	6/15/2020	231,939
Morgan Stanley Capital Services, Inc.	USD	8,408	CHF	7,953	6/15/2020	(116,066)
Morgan Stanley Capital Services, Inc.	USD	73,975	EUR	66,051	6/15/2020	(921,106)
Morgan Stanley Capital Services, Inc.	USD	11,535	ILS	40,295	6/15/2020	(115,783)
Morgan Stanley Capital Services, Inc.	USD	17,672	JPY	1,894,730	6/15/2020	5,325
Natwest Markets PLC	AUD	15,309	USD	9,011	4/17/2020	(405,976)
Natwest Markets PLC	KRW	6,180,564	USD	5,229	5/14/2020	152,546
Natwest Markets PLC	EUR	22,642	USD	25,588	6/15/2020	545,335
Natwest Markets PLC	JPY	2,857,755	USD	27,282	6/15/2020	620,182
Natwest Markets PLC	USD	7,656	CAD	10,270	6/15/2020	(353,073)
Natwest Markets PLC	USD	4,597	NOK	51,985	6/15/2020	404,689
Standard Chartered Bank	USD	16,214	INR	1,219,128	4/23/2020	(206,965)
Standard Chartered Bank	CHF	20,945	USD	21,600	6/15/2020	(237,827)
Standard Chartered Bank	USD	28,740	EUR	26,054	6/15/2020	76,402
State Street Bank & Trust Co.	EUR	40,222	USD	44,749	6/15/2020	262,874
State Street Bank & Trust Co.	USD	80,788	AUD	122,316	6/15/2020	(5,536,719)
State Street Bank & Trust Co.	USD	7,166	CNY	50,284	6/15/2020	(80,670)
State Street Bank & Trust Co.	USD	91,529	GBP	70,308	6/15/2020	(4,085,232)
State Street Bank & Trust Co.	USD	23,584	HKD	183,189	6/15/2020	38,701
State Street Bank & Trust Co.	USD	36,204	SEK	350,988	6/15/2020	(666,094)
UBS AG	USD	5,768	KRW	6,845,148	5/14/2020	(145,566)
UBS AG	CAD	6,656	USD	4,621	6/15/2020	(112,190)
UBS AG	CHF	8,217	USD	8,642	6/15/2020	74,498
UBS AG	JPY	2,854,974	USD	26,972	6/15/2020	336,583

						$5,044,657

International Strategic Equities Portfolio	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	AUD	26,255	USD	16,977	4/17/2020	$826,392
Bank of America, NA	CAD	12,654	USD	8,986	4/17/2020	(7,793)
Bank of America, NA	CHF	6,180	USD	6,297	4/17/2020	(128,406)
Bank of America, NA	EUR	198,157	USD	223,566	4/17/2020	4,902,809
Bank of America, NA	EUR	19,332	USD	21,229	4/17/2020	(103,204)
Bank of America, NA	ILS	278,299	USD	76,774	4/17/2020	(1,841,837)
Bank of America, NA	SGD	15,989	USD	11,111	4/17/2020	(141,024)
Bank of America, NA	USD	161,857	CAD	222,693	4/17/2020	(3,585,593)
Bank of America, NA	USD	4,243	CHF	4,184	4/17/2020	106,818
Bank of America, NA	USD	11,578	EUR	10,679	4/17/2020	206,307
Bank of America, NA	USD	18,607	JPY	2,027,267	4/17/2020	258,354
Bank of America, NA	USD	2,432	JPY	260,862	4/17/2020	(4,691)
Bank of America, NA	USD	29,861	THB	938,640	4/17/2020	(1,258,799)
Bank of America, NA	INR	1,615,186	USD	21,173	4/23/2020	(33,969)
Bank of America, NA	KRW	16,408,585	USD	13,477	5/14/2020	(878)
Bank of America, NA	USD	7,730	KRW	9,465,252	5/14/2020	44,949
Bank of America, NA	USD	5,506	KRW	6,690,313	5/14/2020	(10,043)
Bank of America, NA	RUB	3,830,742	USD	52,933	5/20/2020	4,200,450
Bank of America, NA	TWD	812,469	USD	27,275	5/21/2020	205,081
Barclays Bank PLC	CHF	60,857	USD	64,950	4/17/2020	1,676,813
Barclays Bank PLC	SEK	65,818	USD	6,782	4/17/2020	126,683
Barclays Bank PLC	USD	8,785	CHF	8,277	4/17/2020	(179,484)
Barclays Bank PLC	KRW	14,062,643	USD	11,867	5/14/2020	316,031
Barclays Bank PLC	USD	5,391	TWD	162,754	5/21/2020	31,756
Barclays Bank PLC	USD	23,722	MYR	98,115	8/13/2020	(1,016,900)
Citibank, NA	BRL	319,666	USD	72,404	4/2/2020	10,883,498
Citibank, NA	BRL	173,757	USD	33,423	4/2/2020	(16,724)
Citibank, NA	USD	66,544	BRL	345,946	4/2/2020	33,589
Citibank, NA	USD	30,437	BRL	147,477	4/2/2020	(2,054,256)
Citibank, NA	AUD	16,074	USD	9,182	4/17/2020	(705,624)
Citibank, NA	THB	285,267	USD	8,957	4/17/2020	264,542
Citibank, NA	TRY	155,497	USD	24,747	4/17/2020	1,344,303
Citibank, NA	USD	18,941	CHF	18,392	4/17/2020	181,208
Citibank, NA	USD	4,997	CNY	35,496	4/17/2020	14,674
Citibank, NA	USD	59,107	EUR	52,755	4/17/2020	(892,848)
Citibank, NA	USD	202,237	GBP	156,268	4/17/2020	(8,080,877)
Citibank, NA	USD	22,688	MXN	501,425	4/17/2020	(1,595,935)
Citibank, NA	USD	78,430	INR	5,634,015	4/23/2020	(4,456,913)
Citibank, NA	USD	5,744	KRW	6,855,974	5/14/2020	(112,389)
Credit Suisse International	AUD	19,051	USD	11,780	4/17/2020	60,758
Credit Suisse International	CAD	44,091	USD	31,878	4/17/2020	541,794
Credit Suisse International	CNY	146,157	USD	20,825	4/17/2020	188,853
Credit Suisse International	USD	17,948	CAD	25,135	4/17/2020	(83,930)
Credit Suisse International	USD	15,758	SGD	22,161	4/17/2020	(162,930)
Credit Suisse International	USD	3,598	TRY	23,674	4/17/2020	(35,125)
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	28,066	4/2/2020	(14,044)
Morgan Stanley Capital Services, Inc.	USD	29,164	BRL	145,909	4/2/2020	(1,083,818)
Morgan Stanley Capital Services, Inc.	AUD	38,763	USD	24,770	4/17/2020	925,252
Morgan Stanley Capital Services, Inc.	AUD	27,196	USD	16,307	4/17/2020	(422,614)
Morgan Stanley Capital Services, Inc.	CHF	6,260	USD	6,686	4/17/2020	177,747
Morgan Stanley Capital Services, Inc.	CNY	56,267	USD	8,013	4/17/2020	68,456
Morgan Stanley Capital Services, Inc.	CNY	383,040	USD	53,827	4/17/2020	(256,503)
Morgan Stanley Capital Services, Inc.	EUR	4,647	USD	5,270	4/17/2020	142,179
Morgan Stanley Capital Services, Inc.	GBP	14,657	USD	18,498	4/17/2020	287,255
Morgan Stanley Capital Services, Inc.	SGD	39,020	USD	27,863	4/17/2020	404,270
Morgan Stanley Capital Services, Inc.	USD	5,080	EUR	4,716	4/17/2020	124,362
Morgan Stanley Capital Services, Inc.	USD	27,833	JPY	3,075,440	4/17/2020	786,293
Morgan Stanley Capital Services, Inc.	USD	71,925	JPY	7,649,893	4/17/2020	(736,252)
Morgan Stanley Capital Services, Inc.	USD	10,907	PLN	42,204	4/17/2020	(705,334)
Morgan Stanley Capital Services, Inc.	USD	42,173	ZAR	694,145	4/17/2020	(3,451,026)
Morgan Stanley Capital Services, Inc.	INR	626,363	USD	8,373	4/23/2020	148,748
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	29,116	5/5/2020	1,095,184
Morgan Stanley Capital Services, Inc.	IDR	88,098,945	USD	5,676	5/5/2020	293,250
Morgan Stanley Capital Services, Inc.	USD	22,873	IDR	317,241,975	5/5/2020	(3,487,666)
Morgan Stanley Capital Services, Inc.	KRW	62,708,693	USD	52,914	5/14/2020	1,404,794
Morgan Stanley Capital Services, Inc.	KRW	10,224,397	USD	8,109	5/14/2020	(288,957)
Morgan Stanley Capital Services, Inc.	USD	10,641	KRW	13,191,804	5/14/2020	194,432
Morgan Stanley Capital Services, Inc.	USD	4,565	RUB	366,334	5/20/2020	95,361
Morgan Stanley Capital Services, Inc.	USD	19,205	RUB	1,419,215	5/20/2020	(1,150,175)
Societe Generale	CNY	98,290	USD	13,858	4/17/2020	(20,148)
Societe Generale	EUR	6,531	USD	6,987	4/17/2020	(219,859)
Societe Generale	GBP	8,707	USD	10,320	4/17/2020	(498,069)
Societe Generale	USD	23,901	CNY	166,907	4/17/2020	(334,827)
Societe Generale	USD	9,014	GBP	7,434	4/17/2020	222,712

International Strategic Equities Portfolio	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CHF	5,581	USD	5,755	4/17/2020	(47,622)
State Street Bank & Trust Co.	NZD	13,432	USD	8,403	4/17/2020	388,950
State Street Bank & Trust Co.	USD	6,005	AUD	10,387	4/17/2020	384,410
State Street Bank & Trust Co.	INR	478,613	USD	6,444	4/23/2020	159,526
State Street Bank & Trust Co.	MYR	25,041	USD	5,735	8/13/2020	(59,264)
UBS AG	CAD	19,215	USD	13,747	4/17/2020	90,370
UBS AG	CAD	15,343	USD	10,599	4/17/2020	(305,396)
UBS AG	GBP	20,281	USD	24,357	4/17/2020	(841,124)
UBS AG	ILS	19,408	USD	5,071	4/17/2020	(411,206)
UBS AG	USD	9,516	AUD	15,638	4/17/2020	103,206
UBS AG	USD	16,781	CAD	23,319	4/17/2020	(208,119)
UBS AG	USD	12,665	EUR	11,734	4/17/2020	282,817
UBS AG	USD	12,514	EUR	11,173	4/17/2020	(184,506)
UBS AG	USD	1,200	GBP	1,034	4/17/2020	84,996
UBS AG	USD	7,632	ILS	28,278	4/17/2020	356,118
UBS AG	USD	4,216	JPY	458,421	4/17/2020	50,470
UBS AG	ZAR	122,467	USD	7,347	4/17/2020	515,021

						$(6,034,860)

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	AUD	26,255	USD	16,977	4/17/202	$826,392
Bank of America, NA	CAD	12,654	USD	8,986	4/17/2020	(7,793)
Bank of America, NA	CHF	6,180	USD	6,297	4/17/2020	(128,406)
Bank of America, NA	EUR	19,332	USD	21,229	4/17/2020	(103,204)
Bank of America, NA	EUR	198,157	USD	223,566	4/17/2020	4,902,809
Bank of America, NA	ILS	278,299	USD	76,774	4/17/2020	(1,841,837)
Bank of America, NA	SGD	15,989	USD	11,111	4/17/2020	(141,024)
Bank of America, NA	USD	161,857	CAD	222,693	4/17/2020	(3,585,593)
Bank of America, NA	USD	4,243	CHF	4,184	4/17/2020	106,818
Bank of America, NA	USD	11,578	EUR	10,679	4/17/2020	206,307
Bank of America, NA	USD	2,432	JPY	260,862	4/17/2020	(4,691)
Bank of America, NA	USD	18,607	JPY	2,027,267	4/17/2020	258,354
Bank of America, NA	USD	29,861	THB	938,640	4/17/2020	(1,258,799)
Bank of America, NA	INR	1,615,186	USD	21,173	4/23/2020	(33,969)
Bank of America, NA	KRW	16,408,585	USD	13,477	5/14/2020	(878)
Bank of America, NA	USD	5,506	KRW	6,690,313	5/14/2020	(10,043)
Bank of America, NA	USD	7,730	KRW	9,465,252	5/14/2020	44,949
Bank of America, NA	RUB	3,830,742	USD	52,933	5/20/2020	4,200,450
Bank of America, NA	TWD	812,469	USD	27,275	5/21/2020	205,081
Bank of America, NA	GBP	6,727	USD	8,757	6/15/2020	390,858
Bank of America, NA	USD	254,772	JPY	27,799,481	6/15/2020	4,586,053
Barclays Bank PLC	CHF	60,857	USD	64,950	4/17/2020	1,676,813
Barclays Bank PLC	SEK	65,818	USD	6,782	4/17/2020	126,683
Barclays Bank PLC	USD	8,785	CHF	8,277	4/17/2020	(179,484)
Barclays Bank PLC	INR	4,478,529	USD	62,225	4/23/2020	3,422,869
Barclays Bank PLC	USD	20,693	INR	1,551,922	4/23/2020	(316,682)
Barclays Bank PLC	IDR	115,578,987	USD	6,821	5/5/2020	(241,547)
Barclays Bank PLC	KRW	14,062,643	USD	11,867	5/14/2020	316,031
Barclays Bank PLC	USD	7,730	KRW	9,304,294	5/14/2020	(87,759)
Barclays Bank PLC	USD	9,762	KRW	12,113,596	5/14/2020	187,939
Barclays Bank PLC	RUB	578,934	USD	7,633	5/20/2020	267,784
Barclays Bank PLC	TWD	247,398	USD	8,238	5/21/2020	(4,610)
Barclays Bank PLC	TWD	833,433	USD	28,003	5/21/2020	234,384
Barclays Bank PLC	USD	7,100	TWD	212,219	5/21/2020	(29,598)
Barclays Bank PLC	USD	5,391	TWD	162,754	5/21/2020	31,756
Barclays Bank PLC	CHF	9,755	USD	10,307	6/15/2020	135,834
Barclays Bank PLC	GBP	8,312	USD	10,327	6/15/2020	(10,367)
Barclays Bank PLC	GBP	35,588	USD	45,219	6/15/2020	956,875
Barclays Bank PLC	ILS	170,631	USD	50,035	6/15/2020	1,681,437
Barclays Bank PLC	JPY	270,446	USD	2,541	6/15/2020	17,889
Barclays Bank PLC	USD	4,760	CAD	6,633	6/15/2020	(43,207)
Barclays Bank PLC	USD	12,082	CHF	11,159	6/15/2020	(447,073)
Barclays Bank PLC	USD	9,340	CNY	64,929	6/15/2020	(190,284)
Barclays Bank PLC	USD	5,147	CNY	36,538	6/15/2020	1,628
Barclays Bank PLC	USD	10,698	EUR	9,568	6/15/2020	(115,566)
Barclays Bank PLC	USD	4,737	EUR	4,334	6/15/2020	56,703
Barclays Bank PLC	USD	9,884	GBP	8,051	6/15/2020	129,260
Barclays Bank PLC	USD	22,715	JPY	2,464,652	6/15/2020	279,088
Barclays Bank PLC	USD	23,722	MYR	98,115	8/13/2020	(1,016,900)
BNP Paribas SA	KRW	5,737,008	USD	4,846	5/14/2020	133,754
BNP Paribas SA	GBP	8,962	USD	10,624	6/15/2020	(522,486)
Citibank, NA	BRL	173,757	USD	33,423	4/2/2020	(16,724)
Citibank, NA	BRL	29,985	USD	5,768	4/2/2020	(2,886)
Citibank, NA	BRL	90,168	USD	20,547	4/2/2020	3,193,882
Citibank, NA	BRL	319,666	USD	72,404	4/2/2020	10,883,498
Citibank, NA	USD	30,437	BRL	147,477	4/2/2020	(2,054,256)
Citibank, NA	USD	6,318	BRL	29,985	4/2/2020	(547,278)
Citibank, NA	USD	17,344	BRL	90,168	4/2/2020	8,679
Citibank, NA	USD	66,544	BRL	345,946	4/2/2020	33,589
Citibank, NA	AUD	16,074	USD	9,182	4/17/2020	(705,624)
Citibank, NA	THB	285,267	USD	8,957	4/17/2020	264,542
Citibank, NA	TRY	155,497	USD	24,747	4/17/2020	1,344,303
Citibank, NA	USD	18,941	CHF	18,392	4/17/2020	181,208
Citibank, NA	USD	4,997	CNY	35,496	4/17/2020	14,674
Citibank, NA	USD	59,107	EUR	52,755	4/17/2020	(892,848)
Citibank, NA	USD	202,237	GBP	156,268	4/17/2020	(8,080,877)
Citibank, NA	USD	22,688	MXN	501,425	4/17/2020	(1,595,935)
Citibank, NA	USD	78,430	INR	5,634,015	4/23/2020	(4,456,913)
Citibank, NA	USD	2,197	INR	170,665	4/23/2020	43,757
Citibank, NA	USD	7,185	BRL	37,083	5/5/2020	(63,080)
Citibank, NA	USD	5,744	KRW	6,855,974	5/14/2020	(112,389)
Citibank, NA	USD	7,966	RUB	578,934	5/20/2020	(600,687)
Citibank, NA	EUR	85,159	USD	92,747	6/15/2020	(1,440,594)
Citibank, NA	EUR	47,877	USD	53,996	6/15/2020	1,042,611
Citibank, NA	GBP	7,068	USD	9,274	6/15/2020	483,453

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	HKD	407,015	USD	52,242	6/15/2020	(243,011)
Citibank, NA	JPY	7,638,542	USD	73,084	6/15/2020	1,819,352
Citibank, NA	NOK	252,526	USD	25,835	6/15/2020	1,538,594
Citibank, NA	USD	17,110	CHF	16,107	6/15/2020	(316,476)
Citibank, NA	USD	70,626	EUR	62,374	6/15/2020	(1,638,797)
Citibank, NA	USD	14,727	GBP	11,499	6/15/2020	(425,180)
Citibank, NA	USD	51,066	JPY	5,434,989	6/15/2020	(359,932)
Citibank, NA	USD	83,223	JPY	9,145,633	6/15/2020	2,102,510
Credit Suisse International	AUD	19,051	USD	11,780	4/17/2020	60,758
Credit Suisse International	CAD	44,091	USD	31,878	4/17/2020	541,794
Credit Suisse International	CNY	146,157	USD	20,825	4/17/2020	188,853
Credit Suisse International	USD	17,948	CAD	25,135	4/17/2020	(83,930)
Credit Suisse International	USD	15,758	SGD	22,161	4/17/2020	(162,930)
Credit Suisse International	USD	3,598	TRY	23,674	4/17/2020	(35,125)
Credit Suisse International	CHF	6,121	USD	6,245	6/15/2020	(137,285)
Credit Suisse International	EUR	54,026	USD	58,727	6/15/2020	(1,026,679)
Credit Suisse International	SEK	180,430	USD	18,877	6/15/2020	608,218
Credit Suisse International	TRY	48,499	USD	7,403	6/15/2020	224,358
Credit Suisse International	USD	14,408	AUD	24,751	6/15/2020	819,076
Credit Suisse International	USD	53,492	CHF	51,469	6/15/2020	171,490
Credit Suisse International	USD	64,922	EUR	59,881	6/15/2020	1,308,015
Credit Suisse International	USD	4,812	ILS	17,598	6/15/2020	174,588
Credit Suisse International	USD	9,467	NOK	100,080	6/15/2020	162,576
Credit Suisse International	USD	9,069	SEK	87,581	6/15/2020	(201,561)
Goldman Sachs Bank USA	AUD	15,394	USD	9,662	4/17/2020	192,752
Goldman Sachs Bank USA	CAD	6,926	USD	5,228	6/15/2020	302,794
Goldman Sachs Bank USA	JPY	2,367,373	USD	21,502	6/15/2020	(584,669)
Goldman Sachs Bank USA	USD	23,776	CAD	32,735	6/15/2020	(498,694)
Goldman Sachs Bank USA	USD	16,259	JPY	1,788,782	6/15/2020	429,872
HSBC Bank USA	BRL	23,100	USD	4,443	4/2/2020	(2,223)
HSBC Bank USA	USD	4,480	BRL	23,100	4/2/2020	(34,141)
HSBC Bank USA	CNY	725,242	USD	103,165	6/15/2020	969,274
HSBC Bank USA	GBP	8,434	USD	9,914	6/15/2020	(575,664)
HSBC Bank USA	HKD	92,509	USD	11,922	6/15/2020	(7,086)
HSBC Bank USA	JPY	3,125,594	USD	28,836	6/15/2020	(324,802)
HSBC Bank USA	USD	4,534	CAD	6,551	6/15/2020	124,749
HSBC Bank USA	USD	11,584	CNY	80,738	6/15/2020	(206,787)
HSBC Bank USA	USD	8,525	MXN	164,734	6/15/2020	(1,656,351)
HSBC Bank USA	USD	5,428	NZD	8,584	6/15/2020	(309,352)
HSBC Bank USA	USD	9,233	SGD	12,904	6/15/2020	(143,747)
HSBC Bank USA	USD	7,620	TRY	48,499	6/15/2020	(442,069)
JPMorgan Chase Bank, NA	KRW	10,258,513	USD	8,663	5/14/2020	236,389
JPMorgan Chase Bank, NA	CAD	119,992	USD	90,327	6/15/2020	5,003,072
JPMorgan Chase Bank, NA	USD	10,019	GBP	7,742	6/15/2020	(390,017)
JPMorgan Chase Bank, NA	USD	4,278	HKD	33,229	6/15/2020	6,512
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	28,066	4/2/2020	(14,044)
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,133	4/2/2020	(3,569)
Morgan Stanley Capital Services, Inc.	USD	29,164	BRL	145,909	4/2/2020	(1,083,818)
Morgan Stanley Capital Services, Inc.	USD	7,412	BRL	37,083	4/2/2020	(275,454)
Morgan Stanley Capital Services, Inc.	AUD	27,196	USD	16,307	4/17/2020	(422,614)
Morgan Stanley Capital Services, Inc.	AUD	38,763	USD	24,770	4/17/2020	925,252
Morgan Stanley Capital Services, Inc.	CHF	6,260	USD	6,686	4/17/2020	177,747
Morgan Stanley Capital Services, Inc.	CNY	383,040	USD	53,827	4/17/2020	(256,503)
Morgan Stanley Capital Services, Inc.	CNY	56,267	USD	8,013	4/17/2020	68,456
Morgan Stanley Capital Services, Inc.	EUR	4,647	USD	5,270	4/17/2020	142,179
Morgan Stanley Capital Services, Inc.	GBP	14,657	USD	18,498	4/17/2020	287,255
Morgan Stanley Capital Services, Inc.	SGD	39,020	USD	27,863	4/17/2020	404,270
Morgan Stanley Capital Services, Inc.	USD	24,514	AUD	35,372	4/17/2020	(2,754,932)
Morgan Stanley Capital Services, Inc.	USD	5,080	EUR	4,716	4/17/2020	124,362
Morgan Stanley Capital Services, Inc.	USD	71,925	JPY	7,649,893	4/17/2020	(736,252)
Morgan Stanley Capital Services, Inc.	USD	27,833	JPY	3,075,440	4/17/2020	786,293
Morgan Stanley Capital Services, Inc.	USD	10,907	PLN	42,204	4/17/2020	(705,334)
Morgan Stanley Capital Services, Inc.	USD	42,173	ZAR	694,145	4/17/2020	(3,451,026)
Morgan Stanley Capital Services, Inc.	INR	626,363	USD	8,373	4/23/2020	148,748
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,400	5/5/2020	278,343
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	29,116	5/5/2020	1,095,184
Morgan Stanley Capital Services, Inc.	IDR	88,098,945	USD	5,676	5/5/2020	293,250
Morgan Stanley Capital Services, Inc.	USD	22,873	IDR	317,241,975	5/5/2020	(3,487,666)
Morgan Stanley Capital Services, Inc.	USD	8,333	IDR	115,578,987	5/5/2020	(1,270,642)
Morgan Stanley Capital Services, Inc.	KRW	10,224,397	USD	8,109	5/14/2020	(288,957)
Morgan Stanley Capital Services, Inc.	KRW	60,395,565	USD	50,962	5/14/2020	1,352,976
Morgan Stanley Capital Services, Inc.	KRW	62,708,693	USD	52,914	5/14/2020	1,404,794
Morgan Stanley Capital Services, Inc.	USD	10,641	KRW	13,191,804	5/14/2020	194,432
Morgan Stanley Capital Services, Inc.	USD	19,205	RUB	1,419,215	5/20/2020	(1,150,175)
Morgan Stanley Capital Services, Inc.	USD	4,565	RUB	366,334	5/20/2020	95,361
Morgan Stanley Capital Services, Inc.	USD	6,963	TWD	207,199	5/21/2020	(59,136)
Morgan Stanley Capital Services, Inc.	GBP	9,650	USD	11,237	6/15/2020	(765,268)
Morgan Stanley Capital Services, Inc.	JPY	1,565,082	USD	14,117	6/15/2020	(484,169)

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	MXN	164,734	USD	7,101	6/15/2020	231,939
Morgan Stanley Capital Services, Inc.	USD	8,408	CHF	7,953	6/15/2020	(116,066)
Morgan Stanley Capital Services, Inc.	USD	73,975	EUR	66,051	6/15/2020	(921,106)
Morgan Stanley Capital Services, Inc.	USD	11,535	ILS	40,295	6/15/2020	(115,783)
Morgan Stanley Capital Services, Inc.	USD	17,672	JPY	1,894,730	6/15/2020	5,325
Natwest Markets PLC	AUD	15,309	USD	9,011	4/17/2020	(405,976)
Natwest Markets PLC	KRW	6,180,564	USD	5,229	5/14/2020	152,546
Natwest Markets PLC	EUR	22,642	USD	25,588	6/15/2020	545,335
Natwest Markets PLC	JPY	2,857,755	USD	27,282	6/15/2020	620,182
Natwest Markets PLC	USD	7,656	CAD	10,270	6/15/2020	(353,073)
Natwest Markets PLC	USD	4,597	NOK	51,985	6/15/2020	404,689
Societe Generale	CNY	98,290	USD	13,858	4/17/2020	(20,148)
Societe Generale	EUR	6,531	USD	6,987	4/17/2020	(219,859)
Societe Generale	GBP	8,707	USD	10,320	4/17/2020	(498,069)
Societe Generale	USD	23,901	CNY	166,907	4/17/2020	(334,827)
Societe Generale	USD	9,014	GBP	7,434	4/17/2020	222,712
Standard Chartered Bank	USD	16,214	INR	1,219,128	4/23/2020	(206,965)
Standard Chartered Bank	CHF	20,945	USD	21,600	6/15/2020	(237,827)
Standard Chartered Bank	USD	28,740	EUR	26,054	6/15/2020	76,402
State Street Bank & Trust Co.	CHF	5,581	USD	5,755	4/17/2020	(47,622)
State Street Bank & Trust Co.	NZD	13,432	USD	8,403	4/17/2020	388,950
State Street Bank & Trust Co.	USD	6,005	AUD	10,387	4/17/2020	384,410
State Street Bank & Trust Co.	INR	478,613	USD	6,444	4/23/2020	159,526
State Street Bank & Trust Co.	EUR	40,222	USD	44,749	6/15/2020	262,874
State Street Bank & Trust Co.	USD	80,788	AUD	122,316	6/15/2020	(5,536,719)
State Street Bank & Trust Co.	USD	7,166	CNY	50,284	6/15/2020	(80,670)
State Street Bank & Trust Co.	USD	91,529	GBP	70,308	6/15/2020	(4,085,232)
State Street Bank & Trust Co.	USD	23,584	HKD	183,189	6/15/2020	38,701
State Street Bank & Trust Co.	USD	36,204	SEK	350,988	6/15/2020	(666,094)
State Street Bank & Trust Co.	MYR	25,041	USD	5,735	8/13/2020	(59,264)
UBS AG	CAD	15,343	USD	10,599	4/17/2020	(305,396)
UBS AG	CAD	19,215	USD	13,747	4/17/2020	90,370
UBS AG	GBP	20,281	USD	24,357	4/17/2020	(841,124)
UBS AG	ILS	19,408	USD	5,071	4/17/2020	(411,206)
UBS AG	USD	9,516	AUD	15,638	4/17/2020	103,206
UBS AG	USD	16,781	CAD	23,319	4/17/2020	(208,119)
UBS AG	USD	12,514	EUR	11,173	4/17/2020	(184,506)
UBS AG	USD	12,665	EUR	11,734	4/17/2020	282,817
UBS AG	USD	1,200	GBP	1,034	4/17/2020	84,996
UBS AG	USD	7,632	ILS	28,278	4/17/2020	356,118
UBS AG	USD	4,216	JPY	458,421	4/17/2020	50,470
UBS AG	ZAR	122,467	USD	7,347	4/17/2020	515,021
UBS AG	USD	5,768	KRW	6,845,148	5/14/2020	(145,566)
UBS AG	CAD	6,656	USD	4,621	6/15/2020	(112,190)
UBS AG	CHF	8,217	USD	8,642	6/15/2020	74,498
UBS AG	JPY	2,854,974	USD	26,972	6/15/2020	336,583

						$(990,203)

(a)	Non-income producing security.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $148,876,117 or 2.5% of net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.
(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CNY – Chinese Yuan Renminbi
EUR – Euro
GBP – Great British Pound
HKD – Hong Kong Dollar
IDR – Indonesian Rupiah
ILS – Israeli Shekel
INR – Indian Rupee
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
RUB – Russian Ruble
SEK – Swedish Krona

See notes to pro forma financial statements.

INTERNATIONAL PORTFOLIO AND TAX-MANAGED INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

	Tax Managed International Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	International Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value	U.S. $ Value
COMMON STOCKS – 96.4%
Information Technology – 17.0%
Electronic Equipment, Instruments & Components – 1.8%
Flex Ltd.(a)	566,620	229,300	—	795,920	$4,745,443	$—	$1,920,388	$6,665,831
Halma PLC	521,940	222,590	—	744,530	12,258,314	—	5,227,762	17,486,076
Keyence Corp.	70,100	29,500	69,800	169,400	22,538,019	22,441,566	9,484,616	54,464,201
Murata Manufacturing Co., Ltd.	207,000	88,200	—	295,200	10,290,946	—	4,384,838	14,675,784
Simplo Technology Co., Ltd.	—	—	2,161,000	2,161,000	—	18,808,896	—	18,808,896
Zhen Ding Technology Holding Ltd.	2,652,000	1,128,000	—	3,780,000	8,104,739	—	3,447,264	11,552,003

					57,937,461	41,250,462	24,464,868	123,652,791

IT Services – 3.3%
Adyen NV(a) (b)	12,940	5,180	—	18,120	10,997,632	—	4,402,452	15,400,084
Amadeus IT Group SA - Class A	157,440	79,230	—	236,670	7,410,519	—	3,729,264	11,139,783
Atos SE	267,070	111,210	—	378,280	17,793,591	—	7,409,388	25,202,979
Capgemini SE	171,336	75,460	988,680	1,235,476	14,317,226	82,616,350	6,305,609	103,239,185
GDS Holdings Ltd. (ADR)(a)	—	—	293,120	293,120	—	16,992,166	—	16,992,166
GMO Payment Gateway, Inc.	148,900	58,000	—	206,900	10,435,712	—	4,064,952	14,500,664
Otsuka Corp.	162,100	72,100	519,500	753,700	6,910,403	22,146,542	3,073,659	32,130,604
Pagseguro Digital Ltd.(a)	298,640	124,420	—	423,060	5,772,711	—	2,405,039	8,177,750

					73,637,794	121,755,058	31,390,363	226,783,215

Semiconductors & Semiconductor Equipment – 5.3%
ASML Holding NV	86,924	37,828	337,660	462,412	22,914,431	89,012,088	9,972,011	121,898,530
Infineon Technologies AG	624,240	260,840	—	885,080	9,011,369	—	3,765,420	12,776,789
Nanya Technology Corp.	—	—	26,182,000	26,182,000	—	46,079,887	—	46,079,887
NXP Semiconductors NV	259,697	107,900	—	367,597	21,536,672	—	8,948,147	30,484,819
Realtek Semiconductor Corp.	1,330,000	551,000	—	1,881,000	9,547,929	—	3,955,570	13,503,499
SCREEN Holdings Co., Ltd.	399,000	170,900	—	569,900	14,602,513	—	6,254,560	20,857,073
SK Hynix, Inc.	296,020	122,480	713,320	1,131,820	20,012,137	48,223,288	8,280,139	76,515,564
STMicroelectronics NV	356,650	246,770	—	603,420	7,666,757	—	5,304,712	12,971,469
Taiwan Semiconductor Manufacturing Co., Ltd.	1,647,000	682,000	1,751,000	4,080,000	14,826,806	15,763,047	6,139,576	36,729,429

					120,118,614	199,078,310	52,620,135	371,817,059

Software – 5.4%
Avast PLC(b)	5,012,177	2,091,451	2,847,758	9,951,386	24,232,341	13,768,038	10,111,525	48,111,904
AVEVA Group PLC	160,190	54,890	—	215,080	6,901,750	—	2,364,923	9,266,673
Check Point Software Technologies Ltd.(a)	99,670	41,630	427,210	568,510	10,020,822	42,951,693	4,185,480	57,157,995
Constellation Software, Inc./Canada	16,592	7,160	83,900	107,652	15,079,585	76,252,240	6,507,343	97,839,168
Dassault Systemes SE	91,920	36,220	—	128,140	13,419,494	—	5,287,795	18,707,289
Nice Ltd.(a)	62,949	26,813	189,970	279,732	9,102,144	27,468,814	3,877,040	40,447,998
Open Text Corp.	327,917	138,590	—	466,507	11,466,493	—	4,846,169	16,312,662
Oracle Corp. Japan	168,000	70,700	389,000	627,700	14,653,444	33,929,700	6,166,657	54,749,801
SAP SE	126,251	53,431	—	179,682	14,095,660	—	5,965,460	20,061,120
Temenos AG(a)	72,301	30,611	—	102,912	9,424,404	—	3,990,131	13,414,535

					128,396,137	194,370,485	53,302,523	376,069,145

Technology Hardware, Storage & Peripherals – 1.2%
Samsung Electronics Co., Ltd.	820,210	344,100	1,010,240	2,174,550	31,890,985	39,279,634	13,379,119	84,549,738

					411,980,991	595,733,949	175,157,008	1,182,871,948

Financials – 15.1%
Banks – 6.4%
Banco Comercial Portugues SA	63,170,990	26,694,090	—	89,865,080	7,099,709	—	3,000,116	10,099,825
Bank Hapoalim BM	1,889,610	770,990	2,848,240	5,508,840	11,322,293	17,066,277	4,619,670	33,008,240
Bank Leumi Le-Israel BM	3,884,530	1,613,390	—	5,497,920	21,419,149	—	8,896,170	30,315,319
Bank of Ireland Group PLC	4,083,242	1,676,448	—	5,759,690	7,611,439	—	3,125,012	10,736,451

	Tax Managed International Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	International Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value	U.S. $ Value
China CITIC Bank Corp., Ltd. - Class H	—	—	73,184,000	73,184,000	—	35,989,215	—	35,989,215
DBS Group Holdings Ltd.	632,800	279,200	—	912,000	8,256,869	—	3,643,043	11,899,912
Erste Group Bank AG	1,070,658	446,250	858,650	2,375,558	19,601,285	15,719,906	8,169,811	43,491,002
Hana Financial Group, Inc.	—	—	1,783,650	1,783,650	—	33,556,897	—	33,556,897
Hang Seng Bank Ltd.	374,400	160,200	—	534,600	6,378,753	—	2,729,370	9,108,123
HDFC Bank Ltd.	1,075,903	347,635	1,391,195	2,814,733	12,204,944	15,781,588	3,943,539	31,930,071
Jyske Bank A/S(a)	—	—	648,420	648,420	—	16,019,707	—	16,019,707
KB Financial Group, Inc.	—	—	812,360	812,360	—	22,846,825	—	22,846,825
KBC Group NV	471,250	198,100	—	669,350	21,383,041	—	8,988,818	30,371,859
Mediobanca Banca di Credito Finanziario SpA	2,045,390	858,470	2,330,900	5,234,760	11,153,881	12,710,818	4,681,392	28,546,091
Mitsubishi UFJ Financial Group, Inc.	—	—	4,262,700	4,262,700	—	15,949,117	—	15,949,117
Oversea-Chinese Banking Corp., Ltd.	1,031,989	447,921	—	1,479,910	6,252,748	—	2,713,922	8,966,670
Royal Bank of Canada	128,640	54,640	—	183,280	7,968,130	—	3,384,473	11,352,603
Sumitomo Mitsui Financial Group, Inc.	—	—	638,200	638,200	—	15,504,037	—	15,504,037
Svenska Handelsbanken AB - Class A SHS(a)	1,528,890	657,970	—	2,186,860	12,608,911	—	5,426,346	18,035,257
Turkiye Garanti Bankasi AS(a)	—	—	19,523,220	19,523,220	—	23,943,989	—	23,943,989

					153,261,152	225,088,376	63,321,682	441,671,210

Capital Markets – 3.3%
B3 SA - Brasil Bolsa Balcao	—	—	3,020,800	3,020,800	—	20,870,792	—	20,870,792
Credit Suisse Group AG(a)	1,834,374	763,053	—	2,597,427	14,805,870	—	6,158,866	20,964,736
Euronext NV(b)	80,520	41,567	—	122,087	5,928,943	—	3,060,710	8,989,653
London Stock Exchange Group PLC	191,820	85,470	—	277,290	17,159,414	—	7,645,788	24,805,202
Partners Group Holding AG	50,138	21,426	55,040	126,604	34,327,775	37,684,007	14,669,650	86,681,432
Singapore Exchange Ltd.	1,466,200	622,800	7,615,800	9,704,800	9,442,985	49,049,165	4,011,111	62,503,261
St. James’s Place PLC	413,080	175,710	—	588,790	3,857,311	—	1,640,767	5,498,078

					85,522,298	107,603,964	37,186,892	230,313,154

Consumer Finance – 0.0%
Isracard Ltd.	93,420	38,117	140,814	272,351	250,730	377,929	102,302	730,961

Diversified Financial Services – 1.1%
Fubon Financial Holding Co., Ltd.	—	—	24,447,000	24,447,000	—	30,217,141	—	30,217,141
ORIX Corp.	911,300	367,900	2,488,300	3,767,500	10,872,412	29,687,066	4,389,290	44,948,768

					10,872,412	59,904,207	4,389,290	75,165,909

Insurance – 4.1%
Admiral Group PLC	387,650	163,210	—	550,860	10,675,928	—	4,494,823	15,170,751
AIA Group Ltd.	2,277,600	997,200	3,686,400	6,961,200	20,395,073	33,010,361	8,929,560	62,334,994
Allianz SE	139,930	58,610	41,480	240,020	23,829,716	7,063,936	9,981,131	40,874,783
ASR Nederland NV	—	—	1,296,610	1,296,610	—	32,601,102	—	32,601,102
NN Group NV	—	—	1,153,490	1,153,490	—	31,346,944	—	31,346,944
Prudential PLC	884,263	384,854	—	1,269,117	11,079,673	—	4,822,159	15,901,832
Sampo Oyj - Class A	223,770	112,430	—	336,200	6,455,496	—	3,243,471	9,698,967
Suncorp Group Ltd.	3,101,770	1,284,460	—	4,386,230	17,224,942	—	7,132,943	24,357,885
Swiss Re AG	204,900	85,410	260,790	551,100	15,777,076	20,080,545	6,576,477	42,434,098
Zurich Insurance Group AG	22,960	10,050	—	33,010	8,065,999	—	3,530,631	11,596,630

					113,503,903	124,102,888	48,711,195	286,317,986

Thrifts & Mortgage Finance – 0.2%
Housing Development Finance Corp., Ltd.	—	—	731,959	731,959	—	15,720,496	—	15,720,496
					363,410,495	532,797,860	153,711,361	1,049,919,716

Consumer Staples – 12.6%
Beverages – 1.7%
Budweiser Brewing Co. APAC Ltd.(a) (b)	1,727,800	726,000	—	2,453,800	4,443,431	—	1,867,074	6,310,505

	Tax Managed International Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	International Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value	U.S. $ Value
Coca-Cola Bottlers Japan Holdings, Inc.	488,800	196,500	—	685,300	10,031,874	—	4,032,863	14,064,737
Coca-Cola European Partners PLC	554,350	242,740	—	797,090	20,804,756	—	9,110,032	29,914,788
Pernod Ricard SA	—	—	178,940	178,940	—	25,398,049	—	25,398,049
Treasury Wine Estates Ltd.	862,794	359,603	—	1,222,397	5,356,714	—	2,232,619	7,589,333
Wuliangye Yibin Co., Ltd. - Class A	—	—	2,003,197	2,003,197	—	32,223,363	—	32,223,363
					40,636,775	57,621,412	17,242,588	115,500,775
Food & Staples Retailing – 2.8%
Coles Group Ltd.	—	—	3,299,559	3,299,559	—	30,728,910	—	30,728,910
Koninklijke Ahold Delhaize NV	1,562,840	641,480	3,054,570	5,258,890	36,408,770	71,160,922	14,944,267	122,513,959
Tesco PLC	5,468,440	2,268,060	—	7,736,500	15,443,020	—	6,405,062	21,848,082
X5 Retail Group NV (GDR)(b)	—	—	651,240	651,240	—	17,583,480	—	17,583,480
					51,851,790	119,473,312	21,349,329	192,674,431

Food Products – 5.0%
Calbee, Inc.	237,100	101,100	696,600	1,034,800	6,398,585	18,799,048	2,728,372	27,926,005
Danone SA	226,900	92,050	—	318,950	14,521,187	—	5,891,032	20,412,219
Kerry Group PLC - Class A	118,800	48,640	—	167,440	13,783,772	—	5,643,457	19,427,229
Morinaga & Co., Ltd./Japan	336,900	146,600	—	483,500	13,791,533	—	6,001,302	19,792,835
Nestle SA	347,551	145,544	1,164,660	1,657,755	35,578,026	119,223,664	14,899,017	169,700,707
Nichirei Corp.	496,200	206,000	—	702,200	13,971,926	—	5,800,518	19,772,444
Orkla ASA	—	—	1,187,600	1,187,600	—	10,175,012	—	10,175,012
Salmar ASA	671,540	283,970	—	955,510	22,217,189	—	9,394,847	31,612,036
WH Group Ltd.(b)	24,062,000	9,989,500	—	34,051,500	22,209,421	—	9,220,389	31,429,810

					142,471,639	148,197,724	59,578,934	350,248,297

Household Products – 0.6%
Essity AB - Class B	326,220	158,940	—	485,160	9,993,280	—	4,868,899	14,862,179
Reckitt Benckiser Group PLC	123,509	51,590	—	175,099	9,408,370	—	3,929,898	13,338,268
Unicharm Corp.	282,500	102,900	—	385,400	10,575,060	—	3,851,942	14,427,002

					29,976,710	—	12,650,739	42,627,449

Personal Products – 0.7%
Kose Corp.	56,800	24,200	—	81,000	7,028,521	—	2,994,546	10,023,067
Unilever PLC	289,750	120,840	371,780	782,370	14,612,148	18,748,937	6,093,984	39,455,069

					21,640,669	18,748,937	9,088,530	49,478,136

Tobacco – 1.8%
British American Tobacco PLC	877,164	370,567	540,670	1,788,401	29,880,824	18,418,067	12,623,463	60,922,354
Philip Morris International, Inc.	132,600	69,700	—	202,300	9,674,496	—	5,085,312	14,759,808
Swedish Match AB	189,010	80,510	608,750	878,270	10,701,681	34,467,214	4,558,448	49,727,343
					50,257,001	52,885,281	22,267,223	125,409,505

					336,834,584	396,926,666	142,177,343	875,938,593

Health Care – 11.0%
Biotechnology – 0.3%
Abcam PLC	422,550	180,650	—	603,200	5,999,029	—	2,564,725	8,563,754
Genmab A/S(a)	43,896	18,328	—	62,224	8,817,327	—	3,681,519	12,498,846

					14,816,356	—	6,246,244	21,062,600

Health Care Equipment & Supplies – 1.2%
Cochlear Ltd.	—	—	276,800	276,800	—	31,547,257	—	31,547,257
Koninklijke Philips NV	418,750	178,190	682,550	1,279,490	17,192,768	28,023,699	7,316,011	52,532,478

					17,192,768	59,570,956	7,316,011	84,079,735

Health Care Providers & Services – 0.7%
Apollo Hospitals Enterprise Ltd.	732,393	279,725	—	1,012,118	10,984,657	—	4,195,402	15,180,059
Galenica AG(b)	106,000	45,623	—	151,623	7,232,657	—	3,112,977	10,345,634
NMC Health PLC(c) (d) (e)	376,352	153,099	—	529,451	490,186	—	199,406	689,592
Sonic Healthcare Ltd.	—	—	1,289,992	1,289,992	—	19,388,351	—	19,388,351

					18,707,500	19,388,351	7,507,785	45,603,636

	Tax Managed International Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	International Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value	U.S. $ Value
Life Sciences Tools & Services – 1.3%
Bio-Rad Laboratories, Inc. - Class A(a)	21,700	9,200	—	30,900	7,607,152	—	3,225,152	10,832,304
Eurofins Scientific SE	17,903	7,698	—	25,601	8,736,658	—	3,756,622	12,493,280
Gerresheimer AG	235,580	98,290	—	333,870	14,855,286	—	6,198,005	21,053,291
ICON PLC(a)	51,860	22,300	—	74,160	7,052,960	—	3,032,800	10,085,760
Lonza Group AG	29,703	12,380	—	42,083	12,217,550	—	5,092,188	17,309,738
Tecan Group AG	48,170	20,560	—	68,730	14,427,133	—	6,157,813	20,584,946

					64,896,739	—	27,462,580	92,359,319

Pharmaceuticals – 7.5%
Astellas Pharma, Inc.	819,300	342,200	3,759,900	4,921,400	12,623,249	57,930,126	5,272,398	75,825,773
GlaxoSmithKline PLC	1,871,320	786,850	—	2,658,170	35,113,752	—	14,764,581	49,878,333
Novo Nordisk A/S - Class B	672,610	281,500	1,552,800	2,506,910	40,165,604	92,727,064	16,810,065	149,702,733
Roche Holding AG	226,739	95,043	419,540	741,322	72,951,427	134,983,580	30,579,311	238,514,318
Sanofi	71,660	30,550	—	102,210	6,203,950	—	2,644,860	8,848,810
					167,057,982	285,640,770	70,071,215	522,769,967

					282,671,345	364,600,077	118,603,835	765,875,257

Industrials – 9.5%
Aerospace & Defense – 1.2%
Airbus SE	288,743	121,307	—	410,050	18,618,678	—	7,822,098	26,440,776
BAE Systems PLC	3,649,661	1,515,550	—	5,165,211	23,449,147	—	9,737,440	33,186,587
MTU Aero Engines AG	91,540	38,010	—	129,550	13,236,383	—	5,496,121	18,732,504
Saab AB - Class B	272,277	112,708	—	384,985	5,173,162	—	2,141,410	7,314,572

					60,477,370	—	25,197,069	85,674,439

Air Freight & Logistics – 0.5%
Kuehne & Nagel International AG	42,600	19,060	—	61,660	5,802,998	—	2,596,365	8,399,363
SG Holdings Co., Ltd.	847,300	351,700	—	1,199,000	20,181,376	—	8,376,950	28,558,326

					25,984,374	—	10,973,315	36,957,689

Airlines – 0.1%
Wizz Air Holdings PLC(a) (b)	242,810	104,150	—	346,960	6,834,233	—	2,931,450	9,765,683

Building Products – 0.9%
Assa Abloy AB - Class B	309,362	129,093	1,908,870	2,347,325	5,775,386	35,636,118	2,409,998	43,821,502
Kingspan Group PLC	245,080	100,970	—	346,050	13,215,813	—	5,444,756	18,660,569
					18,991,199	35,636,118	7,854,754	62,482,071
Commercial Services & Supplies – 0.2%
Secom Co., Ltd.	99,900	42,500	—	142,400	8,262,548	—	3,515,098	11,777,646

Electrical Equipment – 0.7%
Nidec Corp.	148,300	61,600	—	209,900	7,642,566	—	3,174,525	10,817,091
Schneider Electric SE	170,300	72,920	—	243,220	14,394,241	—	6,163,406	20,557,647
Vestas Wind Systems A/S	149,520	63,770	—	213,290	12,165,787	—	5,188,685	17,354,472

					34,202,594	—	14,526,616	48,729,210

Industrial Conglomerates – 0.2%
NWS Holdings Ltd.	—	—	13,186,000	13,186,000	—	13,437,676	—	13,437,676

Machinery – 1.8%
Alstom SA	270,181	111,921	—	382,102	11,156,343	—	4,621,454	15,777,797
KION Group AG	131,923	55,759	—	187,682	5,677,686	—	2,399,749	8,077,435

	Tax Managed International Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	International Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value	U.S. $ Value
Sany Heavy Industry Co., Ltd.	—	—	9,897,424	9,897,424	—	23,766,421	—	23,766,421
SMC Corp./Japan	28,400	13,100	—	41,500	11,906,518	—	5,492,091	17,398,609
Weichai Power Co., Ltd. - Class A	—	—	9,231,950	9,231,950	—	15,326,581	—	15,326,581
Weichai Power Co., Ltd. - Class H	2,985,000	1,235,000	4,660,000	8,880,000	4,754,784	7,422,878	1,967,222	14,144,884
Xylem, Inc./NY	123,060	46,560	—	169,620	8,014,898	—	3,032,453	11,047,351
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class H	—	—	23,467,400	23,467,400	—	16,881,081	—	16,881,081

					41,510,229	63,396,961	17,512,969	122,420,159

Professional Services – 2.8%
Experian PLC	299,570	132,620	—	432,190	8,325,449	—	3,685,686	12,011,135
Intertek Group PLC	69,620	29,520	—	99,140	4,067,552	—	1,724,708	5,792,260
Intertrust NV(b)	227,409	97,336	—	324,745	2,862,534	—	1,225,227	4,087,761
Meitec Corp.	159,000	71,900	—	230,900	6,305,408	—	2,851,314	9,156,722
Recruit Holdings Co., Ltd.	711,300	310,900	994,500	2,016,700	18,373,782	25,689,198	8,030,942	52,093,922
RELX PLC	—	—	1,415,950	1,415,950	—	30,272,609	—	30,272,609
RELX PLC (London)	919,880	387,290	—	1,307,170	19,632,471	—	8,265,708	27,898,179
UT Group Co., Ltd.(a)	504,600	210,200	—	714,800	5,130,816	—	2,137,331	7,268,147
Wolters Kluwer NV	229,030	96,430	283,560	609,020	16,211,679	20,071,535	6,825,709	43,108,923

					80,909,691	76,033,342	34,746,625	191,689,658

Road & Rail – 0.4%
Aurizon Holdings Ltd.	—	—	12,155,190	12,155,190	—	31,501,047	—	31,501,047

Trading Companies & Distributors – 0.7%
AerCap Holdings NV(a)	628,790	260,910	661,120	1,550,820	14,330,124	15,066,925	5,946,139	35,343,188
Ashtead Group PLC	334,898	141,529	—	476,427	7,238,471	—	3,059,002	10,297,473

					21,568,595	15,066,925	9,005,141	45,640,661

					298,740,833	235,072,069	126,263,037	660,075,939

Consumer Discretionary – 8.6%
Auto Components – 0.8%
Aptiv PLC	185,480	77,410	—	262,890	9,133,035	—	3,811,668	12,944,703
Faurecia SE	539,780	224,170	—	763,950	15,805,624	—	6,564,057	22,369,681
NGK Spark Plug Co., Ltd.	896,700	358,200	—	1,254,900	12,569,368	—	5,021,019	17,590,387

					37,508,027	—	15,396,744	52,904,771

Automobiles – 1.1%
Peugeot SA	1,443,222	599,368	2,422,226	4,464,816	18,789,700	31,535,619	7,803,335	58,128,654
Subaru Corp.	685,000	281,200	—	966,200	13,093,827	—	5,375,160	18,468,987

					31,883,527	31,535,619	13,178,495	76,597,641

Diversified Consumer Services – 0.9%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	—	—	433,770	433,770	—	46,951,265	—	46,951,265
YDUQS Part	—	—	3,707,400	3,707,400	—	15,818,221	—	15,818,221

					—	62,769,486	—	62,769,486

Hotels, Restaurants & Leisure – 1.7%
Aristocrat Leisure Ltd.	653,330	290,430	—	943,760	8,465,609	—	3,763,285	12,228,894
Compass Group PLC	903,653	383,469	1,662,680	2,949,802	14,079,007	25,904,726	5,974,486	45,958,219
GVC Holdings PLC	2,518,020	1,041,170	—	3,559,190	17,441,641	—	7,211,902	24,653,543
OPAP SA	—	—	2,593,340	2,593,340	—	19,538,923	—	19,538,923
Sushiro Global Holdings Ltd.	452,000	187,600	—	639,600	6,626,267	—	2,750,194	9,376,461
Yum China Holdings, Inc.	136,645	58,100	—	194,745	5,825,177	—	2,476,803	8,301,980

					52,437,701	45,443,649	22,176,670	120,058,020

	Tax Managed International Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	International Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value	U.S. $ Value
Internet & Direct Marketing Retail – 1.9%
Alibaba Group Holding Ltd.(a)	516,020	221,500	—	737,520	12,503,687	—	5,367,169	17,870,856
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	52,579	21,945	459,720	534,244	10,225,564	89,406,346	4,267,864	103,899,774
Moneysupermarket.com Group PLC	1,698,080	723,250	—	2,421,330	6,310,179	—	2,687,646	8,997,825

					29,039,430	89,406,346	12,322,679	130,768,455

Leisure Products – 0.2%
Bandai Namco Holdings, Inc.	153,600	78,900	—	232,500	7,450,094	—	3,826,904	11,276,998

Multiline Retail – 0.1%
B&M European Value Retail SA	2,343,042	1,007,587	—	3,350,629	7,957,478	—	3,421,983	11,379,461

Specialty Retail – 0.1%
Hikari Tsushin, Inc.	28,600	11,900	—	40,500	4,785,720	—	1,991,261	6,776,981

Textiles, Apparel & Luxury Goods – 1.8%
adidas AG	34,710	16,280	173,650	224,640	7,706,566	38,555,034	3,614,604	49,876,204
LVMH Moet Hennessy Louis Vuitton SE	20,309	8,568	—	28,877	7,448,347	—	3,142,323	10,590,670
NIKE, Inc. - Class B	105,760	37,260	—	143,020	8,750,583	—	3,082,893	11,833,476
Moncler SpA	—	—	485,680	485,680	—	17,648,967	—	17,648,967
Pandora A/S	309,290	131,280	—	440,570	9,937,836	—	4,218,174	14,156,010
Puma SE	91,560	41,960	—	133,520	5,379,613	—	2,465,362	7,844,975
Shenzhou International Group Holdings Ltd.	879,000	379,000	—	1,258,000	9,220,764	—	3,975,733	13,196,497

					48,443,709	56,204,001	20,499,089	125,146,799

					219,505,686	285,359,101	92,813,825	597,678,612

Communication Services – 6.1%
Diversified Telecommunication Services – 3.1%
Cellnex Telecom SA(b)	438,629	190,289	—	628,918	19,897,282	—	8,631,973	28,529,255
China Unicom Hong Kong Ltd.	—	—	44,232,000	44,232,000	—	25,798,323	—	25,798,323
HKT Trust & HKT Ltd. - Class SS	6,571,000	2,745,000	—	9,316,000	8,936,871	—	3,733,330	12,670,201
Nippon Telegraph & Telephone Corp.	1,250,500	518,700	3,337,200	5,106,400	29,907,729	79,814,532	12,405,549	122,127,810
Orange SA	1,163,470	481,900	—	1,645,370	14,086,659	—	5,834,582	19,921,241
TELUS Corp.	230,700	98,680	—	329,380	3,647,463	—	1,560,172	5,207,635

					76,476,004	105,612,855	32,165,606	214,254,465

Entertainment – 0.5%
Daiichikosho Co., Ltd.	114,600	46,700	—	161,300	3,066,940	—	1,249,791	4,316,731
Nintendo Co., Ltd.	63,000	26,700	—	89,700	24,485,168	—	10,377,048	34,862,216
					27,552,108	—	11,626,839	39,178,947
Interactive Media & Services – 1.5%
Auto Trader Group PLC	1,790,960	782,270	6,138,970	8,712,200	9,677,975	33,173,717	4,227,224	47,078,916
Kakaku.com, Inc.	322,700	147,100	898,700	1,368,500	5,902,000	16,436,713	2,690,376	25,029,089
Tencent Holdings Ltd.	441,000	187,300	—	628,300	21,797,569	—	9,257,788	31,055,357

					37,377,544	49,610,430	16,175,388	103,163,362

Media – 0.2%
Cogeco Communications, Inc.	77,790	35,510	—	113,300	5,277,205	—	2,408,967	7,686,172
Informa PLC	654,800	273,860	—	928,660	3,566,506	—	1,491,636	5,058,142

					8,843,711	—	3,900,603	12,744,314

	Tax Managed International Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	International Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value	U.S. $ Value
Wireless Telecommunication Services – 0.8%
KDDI Corp.	—	—	2,015,400	2,015,400	—	59,532,062	—	59,532,062
					150,249,367	214,755,347	63,868,436	428,873,150

Materials – 5.7%
Chemicals – 2.5%
Air Water, Inc.	774,800	328,800	—	1,103,600	10,610,756	—	4,502,861	15,113,617
Chr Hansen Holding A/S	212,950	95,340	—	308,290	15,714,161	—	7,035,398	22,749,559
Covestro AG(b)	424,610	175,380	—	599,990	12,886,125	—	5,322,457	18,208,582
Evonik Industries AG	602,220	247,910	—	850,130	12,576,289	—	5,177,158	17,753,447
Koninklijke DSM NV	104,320	45,502	—	149,822	11,734,826	—	5,118,463	16,853,289
Kumho Petrochemical Co., Ltd.	—	—	339,190	339,190	—	17,906,256	—	17,906,256
Sika AG	59,516	25,161	—	84,677	9,773,285	—	4,131,757	13,905,042
Tosoh Corp.	1,395,500	570,000	2,302,000	4,267,500	15,770,678	26,015,120	6,441,624	48,227,422

					89,066,120	43,921,376	37,729,718	170,717,214

Construction Materials – 1.6%
Anhui Conch Cement Co., Ltd. - Class H	—	—	4,876,000	4,876,000	—	33,496,240	—	33,496,240
China Resources Cement Holdings Ltd.	—	—	30,848,000	30,848,000	—	36,240,996	—	36,240,996
Huaxin Cement Co., Ltd.	—	—	7,388,369	7,388,369	—	23,831,659	—	23,831,659
Taiwan Cement Corp.	—	—	16,308,000	16,308,000	—	21,179,421	—	21,179,421

					—	114,748,316	—	114,748,316

Metals & Mining – 1.6%
Agnico Eagle Mines Ltd.	255,010	106,490	—	361,500	10,180,105	—	4,251,125	14,431,230
BlueScope Steel Ltd.	2,016,533	825,648	—	2,842,181	10,557,597	—	4,322,696	14,880,293
Evolution Mining Ltd.	—	—	13,969,390	13,969,390	—	32,648,377	—	32,648,377
First Quantum Minerals Ltd.	1,030,390	439,660	—	1,470,050	5,264,339	—	2,246,255	7,510,594
Newcrest Mining Ltd.	—	—	1,097,910	1,097,910	—	15,077,292	—	15,077,292
Northern Star Resources Ltd.	1,695,160	707,270	—	2,402,430	10,981,224	—	4,581,686	15,562,910
POSCO	—	—	82,290	82,290	—	10,828,359	—	10,828,359
Yamato Kogyo Co., Ltd.	77,100	4,900	—	82,000	1,320,538	—	83,925	1,404,463

					38,303,803	58,554,028	15,485,687	112,343,518

					127,369,923	217,223,720	53,215,405	397,809,048

Utilities – 5.7%
Electric Utilities – 4.6%
Centrais Eletricas Brasileiras SA	—	—	2,777,500	2,777,500	—	12,754,018	—	12,754,018
Cia de Transmissao de Energia Eletrica Paulista (Preference Shares)	—	—	6,179,400	6,179,400	—	22,559,846	—	22,559,846
Contact Energy Ltd.	—	—	3,936,870	3,936,870	—	13,399,022	—	13,399,022
EDP - Energias de Portugal SA	8,671,952	3,797,665	20,470,410	32,940,027	34,890,552	82,360,223	15,279,446	132,530,221
Enel SpA	5,117,370	2,168,260	12,617,970	19,903,600	35,298,802	87,036,746	14,956,312	137,291,860

					70,189,354	218,109,855	30,235,758	318,534,967

Gas Utilities – 0.2%
Tokyo Gas Co., Ltd.	413,000	171,800	—	584,800	9,731,619	—	4,048,165	13,779,784

Independent Power and Renewable Electricity Producers – 0.6%
China Yangtze Power Co., Ltd. - Class A	—	—	15,567,218	15,567,218	—	37,857,509	—	37,857,509
Multi-Utilities – 0.2%
RWE AG	—	—	653,510	653,510	—	17,090,329	—	17,090,329
Water Utilities – 0.1%
Beijing Enterprises Water Group Ltd.(a)	14,838,000	6,508,000	—	21,346,000	5,752,518	—	2,523,075	8,275,593

					85,673,491	273,057,693	36,806,998	395,538,182

	Tax Managed International Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio	Tax-Managed International Portfolio	International Strategic Equities Portfolio	International Portfolio	Pro-Forma Combined Portfolio
Company	Shares	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value	U.S. $ Value
Energy – 3.5%
Oil, Gas & Consumable Fuels – 3.5%
Beach Energy Ltd.	—	—	21,565,791	21,565,791	—	15,029,033	—	15,029,033
JXTG Holdings, Inc.	5,246,400	2,166,900	7,116,800	14,530,100	17,876,509	24,249,684	7,383,464	49,509,657
LUKOIL PJSC (Sponsored ADR)	—	—	632,340	632,340	—	37,409,234	—	37,409,234
Neste Oyj	365,870	152,220	—	518,090	12,164,275	—	5,060,939	17,225,214
Repsol SA	2,007,701	859,356	3,299,005	6,166,062	17,911,200	29,431,244	7,666,529	55,008,973
Royal Dutch Shell PLC - Class A	143,290	64,266	—	207,556	2,489,474	—	1,116,537	3,606,011
Royal Dutch Shell PLC - Class B	555,785	248,240	800,350	1,604,375	9,322,771	13,425,119	4,163,993	26,911,883
Royal Dutch Shell PLC (Euronext Amsterdam) - Class A	1,631,740	676,850	—	2,308,590	28,295,890	—	11,737,209	40,033,099

					88,060,119	119,544,314	37,128,671	244,733,104

Real Estate – 1.6%
Equity Real Estate Investment Trusts (REITs) – 0.9%
Merlin Properties Socimi SA	758,670	319,420	—	1,078,090	5,725,404	—	2,410,546	8,135,950
Nippon Building Fund, Inc.	1,754	730	2,861	5,345	11,799,067	19,245,799	4,910,672	35,955,538
Nippon Prologis REIT, Inc.	4,330	1,802	—	6,132	10,894,671	—	4,533,995	15,428,666

					28,419,142	19,245,799	11,855,213	59,520,154

Real Estate Management & Development – 0.7%
Aroundtown SA	2,997,550	1,241,180	—	4,238,730	15,004,092	—	6,212,666	21,216,758
UOL Group Ltd.	—	—	3,829,700	3,829,700	—	17,570,392	—	17,570,392
Vonovia SE	182,970	80,730	—	263,700	9,101,565	—	4,015,792	13,117,357

					24,105,657	17,570,392	10,228,458	51,904,507

					52,524,799	36,816,191	22,083,671	111,424,661

Total Common Stocks (cost $7,425,048,212)					2,417,021,633	3,271,886,987	1,021,829,590	6,710,738,210

SHORT-TERM INVESTMENTS – 2.9%
Investment Companies – 2.9%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.53%(f) (g) (h)	99,888,231	37,770,312	63,089,198	200,747,741	99,888,231	63,089,198	37,770,312	200,747,741

(cost $200,747,741)
Total Investments – 99.3% (cost $7,625,795,953)					$2,516,909,864	$3,334,976,185	$1,059,599,902	$6,911,485,951

Other assets less liabilities – 0.7%					22,441,763	18,634,627	10,551,931	51,628,321

Net Assets – 100.0%					$2,539,351,627	$3,353,610,812	$1,070,151,833	$6,963,114,272

FORWORD CURRENCY EXCHANGE CONTRACTS

Tax-Managed International Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	6,727	USD	8,757	6/15/2020	$390,858
Bank of America, NA	USD	254,772	JPY	27,799,481	6/15/2020	4,586,053
Barclays Bank PLC	INR	4,478,529	USD	62,225	4/23/2020	3,422,869
Barclays Bank PLC	USD	20,693	INR	1,551,922	4/23/2020	(316,682)
Barclays Bank PLC	IDR	115,578,987	USD	6,821	5/5/2020	(241,547)
Barclays Bank PLC	USD	9,762	KRW	12,113,596	5/14/2020	187,939
Barclays Bank PLC	USD	7,730	KRW	9,304,294	5/14/2020	(87,759)
Barclays Bank PLC	RUB	578,934	USD	7,633	5/20/2020	267,784
Barclays Bank PLC	TWD	833,433	USD	28,003	5/21/2020	234,384
Barclays Bank PLC	TWD	247,398	USD	8,238	5/21/2020	(4,610)
Barclays Bank PLC	USD	7,100	TWD	212,219	5/21/2020	(29,598)
Barclays Bank PLC	CHF	9,755	USD	10,307	6/15/2020	135,834
Barclays Bank PLC	GBP	35,588	USD	45,219	6/15/2020	956,875
Barclays Bank PLC	GBP	8,312	USD	10,327	6/15/2020	(10,367)
Barclays Bank PLC	ILS	170,631	USD	50,035	6/15/2020	1,681,437
Barclays Bank PLC	JPY	270,446	USD	2,541	6/15/2020	17,889
Barclays Bank PLC	USD	4,760	CAD	6,633	6/15/2020	(43,207)
Barclays Bank PLC	USD	12,082	CHF	11,159	6/15/2020	(447,073)
Barclays Bank PLC	USD	5,147	CNY	36,538	6/15/2020	1,628
Barclays Bank PLC	USD	9,340	CNY	64,929	6/15/2020	(190,284)
Barclays Bank PLC	USD	4,737	EUR	4,334	6/15/2020	56,703
Barclays Bank PLC	USD	10,698	EUR	9,568	6/15/2020	(115,566)
Barclays Bank PLC	USD	9,884	GBP	8,051	6/15/2020	129,260
Barclays Bank PLC	USD	22,715	JPY	2,464,652	6/15/2020	279,088
BNP Paribas SA	KRW	5,737,008	USD	4,846	5/14/2020	133,754
BNP Paribas SA	GBP	8,962	USD	10,624	6/15/2020	(522,486)
Citibank, NA	BRL	90,168	USD	20,547	4/2/2020	3,193,882
Citibank, NA	BRL	29,985	USD	5,768	4/2/2020	(2,886)
Citibank, NA	USD	17,344	BRL	90,168	4/2/2020	8,679
Citibank, NA	USD	6,318	BRL	29,985	4/2/2020	(547,278)
Citibank, NA	USD	2,197	INR	170,665	4/23/2020	43,757
Citibank, NA	USD	7,185	BRL	37,083	5/5/2020	(63,080)
Citibank, NA	USD	7,966	RUB	578,934	5/20/2020	(600,687)
Citibank, NA	EUR	47,877	USD	53,996	6/15/2020	1,042,611
Citibank, NA	EUR	85,159	USD	92,747	6/15/2020	(1,440,594)
Citibank, NA	GBP	7,068	USD	9,274	6/15/2020	483,453
Citibank, NA	HKD	407,015	USD	52,242	6/15/2020	(243,011)
Citibank, NA	JPY	7,638,542	USD	73,084	6/15/2020	1,819,352
Citibank, NA	NOK	252,526	USD	25,835	6/15/2020	1,538,594
Citibank, NA	USD	17,110	CHF	16,107	6/15/2020	(316,476)
Citibank, NA	USD	70,626	EUR	62,374	6/15/2020	(1,638,797)
Citibank, NA	USD	14,727	GBP	11,499	6/15/2020	(425,180)
Citibank, NA	USD	83,223	JPY	9,145,633	6/15/2020	2,102,510
Citibank, NA	USD	51,066	JPY	5,434,989	6/15/2020	(359,932)
Credit Suisse International	CHF	6,121	USD	6,245	6/15/2020	(137,285)
Credit Suisse International	EUR	54,026	USD	58,727	6/15/2020	(1,026,679)
Credit Suisse International	SEK	180,430	USD	18,877	6/15/2020	608,218
Credit Suisse International	TRY	48,499	USD	7,403	6/15/2020	224,358
Credit Suisse International	USD	14,408	AUD	24,751	6/15/2020	819,076
Credit Suisse International	USD	53,492	CHF	51,469	6/15/2020	171,490
Credit Suisse International	USD	64,922	EUR	59,881	6/15/2020	1,308,015
Credit Suisse International	USD	4,812	ILS	17,598	6/15/2020	174,588
Credit Suisse International	USD	9,467	NOK	100,080	6/15/2020	162,576
Credit Suisse International	USD	9,069	SEK	87,581	6/15/2020	(201,561)
Goldman Sachs Bank USA	AUD	15,394	USD	9,662	4/17/2020	192,752
Goldman Sachs Bank USA	CAD	6,926	USD	5,228	6/15/2020	302,794
Goldman Sachs Bank USA	JPY	2,367,373	USD	21,502	6/15/2020	(584,669)
Goldman Sachs Bank USA	USD	23,776	CAD	32,735	6/15/2020	(498,694)
Goldman Sachs Bank USA	USD	16,259	JPY	1,788,782	6/15/2020	429,872
HSBC Bank USA	BRL	23,100	USD	4,443	4/2/2020	(2,223)
HSBC Bank USA	USD	4,480	BRL	23,100	4/2/2020	(34,141)
HSBC Bank USA	CNY	725,242	USD	103,165	6/15/2020	969,274
HSBC Bank USA	GBP	8,434	USD	9,914	6/15/2020	(575,664)
HSBC Bank USA	HKD	92,509	USD	11,922	6/15/2020	(7,086)
HSBC Bank USA	JPY	3,125,594	USD	28,836	6/15/2020	(324,802)

FORWORD CURRENCY EXCHANGE CONTRACTS

Tax-Managed International Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	4,534	CAD	6,551	6/15/2020	124,749
HSBC Bank USA	USD	11,584	CNY	80,738	6/15/2020	(206,787)
HSBC Bank USA	USD	8,525	MXN	164,734	6/15/2020	(1,656,351)
HSBC Bank USA	USD	5,428	NZD	8,584	6/15/2020	(309,352)
HSBC Bank USA	USD	9,233	SGD	12,904	6/15/2020	(143,747)
HSBC Bank USA	USD	7,620	TRY	48,499	6/15/2020	(442,069)
JPMorgan Chase Bank, NA	KRW	10,258,513	USD	8,663	5/14/2020	236,389
JPMorgan Chase Bank, NA	CAD	119,992	USD	90,327	6/15/2020	5,003,072
JPMorgan Chase Bank, NA	USD	10,019	GBP	7,742	6/15/2020	(390,017)
JPMorgan Chase Bank, NA	USD	4,278	HKD	33,229	6/15/2020	6,512
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,133	4/2/2020	(3,569)
Morgan Stanley Capital Services, Inc.	USD	7,412	BRL	37,083	4/2/2020	(275,454)
Morgan Stanley Capital Services, Inc.	USD	24,514	AUD	35,372	4/17/2020	(2,754,932)
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,400	5/5/2020	278,343
Morgan Stanley Capital Services, Inc.	USD	8,333	IDR	115,578,987	5/5/2020	(1,270,642)
Morgan Stanley Capital Services, Inc.	KRW	60,395,565	USD	50,962	5/14/2020	1,352,976
Morgan Stanley Capital Services, Inc.	USD	6,963	TWD	207,199	5/21/2020	(59,136)
Morgan Stanley Capital Services, Inc.	GBP	9,650	USD	11,237	6/15/2020	(765,268)
Morgan Stanley Capital Services, Inc.	JPY	1,565,082	USD	14,117	6/15/2020	(484,169)
Morgan Stanley Capital Services, Inc.	MXN	164,734	USD	7,101	6/15/2020	231,939
Morgan Stanley Capital Services, Inc.	USD	8,408	CHF	7,953	6/15/2020	(116,066)
Morgan Stanley Capital Services, Inc.	USD	73,975	EUR	66,051	6/15/2020	(921,106)
Morgan Stanley Capital Services, Inc.	USD	11,535	ILS	40,295	6/15/2020	(115,783)
Morgan Stanley Capital Services, Inc.	USD	17,672	JPY	1,894,730	6/15/2020	5,325
Natwest Markets PLC	AUD	15,309	USD	9,011	4/17/2020	(405,976)
Natwest Markets PLC	KRW	6,180,564	USD	5,229	5/14/2020	152,546
Natwest Markets PLC	EUR	22,642	USD	25,588	6/15/2020	545,335
Natwest Markets PLC	JPY	2,857,755	USD	27,282	6/15/2020	620,182
Natwest Markets PLC	USD	7,656	CAD	10,270	6/15/2020	(353,073)
Natwest Markets PLC	USD	4,597	NOK	51,985	6/15/2020	404,689
Standard Chartered Bank	USD	16,214	INR	1,219,128	4/23/2020	(206,965)
Standard Chartered Bank	CHF	20,945	USD	21,600	6/15/2020	(237,827)
Standard Chartered Bank	USD	28,740	EUR	26,054	6/15/2020	76,402
State Street Bank & Trust Co.	EUR	40,222	USD	44,749	6/15/2020	262,874
State Street Bank & Trust Co.	USD	80,788	AUD	122,316	6/15/2020	(5,536,719)
State Street Bank & Trust Co.	USD	7,166	CNY	50,284	6/15/2020	(80,670)
State Street Bank & Trust Co.	USD	91,529	GBP	70,308	6/15/2020	(4,085,232)
State Street Bank & Trust Co.	USD	23,584	HKD	183,189	6/15/2020	38,701
State Street Bank & Trust Co.	USD	36,204	SEK	350,988	6/15/2020	(666,094)
UBS AG	USD	5,768	KRW	6,845,148	5/14/2020	(145,566)
UBS AG	CAD	6,656	USD	4,621	6/15/2020	(112,190)
UBS AG	CHF	8,217	USD	8,642	6/15/2020	74,498
UBS AG	JPY	2,854,974	USD	26,972	6/15/2020	336,583

						$5,044,657

International Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	9,041	AUD	14,260	6/15/2020	$(268,069)
Bank of America, NA	USD	92,034	JPY	10,036,862	6/15/2020	1,605,914
Barclays Bank PLC	INR	1,858,772	USD	25,826	4/23/2020	1,420,630
Barclays Bank PLC	USD	9,581	INR	718,860	4/23/2020	(142,752)
Barclays Bank PLC	IDR	49,361,389	USD	2,913	5/5/2020	(103,160)
Barclays Bank PLC	USD	2,353	KRW	2,876,798	5/14/2020	10,395
Barclays Bank PLC	USD	2,575	KRW	3,098,764	5/14/2020	(29,228)
Barclays Bank PLC	RUB	247,251	USD	3,264	5/20/2020	118,668
Barclays Bank PLC	TWD	354,673	USD	11,917	5/21/2020	99,744
Barclays Bank PLC	TWD	100,849	USD	3,358	5/21/2020	(1,879)
Barclays Bank PLC	USD	1,886	TWD	56,569	5/21/2020	(830)
Barclays Bank PLC	CHF	4,165	USD	4,401	6/15/2020	57,996
Barclays Bank PLC	GBP	17,225	USD	21,911	6/15/2020	488,125
Barclays Bank PLC	GBP	3,411	USD	4,238	6/15/2020	(4,254)
Barclays Bank PLC	ILS	75,496	USD	22,138	6/15/2020	743,955
Barclays Bank PLC	USD	5,026	CHF	4,642	6/15/2020	(185,977)
Barclays Bank PLC	USD	2,445	CNY	17,359	6/15/2020	774
Barclays Bank PLC	USD	3,008	EUR	2,690	6/15/2020	(32,491)

International Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	4,432	GBP	3,610	6/15/2020	57,959
Barclays Bank PLC	USD	21,756	JPY	2,380,327	6/15/2020	451,044
Barclays Bank PLC	USD	11,728	SEK	114,389	6/15/2020	(145,919)
BNP Paribas SA	USD	1,318	TWD	39,211	5/21/2020	(11,116)
BNP Paribas SA	GBP	4,385	USD	5,198	6/15/2020	(255,646)
BNP Paribas SA	USD	3,092	ILS	10,895	6/15/2020	(4,302)
Citibank, NA	BRL	38,683	USD	8,815	4/2/2020	1,370,208
Citibank, NA	BRL	14,185	USD	2,729	4/2/2020	(1,365)
Citibank, NA	USD	7,441	BRL	38,683	4/2/2020	3,723
Citibank, NA	USD	2,989	BRL	14,185	4/2/2020	(258,901)
Citibank, NA	USD	2,878	BRL	14,854	5/5/2020	(25,267)
Citibank, NA	USD	1,891	KRW	2,367,279	5/14/2020	53,706
Citibank, NA	USD	3,402	RUB	247,251	5/20/2020	(256,541)
Citibank, NA	AUD	6,383	USD	3,758	6/15/2020	(169,305)
Citibank, NA	CAD	2,692	USD	2,032	6/15/2020	117,456
Citibank, NA	EUR	14,883	USD	16,827	6/15/2020	365,987
Citibank, NA	EUR	35,306	USD	38,467	6/15/2020	(582,282)
Citibank, NA	GBP	5,975	USD	7,840	6/15/2020	408,692
Citibank, NA	HKD	196,976	USD	25,283	6/15/2020	(117,606)
Citibank, NA	JPY	3,615,123	USD	34,412	6/15/2020	683,987
Citibank, NA	NOK	103,559	USD	10,622	6/15/2020	658,123
Citibank, NA	USD	7,262	CHF	6,836	6/15/2020	(134,316)
Citibank, NA	USD	30,739	EUR	27,145	6/15/2020	(715,928)
Citibank, NA	USD	5,864	GBP	4,579	6/15/2020	(169,310)
Citibank, NA	USD	12,380	JPY	1,351,584	6/15/2020	230,067
Citibank, NA	USD	21,147	JPY	2,250,691	6/15/2020	(149,052)
Credit Suisse International	CHF	5,114	USD	5,220	6/15/2020	(112,115)
Credit Suisse International	EUR	23,600	USD	25,645	6/15/2020	(456,919)
Credit Suisse International	SEK	43,094	USD	4,424	6/15/2020	60,588
Credit Suisse International	USD	5,030	AUD	8,641	6/15/2020	285,954
Credit Suisse International	USD	10,348	CHF	9,928	6/15/2020	3,564
Credit Suisse International	USD	23,442	EUR	21,626	6/15/2020	476,446
Credit Suisse International	USD	1,931	ILS	7,060	6/15/2020	70,042
Credit Suisse International	USD	5,763	NOK	60,925	6/15/2020	98,970
Credit Suisse International	USD	3,923	SEK	37,884	6/15/2020	(87,187)
Deutsche Bank AG	USD	5,103	CHF	4,994	6/15/2020	103,605
Goldman Sachs Bank USA	AUD	9,012	USD	5,651	6/15/2020	106,348
Goldman Sachs Bank USA	JPY	672,060	USD	6,104	6/15/2020	(165,978)
Goldman Sachs Bank USA	USD	4,995	CAD	6,877	6/15/2020	(104,991)
Goldman Sachs Bank USA	USD	10,735	JPY	1,181,087	6/15/2020	283,833
Goldman Sachs Bank USA	USD	10,360	JPY	1,086,104	6/15/2020	(227,158)
Goldman Sachs Bank USA	USD	3,086	MXN	69,830	6/15/2020	(174,866)
HSBC Bank USA	BRL	9,644	USD	1,855	4/2/2020	(928)
HSBC Bank USA	USD	1,870	BRL	9,644	4/2/2020	(14,253)
HSBC Bank USA	CNY	300,611	USD	42,762	6/15/2020	401,762
HSBC Bank USA	GBP	3,514	USD	4,131	6/15/2020	(239,849)
HSBC Bank USA	JPY	1,313,942	USD	12,122	6/15/2020	(136,541)
HSBC Bank USA	USD	1,893	CAD	2,735	6/15/2020	52,082
HSBC Bank USA	USD	8,648	CNY	60,278	6/15/2020	(154,385)
HSBC Bank USA	USD	2,469	NZD	3,905	6/15/2020	(140,729)
HSBC Bank USA	USD	3,864	SGD	5,400	6/15/2020	(60,155)
JPMorgan Chase Bank, NA	CAD	41,317	USD	31,103	6/15/2020	1,722,714
JPMorgan Chase Bank, NA	USD	4,303	GBP	3,325	6/15/2020	(167,503)
JPMorgan Chase Bank, NA	USD	5,225	HKD	40,580	6/15/2020	7,953
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,857	4/2/2020	(1,430)
Morgan Stanley Capital Services, Inc.	USD	2,969	BRL	14,854	4/2/2020	(110,336)
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,964	5/5/2020	111,493
Morgan Stanley Capital Services, Inc.	USD	3,559	IDR	49,361,389	5/5/2020	(542,665)
Morgan Stanley Capital Services, Inc.	KRW	25,666,912	USD	21,658	5/14/2020	574,988
Morgan Stanley Capital Services, Inc.	KRW	2,556,620	USD	2,084	5/14/2020	(16,395)
Morgan Stanley Capital Services, Inc.	USD	2,898	TWD	86,233	5/21/2020	(24,611)
Morgan Stanley Capital Services, Inc.	GBP	3,578	USD	4,166	6/15/2020	(283,744)
Morgan Stanley Capital Services, Inc.	JPY	555,706	USD	5,013	6/15/2020	(171,911)
Morgan Stanley Capital Services, Inc.	MXN	69,830	USD	3,010	6/15/2020	98,318
Morgan Stanley Capital Services, Inc.	USD	3,191	AUD	4,903	6/15/2020	(174,584)
Morgan Stanley Capital Services, Inc.	USD	3,633	CHF	3,436	6/15/2020	(50,145)
Morgan Stanley Capital Services, Inc.	USD	29,930	EUR	26,724	6/15/2020	(372,676)
Morgan Stanley Capital Services, Inc.	USD	7,220	JPY	774,159	6/15/2020	2,176

International Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	EUR	12,378	USD	13,999	6/15/2020	308,143
Natwest Markets PLC	JPY	1,182,120	USD	11,285	6/15/2020	256,540
Natwest Markets PLC	USD	2,096	CAD	2,968	6/15/2020	14,173
Standard Chartered Bank	USD	6,664	INR	501,135	4/23/2020	(83,808)
Standard Chartered Bank	USD	13,446	EUR	12,189	6/15/2020	35,744
State Street Bank & Trust Co.	KRW	4,327,673	USD	3,667	5/14/2020	112,016
State Street Bank & Trust Co.	EUR	16,544	USD	18,406	6/15/2020	108,125
State Street Bank & Trust Co.	USD	34,154	AUD	51,710	6/15/2020	(2,340,689)
State Street Bank & Trust Co.	USD	2,999	CNY	21,044	6/15/2020	(33,761)
State Street Bank & Trust Co.	USD	40,941	GBP	31,449	6/15/2020	(1,827,338)
State Street Bank & Trust Co.	USD	10,014	HKD	77,782	6/15/2020	16,041
State Street Bank & Trust Co.	USD	3,198	ILS	11,096	6/15/2020	(53,778)
UBS AG	CHF	3,546	USD	3,729	6/15/2020	32,149

						$2,193,996

International Strategic Equities Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	AUD	26,255	USD	16,977	4/17/2020	$826,392
Bank of America, NA	CAD	12,654	USD	8,986	4/17/2020	(7,793)
Bank of America, NA	CHF	6,180	USD	6,297	4/17/2020	(128,406)
Bank of America, NA	EUR	198,157	USD	223,566	4/17/2020	4,902,809
Bank of America, NA	EUR	19,332	USD	21,229	4/17/2020	(103,204)
Bank of America, NA	ILS	278,299	USD	76,774	4/17/2020	(1,841,837)
Bank of America, NA	SGD	15,989	USD	11,111	4/17/2020	(141,024)
Bank of America, NA	USD	161,857	CAD	222,693	4/17/2020	(3,585,593)
Bank of America, NA	USD	4,243	CHF	4,184	4/17/2020	106,818
Bank of America, NA	USD	11,578	EUR	10,679	4/17/2020	206,307
Bank of America, NA	USD	18,607	JPY	2,027,267	4/17/2020	258,354
Bank of America, NA	USD	2,432	JPY	260,862	4/17/2020	(4,691)
Bank of America, NA	USD	29,861	THB	938,640	4/17/2020	(1,258,799)
Bank of America, NA	INR	1,615,186	USD	21,173	4/23/2020	(33,969)
Bank of America, NA	KRW	16,408,585	USD	13,477	5/14/2020	(878)
Bank of America, NA	USD	7,730	KRW	9,465,252	5/14/2020	44,949
Bank of America, NA	USD	5,506	KRW	6,690,313	5/14/2020	(10,043)
Bank of America, NA	RUB	3,830,742	USD	52,933	5/20/2020	4,200,450
Bank of America, NA	TWD	812,469	USD	27,275	5/21/2020	205,081
Barclays Bank PLC	CHF	60,857	USD	64,950	4/17/2020	1,676,813
Barclays Bank PLC	SEK	65,818	USD	6,782	4/17/2020	126,683
Barclays Bank PLC	USD	8,785	CHF	8,277	4/17/2020	(179,484)
Barclays Bank PLC	KRW	14,062,643	USD	11,867	5/14/2020	316,031
Barclays Bank PLC	USD	5,391	TWD	162,754	5/21/2020	31,756
Barclays Bank PLC	USD	23,722	MYR	98,115	8/13/2020	(1,016,900)
Citibank, NA	BRL	319,666	USD	72,404	4/2/2020	10,883,498
Citibank, NA	BRL	173,757	USD	33,423	4/2/2020	(16,724)
Citibank, NA	USD	66,544	BRL	345,946	4/2/2020	33,589
Citibank, NA	USD	30,437	BRL	147,477	4/2/2020	(2,054,256)
Citibank, NA	AUD	16,074	USD	9,182	4/17/2020	(705,624)
Citibank, NA	THB	285,267	USD	8,957	4/17/2020	264,542
Citibank, NA	TRY	155,497	USD	24,747	4/17/2020	1,344,303
Citibank, NA	USD	18,941	CHF	18,392	4/17/2020	181,208
Citibank, NA	USD	4,997	CNY	35,496	4/17/2020	14,674
Citibank, NA	USD	59,107	EUR	52,755	4/17/2020	(892,848)
Citibank, NA	USD	202,237	GBP	156,268	4/17/2020	(8,080,877)
Citibank, NA	USD	22,688	MXN	501,425	4/17/2020	(1,595,935)
Citibank, NA	USD	78,430	INR	5,634,015	4/23/2020	(4,456,913)
Citibank, NA	USD	5,744	KRW	6,855,974	5/14/2020	(112,389)
Credit Suisse International	AUD	19,051	USD	11,780	4/17/2020	60,758
Credit Suisse International	CAD	44,091	USD	31,878	4/17/2020	541,794
Credit Suisse International	CNY	146,157	USD	20,825	4/17/2020	188,853
Credit Suisse International	USD	17,948	CAD	25,135	4/17/2020	(83,930)
Credit Suisse International	USD	15,758	SGD	22,161	4/17/2020	(162,930)
Credit Suisse International	USD	3,598	TRY	23,674	4/17/2020	(35,125)
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	28,066	4/2/2020	(14,044)
Morgan Stanley Capital Services, Inc.	USD	29,164	BRL	145,909	4/2/2020	(1,083,818)
Morgan Stanley Capital Services, Inc.	AUD	38,763	USD	24,770	4/17/2020	925,252
Morgan Stanley Capital Services, Inc.	AUD	27,196	USD	16,307	4/17/2020	(422,614)

International Strategic Equities Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	CHF	6,260	USD	6,686	4/17/2020	177,747
Morgan Stanley Capital Services, Inc.	CNY	56,267	USD	8,013	4/17/2020	68,456
Morgan Stanley Capital Services, Inc.	CNY	383,040	USD	53,827	4/17/2020	(256,503)
Morgan Stanley Capital Services, Inc.	EUR	4,647	USD	5,270	4/17/2020	142,179
Morgan Stanley Capital Services, Inc.	GBP	14,657	USD	18,498	4/17/2020	287,255
Morgan Stanley Capital Services, Inc.	SGD	39,020	USD	27,863	4/17/2020	404,270
Morgan Stanley Capital Services, Inc.	USD	5,080	EUR	4,716	4/17/2020	124,362
Morgan Stanley Capital Services, Inc.	USD	27,833	JPY	3,075,440	4/17/2020	786,293
Morgan Stanley Capital Services, Inc.	USD	71,925	JPY	7,649,893	4/17/2020	(736,252)
Morgan Stanley Capital Services, Inc.	USD	10,907	PLN	42,204	4/17/2020	(705,334)
Morgan Stanley Capital Services, Inc.	USD	42,173	ZAR	694,145	4/17/2020	(3,451,026)
Morgan Stanley Capital Services, Inc.	INR	626,363	USD	8,373	4/23/2020	148,748
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	29,116	5/5/2020	1,095,184
Morgan Stanley Capital Services, Inc.	IDR	88,098,945	USD	5,676	5/5/2020	293,250
Morgan Stanley Capital Services, Inc.	USD	22,873	IDR	317,241,975	5/5/2020	(3,487,666)
Morgan Stanley Capital Services, Inc.	KRW	62,708,693	USD	52,914	5/14/2020	1,404,794
Morgan Stanley Capital Services, Inc.	KRW	10,224,397	USD	8,109	5/14/2020	(288,957)
Morgan Stanley Capital Services, Inc.	USD	10,641	KRW	13,191,804	5/14/2020	194,432
Morgan Stanley Capital Services, Inc.	USD	4,565	RUB	366,334	5/20/2020	95,361
Morgan Stanley Capital Services, Inc.	USD	19,205	RUB	1,419,215	5/20/2020	(1,150,175)
Societe Generale	CNY	98,290	USD	13,858	4/17/2020	(20,148)
Societe Generale	EUR	6,531	USD	6,987	4/17/2020	(219,859)
Societe Generale	GBP	8,707	USD	10,320	4/17/2020	(498,069)
Societe Generale	USD	23,901	CNY	166,907	4/17/2020	(334,827)
Societe Generale	USD	9,014	GBP	7,434	4/17/2020	222,712
State Street Bank & Trust Co.	CHF	5,581	USD	5,755	4/17/2020	(47,622)
State Street Bank & Trust Co.	NZD	13,432	USD	8,403	4/17/2020	388,950
State Street Bank & Trust Co.	USD	6,005	AUD	10,387	4/17/2020	384,410
State Street Bank & Trust Co.	INR	478,613	USD	6,444	4/23/2020	159,526
State Street Bank & Trust Co.	MYR	25,041	USD	5,735	8/13/2020	(59,264)
UBS AG	CAD	19,215	USD	13,747	4/17/2020	90,370
UBS AG	CAD	15,343	USD	10,599	4/17/2020	(305,396)
UBS AG	GBP	20,281	USD	24,357	4/17/2020	(841,124)
UBS AG	ILS	19,408	USD	5,071	4/17/2020	(411,206)
UBS AG	USD	9,516	AUD	15,638	4/17/2020	103,206
UBS AG	USD	16,781	CAD	23,319	4/17/2020	(208,119)
UBS AG	USD	12,665	EUR	11,734	4/17/2020	282,817
UBS AG	USD	12,514	EUR	11,173	4/17/2020	(184,506)
UBS AG	USD	1,200	GBP	1,034	4/17/2020	84,996
UBS AG	USD	7,632	ILS	28,278	4/17/2020	356,118
UBS AG	USD	4,216	JPY	458,421	4/17/2020	50,470
UBS AG	ZAR	122,467	USD	7,347	4/17/2020	515,021

						$(6,034,860)

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	AUD	26,255	USD	16,977	4/17/2020	$826,392
Bank of America, NA	CAD	12,654	USD	8,986	4/17/2020	(7,793)
Bank of America, NA	CHF	6,180	USD	6,297	4/17/2020	(128,406)
Bank of America, NA	EUR	19,332	USD	21,229	4/17/2020	(103,204)
Bank of America, NA	EUR	198,157	USD	223,566	4/17/2020	4,902,809
Bank of America, NA	ILS	278,299	USD	76,774	4/17/2020	(1,841,837)
Bank of America, NA	SGD	15,989	USD	11,111	4/17/2020	(141,024)
Bank of America, NA	USD	161,857	CAD	222,693	4/17/2020	(3,585,593)
Bank of America, NA	USD	4,243	CHF	4,184	4/17/2020	106,818
Bank of America, NA	USD	11,578	EUR	10,679	4/17/2020	206,307
Bank of America, NA	USD	2,432	JPY	260,862	4/17/2020	(4,691)
Bank of America, NA	USD	18,607	JPY	2,027,267	4/17/2020	258,354
Bank of America, NA	USD	29,861	THB	938,640	4/17/2020	(1,258,799)
Bank of America, NA	INR	1,615,186	USD	21,173	4/23/2020	(33,969)
Bank of America, NA	KRW	16,408,585	USD	13,477	5/14/2020	(878)
Bank of America, NA	USD	5,506	KRW	6,690,313	5/14/2020	(10,043)
Bank of America, NA	USD	7,730	KRW	9,465,252	5/14/2020	44,949
Bank of America, NA	RUB	3,830,742	USD	52,933	5/20/2020	4,200,450
Bank of America, NA	TWD	812,469	USD	27,275	5/21/2020	205,081
Bank of America, NA	GBP	6,727	USD	8,757	6/15/2020	390,858

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	9,041	AUD	14,260	6/15/2020	(268,069)
Bank of America, NA	USD	92,034	JPY	10,036,862	6/15/2020	1,605,914
Bank of America, NA	USD	254,772	JPY	27,799,481	6/15/2020	4,586,053
Barclays Bank PLC	CHF	60,857	USD	64,950	4/17/2020	1,676,813
Barclays Bank PLC	SEK	65,818	USD	6,782	4/17/2020	126,683
Barclays Bank PLC	USD	8,785	CHF	8,277	4/17/2020	(179,484)
Barclays Bank PLC	INR	1,858,772	USD	25,826	4/23/2020	1,420,630
Barclays Bank PLC	INR	4,478,529	USD	62,225	4/23/2020	3,422,869
Barclays Bank PLC	USD	20,693	INR	1,551,922	4/23/2020	(316,682)
Barclays Bank PLC	USD	9,581	INR	718,860	4/23/2020	(142,752)
Barclays Bank PLC	IDR	115,578,987	USD	6,821	5/5/2020	(241,547)
Barclays Bank PLC	IDR	49,361,389	USD	2,913	5/5/2020	(103,160)
Barclays Bank PLC	KRW	14,062,643	USD	11,867	5/14/2020	316,031
Barclays Bank PLC	USD	7,730	KRW	9,304,294	5/14/2020	(87,759)
Barclays Bank PLC	USD	2,575	KRW	3,098,764	5/14/2020	(29,228)
Barclays Bank PLC	USD	2,353	KRW	2,876,798	5/14/2020	10,395
Barclays Bank PLC	USD	9,762	KRW	12,113,596	5/14/2020	187,939
Barclays Bank PLC	RUB	247,251	USD	3,264	5/20/2020	118,668
Barclays Bank PLC	RUB	578,934	USD	7,633	5/20/2020	267,784
Barclays Bank PLC	TWD	247,398	USD	8,238	5/21/2020	(4,610)
Barclays Bank PLC	TWD	100,849	USD	3,358	5/21/2020	(1,879)
Barclays Bank PLC	TWD	354,673	USD	11,917	5/21/2020	99,744
Barclays Bank PLC	TWD	833,433	USD	28,003	5/21/2020	234,384
Barclays Bank PLC	USD	7,100	TWD	212,219	5/21/2020	(29,598)
Barclays Bank PLC	USD	1,886	TWD	56,569	5/21/2020	(830)
Barclays Bank PLC	USD	5,391	TWD	162,754	5/21/2020	31,756
Barclays Bank PLC	CHF	4,165	USD	4,401	6/15/2020	57,996
Barclays Bank PLC	CHF	9,755	USD	10,307	6/15/2020	135,834
Barclays Bank PLC	GBP	8,312	USD	10,327	6/15/2020	(10,367)
Barclays Bank PLC	GBP	3,411	USD	4,238	6/15/2020	(4,254)
Barclays Bank PLC	GBP	17,225	USD	21,911	6/15/2020	488,125
Barclays Bank PLC	GBP	35,588	USD	45,219	6/15/2020	956,875
Barclays Bank PLC	ILS	75,496	USD	22,138	6/15/2020	743,955
Barclays Bank PLC	ILS	170,631	USD	50,035	6/15/2020	1,681,437
Barclays Bank PLC	JPY	270,446	USD	2,541	6/15/2020	17,889
Barclays Bank PLC	USD	4,760	CAD	6,633	6/15/2020	(43,207)
Barclays Bank PLC	USD	12,082	CHF	11,159	6/15/2020	(447,073)
Barclays Bank PLC	USD	5,026	CHF	4,642	6/15/2020	(185,977)
Barclays Bank PLC	USD	9,340	CNY	64,929	6/15/2020	(190,284)
Barclays Bank PLC	USD	2,445	CNY	17,359	6/15/2020	774
Barclays Bank PLC	USD	5,147	CNY	36,538	6/15/2020	1,628
Barclays Bank PLC	USD	10,698	EUR	9,568	6/15/2020	(115,566)
Barclays Bank PLC	USD	3,008	EUR	2,690	6/15/2020	(32,491)
Barclays Bank PLC	USD	4,737	EUR	4,334	6/15/2020	56,703
Barclays Bank PLC	USD	4,432	GBP	3,610	6/15/2020	57,959
Barclays Bank PLC	USD	9,884	GBP	8,051	6/15/2020	129,260
Barclays Bank PLC	USD	22,715	JPY	2,464,652	6/15/2020	279,088
Barclays Bank PLC	USD	21,756	JPY	2,380,327	6/15/2020	451,044
Barclays Bank PLC	USD	11,728	SEK	114,389	6/15/2020	(145,919)
Barclays Bank PLC	USD	23,722	MYR	98,115	8/13/2020	(1,016,900)
BNP Paribas SA	KRW	5,737,008	USD	4,846	5/14/2020	133,754
BNP Paribas SA	USD	1,318	TWD	39,211	5/21/2020	(11,116)
BNP Paribas SA	GBP	8,962	USD	10,624	6/15/2020	(522,486)
BNP Paribas SA	GBP	4,385	USD	5,198	6/15/2020	(255,646)
BNP Paribas SA	USD	3,092	ILS	10,895	6/15/2020	(4,302)
Citibank, NA	BRL	173,757	USD	33,423	4/2/2020	(16,724)
Citibank, NA	BRL	29,985	USD	5,768	4/2/2020	(2,886)
Citibank, NA	BRL	14,185	USD	2,729	4/2/2020	(1,365)
Citibank, NA	BRL	38,683	USD	8,815	4/2/2020	1,370,208
Citibank, NA	BRL	90,168	USD	20,547	4/2/2020	3,193,882
Citibank, NA	BRL	319,666	USD	72,404	4/2/2020	10,883,498
Citibank, NA	USD	30,437	BRL	147,477	4/2/2020	(2,054,256)
Citibank, NA	USD	6,318	BRL	29,985	4/2/2020	(547,278)
Citibank, NA	USD	2,989	BRL	14,185	4/2/2020	(258,901)
Citibank, NA	USD	7,441	BRL	38,683	4/2/2020	3,723
Citibank, NA	USD	17,344	BRL	90,168	4/2/2020	8,679
Citibank, NA	USD	66,544	BRL	345,946	4/2/2020	33,589
Citibank, NA	AUD	16,074	USD	9,182	4/17/2020	(705,624)

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	THB	285,267	USD	8,957	4/17/2020	264,542
Citibank, NA	TRY	155,497	USD	24,747	4/17/2020	1,344,303
Citibank, NA	USD	18,941	CHF	18,392	4/17/2020	181,208
Citibank, NA	USD	4,997	CNY	35,496	4/17/2020	14,674
Citibank, NA	USD	59,107	EUR	52,755	4/17/2020	(892,848)
Citibank, NA	USD	202,237	GBP	156,268	4/17/2020	(8,080,877)
Citibank, NA	USD	22,688	MXN	501,425	4/17/2020	(1,595,935)
Citibank, NA	USD	78,430	INR	5,634,015	4/23/2020	(4,456,913)
Citibank, NA	USD	2,197	INR	170,665	4/23/2020	43,757
Citibank, NA	USD	7,185	BRL	37,083	5/5/2020	(63,080)
Citibank, NA	USD	2,878	BRL	14,854	5/5/2020	(25,267)
Citibank, NA	USD	5,744	KRW	6,855,974	5/14/2020	(112,389)
Citibank, NA	USD	1,891	KRW	2,367,279	5/14/2020	53,706
Citibank, NA	USD	7,966	RUB	578,934	5/20/2020	(600,687)
Citibank, NA	USD	3,402	RUB	247,251	5/20/2020	(256,541)
Citibank, NA	AUD	6,383	USD	3,758	6/15/2020	(169,305)
Citibank, NA	CAD	2,692	USD	2,032	6/15/2020	117,456
Citibank, NA	EUR	85,159	USD	92,747	6/15/2020	(1,440,594)
Citibank, NA	EUR	35,306	USD	38,467	6/15/2020	(582,282)
Citibank, NA	EUR	14,883	USD	16,827	6/15/2020	365,987
Citibank, NA	EUR	47,877	USD	53,996	6/15/2020	1,042,611
Citibank, NA	GBP	5,975	USD	7,840	6/15/2020	408,692
Citibank, NA	GBP	7,068	USD	9,274	6/15/2020	483,453
Citibank, NA	HKD	407,015	USD	52,242	6/15/2020	(243,011)
Citibank, NA	HKD	196,976	USD	25,283	6/15/2020	(117,606)
Citibank, NA	JPY	3,615,123	USD	34,412	6/15/2020	683,987
Citibank, NA	JPY	7,638,542	USD	73,084	6/15/2020	1,819,352
Citibank, NA	NOK	103,559	USD	10,622	6/15/2020	658,123
Citibank, NA	NOK	252,526	USD	25,835	6/15/2020	1,538,594
Citibank, NA	USD	17,110	CHF	16,107	6/15/2020	(316,476)
Citibank, NA	USD	7,262	CHF	6,836	6/15/2020	(134,316)
Citibank, NA	USD	70,626	EUR	62,374	6/15/2020	(1,638,797)
Citibank, NA	USD	30,739	EUR	27,145	6/15/2020	(715,928)
Citibank, NA	USD	14,727	GBP	11,499	6/15/2020	(425,180)
Citibank, NA	USD	5,864	GBP	4,579	6/15/2020	(169,310)
Citibank, NA	USD	51,066	JPY	5,434,989	6/15/2020	(359,932)
Citibank, NA	USD	21,147	JPY	2,250,691	6/15/2020	(149,052)
Citibank, NA	USD	12,380	JPY	1,351,584	6/15/2020	230,067
Citibank, NA	USD	83,223	JPY	9,145,633	6/15/2020	2,102,510
Credit Suisse International	AUD	19,051	USD	11,780	4/17/2020	60,758
Credit Suisse International	CAD	44,091	USD	31,878	4/17/2020	541,794
Credit Suisse International	CNY	146,157	USD	20,825	4/17/2020	188,853
Credit Suisse International	USD	17,948	CAD	25,135	4/17/2020	(83,930)
Credit Suisse International	USD	15,758	SGD	22,161	4/17/2020	(162,930)
Credit Suisse International	USD	3,598	TRY	23,674	4/17/2020	(35,125)
Credit Suisse International	CHF	6,121	USD	6,245	6/15/2020	(137,285)
Credit Suisse International	CHF	5,114	USD	5,220	6/15/2020	(112,115)
Credit Suisse International	EUR	54,026	USD	58,727	6/15/2020	(1,026,679)
Credit Suisse International	EUR	23,600	USD	25,645	6/15/2020	(456,919)
Credit Suisse International	SEK	43,094	USD	4,424	6/15/2020	60,588
Credit Suisse International	SEK	180,430	USD	18,877	6/15/2020	608,218
Credit Suisse International	TRY	48,499	USD	7,403	6/15/2020	224,358
Credit Suisse International	USD	5,030	AUD	8,641	6/15/2020	285,954
Credit Suisse International	USD	14,408	AUD	24,751	6/15/2020	819,076
Credit Suisse International	USD	10,348	CHF	9,928	6/15/2020	3,564
Credit Suisse International	USD	53,492	CHF	51,469	6/15/2020	171,490
Credit Suisse International	USD	23,442	EUR	21,626	6/15/2020	476,446
Credit Suisse International	USD	64,922	EUR	59,881	6/15/2020	1,308,015
Credit Suisse International	USD	1,931	ILS	7,060	6/15/2020	70,042
Credit Suisse International	USD	4,812	ILS	17,598	6/15/2020	174,588
Credit Suisse International	USD	5,763	NOK	60,925	6/15/2020	98,970
Credit Suisse International	USD	9,467	NOK	100,080	6/15/2020	162,576
Credit Suisse International	USD	9,069	SEK	87,581	6/15/2020	(201,561)
Credit Suisse International	USD	3,923	SEK	37,884	6/15/2020	(87,187)
Deutsche Bank AG	USD	5,103	CHF	4,994	6/15/2020	103,605
Goldman Sachs Bank USA	AUD	15,394	USD	9,662	4/17/2020	192,752
Goldman Sachs Bank USA	AUD	9,012	USD	5,651	6/15/2020	106,348
Goldman Sachs Bank USA	CAD	6,926	USD	5,228	6/15/2020	302,794

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	JPY	2,367,373	USD	21,502	6/15/2020	(584,669)
Goldman Sachs Bank USA	JPY	672,060	USD	6,104	6/15/2020	(165,978)
Goldman Sachs Bank USA	USD	23,776	CAD	32,735	6/15/2020	(498,694)
Goldman Sachs Bank USA	USD	4,995	CAD	6,877	6/15/2020	(104,991)
Goldman Sachs Bank USA	USD	10,360	JPY	1,086,104	6/15/2020	(227,158)
Goldman Sachs Bank USA	USD	10,735	JPY	1,181,087	6/15/2020	283,833
Goldman Sachs Bank USA	USD	16,259	JPY	1,788,782	6/15/2020	429,872
Goldman Sachs Bank USA	USD	3,086	MXN	69,830	6/15/2020	(174,866)
HSBC Bank USA	BRL	23,100	USD	4,443	4/2/2020	(2,223)
HSBC Bank USA	BRL	9,644	USD	1,855	4/2/2020	(928)
HSBC Bank USA	USD	4,480	BRL	23,100	4/2/2020	(34,141)
HSBC Bank USA	USD	1,870	BRL	9,644	4/2/2020	(14,253)
HSBC Bank USA	CNY	300,611	USD	42,762	6/15/2020	401,762
HSBC Bank USA	CNY	725,242	USD	103,165	6/15/2020	969,274
HSBC Bank USA	GBP	8,434	USD	9,914	6/15/2020	(575,664)
HSBC Bank USA	GBP	3,514	USD	4,131	6/15/2020	(239,849)
HSBC Bank USA	HKD	92,509	USD	11,922	6/15/2020	(7,086)
HSBC Bank USA	JPY	3,125,594	USD	28,836	6/15/2020	(324,802)
HSBC Bank USA	JPY	1,313,942	USD	12,122	6/15/2020	(136,541)
HSBC Bank USA	USD	1,893	CAD	2,735	6/15/2020	52,082
HSBC Bank USA	USD	4,534	CAD	6,551	6/15/2020	124,749
HSBC Bank USA	USD	11,584	CNY	80,738	6/15/2020	(206,787)
HSBC Bank USA	USD	8,648	CNY	60,278	6/15/2020	(154,385)
HSBC Bank USA	USD	8,525	MXN	164,734	6/15/2020	(1,656,351)
HSBC Bank USA	USD	5,428	NZD	8,584	6/15/2020	(309,352)
HSBC Bank USA	USD	2,469	NZD	3,905	6/15/2020	(140,729)
HSBC Bank USA	USD	9,233	SGD	12,904	6/15/2020	(143,747)
HSBC Bank USA	USD	3,864	SGD	5,400	6/15/2020	(60,155)
HSBC Bank USA	USD	7,620	TRY	48,499	6/15/2020	(442,069)
JPMorgan Chase Bank, NA	KRW	10,258,513	USD	8,663	5/14/2020	236,389
JPMorgan Chase Bank, NA	CAD	41,317	USD	31,103	6/15/2020	1,722,714
JPMorgan Chase Bank, NA	CAD	119,992	USD	90,327	6/15/2020	5,003,072
JPMorgan Chase Bank, NA	USD	10,019	GBP	7,742	6/15/2020	(390,017)
JPMorgan Chase Bank, NA	USD	4,303	GBP	3,325	6/15/2020	(167,503)
JPMorgan Chase Bank, NA	USD	4,278	HKD	33,229	6/15/2020	6,512
JPMorgan Chase Bank, NA	USD	5,225	HKD	40,580	6/15/2020	7,953
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	28,066	4/2/2020	(14,044)
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,133	4/2/2020	(3,569)
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,857	4/2/2020	(1,430)
Morgan Stanley Capital Services, Inc.	USD	29,164	BRL	145,909	4/2/2020	(1,083,818)
Morgan Stanley Capital Services, Inc.	USD	7,412	BRL	37,083	4/2/2020	(275,454)
Morgan Stanley Capital Services, Inc.	USD	2,969	BRL	14,854	4/2/2020	(110,336)
Morgan Stanley Capital Services, Inc.	AUD	27,196	USD	16,307	4/17/2020	(422,614)
Morgan Stanley Capital Services, Inc.	AUD	38,763	USD	24,770	4/17/2020	925,252
Morgan Stanley Capital Services, Inc.	CHF	6,260	USD	6,686	4/17/2020	177,747
Morgan Stanley Capital Services, Inc.	CNY	383,040	USD	53,827	4/17/2020	(256,503)
Morgan Stanley Capital Services, Inc.	CNY	56,267	USD	8,013	4/17/2020	68,456
Morgan Stanley Capital Services, Inc.	EUR	4,647	USD	5,270	4/17/2020	142,179
Morgan Stanley Capital Services, Inc.	GBP	14,657	USD	18,498	4/17/2020	287,255
Morgan Stanley Capital Services, Inc.	SGD	39,020	USD	27,863	4/17/2020	404,270
Morgan Stanley Capital Services, Inc.	USD	24,514	AUD	35,372	4/17/2020	(2,754,932)
Morgan Stanley Capital Services, Inc.	USD	5,080	EUR	4,716	4/17/2020	124,362
Morgan Stanley Capital Services, Inc.	USD	71,925	JPY	7,649,893	4/17/2020	(736,252)
Morgan Stanley Capital Services, Inc.	USD	27,833	JPY	3,075,440	4/17/2020	786,293
Morgan Stanley Capital Services, Inc.	USD	10,907	PLN	42,204	4/17/2020	(705,334)
Morgan Stanley Capital Services, Inc.	USD	42,173	ZAR	694,145	4/17/2020	(3,451,026)
Morgan Stanley Capital Services, Inc.	INR	626,363	USD	8,373	4/23/2020	148,748
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,964	5/5/2020	111,493
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,400	5/5/2020	278,343
Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	29,116	5/5/2020	1,095,184
Morgan Stanley Capital Services, Inc.	IDR	88,098,945	USD	5,676	5/5/2020	293,250
Morgan Stanley Capital Services, Inc.	USD	22,873	IDR	317,241,975	5/5/2020	(3,487,666)
Morgan Stanley Capital Services, Inc.	USD	8,333	IDR	115,578,987	5/5/2020	(1,270,642)
Morgan Stanley Capital Services, Inc.	USD	3,559	IDR	49,361,389	5/5/2020	(542,665)
Morgan Stanley Capital Services, Inc.	KRW	10,224,397	USD	8,109	5/14/2020	(288,957)
Morgan Stanley Capital Services, Inc.	KRW	2,556,620	USD	2,084	5/14/2020	(16,395)
Morgan Stanley Capital Services, Inc.	KRW	25,666,912	USD	21,658	5/14/2020	574,988
Morgan Stanley Capital Services, Inc.	KRW	60,395,565	USD	50,962	5/14/2020	1,352,976

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	KRW	62,708,693	USD	52,914	5/14/2020	1,404,794
Morgan Stanley Capital Services, Inc.	USD	10,641	KRW	13,191,804	5/14/2020	194,432
Morgan Stanley Capital Services, Inc.	USD	19,205	RUB	1,419,215	5/20/2020	(1,150,175)
Morgan Stanley Capital Services, Inc.	USD	4,565	RUB	366,334	5/20/2020	95,361
Morgan Stanley Capital Services, Inc.	USD	6,963	TWD	207,199	5/21/2020	(59,136)
Morgan Stanley Capital Services, Inc.	USD	2,898	TWD	86,233	5/21/2020	(24,611)
Morgan Stanley Capital Services, Inc.	GBP	9,650	USD	11,237	6/15/2020	(765,268)
Morgan Stanley Capital Services, Inc.	GBP	3,578	USD	4,166	6/15/2020	(283,744)
Morgan Stanley Capital Services, Inc.	JPY	1,565,082	USD	14,117	6/15/2020	(484,169)
Morgan Stanley Capital Services, Inc.	JPY	555,706	USD	5,013	6/15/2020	(171,911)
Morgan Stanley Capital Services, Inc.	MXN	69,830	USD	3,010	6/15/2020	98,318
Morgan Stanley Capital Services, Inc.	MXN	164,734	USD	7,101	6/15/2020	231,939
Morgan Stanley Capital Services, Inc.	USD	3,191	AUD	4,903	6/15/2020	(174,584)
Morgan Stanley Capital Services, Inc.	USD	8,408	CHF	7,953	6/15/2020	(116,066)
Morgan Stanley Capital Services, Inc.	USD	3,633	CHF	3,436	6/15/2020	(50,145)
Morgan Stanley Capital Services, Inc.	USD	73,975	EUR	66,051	6/15/2020	(921,106)
Morgan Stanley Capital Services, Inc.	USD	29,930	EUR	26,724	6/15/2020	(372,676)
Morgan Stanley Capital Services, Inc.	USD	11,535	ILS	40,295	6/15/2020	(115,783)
Morgan Stanley Capital Services, Inc.	USD	7,220	JPY	774,159	6/15/2020	2,176
Morgan Stanley Capital Services, Inc.	USD	17,672	JPY	1,894,730	6/15/2020	5,325
Natwest Markets PLC	AUD	15,309	USD	9,011	4/17/2020	(405,976)
Natwest Markets PLC	KRW	6,180,564	USD	5,229	5/14/2020	152,546
Natwest Markets PLC	EUR	12,378	USD	13,999	6/15/2020	308,143
Natwest Markets PLC	EUR	22,642	USD	25,588	6/15/2020	545,335
Natwest Markets PLC	JPY	1,182,120	USD	11,285	6/15/2020	256,540
Natwest Markets PLC	JPY	2,857,755	USD	27,282	6/15/2020	620,182
Natwest Markets PLC	USD	7,656	CAD	10,270	6/15/2020	(353,073)
Natwest Markets PLC	USD	2,096	CAD	2,968	6/15/2020	14,173
Natwest Markets PLC	USD	4,597	NOK	51,985	6/15/2020	404,689
Societe Generale	CNY	98,290	USD	13,858	4/17/2020	(20,148)
Societe Generale	EUR	6,531	USD	6,987	4/17/2020	(219,859)
Societe Generale	GBP	8,707	USD	10,320	4/17/2020	(498,069)
Societe Generale	USD	23,901	CNY	166,907	4/17/2020	(334,827)
Societe Generale	USD	9,014	GBP	7,434	4/17/2020	222,712
Standard Chartered Bank	USD	16,214	INR	1,219,128	4/23/2020	(206,965)
Standard Chartered Bank	USD	6,664	INR	501,135	4/23/2020	(83,808)
Standard Chartered Bank	CHF	20,945	USD	21,600	6/15/2020	(237,827)
Standard Chartered Bank	USD	13,446	EUR	12,189	6/15/2020	35,744
Standard Chartered Bank	USD	28,740	EUR	26,054	6/15/2020	76,402
State Street Bank & Trust Co.	CHF	5,581	USD	5,755	4/17/2020	(47,622)
State Street Bank & Trust Co.	NZD	13,432	USD	8,403	4/17/2020	388,950
State Street Bank & Trust Co.	USD	6,005	AUD	10,387	4/17/2020	384,410
State Street Bank & Trust Co.	INR	478,613	USD	6,444	4/23/2020	159,526
State Street Bank & Trust Co.	KRW	4,327,673	USD	3,667	5/14/2020	112,016
State Street Bank & Trust Co.	EUR	16,544	USD	18,406	6/15/2020	108,125
State Street Bank & Trust Co.	EUR	40,222	USD	44,749	6/15/2020	262,874
State Street Bank & Trust Co.	USD	80,788	AUD	122,316	6/15/2020	(5,536,719)
State Street Bank & Trust Co.	USD	34,154	AUD	51,710	6/15/2020	(2,340,689)
State Street Bank & Trust Co.	USD	7,166	CNY	50,284	6/15/2020	(80,670)
State Street Bank & Trust Co.	USD	2,999	CNY	21,044	6/15/2020	(33,761)
State Street Bank & Trust Co.	USD	91,529	GBP	70,308	6/15/2020	(4,085,232)
State Street Bank & Trust Co.	USD	40,941	GBP	31,449	6/15/2020	(1,827,338)
State Street Bank & Trust Co.	USD	10,014	HKD	77,782	6/15/2020	16,041
State Street Bank & Trust Co.	USD	23,584	HKD	183,189	6/15/2020	38,701
State Street Bank & Trust Co.	USD	3,198	ILS	11,096	6/15/2020	(53,778)
State Street Bank & Trust Co.	USD	36,204	SEK	350,988	6/15/2020	(666,094)
State Street Bank & Trust Co.	MYR	25,041	USD	5,735	8/13/2020	(59,264)
UBS AG	CAD	15,343	USD	10,599	4/17/2020	(305,396)
UBS AG	CAD	19,215	USD	13,747	4/17/2020	90,370
UBS AG	GBP	20,281	USD	24,357	4/17/2020	(841,124)
UBS AG	ILS	19,408	USD	5,071	4/17/2020	(411,206)
UBS AG	USD	9,516	AUD	15,638	4/17/2020	103,206
UBS AG	USD	16,781	CAD	23,319	4/17/2020	(208,119)
UBS AG	USD	12,514	EUR	11,173	4/17/2020	(184,506)
UBS AG	USD	12,665	EUR	11,734	4/17/2020	282,817
UBS AG	USD	1,200	GBP	1,034	4/17/2020	84,996
UBS AG	USD	7,632	ILS	28,278	4/17/2020	356,118
UBS AG	USD	4,216	JPY	458,421	4/17/2020	50,470

Pro-Forma Combined Portfolio Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	ZAR	122,467	USD	7,347	4/17/2020	515,021
UBS AG	USD	5,768	KRW	6,845,148	5/14/2020	(145,566)
UBS AG	CAD	6,656	USD	4,621	6/15/2020	(112,190)
UBS AG	CHF	3,546	USD	3,729	6/15/2020	32,149
UBS AG	CHF	8,217	USD	8,642	6/15/2020	74,498
UBS AG	JPY	2,854,974	USD	26,972	6/15/2020	336,583

						$1,203,793

(a)	Non-income producing security.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $198,762,351 or 2.9% of net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.
(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

See notes to pro forma financial statements.

INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2020 (UNAUDITED)

	International Portfolio	International Strategic Equities Portfolio	Adjustments		Pro-forma Combined Portfolio
ASSETS:
Investments in securities, at value
Unaffiliated issuers	$1,021,829,590	$3,271,886,987	$—		$4,293,716,577
Affiliated issuers	37,770,312	63,089,198	—		100,859,510
Foreign currencies, at value(a)	6,773,333	15,461,420	—		22,234,753
Cash collateral due from broker	259,003	4,050,000	—		4,309,003
Receivables:
Unaffiliated interest and dividends	3,475,371	12,054,728	—		15,530,099
Affiliated dividends	26,510	39,422	—		65,932
Foreign withholding tax reclaims	2,844,787	6,036,968	—		8,881,755
Investment securities sold and foreign currency transactions	4,247,572	2,813,359	—		7,060,931
Capital shares sold	224,303	6,159,473	—		6,383,776
Unrealized appreciation of forward currency exchange contracts	14,290,920	35,201,841	—		49,492,761

Total assets	1,091,741,701	3,416,793,396	—		4,508,535,097

LIABILITIES:
Cash collateral due to broker	2,119,000	8,837,000	—		10,956,000
Payables:
Investment securities purchased and foreign currency transactions	6,061,336	8,583,481	—		14,644,817
Management fee	683,269	2,065,218	—		2,748,487
Capital shares redeemed	347,596	2,261,858	—		2,609,454
Shareholder servicing fee	173,229	30,640	—		203,869
Transfer Agent fee	19,473	31,796	—		51,269
Directors’ fees payable	192	162	—		354
Distribution fee	1,037	—	—		1,037
Accrued expenses and other liabilities	87,812	135,728	114,389	(b)	337,929
Unrealized depreciation of forward currency exchange contracts	12,096,924	41,236,701	—		53,333,625

Total Liabilities	21,589,868	63,182,584	114,389		84,886,841

NET ASSETS	$1,070,151,833	3,353,610,812	$(114,389)		$4,423,648,256

COST OF INVESTMENTS
Unaffiliated issuers	$1,111,965,552	$3,643,589,909	$—		$4,755,555,461
Affiliated issuers	37,770,312	63,089,198	—		100,859,510
NET ASSETS CONSIST OF:
Capital stock, at par	$82,882	$35,391	$—		$118,273
Additional paid-in capital	1,286,819,338	4,069,424,817	—		5,356,244,155
Accumulated loss	(216,750,387)	(715,849,396)	(114,389	)(b)	(932,714,172)

	$1,070,151,833	$3,353,610,812	$(114,389)		$4,423,648,256

Calculation of Maximum Offering Price
International Class/SCB Class
Net Assets	$804,620,434	$143,297,930	$(745,020,260	)(b)	$202,898,104
Shares Outstanding	62,058,053	15,157,486	(55,751,087)		21,464,452
Net asset value, offering and redemption price per share	$12.97	$9.45			$9.45

Class A Shares
Net Assets	$2,771,127	$—	$(2,771,127)		$—
Shares Outstanding	214,999	—	(214,999)		—
Net Asset Value	12.89	—			—

Sales charge - 4.25% of public offering price	0.57	—			—
Maximum offering price	$13.46	$—			$—

	International Portfolio	International Strategic Equities Portfolio	Adjustments		Pro-forma Combined Portfolio
Class C Shares
Net Assets	$511,902	$—	$(511,902)		$—
Shares Outstanding	39,708	—	(39,708)		—
Net Asset Value	$12.89	$—			$—

Advisor Class Shares
Net Assets	$—	$2,096,235,783	$748,217,513	(b)	$2,844,453,296
Shares Outstanding	—	221,288,415	79,010,176		300,298,591
Net Asset Value	$—	$9.47			$9.47

Class Z Shares
Net Assets	$262,248,370	$1,114,077,099	$(28,613	)(b)	$1,376,296,856
Shares Outstanding	20,569,579	117,466,104	7,091,140		145,126,823
Net Asset Value	$12.75	$9.48			$9.48

(a)	Cost: $6,794,445 and $15,467,401, respectively.
(b)	Includes adjustment for estimated Reorganization costs of $114,389.

TAX-MANAGED INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES

PORTFOLIO PRO FORMA PORTFOLIO STATEMENT OF ASSETS AND LIABILITIES AS OF

MARCH 31, 2020 (UNAUDITED)

	Tax-Managed International Portfolio		International Strategic Equities Portfolio	Adjustments		Pro-forma Combined Portfolio
ASSETS:
Unaffiliated issuers	$2,417,021,633		$3,271,886,987	$—		$5,688,908,620
Affiliated issuers	99,888,231		63,089,198	—		162,977,429
Foreign currencies, at value(a)	16,142,017		15,461,420	—		31,603,437
Cash collateral due from broker	279,990		4,050,000	—		4,329,990
Receivables:
Unaffiliated interest and dividends	8,282,826		12,054,728	—		20,337,554
Affiliated dividends	61,730		39,422	—		101,152
Foreign withholding tax reclaims	5,902,184		6,036,968	—		11,939,152
Investment securities sold and foreign currency transactions	10,823,739		2,813,359	—		13,637,098
Capital shares sold	788,104		6,159,473	—		6,947,577
Unrealized appreciation of forward currency exchange contracts	37,829,321		35,201,841	—		73,031,162

Total assets	2,597,019,775		3,416,793,396	—		6,013,813,171

LIABILITIES:
Cash collateral due to broker	6,290,000		8,837,000	—		15,127,000
Payables:
Investment securities purchased and foreign currency transactions	13,263,868		8,583,481	—		21,847,349
Management fee	1,626,950		2,065,218	—		3,692,168
Capital shares redeemed	3,034,329		2,261,858	—		5,296,187
Shareholder servicing fee	474,958		30,640	—		505,598
Transfer Agent fee	29,827		31,796	—		61,623
Directors’ fees payable	5,760		162	—		5,922
Distribution fee	335		—	—		335
Accrued expenses and other liabilities	157,457		135,728	262,278	(b)	555,463
Unrealized depreciation of forward currency exchange contracts	32,784,664		41,236,701	—		74,021,365

Total Liabilities	57,668,148		63,182,584	262,278		121,113,010

NET ASSETS	$2,539,351,627		$3,353,610,812	$(262,278)		$5,892,700,161

COST OF INVESTMENTS
Unaffiliated issuers	$2,669,492,751		$3,643,589,909	$—		$6,313,082,660
Affiliated issuers	99,888,231		63,089,198	—		162,977,429
NET ASSETS CONSIST OF:
Capital stock, at par	$188,909		$35,391	$—		$224,300
Additional paid-in capital	3,059,055,272		4,069,424,817	—		7,128,480,089
Distributable earnings	(519,892,554)		(715,849,396)	(262,278	)(b)	(1,236,004,228)

	$2,539,351,627		$3,353,610,812	$(262,278)		$5,892,700,161

Calculation of Maximum Offering Price Tax-Managed International Class/SCB Class
Net Assets	$2,187,091,494		$143,297,930	$(2,032,753,807	)(b)	$297,635,617
Shares Outstanding	162,355,925		15,157,486	(146,023,864)		31,489,547
Net asset value, offering and redemption price per share	$13.47		$9.45			$9.45

Class A Shares
Net Assets	$1,155,534		$—	$(1,155,534)		$—
Shares Outstanding	87,011		—	(87,011)		—
Net Asset Value	$13.28		$—	$—

Sales charge - 4.25% of public offering price	0.59		—	—
Maximum offering price	$13.87		$—	$—

Class C Shares
Net Assets	$101,570	(c)	$—	$(101,570)		$—
Shares Outstanding	7,563	(c)	—	(7,563)		—
Net Asset Value	$13.43	(c)	$—	$—

Advisor Class Shares
Net Assets	$—		$2,096,235,783	$2,033,786,180	(b)	$4,130,021,963
Shares Outstanding	—		221,288,415	214,761,388		436,049,803
Net Asset Value	$—		$9.47			$9.47

Class Z Shares
Net Assets	$351,003,029		$1,114,077,099	$(37,547	)(b)	$1,465,042,581
Shares Outstanding	26,458,108		117,466,104	10,563,801		154,488,013
Net Asset Value	$13.27		$9.48			$9.48

(a)	Cost: $16,177,350 and $15,467,401, respectively.
(b)	Includes adjustment for estimated Reorganization costs of $262,278.
(c)

Effective as of June 18, 2020, all Class C shares of the Tax-Managed International Portfolio were redeemed or converted to Class A shares, and effective June 19, 2020, Class C shares of the Tax-Managed International Portfolio are no longer offered.

INTERNATIONAL PORTFOLIO AND TAX-MANAGED INTERNATIONAL PORTFOLIO INTO

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2020 (UNAUDITED)

	Tax-Managed International Portfolio		International Portfolio	International Strategic Equities Portfolio	Adjustments		Pro-forma Combined Portfolio
ASSETS:
Investments in securities, at value
Unaffiliated issuers	$2,417,021,633		$1,021,829,590	$3,271,886,987	$—		$6,710,738,210
Affiliated issuers	99,888,231		37,770,312	63,089,198	—		200,747,741
Foreign currencies, at value(a)	16,142,017		6,773,333	15,461,420	—		38,376,770
Cash collateral due from broker	279,990		259,003	4,050,000	—		4,588,993
Receivables:
Unaffiliated interest and dividends	8,282,826		3,475,371	12,054,728	—		23,812,925
Affiliated dividends	61,730		26,510	39,422	—		127,662
Foreign withholding tax reclaims	5,902,184		2,844,787	6,036,968	—		14,783,939
Investment securities sold and foreign currency transactions	10,823,739		4,247,572	2,813,359	—		17,884,670
Capital shares sold	788,104		224,303	6,159,473	—		7,171,880
Unrealized appreciation of forward currency exchange contracts	37,829,321		14,290,920	35,201,841	—		87,322,082

Total assets	2,597,019,775		1,091,741,701	3,416,793,396	—		7,105,554,872

LIABILITIES:
Cash collateral due to broker	6,290,000		2,119,000	8,837,000	—		17,246,000
Payables:
Investment securities purchased and foreign currency transactions	13,263,868		6,061,336	8,583,481	—		27,908,685
Capital shares redeemed	3,034,329		347,596	2,261,858	—		5,643,783
Management fee	1,626,950		683,269	2,065,218	—		4,375,437
Shareholder servicing fee	474,958		173,229	30,640	—		678,827
Transfer Agent fee	29,827		19,473	31,796	—		81,096
Directors’ fees payable	5,760		192	162	—		6,114
Distribution fee	335		1,037	—	—		1,372
Accrued expenses	157,457		87,812	135,728	370,000	(b)	750,997
Unrealized depreciation of forward currency exchange contracts	32,784,664		12,096,924	41,236,701	—		86,118,289

Total Liabilities	57,668,148		21,589,868	63,182,584	370,000		142,810,600

NET ASSETS	$2,539,351,627		$1,070,151,833	$3,353,610,812	$(370,000)		$6,962,744,272

COST OF INVESTMENTS
Unaffiliated issuers	$2,669,492,751		$1,111,965,552	$3,643,589,909	$—		$7,425,048,212
Affiliated issuers	99,888,231		37,770,312	63,089,198	—		200,747,741
NET ASSETS CONSIST OF:
Capital stock, at par	$188,909		$82,882	$35,391	$—		$307,182
Additional paid-in capital	3,059,055,272		1,286,819,338	4,069,424,817	—		8,415,299,427
Accumulated loss	(519,892,554)		(216,750,387)	(715,849,396)	(370,000	)(b)	(1,452,862,337)

	$2,539,351,627		$1,070,151,833	$3,353,610,812	$(370,000)		$6,962,744,272

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class/International Class/SCB Class
Net Assets	$2,187,091,494		$804,620,434	$143,297,930	$(2,777,773,782	)(b)	$357,236,076
Shares Outstanding	162,355,925		62,058,053	15,157,486	(201,774,991)		37,796,473
Net asset value, offering and redemption price per share	$13.47		$12.97	$9.45			$9.45

Class A Shares
Net Assets	$1,155,534		$2,771,127	$—	$(3,926,661)		$—
Shares Outstanding	87,011		214,999	—	(302,010)		—
Net Asset Value	$13.28		$12.89	$—			$—

Sales charge - 4.25% of public offering price	0.59		0.57	—
Maximum offering price	$13.87		$13.46	$—

Class C Shares
Net Assets	$101,570	(c)	$511,902	$—	$(613,472)		$—
Shares Outstanding	7,563	(c)	39,708	—	(47,271)		—
Net Asset Value	$13.43	(c)	$12.89	$—	$—		$—

Advisor Class Shares
Net Assets	$—	$—	$2,096,235,783	$2,782,007,860	(b)	$4,878,243,643
Shares Outstanding	—	—	221,288,415	293,771,069		515,059,484
Net Asset Value	$—	$—	$9.47	$9.47		$9.47

Class Z Shares
Net Assets	$351,003,029	$262,248,370	$1,114,077,099	$(63,945	)(b)	$1,727,264,553
Shares Outstanding	26,458,108	20,569,579	117,466,104	17,654,768		182,148,559
Net Asset Value	$13.27	$12.75	$9.48			$9.48

(a)	Cost: $16,177,350, $6,794,445 and $15,467,401, respectively.
(b)	Includes adjustment for estimated Reorganization costs of $370,000.
(c)

Effective as of June 18, 2020, all Class C shares of the Tax-Managed International Portfolio were redeemed or converted to Class A shares, and effective June 19, 2020, Class C shares of the Tax-Managed International Portfolio are no longer offered.

INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

PRO FORMA STATEMENTS OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED

MARCH 31, 2020 (UNAUDITED)

	International Portfolio	International Strategic Equities Portfolio	Adjustments*		Pro–forma Combined Portfolio
INVESTMENT INCOME
Interest	$6,673	$—	$—		$6,673
Dividends
Unaffiliated issuers(a)	33,220,469	122,018,389	—		155,238,858
Affiliated issuers	708,430	923,033	—		1,631,463
Other income	1,500	—	—		1,500

Total income	33,937,072	122,941,422	—		156,878,494

EXPENSES
Management fee	10,481,120	29,587,580	(1,728,378	)(d)	38,340,322
Shareholder servicing fee	2,659,366	439,100	(2,462,901	)(e)	635,565
Custodian fee	351,028	667,330	(334,782	)(f)	683,576
Transfer Agent fee – Non–Retail Class	106,479	14,559	9,435	(g)	130,473
Transfer Agent fee – Class A	7,939	—	(7,939	)(g)	—
Transfer Agent fee – Class B	1	—	(1	)(g)	—
Transfer Agent fee – Class C	1,495	—	(1,495	)(g)	—
Transfer Agent fee – Advisor Class	—	217,453	—		217,453
Transfer Agent fee – Class Z	65,854	273,423	—		339,277
Distribution fees – Class A	9,435	—	(9,435	)(h)	—
Distribution fees – Class B	4	—	(4	)(h)	—
Distribution fees – Class C	6,947	—	(6,947	)(h)	—
Auditing and tax fees	65,109	54,803	(65,109	)(i)	54,803
Directors’ fees and expenses	52,881	156,647	—		209,528
Registration fees	85,891	111,360	(70,891	)(j)	126,360
Printing fees	38,763	48,654	(28,763	)(k)	58,654
Legal fees	31,908	93,063	—		124,971
Miscellaneous	81,032	219,290	(75,322	)(l)	225,000

Total expenses	14,045,252	31,883,262	(4,782,532)		41,145,982
Less: expenses waived and reimbursed by the Adviser	(65,995)	(46,691)	29,625	(m)	(83,061)

Net Expenses	13,979,257	31,836,571	(4,752,907)		41,062,921

Net Investment Income	19,957,815	91,104,851	4,752,907		115,815,573

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(b)	(53,948,993)	(214,973,675)	—		(268,922,668)
Forward currency exchange contracts	(7,636,016)	(26,500)	—		(7,662,516)
Futures	(5,293,427)	—	—		(5,293,427)
Foreign currency transactions	(2,217,581)	(4,097,635)	—		(6,315,216)

Net realized loss on investment and foreign currency transactions	(69,096,017)	(219,097,810)	—		(288,193,827)

Net change in unrealized appreciation/depreciation of:
Investments(c)	(166,977,696)	(532,783,162)	—		(699,760,858)
Forward currency exchange contracts	3,058,548	(6,104,208)	—		(3,045,660)
Futures	33,131	—	—		33,131
Foreign currency denominated assets and liabilities	24,499	(41,140)	—		(16,641)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(163,861,518)	(538,928,510)	—		(702,790,028)

Net realized and unrealized loss on investment and foreign currency transactions	(232,957,535)	(758,026,320)	—		(990,983,855)

Net Decrease in Net Assets Resulting from Operations	$(212,999,720)	$(666,921,469)	$4,752,907		$(875,168,282)

(a)	Net of foreign withholding taxes of $3,689,100 and $13,011,968 for the International Portfolio and International Strategic Equities Portfolio, respectively.
(b)	Net of foreign capital gains taxes of $482,812 and $0 for the International Portfolio and International Strategic Equities Portfolio, respectively.
(c)	Net of (increase) decrease in accrued foreign capital gains taxes of $648,597 and $0 for the International Portfolio and International Strategic Equities Portfolio, respectively.
(d)

The Combined Portfolio will pay an investment management fee at an annual rate of 0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion, and 0.60% in excess of $5 billion of each Portfolio’s average daily net assets. Prior to the Reorganization, both Portfolios paid an investment management fee at an annual rate of 0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion, and 0.60% in excess of $5 billion of each Portfolio’s average daily net assets.

(e)

The adjustment reflects a decrease of shareholder servicing fees - the classes of the merging funds that had servicing fees moved into a class that did not have servicing fees as a result of the Reorganization.

(f)

The adjustment reflects the elimination of the International Portfolio’s custodian fees as a result of the Reorganization; the custodian fee of the International Strategic Equities Portfolio was increased due to an increase of security holdings post-merger.

(g)

The adjustment reflects an increase in transfer agent fees for the Non-Retail Class as a result of the Reorganization. The International Strategic Equities Portfolio does not, and will not as a result of the Reorganization, have Class A, Class B, or Class C shares.

(h)	The adjustment reflects the elimination of the International Portfolio’s Class A, Class B, and Class C distribution fees.
(i)	The adjustment reflects the elimination of the Portfolio’s auditing and tax fees as a result of the Reorganization.
(j)

The adjustment reflects the elimination of the International Portfolio’s registration fees as a result of the Reorganization and an increase in International Strategic Equities Portfolio’s registration fees to account for possible additional share registration fees.

(k)

The adjustment reflects the elimination of the International Portfolio’s printing fees as a result of the Reorganization and an increase in International Strategic Equities printing fees due to increase in net assets.

(l)

The adjustment reflects the elimination of the International Portfolio’s miscellaneous fees as a result of the Reorganization; the International Strategic Equities miscellaneous fee increased due to increase in assets.

(m)	The adjustment reflects a decrease in reimbursement; the only remaining reimbursement will be with respect to investments in the affiliated money market fund.
*	Does not reflect the estimated Reorganization costs of $114,389, which will be assumed by the International Portfolio and the International Strategic Equities Portfolio prior to the Reorganization.

TAX-MANAGED INTERNATIONAL PORTFOLIO INTO INTERNATIONAL STRATEGIC EQUITIES

PORTFOLIO PRO FORMA PORTFOLIO STATEMENTS OF OPERATIONS FOR THE TWELVE

MONTH PERIOD ENDED MARCH 31, 2020 (UNAUDITED)

	Tax–Managed International Portfolio	International Strategic Equities Portfolio	Adjustments*		Pro–forma Combined Portfolio
INVESTMENT INCOME
Interest	$18,618	$—	$—		$18,618
Dividends
Unaffiliated issuers(a)	78,041,331	122,018,389	—		200,059,720
Affiliated issuers	1,643,427	923,033	—		2,566,460

Total income	79,703,376	122,941,422	—		202,644,798

EXPENSES
Management fee	23,913,395	29,587,580	(3,797,943	)(d)	49,703,032
Shareholder servicing fee	7,145,952	439,100	(6,642,468	)(e)	942,584
Custodian fee	502,977	667,330	(354,290	)(f)	816,017
Transfer Agent fee – Non–Retail Class	178,715	14,559	4,231	(g)	197,505
Transfer Agent fee – Class A	3,906	—	(3,906	)(g)	—
Transfer Agent fee – Class B	11	—	(11	)(g)	—
Transfer Agent fee – Class C	314 (n)	—	(314	)(g)	—
Transfer Agent fee – Advisor Class	—	217,453	—		217,453
Transfer Agent fee – Class Z	86,728	273,423	—		360,151
Distribution fees – Class A	4,222	—	(4,222	)(h)	—
Distribution fees – Class B	18	—	(18	)(h)	—
Distribution fees – Class C	1,308 (n)	—	(1,308	)(h)	—
Auditing and tax fees	124,857	54,803	(124,857	)(i)	54,803
Directors’ fees and expenses	129,915	156,647	—		286,562
Registration fees	93,777	111,360	(58,777	)(j)	146,360
Printing fees	39,487	48,654	(24,487	)(k)	63,654
Legal fees	57,443	93,063	—		150,506
Miscellaneous	134,178	219,290	(78,468	)(l)	275,000

Total expenses	32,417,203	31,883,262	(11,086,838)		53,213,627

Less: expenses waived and reimbursed by the Adviser	(95,234)	(46,691)	9,842	(m)	(132,083)

Net Expenses	32,321,969	31,836,571	(11,076,996)		53,081,544
Net Investment Income	47,381,407	91,104,851	11,076,996		149,563,254

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(b)	(141,431,162)	(214,973,675)	—		(356,404,837)
Forward currency exchange contracts	(16,895,510)	(26,500)	—		(16,922,010)
Futures	(13,526,031)	—	—		(13,526,031)
Foreign currency transactions	(6,248,678)	(4,097,635)	—		(10,346,313)

Net realized loss on investment and foreign currency transactions	(178,101,381)	(219,097,810)	—		(397,199,191)

Net change in unrealized appreciation/depreciation of:
Investments(c)	(400,831,678)	(532,783,162)	—		(933,614,840)
Forward currency exchange contracts	8,584,105	(6,104,208)	—		2,479,897
Futures	76,315	—	—		76,315
Foreign currency denominated assets and liabilities	5,204	(41,140)	—		(35,936)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(392,166,054)	(538,928,510)	—		(931,094,564)

Net realized and unrealized loss on investment and foreign currency transactions	(570,267,435)	(758,026,320)	—		(1,328,293,755)

Net Decrease in Net Assets Resulting from Operations	$(522,886,028)	$(666,921,469)	$11,076,996		$(1,178,730,501)

(a)	Net of foreign withholding taxes of $8,640,124 and $13,011,968 for the Tax-Managed International Portfolio and International Strategic Equities Portfolio, respectively.
(b)	Net of foreign capital gains taxes of $1,060,709 and $0 for the Tax-Managed International Portfolio and International Strategic Equities Portfolio, respectively.
(c)	Net of (increase) decrease in accrued foreign capital gains taxes of $1,539,088 and $0 for the Tax-Managed International Portfolio and International Strategic Equities Portfolio, respectively.
(d)

The Combined Portfolio will pay an investment management fee at an annual rate of 0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion, and 0.60% in excess of $5 billion of each Portfolio’s average daily net assets. Prior to the Reorganization, both Portfolios paid an investment management fee at an annual rate of 0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion, and 0.60% in excess of $5 billion of each Portfolio’s average daily net assets.

(e)

The adjustment reflects a decrease of shareholder servicing fees - the classes of the merging funds that had servicing fees moved into a class that did not have servicing fees as a result of the Reorganization.

(f)

The adjustment reflects the elimination of the Tax-Managed International Portfolio’s custodian fees as a result of the Reorganization; the custodian fee of International Strategic Equities Portfolio was increased due to an increase of security holdings post-merger.

(g)

The adjustment reflects an increase in transfer agent fees for the Non-Retail Class as a result of the Reorganization. The International Strategic Equities Portfolio does not, and will not as a result of the Reorganization, have Class A, Class B, or Class C shares.

(h)	The adjustment reflects the elimination of the Tax Managed International Portfolio’s Class A, Class B, and Class C distribution fees.
(i)	The adjustment reflects the elimination of the Tax-Managed International Portfolio’s auditing and tax fees as a result of the Reorganization.
(j)

The adjustment reflects the elimination of the Tax-Managed International Portfolio’s registration fees as a result of the Reorganization and an increase in International Strategic Equities Portfolio’s registration fees to account for possible additional share registration fees.

(k)

The adjustment reflects the elimination of the Tax-Managed International Portfolio’s printing fees as a result of the Reorganization and an increase in International Strategic Equities Portfolio’s printing fees due to increase in net assets.

(l)

The adjustment reflects the elimination of the Tax-Managed International Portfolio’s miscellaneous fees as a result of the Reorganization; International Strategic Equities Portfolio’s miscellaneous fee increased due to increase in net assets.

(m)	The adjustment reflects a decrease in reimbursement; the only remaining reimbursement will be with respect to investments in the affiliated money market fund.
(n)

Effective as of June 18, 2020, all Class C shares of the Tax-Managed International Portfolio were redeemed or converted to Class A shares, and effective June 19, 2020, Class C shares of the Tax-Managed International Portfolio are no longer offered.

*

Does not reflect the estimated Reorganization costs of $262,278, which will be assumed by the Tax-Managed International Portfolio and the International Strategic Equities Portfolio prior to the Reorganization.

INTERNATIONAL PORTFOLIO AND TAX-MANAGED INTERNATIONAL PORTFOLIO INTO

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO PRO FORMA COMBINED STATEMENTS

OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2020 (UNAUDITED)

	Tax-Managed International Portfolio	International Portfolio	International Strategic Equities Portfolio	Adjustments*		Pro-forma Combined Portfolio
INVESTMENT INCOME
Interest	$18,618	$6,673	$—	$—		$25,291
Dividends
Unaffiliated issuers(a)	78,041,331	33,220,469	122,018,389	—		233,280,189
Affiliated issuers	1,643,427	708,430	923,033	—		3,274,890
Other income	—	1,500	—	—		1,500

Total income	79,703,376	33,937,072	122,941,422	—		236,581,870

EXPENSES
Management fee	23,913,395	10,481,120	29,587,580	(5,905,730	)(d)	58,076,365
Shareholder servicing fee	7,145,952	2,659,366	439,100	(9,104,779	)(e)	1,139,639
Custodian fee	502,977	351,028	667,330	(609,000	)(f)	912,335
Transfer Agent fee – Non-Retail Class	178,715	106,479	14,559	13,666	(g)	313,419
Transfer Agent fee – Class A	3,906	7,939	—	(11,845	)(g)	—
Transfer Agent fee – Class B	11	1	—	(12	)(g)	—
Transfer Agent fee – Class C	314 (n)	1,495	—	(1,809	)(g)	—
Transfer Agent fee – Advisor Class	—	—	217,453	—		217,453
Transfer Agent fee – Class Z	86,728	65,854	273,423	—		426,005
Distribution fees – Class A	4,222	9,435	—	(13,657	)(h)	—
Distribution fees – Class B	18	4	—	(22	)(h)	—
Distribution fees – Class C	1,308 (n)	6,947	—	(8,255	)(h)	—
Auditing and tax fees	124,857	65,109	54,803	(189,966	)(i)	54,803
Directors’ fees and expenses	129,915	52,881	156,647	—		339,443
Registration fees	93,777	85,891	111,360	(129,668	)(j)	161,360
Printing fees	39,487	38,763	48,654	(53,250	)(k)	73,654
Legal fees	57,443	31,908	93,063	—		182,414
Miscellaneous	134,178	81,032	219,290	(134,500	)(l)	300,000

Total expenses	32,417,203	14,045,252	31,883,262	(16,148,827)		62,196,890
Less: expenses waived and reimbursed by the Adviser	(95,234)	(65,995)	(46,691)	39,467	(m)	(168,453)

Net Expenses	32,321,969	13,979,257	31,836,571	(16,109,360)		62,028,437

Net Investment Income	47,381,407	19,957,815	91,104,851	16,109,360		174,553,433

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(b)	(141,431,162)	(53,948,993)	(214,973,675)	—		(410,353,830)
Forward currency exchange contracts	(16,895,510)	(7,636,016)	(26,500)	—		(24,558,026)
Futures	(13,526,031)	(5,293,427)	—	—		(18,819,458)
Foreign currency transactions	(6,248,678)	(2,217,581)	(4,097,635)	—		(12,563,894)

Net realized loss on investment and foreign currency transactions	(178,101,381)	(69,096,017)	(219,097,810)	—		(466,295,208)

Net change in unrealized appreciation/depreciation of:
Investments(c)	(400,831,678)	(166,977,696)	(532,783,162)	—		(1,100,592,536)
Forward currency exchange contracts	8,584,105	3,058,548	(6,104,208)	—		5,538,445
Futures	76,315	33,131	—	—		109,446
Foreign currency denominated assets and liabilities	5,204	24,499	(41,140)	—		(11,437)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(392,166,054)	(163,861,518)	(538,928,510)	—		(1,094,956,082)

Net realized and unrealized loss on investment and foreign currency transactions	(570,267,435)	(232,957,535)	(758,026,320)	—		(1,561,251,290)

Net Decrease in Net Assets Resulting from Operations	$(522,886,028)	$(212,902,264)	$(666,921,469)	$16,109,360		$(1,386,697,857)

(a)

Net of foreign withholding taxes of $8,640,124, $3,689,100 and $13,011,968 for the Tax-Managed International Portfolio, International Portfolio and International Strategic Equities Portfolio, respectively.

(b)	Net of foreign capital gains taxes of $1,060,709, $482,812 and $0 for the Tax-Managed International Portfolio, International Portfolio and International Strategic Equities Portfolio, respectively.
(c)

Net of (increase) decrease in accrued foreign capital gains taxes of $1,539,088, $648,597 and $0 for the Tax-Managed International Portfolio, International Portfolio and International Strategic Equities Portfolio, respectively.

(d)

The Combined Portfolio will pay an investment management fee at an annual rate of 0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion, and 0.60% in excess of $5 billion of the Portfolio’s average daily net assets. Prior to the Reorganization, each Portfolio paid an investment management fee at an annual rate of 0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion, and 0.60% in excess of $5 billion of each Portfolio’s average daily net assets.

(e)

The adjustment reflects a decrease shareholder servicing fees - the classes of the merging funds that had servicing fees moved into a class that did not have servicing fees as a result of the Reorganization.

(f)

The adjustment reflects the elimination of the Tax-Managed International Portfolio’s and International Portfolio’s custodian fees as a result of the Reorganization; the custody fee of the International Strategic Equities Portfolio was increased due to an increase of security holdings post-merger.

(g)

The adjustment reflects an increase in transfer agent fees for the Non-Retail Class as a result of the Reorganization. The International Strategic Equities Portfolio does not, and will not as a result of the Reorganization, have Class A, Class B, or Class C shares.

(h)	The adjustment reflects the elimination of the Tax-Managed International Portfolio’s and International Portfolio’s Class A, Class B, and Class C distribution fees as a result of the Reorganization.
(i)	The adjustment reflects the elimination of the Tax-Managed International Portfolio’s and International Portfolio’s auditing and tax fees as a result of the Reorganization.
(j)

The adjustment reflects the elimination of the Tax-Managed International Portfolio’s and International Portfolio’s registration fees as a result of the Reorganization and an increase in International Strategic Equities Portfolio’s registration fees to account for possible additional share registration fees.

(k)

The adjustment reflects the elimination of the Tax-Managed International Portfolio’s and International Portfolio’s printing fees as a result of the Reorganization and an increase in International Strategic Equities Portfolio’s printing fees due to increase in net assets.

(l)

The adjustment reflects the elimination of the Tax-Managed International Portfolio’s and International Portfolio’s miscellaneous fees as a result of the Reorganization; International Strategic Equities miscellaneous fee increased due to increase in net assets.

(m)	The adjustment reflects a decrease in reimbursement; the only remaining reimbursement will be with respect to investments in the affiliated money market fund.
(n)

Effective as of June 18, 2020, all Class C shares of the Tax-Managed International Portfolio were redeemed or converted to Class A shares, and effective June 19, 2020, Class C shares of the Tax-Managed International Portfolio are no longer offered.

*

Does not reflect the estimated Reorganization costs of $370,000, which will be assumed by the Tax-Managed International Portfolio, the International Portfolio and the International Strategic Equities Portfolio prior to the Reorganization.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS AS OF MARCH 31, 2020

(UNAUDITED)

Note 1 – BASIS OF COMBINATION

The Pro Forma Combined Statement of Assets and Liabilities, including the Portfolio of Investments at March 31, 2020, and related Statement of Operations (“Pro Forma Statements”) for the periods ended March 31, 2020, reflect the accounts of the Acquired Portfolios and the Acquiring Portfolio.

The Pro Forma Combined Statement of Assets and Liabilities has been restated to reflect a tax free exchange of the following shares of the applicable Acquired Portfolio for whole and fractional shares of equal dollar value of the Acquiring Portfolio according to the following chart:

Acquired Portfolios—Share Class Exchanged	Acquiring Portfolio—Share Class Received
Class A	SCB Class
Class C*	SCB Class
Class Z	Class Z
International Class / Tax-Managed International Class	Advisor Class (if applicable**) or SCB Class

*

Class C shares of the Tax-Managed International Portfolio are no longer offered. References herein to Class C shares of the Acquired Portfolio(s) relate solely to Class C shares of the International Portfolio.

**

The following clients of BPWM will receive Advisor Class shares: (i) clients who are subject to the global fee schedule for investment management services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and (ii) clients investing at least $3 million in a Portfolio of SCB Fund or Bernstein Fund.

The Pro Forma Statements give effect to the proposed transfer of all assets and stated liabilities of the Acquired Portfolios in exchange for shares of the Acquiring Portfolio. As a result of each Reorganization, the Acquiring Portfolio is the surviving portfolio.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the Portfolios included in their respective Statements of Additional Information.

Note 2 – PORTFOLIO VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the applicable Board of Directors of the Portfolio.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid–level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Manager will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios’ value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Note 3 – FAIR VALUE MEASUREMENTS

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three– level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and OTC derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2020:

International Portfolio into the International Strategic Equities Portfolio

	International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Investments in Securities (Level 1)	$143,043,631	$498,154,888	$641,198,519
Investments in Securities (Level 2)	916,356,865	2,836,821,297	3,753,178,162
Investments in Securities (Level 3)	199,406	—	199,406

Total for Investments in Securities	$1,059,599,902	$3,334,976,185	$4,394,576,087

Tax-Managed International Portfolio into the International Strategic Equities Portfolio

	Tax-Managed International Portfolio	International Strategic Equities Portfolio	Pro-Forma Combined Portfolio
Investments in Securities (Level 1)	$349,508,786	$498,154,888	$847,663,674
Investments in Securities (Level 2)	2,166,910,892	2,836,821,297	5,003,732,189
Investments in Securities (Level 3)	490,186	—	490,186

Total for Investments in Securities	$2,516,909,864	$3,334,976,185	$5,851,886,049

International Portfolio and Tax-Managed International Portfolio into the International Strategic Equities Portfolio

	Tax-Managed International Portfolio	International Portfolio	International Strategic Equities Portfolio	Pro–Forma Combined Portfolio
Investments in Securities (Level 1)	$349,508,786	$143,043,631	$498,154,888	$990,707,305
Investments in Securities (Level 2)	2,166,910,892	916,356,865	2,836,821,297	5,920,089,054
Investments in Securities (Level 3)	490,186	199,406	—	689,592

Total for Investments in Securities	$2,516,909,864	$1,059,599,902	$3,334,976,185	$6,911,485,951

PART C

OTHER INFORMATION

Item 15.	Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”) and pursuant to Article XI of the Fund’s Bylaws (Exhibit (b) to this Registration Statement), directors, officers and employees of the Fund will be indemnified to the maximum extent permitted by Maryland General Corporation Law. Article XI provides that any indemnification or advance of expenses made thereunder shall be subject to applicable requirements of the 1940 Act. Maryland General Corporation Law permits a corporation to indemnify any director, officer, employee or agent made a party to any threatened, pending or completed action, suit or proceeding by reason of service in that capacity, against, judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with the proceeding, unless it is proved that: (i) an act or omission by the director, officer, employee or agent that was material to the cause of action adjudicated in the proceeding was committed in bad faith or the result of active and deliberate dishonesty; (ii) the director, employee, or agent actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director, employee or agent had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding by or in the right of the corporation in which the director shall have been held liable to the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

As permitted by Section 17(i) of the 1940 Act, pursuant to Section 13 of the Investment Management Agreement, between the Fund, on behalf of Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the International Strategic Equities Portfolio, the International Small Cap Portfolio and the Small Cap Core Portfolio and AllianceBernstein Investment Research Management, Inc. (“ABIRM”), AB, Bernstein LLC and ABIRM may be indemnified against certain liabilities which it may incur.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Fund intends to purchase an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The insurance policy also insures the Fund against the cost of indemnification payments to officers and directors under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any officer or director from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Section 4 of the Investment Management Agreement provides that AB shall not be liable to the Fund or the Portfolios for any error of judgment by AB or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund or the Portfolios, except in the case of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of obligations and duties under the Investment Management Agreement.

The Fund hereby undertakes that it will apply the indemnification provisions of its Bylaws, and the Investment Management Agreement, Shareholder Servicing Agreement, and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 16.	Exhibits.

(1)(i)	–	Articles of Incorporation of the Fund dated September 2, 2015 (incorporated by reference to Exhibit (a) to the Registrant’s initial registration statement on Form N-1A filed on September 21, 2015).

(1)(ii)	–	Articles Supplementary (submitted electronically by Post-Effective Amendment No. 4 filed on January 26, 2018).

(2)	–	Bylaws of the Fund dated September 2, 2015 (incorporated by reference to Exhibit (b) to the Registrant’s initial registration statement on Form N-1A filed on September 21, 2015).

(3)	–	None.

(4)	–	Form of Agreement and Plan of Reorganization (included as Appendix A to the Prospectus/Proxy Statement included in this Registration Statement) —filed herewith.

(5)	–	Instruments Defining Rights of Security Holders—supplied by Exhibit (1)(i) (see Article V—Stock; Sections 3, 7, 8, 9, 10, 14 and 15; Article VII – Provisions Defining, Limiting and Regulating Certain Powers of the Corporation and of the Directors and Stockholders; Sections 1(b), 1(c), 2, 3, and 5; Article IX – Amendments); and supplied by Exhibit (2) (see Article II – Meetings of Stockholders and Article VII—Stock).

(6)(i)(a)	–	Form of Investment Advisory and Management Agreement between the Fund and AllianceBernstein L.P. (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(6)(i)(b)	–	Form of Amendment No. 1 to the Investment Advisory and Management Agreement (submitted electronically by Post-Effective Amendment No. 4 filed on January 26, 2018).

(6)(i)(c)	–	Investment Advisory and Management Agreement between the Fund and AllianceBernstein L.P. dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 10 filed on January 28, 2020).

(6)(ii)	–	Form of Shareholder Servicing Agreement between the Fund and AllianceBernstein L.P. (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(6)(ii)(a)	–	Amended and Restated Shareholder Servicing Agreement between the Fund and AllianceBernstein L.P. dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 10 filed on January 28, 2020).

(7)(i)	–	Form of Distribution Agreement between the Fund and Sanford C. Bernstein & Co., LLC (“Bernstein LLC”) (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(7)(i)(1)	–	Amended and Restated Distribution Agreement between the Fund and Bernstein LLC dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 10 filed on January 28, 2020).

(7)(ii)	–	Form of Distribution Services Agreement (including a plan pursuant to Rule 12b-1) between the Fund and AllianceBernstein Investments, Inc. (“ABI”) (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(7)(ii)(a)	–	Amended and Restated Distribution Services Agreement between the Fund and ABI dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 10 filed on January 28, 2020).

(7)(iii)	–	Form of Selected Dealer Agreement between ABI and selected dealers offering shares of the Fund (incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AB Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed on October 15, 2009).

(7)(iv)	–	Form of Load Fund Operating Agreement between ABI and Charles Schwab & Co., Inc. making available shares of the Fund (incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AB Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed on October 15, 2009).

(7)(v)	–	Form of Cooperation Agreement between ABI and UBS AG (incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AB Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed on October 15, 2009).

(8)	–	Bonus or Profit Sharing Contracts—Not applicable.

(9)(i)	–	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 (incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AB Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed on April 29, 2010).

(9)(ii)	–	Form of Joinder to Custodian Contract between the Fund and State Street Bank and Trust Company (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(10)(i)	–	Form of Distribution Services Agreement (including a plan pursuant to Rule 12b-1) between the Fund and AllianceBernstein Investments, Inc. (“ABI”) (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(10)(ii)	–	Rule 12b-1 Plan – supplied by Exhibit (10)(i).

(10)(iii)	–	Plan Pursuant to Rule 18f-3 (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(11)(i)	–	Opinion and Consent of Venable LLP, counsel for the Registrant—filed herewith.

(12)(i)	–	Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders with respect to the reorganization of the International Portfolio into the International Strategic Equities Portfolio—filed herewith.

(12)(ii)	–	Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders with respect to the reorganization of the Tax-Managed International Portfolio into the International Strategic Equities Portfolio—filed herewith.

(13)(i)	–	Form of Transfer Agency Agreement between the Fund and AllianceBernstein Investor Services, Inc. (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(13)(ii)	–	Form of Expense Limitation Agreement by and between the Fund and AllianceBernstein L.P. with respect to International Strategic Equities Portfolio (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(13)(iii)	–	Form of Expense Limitation Agreement by and between the Fund and AllianceBernstein L.P. with respect to International Small Cap Portfolio (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(13)(iv)	–	Form of Expense Limitation Agreement by and between the Fund and AllianceBernstein L.P. with respect to Small Cap Core Portfolio (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(13)(v)	–	Form of Investment Advisory Fee Waiver Agreement between the Fund and AllianceBernstein L.P. (submitted electronically by Pre-Effective Amendment No. 2 filed on December 17, 2015).

(13)(vi)	–	Management Fee Waiver Undertaking with respect to the AB Government Money Market Portfolio (incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 75 of the Registration Statement on Form N-1A of Sanford C. Bernstein Fund, Inc. (File Nos. 33-21844 and 811-05555), filed with the Securities and Exchange Commission on January 26, 2018).

(14)	–	Consents of PricewaterhouseCoopers LLP, independent registered public accounting firm, for the Registrant and the International Portfolio and the Tax-Managed International Portfolio—filed herewith.

(15)	–	Omitted Financial Statements—Not applicable.

(16)	–	Powers of Attorney—filed herewith.

(17)(i)	–	Form of proxy card for shareholders of the International Portfolio—filed herewith.

(17)(ii)	–	Form of proxy card for shareholders of the Tax-Managed International Portfolio—filed herewith.

Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on the 31st day of July, 2020.

BERNSTEIN FUND, INC.

By:	/s/ Beata D. Kirr
Beata D. Kirr
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*	President and Director
Beata D. Kirr

*	Director
R. Jay Gerken

*	Director
Jeffrey R. Holland

*	Director
William Kristol

*	Director
Michelle McCloskey

*	Director
Debra Perry

*	Director
Donald K. Peterson

/s/ Joseph J. Mantineo	Treasurer and Chief Financial Officer	July 31, 2020
Joseph J. Mantineo

*	This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

By:	/s/ Nancy E. Hay	July 31, 2020
Nancy E. Hay, Attorney-in-Fact

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

Exhibit No.	Description

(4)	Form of Agreement and Plan of Reorganization.

(11)(i)	Opinion and Consent of Venable LLP.

(12)(i)	Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders with respect to the reorganization of the International Portfolio into the International Strategic Equities Portfolio.

(12)(ii)	Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders with respect to the reorganization of the Tax-Managed International Portfolio into the International Strategic Equities Portfolio.

(14)	Consents of PricewaterhouseCoopers LLP, independent registered public accounting firm, for the Registrant and the International Portfolio and the Tax-Managed International Portfolio.

(16)	Powers of Attorney.

(17)(i)	Form of proxy card for shareholders of the International Portfolio.

(17)(ii)	Form of proxy card for shareholders of the Tax-Managed International Portfolio.